UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: August 31

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Date of reporting period: August 31, 2023

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended August 31, 2023:

Opportunistic Fixed Income Fund

John Hancock Funds II - Underlying Funds

Capital Appreciation Fund

Capital Appreciation Value Fund

Core Bond Fund

Health Sciences Fund

High Yield Fund

International Strategic Equity Allocation Fund

Mid Value Fund

Science & Technology Fund

U.S. Sector Rotation Fund

Annual report
John Hancock
Opportunistic Fixed Income Fund
Fixed income
August 31, 2023

A message to shareholders
Dear shareholder,
Bonds posted mixed results for the 12 months ended August 31, 2023. Inflation remained a key factor; while rates cooled off from their 40-year highs during the summer of 2022, they remained elevated through period end. To curb inflationary pressures, the U.S. Federal Reserve (Fed) continued to raise short-term interest rates and emphasized that further interest rate increases may be necessary to bring inflation under control.
U.S. bond yields moved broadly higher, with short- and intermediate-term bond yields rising the most. On a sector basis, U.S. Treasury securities and residential mortgage-backed securities declined the most, while high-yield corporate bonds posted positive returns, reflecting signs of improving economic growth late in the period.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Opportunistic Fixed Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
49	Financial statements
53	Financial highlights
58	Notes to financial statements
74	Report of independent registered public accounting firm
75	Tax information
76	Evaluation of advisory and subadvisory agreements by the Board of Trustees
83	Statement regarding liquidity risk management
85	Trustees and Officers
89	More information
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 6-4-21. Returns prior to this date are those of Class 1 shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A volatile market backdrop for fixed income
Fixed-income markets were up and down for the period, as changes in expectations about interest rates, inflation, and economic growth drove security prices.
The fund outperformed its benchmark, the Bloomberg Global Aggregate Bond USD Hedged Index, prior to expenses
The fund saw relative outperformance in several investment categories, especially emerging-market debt, the best-performing fixed-income sector for the period.
Embracing tactical investment opportunities
The fund embraced opportunities to rotate into market areas seen as providing sufficiently attractive pricing amid elevated concern about global economic growth.
PORTFOLIO COMPOSITION AS OF 8/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	3

QUALITY COMPOSITION AS OF 8/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
4	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
How did the global bond market perform during the 12 months ended August 31, 2023?
The fixed-income markets were volatile. Interest rates rose and credit spreads widened last September following the release of the U.K.’s mini-budget, which the market perceived as inflationary. Then, between the fourth quarter of 2022 and January 2023, fixed-income markets rallied sharply after softer-than-expected inflation data. In the subsequent two months, however, fixed-income securities struggled amid robust employment data and the U.S. regional banking crisis. The period finished with a summer market rally amid stronger-than-expected economic data. U.S. monetary policy remained tight, as the U.S. Federal Reserve raised its short-term benchmark interest rate by an additional 0.25% in July.
In this environment, how did the fund perform?
The fund outperformed its benchmark. In managing the fund, we focus on noncore sectors of global fixed-income markets and invest according to several themes. Within the fund’s strategic sector theme, investments in emerging-markets local debt provided the main performance benefit. This was the best-performing fixed-income sector for the period, and the fund’s allocation to the category added significant value. Other helpful exposures included allocations to bank loans, securitized credit, convertible securities, and high-yield bonds, as well as to diversified inflation-linked exposure.
COUNTRY COMPOSITION AS OF 8/31/2023 (% of net assets)
United States	58.0
New Zealand	4.5
Brazil	3.7
Iceland	2.4
Canada	2.3
Australia	2.2
South Korea	1.9
South Africa	1.7
Mexico	1.6
Sweden	1.6
Other countries	20.1
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	5

Within the fund’s market neutral theme, exposure to our global credit absolute return theme drove positive performance. Within the fund’s tactical sector theme, exposure to peripheral European sovereign debt added value. In contrast, the fund’s duration positioning detracted.
The fund employed derivatives through credit-default swaps, bond futures, and currency forwards. We implemented these positions because we saw them as an efficient, lower-transaction-cost approach to reposition the portfolio’s sector, country, and currency exposure. The derivative positions detracted on an absolute basis.
MANAGED BY

Brian M. Garvey
Brij S. Khurana
The views expressed in this report are exclusively those of Brian M. Garvey and Brij S. Khurana, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-23	as of 8-31-23
Class A1	0.06	0.29	1.17	1.44	12.33	5.11	4.66
Class C1	3.54	0.99	1.52	5.06	16.31	4.63	4.16
Class I1,2	5.54	1.44	1.75	7.43	18.93	5.63	5.16
Class R6[1,2]	5.60	1.49	1.77	7.67	19.19	5.76	5.28
Class 1[2]	5.58	1.46	1.75	7.49	19.00	5.69	5.21
Index 1††	0.55	0.85	2.10	4.30	23.15	—	—
Index 2††	-0.09	-1.21	0.06	-5.90	0.56	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6 and Class 1 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class 1
Gross (%)	1.41	2.16	1.16	1.05	1.10
Net (%)	1.19	1.94	0.94	0.83	0.87
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the Bloomberg Global Aggregate Bond USD Hedged Index; Index 2 is the Bloomberg Global Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Opportunistic Fixed Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-13	11,631	11,631	12,315	10,056
Class I1,2	8-31-13	11,893	11,893	12,315	10,056
Class R6[1,2]	8-31-13	11,919	11,919	12,315	10,056
Class 1[2]	8-31-13	11,900	11,900	12,315	10,056
The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
The Bloomberg Global Aggregate Bond Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 6-4-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	9

to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,030.20	$5.99	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class C	Actual expenses/actual returns	1,000.00	1,026.60	9.81	1.92%
	Hypothetical example	1,000.00	1,015.50	9.75	1.92%
Class I	Actual expenses/actual returns	1,000.00	1,032.10	4.71	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R6	Actual expenses/actual returns	1,000.00	1,032.10	4.15	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Class 1	Actual expenses/actual returns	1,000.00	1,032.10	4.35	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-23
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 34.8%					$43,398,986
(Cost $43,813,844)
U.S. Government 14.1%					17,533,703
U.S. Treasury
Bond	4.125	08-15-53		39,200	38,673
Inflation Protected Security	0.375	01-15-27		921,954	863,134
Inflation Protected Security	1.125	01-15-33		3,533,421	3,294,363
Inflation Protected Security	1.250	04-15-28		5,426,229	5,223,381
Inflation Protected Security (A)	1.625	10-15-27		8,063,882	7,910,401
Note	3.500	02-15-33		64,000	60,950
Note	3.875	08-15-33		130,000	127,684
Note	4.000	06-30-28		15,300	15,117
U.S. Government Agency 20.7%					25,865,283
Federal National Mortgage Association
30 Yr Pass Thru (B)	4.500	TBA		235,000	222,846
30 Yr Pass Thru (B)	5.000	TBA		7,115,000	6,899,048
30 Yr Pass Thru (B)	5.500	TBA		11,721,000	11,577,987
30 Yr Pass Thru (B)	6.000	TBA		3,995,000	4,005,768

30 Yr Pass Thru (B)	6.000	TBA		3,152,000	3,159,634
Foreign government obligations 35.5%					$44,195,684
(Cost $49,241,938)
Angola 0.1%					164,000
Republic of Angola
Bond	8.750	04-14-32		200,000	164,000
Argentina 0.0%					70,180
Republic of Argentina
Bond	1.000	07-09-29		7,467	2,405
Bond (3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter)	3.625	07-09-35		229,987	67,775
Australia 2.1%					2,649,416
Commonwealth of Australia
Bond	0.250	11-21-32	AUD	1,715,000	1,108,556
Bond	1.750	06-21-51	AUD	4,140,000	1,540,860
Benin 0.2%					262,955
Republic of Benin
Bond	4.875	01-19-32	EUR	100,000	80,784
Bond	4.950	01-22-35	EUR	240,000	182,171
Brazil 3.7%					4,666,923
Federative Republic of Brazil
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Brazil (continued)
Bill (C)	10.081	01-01-26	BRL	1,138,000	$182,979
Bill (C)	10.084	07-01-26	BRL	1,387,000	212,490
Bill (C)	10.418	07-01-27	BRL	839,000	115,237
Note	6.000	08-15-50	BRL	72,000	63,462
Note	6.000	05-15-55	BRL	1,398,000	1,255,563
Note	10.000	01-01-25	BRL	2,104,000	428,354
Note	10.000	01-01-27	BRL	3,323,000	675,030
Note	10.000	01-01-29	BRL	8,351,000	1,660,761
Note	10.000	01-01-33	BRL	379,000	73,047
Bulgaria 0.3%					337,064
Republic of Bulgaria
Bond	1.375	09-23-50	EUR	450,000	267,462
Bond	4.500	01-27-33	EUR	65,000	69,602
Canada 1.8%					2,249,976
Government of Canada
Bond	4.000	12-01-31	CAD	2,614,658	2,249,976
Chile 0.6%					701,890
Republic of Chile
Bond	1.250	01-22-51	EUR	125,000	68,878
Bond	4.125	07-05-34	EUR	100,000	105,453
Bond (D)	4.700	09-01-30	CLP	80,000,000	91,038
Bond	5.000	03-01-35	CLP	25,000,000	28,405
Bond (D)	5.300	11-01-37	CLP	15,000,000	17,221
Bond (D)	6.000	04-01-33	CLP	270,000,000	332,106
Bond	6.000	01-01-43	CLP	10,000,000	12,386
Bond (D)	7.000	05-01-34	CLP	35,000,000	46,403
Colombia 1.0%					1,214,087
Republic of Colombia
Bond	3.000	03-25-33	COP	396,593,021	86,800
Bond	3.875	02-15-61		260,000	145,566
Bond	4.125	02-22-42		400,000	258,243
Bond	6.000	04-28-28	COP	597,300,000	124,990
Bond	7.000	03-26-31	COP	286,800,000	58,131
Bond	7.750	09-18-30	COP	1,296,500,000	279,723
Bond	9.250	05-28-42	COP	510,200,000	108,274
Bond	13.250	02-09-33	COP	542,600,000	152,360
Czech Republic 1.0%					1,269,295
Czech Republic
Bond	0.950	05-15-30	CZK	5,090,000	184,004
Bond	1.200	03-13-31	CZK	1,620,000	58,339
Bond	1.500	04-24-40	CZK	740,000	21,604
Bond	1.750	06-23-32	CZK	1,930,000	70,345
Bond	1.750	06-23-32	CZK	1,260,000	45,925
12	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Czech Republic (continued)
Bond	1.950	07-30-37	CZK	310,000	$10,454
Bond	2.000	10-13-33	CZK	3,050,000	111,305
Bond	2.500	08-25-28	CZK	6,420,000	263,909
Bond	3.500	05-30-35	CZK	10,000	413
Bond	4.900	04-14-34	CZK	5,580,000	261,958
Bond	5.000	09-30-30	CZK	3,550,000	164,898
Bond	6.000	02-26-26	CZK	1,640,000	76,141
Greece 0.4%					465,434
Republic of Greece
GDP-Linked Note (E)	4.484*	10-15-42	EUR	119,230,000	465,434
Hungary 0.9%					1,114,302
Republic of Hungary
Bond	1.000	11-26-25	HUF	7,410,000	18,015
Bond	1.625	04-28-32	EUR	110,000	90,973
Bond	1.750	06-05-35	EUR	520,000	392,615
Bond	2.250	06-22-34	HUF	61,110,000	113,656
Bond	3.000	10-27-27	HUF	37,520,000	90,759
Bond	3.000	08-21-30	HUF	19,120,000	42,061
Bond	3.250	10-22-31	HUF	39,880,000	89,041
Bond	4.500	03-23-28	HUF	13,010,000	32,970
Bond	4.750	11-24-32	HUF	36,320,000	87,432
Bond	6.750	10-22-28	HUF	56,270,000	156,780
Iceland 2.4%					2,981,529
Republic of Iceland
Bond	5.000	11-15-28	ISK	431,960,000	2,981,529
Indonesia 1.4%					1,738,362
Republic of Indonesia
Bond	1.400	10-30-31	EUR	670,000	574,019
Bond	6.375	08-15-28	IDR	5,057,000,000	333,344
Bond	6.375	04-15-32	IDR	2,583,000,000	169,181
Bond	6.500	02-15-31	IDR	1,401,000,000	92,252
Bond	7.000	05-15-27	IDR	923,000,000	61,995
Bond	7.000	02-15-33	IDR	1,952,000,000	133,006
Bond	7.500	08-15-32	IDR	2,995,000,000	210,182
Bond	7.500	06-15-35	IDR	127,000,000	8,971
Bond	7.500	05-15-38	IDR	1,676,000,000	118,370
Bond	8.375	03-15-34	IDR	496,000,000	37,042
Malaysia 1.1%					1,352,964
Government of Malaysia
Bond	2.632	04-15-31	MYR	1,065,000	211,028
Bond	3.478	06-14-24	MYR	85,000	18,352
Bond	3.502	05-31-27	MYR	205,000	43,977
Bond	3.582	07-15-32	MYR	1,535,000	323,538
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Malaysia (continued)
Bond	3.882	03-14-25	MYR	735,000	$159,747
Bond	3.885	08-15-29	MYR	750,000	162,621
Bond	3.906	07-15-26	MYR	955,000	208,174
Bond	4.254	05-31-35	MYR	160,000	35,094
Bond	4.696	10-15-42	MYR	275,000	63,304
Bond	4.893	06-08-38	MYR	540,000	127,129
Mexico 1.6%					2,009,587
Government of Mexico
Bill (C)	10.677	07-10-25	MXN	8,060,910	390,434
Bill (C)	11.009	03-20-25	MXN	7,955,790	395,830
Bill (C)	11.076	01-23-25	MXN	1,040,080	52,550
Bond	5.500	03-04-27	MXN	4,334,000	222,357
Bond	7.500	05-26-33	MXN	6,177,000	321,513
Bond	7.750	05-29-31	MXN	401,400	21,510
Bond	7.750	11-13-42	MXN	3,448,400	172,684
Bond	8.000	05-24-35	MXN	1,030,500	55,018
Bond	8.000	11-07-47	MXN	1,334,800	68,037
Bond	8.000	07-31-53	MXN	1,044,600	52,820
Bond	8.500	05-31-29	MXN	1,814,500	102,457
Bond	8.500	11-18-38	MXN	1,531,300	83,351
Bond	10.000	11-20-36	MXN	1,151,600	71,026
New Zealand 4.5%					5,621,887
Government of New Zealand
Bond	1.500	05-15-31	NZD	145,000	67,992
Bond	2.750	05-15-51	NZD	2,030,000	795,763
Inflation Linked Bond	3.089	09-20-40	NZD	1,510,000	1,057,445
Inflation Linked Bond	3.122	09-20-35	NZD	1,110,000	808,158
Inflation Linked Bond	3.804	09-20-30	NZD	3,735,000	2,892,529
North Macedonia 0.3%					334,819
Republic of North Macedonia
Bond	1.625	03-10-28	EUR	200,000	178,311
Bond	2.750	01-18-25	EUR	150,000	156,508
Norway 1.3%					1,691,348
Kingdom of Norway
Bond (D)	1.250	09-17-31	NOK	21,810,000	1,691,348
Peru 0.7%					870,462
Republic of Peru
Bond	5.400	08-12-34	PEN	380,000	91,841
Bond	5.940	02-12-29	PEN	680,000	182,321
Bond	6.150	08-12-32	PEN	50,000	13,106
Bond	6.350	08-12-28	PEN	215,000	59,011
Bond	6.900	08-12-37	PEN	265,000	71,769
Bond	6.950	08-12-31	PEN	1,155,000	320,560
14	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Peru (continued)
Bond (D)	7.300	08-12-33	PEN	468,000	$131,854
Philippines 0.2%					231,706
Republic of the Philippines
Bond	1.750	04-28-41	EUR	330,000	231,706
Poland 0.9%					1,135,100
Republic of Poland
Bond	1.750	04-25-32	PLN	915,000	164,827
Bond	2.750	04-25-28	PLN	395,000	85,838
Bond	2.750	10-25-29	PLN	395,000	82,839
Bond	3.250	07-25-25	PLN	495,000	115,535
Bond	3.750	05-25-27	PLN	1,040,000	238,996
Bond	6.000	10-25-33	PLN	530,000	131,546
Bond	7.500	07-25-28	PLN	1,195,000	315,519
Romania 1.0%					1,246,245
Republic of Romania
Bond (D)	2.625	12-02-40	EUR	120,000	80,025
Bond (D)	2.750	04-14-41	EUR	360,000	240,481
Bond	3.650	09-24-31	RON	240,000	43,032
Bond	3.700	11-25-24	RON	60,000	12,781
Bond	3.875	10-29-35	EUR	110,000	96,004
Bond	4.750	10-11-34	RON	255,000	47,108
Bond	4.850	07-25-29	RON	220,000	44,447
Bond	5.800	07-26-27	RON	760,000	163,704
Bond	6.700	02-25-32	RON	465,000	101,647
Bond	8.000	04-29-30	RON	195,000	45,569
Bond	8.250	09-29-32	RON	965,000	232,121
Bond	8.750	10-30-28	RON	580,000	139,326
Russia 0.5%					601,653
Government of Russia
Bond	5.900	03-12-31	RUB	164,810,000	601,653
Saudi Arabia 0.3%					385,058
Kingdom of Saudi Arabia
Bond (D)	2.250	02-02-33		486,000	385,058
Serbia 0.3%					392,086
Republic of Serbia
Bond	1.500	06-26-29	EUR	280,000	238,720
Bond	1.650	03-03-33	EUR	210,000	153,366
Slovakia 0.2%					202,266
Republic of Slovakia
Bond	4.000	02-23-43	EUR	190,000	202,266
South Africa 1.7%					2,106,158
Republic of South Africa
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
South Africa (continued)
Bond	6.250	03-31-36	ZAR	8,875,000	$300,768
Bond	7.000	02-28-31	ZAR	1,430,000	61,334
Bond	8.000	01-31-30	ZAR	4,835,000	229,115
Bond	8.250	03-31-32	ZAR	7,470,000	334,795
Bond	8.500	01-31-37	ZAR	4,760,000	192,467
Bond	8.750	01-31-44	ZAR	17,515,000	671,756
Bond	9.000	01-31-40	ZAR	6,925,000	279,860
Bond	11.625	03-31-53	ZAR	720,000	36,063
South Korea 1.9%					2,341,365
Republic of Korea
Inflation Linked Bond	1.125	06-10-30	KRW	2,744,475,963	2,072,627
Inflation Linked Bond	1.750	06-10-28	KRW	351,390,840	268,738
Sweden 1.6%					1,965,978
Kingdom of Sweden
Inflation Linked Bond	0.163	06-01-32	SEK	17,930,000	1,965,978
Thailand 0.8%					962,178
Kingdom of Thailand
Bond	1.000	06-17-27	THB	5,360,000	145,157
Bond	1.585	12-17-35	THB	7,025,000	173,981
Bond	1.600	12-17-29	THB	605,000	16,288
Bond	2.000	12-17-31	THB	5,300,000	143,118
Bond	2.000	06-17-42	THB	1,150,000	27,665
Bond	2.875	12-17-28	THB	6,500,000	188,642
Bond	2.875	06-17-46	THB	500,000	13,366
Bond	3.350	06-17-33	THB	5,270,000	157,749
Bond	3.450	06-17-43	THB	3,250,000	96,212
United Kingdom 0.5%					609,933
United Kingdom of Great Britain
Bond	0.500	10-22-61	GBP	1,620,000	609,933
Uruguay 0.2%					249,478
Republic of Uruguay
Bond	8.500	03-15-28	UYU	5,270,000	135,539

Bond	9.750	07-20-33	UYU	4,165,500	113,939
Corporate bonds 11.6%					$14,444,994
(Cost $15,089,157)
Australia 0.1%					158,737
FMG Resources Proprietary, Ltd. (D)	4.375	04-01-31		95,000	79,604
FMG Resources Proprietary, Ltd. (D)	5.875	04-15-30		12,000	11,135
Macquarie Group, Ltd. (5.887% to 6-15-33, then SOFR + 2.380%) (D)	5.887	06-15-34		70,000	67,998
16	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Austria 0.2%					$223,133
Klabin Austria GmbH (D)	7.000	04-03-49		230,000	223,133
Bermuda 0.0%					5,438
Carnival Holdings Bermuda, Ltd. (D)	10.375	05-01-28		5,000	5,438
Canada 0.4%					497,476
Bausch Health Companies, Inc. (D)	4.875	06-01-28		22,000	13,055
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440%)	6.750	06-15-76		94,000	90,240
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80		63,000	57,359
Enerflex, Ltd. (D)	9.000	10-15-27		5,000	4,974
goeasy, Ltd. (D)	4.375	05-01-26		99,000	90,891
NOVA Chemicals Corp. (D)	4.250	05-15-29		65,000	52,796
Ontario Gaming GTA LP (D)	8.000	08-01-30		60,000	60,647
The Bank of Nova Scotia (4.900% to 6-4-25, then 5 Year CMT + 4.551%) (F)	4.900	06-04-25		75,000	69,181
Transcanada Trust (5.600% to 12-7-31, then 5 Year CMT + 3.986%)	5.600	03-07-82		70,000	58,333
Chile 0.1%					122,621
VTR Comunicaciones SpA	4.375	04-15-29		200,000	122,621
China 0.0%					28,998
CIFI Holdings Group Company, Ltd. (G)	4.375	04-12-27		200,000	13,500
Country Garden Holdings Company, Ltd.	3.875	10-22-30		210,000	15,498
Colombia 0.0%					32,595
Ecopetrol SA	6.875	04-29-30		35,000	32,595
France 1.0%					1,281,296
Elior Group SA	3.750	07-15-26	EUR	100,000	85,787
Societe Generale SA (6.221% to 6-15-32, then 1 Year CMT + 3.200%) (D)	6.221	06-15-33		400,000	375,797
Societe Generale SA (D)	7.367	01-10-53		200,000	194,087
TotalEnergies SE (2.125% to 1-25-33, then 5 Year Euro Swap Rate + 2.513% to 1-25-53, then 5 Year Euro Swap Rate + 3.263%) (F)	2.125	07-25-32	EUR	340,000	268,675
Valeo SE	1.000	08-03-28	EUR	400,000	356,950
Germany 0.2%					295,489
Allianz SE (2.600% to 10-30-31, then 5 Year Euro Swap Rate + 2.579%) (F)	2.600	10-30-31	EUR	200,000	145,303
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Germany (continued)
Deutsche Bank AG (3.742% to 10-7-31, then SOFR + 2.257%)	3.742	01-07-33		200,000	150,186
Israel 0.1%					$68,628
Energean Israel Finance, Ltd. (D)	8.500	09-30-33		35,425	35,868
Leviathan Bond, Ltd. (D)	6.750	06-30-30		35,000	32,760
Italy 0.6%					746,148
Assicurazioni Generali SpA	2.429	07-14-31	EUR	510,000	455,558
Castor SpA	6.000	02-15-29	EUR	100,000	93,215
Intesa Sanpaolo SpA (D)	6.625	06-20-33		200,000	197,375
Japan 0.1%					102,363
Rakuten Group, Inc. (4.250% to 4-22-27, then 5 Year Euro Swap Rate + 4.740%) (F)	4.250	04-22-27	EUR	200,000	102,363
Luxembourg 0.0%					54,027
Trinseo Materials Operating SCA (D)	5.125	04-01-29		100,000	54,027
Malta 0.1%					91,126
VistaJet Malta Finance PLC (D)	6.375	02-01-30		92,000	75,438
VistaJet Malta Finance PLC (D)	9.500	06-01-28		17,000	15,688
Netherlands 0.5%					648,910
Braskem Netherlands Finance BV	7.250	02-13-33		200,000	189,466
Petrobras Global Finance BV	6.500	07-03-33		135,000	131,750
Teva Pharmaceutical Finance Netherlands II BV	4.375	05-09-30	EUR	350,000	327,694
Norway 0.2%					210,976
Var Energi ASA (D)	8.000	11-15-32		200,000	210,976
Romania 0.1%					112,339
Banca Transilvania SA (8.875% to 4-27-26, then 1 Year EURIBOR ICE Swap Rate + 5.580%)	8.875	04-27-27	EUR	100,000	112,339
United Kingdom 0.5%					594,460
Anglo American Capital PLC (D)	5.625	04-01-30		400,000	394,730
Barclays PLC (7.119% to 6-27-33, then SOFR + 3.570%)	7.119	06-27-34		200,000	199,730
United States 7.4%					9,170,234
Acrisure LLC (D)	7.000	11-15-25		97,000	93,740
Advanced Drainage Systems, Inc. (D)	6.375	06-15-30		13,000	12,806
Aircastle, Ltd. (5.250% to 9-15-26, then 5 Year CMT + 4.410% to 9-15-31, then 5 Year CMT + 4.660% to 9-15-46, then 5 Year CMT + 5.160%) (D)(F)	5.250	06-15-26		98,000	75,950
18	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Alliant Holdings Intermediate LLC (D)	6.750	10-15-27		125,000	118,153
Ally Financial, Inc. (4.700% to 5-15-28, then 7 Year CMT + 3.481%) (F)	4.700	05-15-28		54,000	34,760
Altria Group, Inc.	3.125	06-15-31	EUR	170,000	158,785
AmeriGas Partners LP	5.750	05-20-27		85,000	78,600
AmWINS Group, Inc. (D)	4.875	06-30-29		27,000	24,226
Antero Resources Corp. (D)	5.375	03-01-30		59,000	55,163
APX Group, Inc. (D)	5.750	07-15-29		12,000	10,338
Aramark Services, Inc. (D)	6.375	05-01-25		16,000	16,027
Ares Finance Company III LLC (4.125% to 6-30-26, then 5 Year CMT + 3.237%) (D)	4.125	06-30-51		40,000	30,295
AssuredPartners, Inc. (D)	5.625	01-15-29		161,000	139,865
ATI, Inc.	4.875	10-01-29		3,000	2,708
AutoZone, Inc.	4.750	08-01-32		50,000	47,826
BAT Capital Corp.	7.081	08-02-53		135,000	132,909
BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK) (D)	7.750	04-01-27		66,000	60,412
Black Knight InfoServ LLC (D)	3.625	09-01-28		210,000	193,200
Broadcom, Inc.	4.300	11-15-32		18,000	16,272
Buckeye Partners LP (3 month LIBOR + 4.020%) (H)	9.627	01-22-78		97,000	80,197
Builders FirstSource, Inc. (D)	4.250	02-01-32		20,000	17,003
Caesars Entertainment, Inc. (D)	7.000	02-15-30		45,000	45,172
Caesars Entertainment, Inc. (D)	8.125	07-01-27		18,000	18,276
Capital One Financial Corp. (2.359% to 7-29-31, then SOFR + 1.337%)	2.359	07-29-32		85,000	60,635
Capital One Financial Corp. (6.377% to 6-8-33, then SOFR + 2.860%)	6.377	06-08-34		61,000	60,254
Carnival Corp. (D)	6.000	05-01-29		139,000	125,500
Carnival Corp. (D)	7.625	03-01-26		3,000	2,991
CCO Holdings LLC (D)	4.500	06-01-33		14,000	11,051
CCO Holdings LLC (D)	5.375	06-01-29		117,000	106,487
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (F)	6.125	09-01-23		48,000	48,000
Citigroup, Inc. (4.000% to 12-10-25, then 5 Year CMT + 3.597%) (F)	4.000	12-10-25		69,000	61,758
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (F)	7.375	05-15-28		44,000	44,275
Citizens Financial Group, Inc. (5.650% to 10-6-25, then 5 Year CMT + 5.313%) (F)	5.650	10-06-25		80,000	73,881
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Clear Channel Outdoor Holdings, Inc. (D)	9.000	09-15-28	150,000	150,750
Clydesdale Acquisition Holdings, Inc. (D)	6.625	04-15-29	10,000	9,516
Clydesdale Acquisition Holdings, Inc. (D)	8.750	04-15-30	167,000	151,024
CMS Energy Corp. (4.750% to 3-1-30, then 5 Year CMT + 4.116%)	4.750	06-01-50	54,000	47,165
CoBank ACB (6.250% to 10-1-26, then 3 month LIBOR + 4.660%) (F)	6.250	10-01-26	29,000	27,815
Coherent Corp. (D)	5.000	12-15-29	9,000	7,994
Columbia Pipelines Operating Company LLC (D)	6.714	08-15-63	50,000	51,110
Community Health Systems, Inc. (D)	4.750	02-15-31	70,000	52,150
Compass Group Diversified Holdings LLC (D)	5.250	04-15-29	121,000	111,121
Corebridge Financial, Inc. (6.875% to 9-15-27, then 5 Year CMT + 3.846%)	6.875	12-15-52	49,000	47,641
Crestwood Midstream Partners LP (D)	6.000	02-01-29	2,000	1,963
Crestwood Midstream Partners LP (D)	7.375	02-01-31	8,000	8,241
CSC Holdings LLC (D)	4.125	12-01-30	200,000	142,615
CSC Holdings LLC (D)	4.500	11-15-31	200,000	142,213
CSC Holdings LLC	5.250	06-01-24	3,000	2,846
Cushman & Wakefield US Borrower LLC (D)	8.875	09-01-31	15,000	15,123
Discover Financial Services (6.125% to 6-23-25, then 5 Year CMT + 5.783%) (F)	6.125	06-23-25	49,000	47,084
Discovery Communications LLC	4.000	09-15-55	35,000	22,826
DISH DBS Corp.	5.125	06-01-29	12,000	6,488
DISH DBS Corp. (D)	5.750	12-01-28	22,000	17,078
Dominion Energy, Inc. (4.350% to 1-15-27, then 5 Year CMT + 3.195%) (F)	4.350	01-15-27	51,000	43,082
Dominion Energy, Inc. (4.650% to 12-15-24, then 5 Year CMT + 2.993%) (F)	4.650	12-15-24	31,000	28,210
Duke Energy Corp. (4.875% to 9-16-24, then 5 Year CMT + 3.388%) (F)	4.875	09-16-24	22,000	21,444
Earthstone Energy Holdings LLC (D)	8.000	04-15-27	7,000	7,145
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (F)	5.375	03-15-26	106,000	93,649
20	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Embarq Corp.	7.995	06-01-36	3,000	1,827
Enact Holdings, Inc. (D)	6.500	08-15-25	64,000	63,422
EnLink Midstream LLC (D)	5.625	01-15-28	51,000	49,336
EnLink Midstream LLC (D)	6.500	09-01-30	5,000	5,013
EnLink Midstream Partners LP	5.450	06-01-47	83,000	68,890
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month CME Term SOFR + 3.295%)	5.250	08-16-77	12,000	10,558
Enterprise Products Operating LLC (3 month CME Term SOFR + 3.248%) (H)	8.619	08-16-77	66,000	64,781
Fifth Third Bancorp (4.500% to 9-30-25, then 5 Year CMT + 4.215%) (F)	4.500	09-30-25	67,000	60,958
First Student Bidco, Inc. (D)	4.000	07-31-29	95,000	80,751
FirstCash, Inc. (D)	4.625	09-01-28	71,000	63,148
FirstCash, Inc. (D)	5.625	01-01-30	104,000	94,414
Flex, Ltd.	4.875	05-12-30	10,000	9,581
Freedom Mortgage Corp. (D)	7.625	05-01-26	62,000	57,026
Frontier Communications Holdings LLC (D)	5.000	05-01-28	2,000	1,714
Frontier Communications Holdings LLC (D)	5.875	10-15-27	7,000	6,376
Frontier Communications Holdings LLC (D)	6.750	05-01-29	133,000	103,217
Gen Digital, Inc. (D)	6.750	09-30-27	4,000	4,010
Gen Digital, Inc. (D)	7.125	09-30-30	4,000	4,027
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (F)	5.700	09-30-30	66,000	56,547
Global Atlantic Fin Company (D)	7.950	06-15-33	72,000	70,653
Great Lakes Dredge & Dock Corp. (D)	5.250	06-01-29	170,000	145,593
Hanesbrands, Inc. (D)	9.000	02-15-31	50,000	50,195
Hawaiian Brand Intellectual Property, Ltd. (D)	5.750	01-20-26	52,000	48,119
Hightower Holding LLC (D)	6.750	04-15-29	132,000	114,894
HUB International, Ltd. (D)	5.625	12-01-29	96,000	84,894
HUB International, Ltd. (D)	7.250	06-15-30	4,000	4,072
Huntington Bancshares, Inc. (4.450% to 10-15-27, then 7 Year CMT + 4.045%) (F)	4.450	10-15-27	29,000	24,594
Huntington Bancshares, Inc. (3 month CME Term SOFR + 3.142%) (F)(H)	8.450	10-15-23	25,000	22,673
Iron Mountain, Inc. (D)	5.250	07-15-30	2,000	1,805
Iron Mountain, Inc. (D)	7.000	02-15-29	115,000	114,685
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	21

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
KB Home	6.875	06-15-27	5,000	5,049
KeySpan Gas East Corp. (D)	5.994	03-06-33	65,000	64,525
Ladder Capital Finance Holdings LLLP (D)	4.250	02-01-27	32,000	28,939
Ladder Capital Finance Holdings LLLP (D)	4.750	06-15-29	5,000	4,204
LBM Acquisition LLC (D)	6.250	01-15-29	67,000	58,463
Lennar Corp.	4.750	11-29-27	18,000	17,453
LFS Topco LLC (D)	5.875	10-15-26	64,000	55,361
Liberty Mutual Group, Inc. (4.125% to 9-15-26, then 5 Year CMT + 3.315%) (D)	4.125	12-15-51	89,000	71,868
Liberty Mutual Group, Inc. (D)	4.300	02-01-61	25,000	15,300
LSF9 Atlantis Holdings LLC (D)	7.750	02-15-26	55,000	50,119
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (F)	5.125	11-01-26	44,000	36,418
MajorDrive Holdings IV LLC (D)	6.375	06-01-29	70,000	57,684
Matador Resources Company (D)	6.875	04-15-28	5,000	4,992
Mauser Packaging Solutions Holding Company (D)	7.875	08-15-26	3,000	2,954
McAfee Corp. (D)	7.375	02-15-30	10,000	8,749
Medline Borrower LP (D)	3.875	04-01-29	10,000	8,730
Medline Borrower LP (D)	5.250	10-01-29	139,000	123,436
Micron Technology, Inc.	5.875	09-15-33	5,000	4,903
Mileage Plus Holdings LLC (D)	6.500	06-20-27	38,543	38,409
MSCI, Inc. (D)	3.625	09-01-30	131,000	113,285
MSCI, Inc. (D)	3.875	02-15-31	20,000	17,450
Nabors Industries, Inc. (D)	7.375	05-15-27	3,000	2,928
National Rural Utilities Cooperative Finance Corp. (3 month CME Term SOFR + 3.172%) (H)	8.541	04-30-43	30,000	29,407
Nationstar Mortgage Holdings, Inc. (D)	5.750	11-15-31	103,000	88,894
NCL Corp., Ltd. (D)	7.750	02-15-29	154,000	146,504
Noble Finance II LLC (D)	8.000	04-15-30	5,000	5,170
Novelis Corp. (D)	4.750	01-30-30	97,000	86,809
NRG Energy, Inc. (D)	7.000	03-15-33	70,000	69,593
Occidental Petroleum Corp.	4.500	07-15-44	35,000	25,367
Occidental Petroleum Corp.	6.450	09-15-36	10,000	10,227
OneMain Finance Corp.	9.000	01-15-29	140,000	141,925
Open Text Holdings, Inc. (D)	4.125	12-01-31	98,000	81,348
Oracle Corp.	6.500	04-15-38	5,000	5,274
Outfront Media Capital LLC (D)	4.625	03-15-30	130,000	105,693
Owens & Minor, Inc. (D)	4.500	03-31-29	70,000	59,325
Owens & Minor, Inc. (D)	6.625	04-01-30	10,000	9,097
22	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Pacific Gas & Electric Company	6.700	04-01-53	49,000	47,640
Pacific Gas & Electric Company	6.750	01-15-53	80,000	77,756
Paramount Global (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57	65,000	50,893
PennyMac Financial Services, Inc. (D)	5.750	09-15-31	63,000	52,951
Performance Food Group, Inc. (D)	4.250	08-01-29	144,000	126,728
Post Holdings, Inc. (D)	4.625	04-15-30	19,000	16,834
Post Holdings, Inc. (D)	5.500	12-15-29	116,000	107,306
PPL Capital Funding, Inc. (3 month LIBOR + 2.665%) (H)	8.203	03-30-67	28,000	25,360
Presidio Holdings, Inc. (D)	8.250	02-01-28	58,000	56,189
Range Resources Corp. (D)	4.750	02-15-30	13,000	11,739
Range Resources Corp.	8.250	01-15-29	40,000	41,526
Reinsurance Group of America, Inc. (3 month LIBOR + 2.665%) (H)	8.217	12-15-65	25,000	22,499
RHP Hotel Properties LP (D)	7.250	07-15-28	23,000	23,115
Royal Caribbean Cruises, Ltd. (D)	5.500	08-31-26	15,000	14,373
Sasol Financing USA LLC (D)	8.750	05-03-29	200,000	195,250
Sempra (4.125% to 1-1-27, then 5 Year CMT + 2.868%)	4.125	04-01-52	125,000	101,074
Sempra (4.875% to 10-15-25, then 5 Year CMT + 4.550%) (F)	4.875	10-15-25	50,000	47,290
Signal Parent, Inc. (D)	6.125	04-01-29	14,000	9,100
Spirit AeroSystems, Inc. (D)	9.375	11-30-29	3,000	3,126
SRS Distribution, Inc. (D)	6.125	07-01-29	10,000	8,695
STL Holding Company LLC (D)	7.500	02-15-26	68,000	63,264
Synchrony Financial	7.250	02-02-33	130,000	119,530
Sysco Corp.	6.600	04-01-40	13,000	13,717
Terex Corp. (D)	5.000	05-15-29	83,000	76,206
The Charles Schwab Corp. (4.000% to 6-1-26, then 5 Year CMT + 3.168%) (F)	4.000	06-01-26	28,000	24,228
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (F)	5.375	06-01-25	25,000	24,125
The Dun & Bradstreet Corp. (D)	5.000	12-15-29	20,000	17,950
The Gap, Inc. (D)	3.625	10-01-29	76,000	57,858
The Gap, Inc. (D)	3.875	10-01-31	144,000	104,350
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (F)	7.500	02-10-29	24,000	24,120
The Hertz Corp. (D)	5.000	12-01-29	5,000	4,111
The Michaels Companies, Inc. (D)	5.250	05-01-28	4,000	3,335
The Michaels Companies, Inc. (D)	7.875	05-01-29	102,000	70,706
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
The Southern Company (4.000% to 10-15-25, then 5 Year CMT + 3.733%)	4.000	01-15-51	46,000	42,657
The William Carter Company (D)	5.625	03-15-27	164,000	158,988
TransDigm, Inc. (D)	6.250	03-15-26	16,000	15,848
Transocean, Inc. (D)	8.750	02-15-30	4,750	4,859
TriNet Group, Inc. (D)	7.125	08-15-31	3,000	3,017
U.S. Steel Corp.	6.875	03-01-29	7,000	6,973
Uber Technologies, Inc. (D)	4.500	08-15-29	121,000	110,789
United Wholesale Mortgage LLC (D)	5.500	04-15-29	5,000	4,338
Venture Global Calcasieu Pass LLC (D)	3.875	08-15-29	60,000	51,901
Viking Cruises, Ltd. (D)	5.875	09-15-27	3,000	2,805
Viking Cruises, Ltd. (D)	7.000	02-15-29	60,000	56,892
Viking Cruises, Ltd. (D)	9.125	07-15-31	60,000	61,988
Viper Energy Partners LP (D)	5.375	11-01-27	290,000	279,432
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (D)(F)	8.000	10-15-26	12,000	11,468
WarnerMedia Holdings, Inc.	3.755	03-15-27	6,000	5,628
Weatherford International, Ltd. (D)	8.625	04-30-30	5,000	5,121
Wells Fargo & Company (3.900% to 3-15-26, then 5 Year CMT + 3.453%) (F)	3.900	03-15-26	51,000	45,212
Western Midstream Operating LP	4.050	02-01-30	124,000	110,609
Windsor Holdings III LLC (D)	8.500	06-15-30	88,000	88,384

Wynn Resorts Finance LLC (D)	7.125	02-15-31	3,000	2,948
Convertible bonds 3.6%				$4,509,958
(Cost $4,846,069)
Canada 0.1%				77,223
Shopify, Inc.	0.125	11-01-25	85,000	77,223
China 0.1%				138,105
NIO, Inc.	0.500	02-01-27	162,000	138,105
Denmark 0.2%				241,150
Ascendis Pharma A/S	2.250	04-01-28	260,000	241,150
Israel 0.0%				2,910
SolarEdge Technologies, Inc. (C)	1.481	09-15-25	3,000	2,910
Luxembourg 0.0%				11,900
Arrival SA (D)	3.500	12-01-26	170,000	11,900
Singapore 0.2%				322,547
Sea, Ltd.	0.250	09-15-26	407,000	322,547
24	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States 3.0%				$3,716,123
3D Systems Corp. (C)	9.713	11-15-26	21,000	15,530
Affirm Holdings, Inc. (C)	8.822	11-15-26	75,000	56,955
Airbnb, Inc. (C)	5.252	03-15-26	110,000	96,415
Alarm.com Holdings, Inc. (C)	6.610	01-15-26	110,000	94,270
Axon Enterprise, Inc. (D)	0.500	12-15-27	23,000	25,599
Bandwidth, Inc.	0.250	03-01-26	39,000	31,220
Bentley Systems, Inc.	0.125	01-15-26	95,000	92,445
Beyond Meat, Inc. (C)	44.027	03-15-27	125,000	33,750
BILL Holdings, Inc. (C)	5.877	04-01-27	76,000	61,750
Block, Inc.	0.125	03-01-25	55,000	50,793
Block, Inc.	0.250	11-01-27	142,000	108,455
Cable One, Inc.	1.125	03-15-28	35,000	26,303
Cardlytics, Inc.	1.000	09-15-25	55,000	32,725
Carnival Corp. (D)	5.750	12-01-27	2,000	2,943
Ceridian HCM Holding, Inc.	0.250	03-15-26	111,000	98,446
Cracker Barrel Old Country Store, Inc.	0.625	06-15-26	85,000	71,719
Cytokinetics, Inc.	3.500	07-01-27	50,000	47,065
DigitalOcean Holdings, Inc. (C)	8.217	12-01-26	90,000	69,354
DISH Network Corp.	3.375	08-15-26	38,000	22,990
DraftKings Holdings, Inc. (C)	6.246	03-15-28	27,000	20,426
Dropbox, Inc. (C)	0.840	03-01-28	100,000	96,250
Etsy, Inc.	0.125	10-01-26	2,000	2,170
Etsy, Inc.	0.250	06-15-28	130,000	99,255
Euronet Worldwide, Inc.	0.750	03-15-49	28,000	25,760
Exact Sciences Corp.	0.375	03-15-27	81,000	80,798
Fluor Corp. (D)	1.125	08-15-29	26,000	26,208
Health Catalyst, Inc.	2.500	04-15-25	5,000	4,794
JetBlue Airways Corp.	0.500	04-01-26	190,000	149,264
John Bean Technologies Corp.	0.250	05-15-26	88,000	80,740
Lumentum Holdings, Inc.	0.500	06-15-28	75,000	57,285
MP Materials Corp. (D)	0.250	04-01-26	230,000	200,537
Nabors Industries, Inc.	0.750	01-15-24	16,000	15,456
Nabors Industries, Inc. (D)	1.750	06-15-29	5,000	4,085
NCL Corp., Ltd.	2.500	02-15-27	104,000	90,272
Nutanix, Inc.	0.250	10-01-27	35,000	30,297
Okta, Inc.	0.125	09-01-25	85,000	77,520
ON Semiconductor Corp. (D)	0.500	03-01-29	15,000	17,130
PAR Technology Corp.	1.500	10-15-27	15,000	12,900
Patrick Industries, Inc.	1.750	12-01-28	37,000	36,945
Pebblebrook Hotel Trust	1.750	12-15-26	55,000	46,717
Pegasystems, Inc.	0.750	03-01-25	37,000	33,929
Pioneer Natural Resources Company	0.250	05-15-25	3,000	7,577
Rapid7, Inc.	0.250	03-15-27	100,000	88,063
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Redfin Corp.	0.500	04-01-27	95,000	60,325
Repay Holdings Corp. (C)(D)	7.975	02-01-26	415,000	343,662
Shake Shack, Inc. (C)	5.890	03-01-28	15,000	11,550
Shift4 Payments, Inc.	0.500	08-01-27	70,000	57,960
Snap, Inc.	0.125	03-01-28	485,000	341,967
Southwest Airlines Company	1.250	05-01-25	17,000	17,833
Splunk, Inc.	1.125	06-15-27	133,000	116,708
Spotify USA, Inc. (C)	6.369	03-15-26	105,000	89,565
Stem, Inc. (D)	0.500	12-01-28	85,000	50,405
Teladoc Health, Inc.	1.250	06-01-27	74,000	59,385
The Greenbrier Companies, Inc.	2.875	04-15-28	90,000	87,921
The Middleby Corp.	1.000	09-01-25	2,000	2,444
Uber Technologies, Inc. (C)	2.883	12-15-25	112,000	104,837
Welltower OP LLC (D)	2.750	05-15-28	2,000	2,057

Western Digital Corp.	1.500	02-01-24	27,000	26,399
Term loans (I) 4.1%				$5,124,733
(Cost $5,187,715)
Cayman Islands 0.0%				0
Paragon Offshore Finance Company, Term Loan B (G)(J)	0.000	07-18-22	9,802	0
Luxembourg 0.2%				225,313
Belron Luxembourg Sarl, 2023 Term Loan (3 month SOFR + 2.750%)	8.160	04-18-29	100,000	100,000
Delta 2 Lux Sarl, Term Loan B (1 month SOFR + 3.000%)	8.331	01-15-30	125,000	125,313
United States 3.9%				4,899,420
Aretec Group, Inc., 2023 Incremental Term Loan	9.916	08-09-30	100,000	99,719
Asurion LLC, 2020 Term Loan B8 (3 month LIBOR + 3.250%)	8.788	12-23-26	96,571	93,794
Asurion LLC, 2021 2nd Lien Term Loan B3 (1 month SOFR + 5.250%)	10.695	01-31-28	230,000	205,346
athenahealth, Inc., 2022 Term Loan B (1 month SOFR + 3.500%)	8.820	02-15-29	88,835	87,687
Barnes Group, Inc., Term Loan B (K)	TBD	08-09-30	100,000	100,083
Berlin Packaging LLC, 2021 Term Loan B5 (1 and 3 month SOFR + 3.750%)	9.188	03-11-28	147,375	145,810
Caesars Entertainment, Inc., Term Loan B (1 month SOFR + 3.250%)	8.681	02-06-30	104,738	104,725
Carnival Corp., 2021 Incremental Term Loan B (1 month SOFR + 3.250%)	8.696	10-18-28	123,125	122,779
26	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Cinemark USA, Inc., 2023 Term Loan B (1 and 3 month SOFR + 3.750%)	9.054	05-24-30	124,688	$124,272
Coherent Corp., 2022 Term Loan B (1 month SOFR + 2.750%)	8.196	07-02-29	96,248	95,912
Core & Main LP, 2021 Term Loan B (1 and 3 month SOFR + 2.500%)	7.846	07-27-28	145,000	144,518
Crocs, Inc., 2023 Term Loan B (1 month SOFR + 3.100%)	8.431	02-20-29	114,000	114,272
Dcert Buyer, Inc., 2019 Term Loan B (1 month SOFR + 4.000%)	9.331	10-16-26	198,424	197,553
Elanco Animal Health, Inc., Term Loan B (1 month SOFR + 1.750%)	7.168	08-01-27	111,316	110,169
Emerald Debt Merger Sub LLC, Term Loan B (3 month SOFR + 3.000%)	8.331	05-31-30	183,486	183,602
Filtration Group Corp., 2023 USD Term Loan (1 month SOFR + 4.250%)	9.696	10-21-28	109,725	109,976
First Brands Group LLC, 2022 Incremental Term Loan (6 month SOFR + 5.000%)	10.881	03-30-27	100,000	98,500
Great Outdoors Group LLC, 2021 Term Loan B1 (1 month SOFR + 3.750%)	9.196	03-06-28	112,140	111,685
Hanesbrands, Inc., 2023 Term Loan B (1 month SOFR + 3.750%)	9.081	03-08-30	114,713	114,569
Hightower Holding LLC, 2021 Term Loan B (3 month SOFR + 4.000%)	9.351	04-21-28	147,375	145,287
HUB International, Ltd., 2023 Term Loan B (3 month SOFR + 4.250%)	9.584	06-20-30	148,423	148,825
Hyland Software, Inc., 2018 1st Lien Term Loan (1 month SOFR + 3.500%)	8.946	07-01-24	97,194	97,080
IRB Holding Corp., 2022 Term Loan B (1 month SOFR + 3.000%)	8.431	12-15-27	423,605	421,000
Medline Borrower LP, USD Term Loan B (1 month SOFR + 3.250%)	8.696	10-23-28	187,625	187,409
NEP Group, Inc., 2018 1st Lien Term Loan (1 month SOFR + 3.250%)	8.696	10-20-25	50,987	47,464
Polaris Newco LLC, USD Term Loan B (3 month LIBOR + 4.000%)	9.538	06-02-28	98,250	95,242
Quartz Acquireco LLC, Term Loan B (1 month SOFR + 3.500%)	8.820	06-28-30	100,000	99,875
Quikrete Holdings, Inc., 2016 1st Lien Term Loan (1 month SOFR + 2.625%)	8.071	02-01-27	96,500	96,369
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Sedgwick Claims Management Services, Inc., 2023 Term Loan B (1 month SOFR + 3.750%)	9.081	02-24-28	226,917	$227,119
SRS Distribution, Inc., 2021 Term Loan B (1 month SOFR + 3.500%)	8.946	06-02-28	107,308	105,766
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month SOFR + 1.750%)	7.196	04-16-25	70,999	70,992
SS&C Technologies, Inc., 2018 Term Loan B4 (1 month SOFR + 1.750%)	7.196	04-16-25	67,043	67,037
Surgery Center Holdings, Inc., 2021 Term Loan (1 month SOFR + 3.750%)	9.178	08-31-26	124,310	124,457
The Dun & Bradstreet Corp., 2023 Term Loan B (1 month SOFR + 2.750%)	8.170	02-06-26	141,533	141,622
TransDigm, Inc., 2020 Term Loan E (3 month LIBOR + 2.250%)	7.788	05-30-25	167,274	167,349
Windsor Holdings III LLC, USD Term Loan B (1 month SOFR + 4.500%)	9.818	08-01-30	115,000	114,497

WW International, Inc., 2021 Term Loan B (1 month SOFR + 3.500%)	8.946	04-13-28	236,605	177,059
Collateralized mortgage obligations 3.7%				$4,532,540
(Cost $4,652,416)
Commercial and residential 1.3%				1,525,556
Angel Oak Mortgage Trust
Series 2020-3, Class M1 (D)(L)	3.809	04-25-65	50,000	44,800
BANK
Series 2020-BN25, Class AS	2.841	01-15-63	40,000	32,437
Series 2021-BN31, Class C (L)	2.545	02-15-54	30,000	18,885
Series 2022-BNK42, Class AS (L)	4.879	06-15-55	40,000	36,077
BBCMS Mortgage Trust
Series 2023-C20, Class AS (L)	5.973	07-15-56	10,000	9,973
Benchmark Mortgage Trust
Series 2020-B16, Class AM (L)	2.944	02-15-53	40,000	32,873
BRAVO Residential Funding Trust
Series 2020-NQM1, Class M1 (D)(L)	3.181	05-25-60	129,000	118,481
Series 2021-NQM1, Class M1 (D)(L)	2.316	02-25-49	100,000	71,792
BX Trust
Series 2021-ARIA, Class C (1 month CME Term SOFR + 1.760%) (D)(H)	7.070	10-15-36	20,000	19,222
28	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-MFM1, Class D (1 month CME Term SOFR + 1.614%) (D)(H)	6.924	01-15-34	9,042	$8,818
Series 2023-DELC, Class A (1 month CME Term SOFR + 2.690%) (D)(H)	8.000	05-15-38	50,000	50,016
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class E (1 month CME Term SOFR + 2.264%) (D)(H)	7.575	12-15-37	134,000	132,312
CIM Trust
Series 2021-R4, Class A1 (D)(L)	2.000	05-01-61	63,692	54,810
Citigroup Commercial Mortgage Trust
Series 2023-PRM3, Class A (D)(L)	6.572	07-10-28	100,000	101,295
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-LC13, Class AM (D)(L)	4.557	08-10-46	52,446	52,315
Deephaven Residential Mortgage Trust
Series 2020-2, Class M1 (D)(L)	4.112	05-25-65	100,000	91,629
New Residential Mortgage Loan Trust
Series 2015-2A, Class B4 (D)(L)	5.371	08-25-55	51,280	48,158
NYMT Loan Trust I
Series 2021-BPL1, Class A1 (2.239% to 5-25-24, then 4.239% thereafter) (D)	2.239	05-25-26	89,387	88,482
OBX Trust
Series 2022-NQM5, Class A1 (4.310% to 5-1-26, then 5.310% thereafter) (D)	4.310	05-25-62	88,132	83,737
OPG Trust
Series 2021-PORT, Class D (1 month CME Term SOFR + 1.245%) (D)(H)	6.556	10-15-36	19,975	19,361
UBS Commercial Mortgage Trust
Series 2019-C16, Class ASB	3.460	04-15-52	154,000	144,056
Verus Securitization Trust
Series 2020-5, Class M1 (D)(L)	2.601	05-25-65	200,000	161,567
Wells Fargo Commercial Mortgage Trust
Series 2020-C58, Class B	2.704	07-15-53	65,000	46,256
Wells Fargo Mortgage Backed Securities Trust
Series 2019-3, Class A1 (D)(L)	3.500	07-25-49	6,128	5,426
WF-RBS Commercial Mortgage Trust
Series 2011-C4, Class C (D)(L)	4.993	06-15-44	35,353	32,878
WSTN Trust
Series 2023-MAUI, Class B (D)(L)	7.263	07-05-37	20,000	19,900
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	29

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 2.4%				$3,006,984
Federal Home Loan Mortgage Corp.
Series 2020-HQA3, Class B1 (1 month SOFR + 5.864%) (D)(H)	11.152	07-25-50	40,068	43,470
Series 2021-DNA6, Class M2 (1 month SOFR + 1.500%) (D)(H)	6.788	10-25-41	178,000	174,309
Series 2021-HQA1, Class M2 (1 month SOFR + 2.250%) (D)(H)	7.538	08-25-33	167,833	165,945
Series 2021-HQA2, Class M2 (1 month SOFR + 2.050%) (D)(H)	7.338	12-25-33	100,000	98,071
Series 2021-HQA3, Class M2 (1 month SOFR + 2.100%) (D)(H)	7.388	09-25-41	180,000	175,804
Series 2021-P011, Class X1 IO	1.783	09-25-45	94,603	11,330
Series 2022-DNA1, Class B1 (1 month SOFR + 3.400%) (D)(H)	8.688	01-25-42	150,000	148,970
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%) (D)(H)	8.188	04-25-42	50,000	50,853
Series 2022-DNA5, Class M2 (1 month SOFR + 6.750%) (D)(H)	12.038	06-25-42	50,000	55,512
Series 2022-DNA6, Class M2 (1 month SOFR + 5.750%) (D)(H)	11.038	09-25-42	120,000	130,350
Series 2022-HQA1, Class M1B (1 month SOFR + 3.500%) (D)(H)	8.788	03-25-42	15,000	15,450
Series 2022-HQA1, Class M2 (1 month SOFR + 5.250%) (D)(H)	10.538	03-25-42	540,000	568,015
Series 2022-HQA3, Class M1B (1 month SOFR + 3.550%) (D)(H)	8.838	08-25-42	40,000	40,898
Series 2023-DNA1, Class M2 (1 month SOFR + 5.500%) (D)(H)	10.796	03-25-43	25,000	26,875
Series 2023-DNA2, Class B1 (1 month SOFR + 7.600%) (D)(H)	12.896	04-25-43	15,000	16,188
Series 2023-HQA2, Class M1B (1 month SOFR + 3.350%) (D)(H)	8.638	06-25-43	35,000	35,656
Series 4898, Class SA IO	0.797	07-15-49	373,025	34,907
Series 4954, Class SL IO	0.648	02-25-50	1,052,330	101,864
Series 4999, Class KS IO	0.748	12-25-42	299,064	24,993
Series 4999, Class PS IO	0.548	03-25-44	375,511	29,405
Series K103, Class X1 IO	0.757	11-25-29	224,049	7,196
Series K105, Class X1 IO	1.644	01-25-30	169,387	12,920
Series K737, Class X1 IO	0.747	10-25-26	111,418	1,711
Series K740, Class X1 IO	0.831	09-25-27	98,533	2,501
Series Q014, Class X IO	2.789	10-25-55	93,920	16,527
Federal National Mortgage Association
Series 2016-88, Class SK IO	0.598	12-25-46	300,417	29,502
Series 2017-C07, Class 2B1 (1 month SOFR + 4.564%) (H)	9.852	05-25-30	55,000	59,400
Series 2019-25, Class SA IO	0.648	06-25-49	1,280,341	123,008
Series 2019-50, Class S IO	0.648	09-25-49	753,843	76,965
30	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2019-68, Class SC IO	0.598	11-25-49	247,910	$24,131
Series 2020-R01, Class 1M2 (1 month SOFR + 2.164%) (D)(H)	7.452	01-25-40	13,497	13,578
Series 2022-R02, Class 2B1 (1 month SOFR + 4.500%) (D)(H)	9.788	01-25-42	150,000	152,284
Series 2022-R03, Class 1B1 (1 month SOFR + 6.250%) (D)(H)	11.538	03-25-42	67,000	73,100
Series 2022-R03, Class 1M2 (1 month SOFR + 3.500%) (D)(H)	8.788	03-25-42	49,000	50,377
Series 2022-R04, Class 1B1 (1 month SOFR + 5.250%) (D)(H)	10.538	03-25-42	115,000	121,775
Series 2022-R05, Class 2B1 (1 month SOFR + 4.500%) (D)(H)	9.788	04-25-42	100,000	101,742
Series 2022-R09, Class 2M2 (1 month SOFR + 4.750%) (D)(H)	10.046	09-25-42	60,000	63,600
Series 2023-R01, Class 1B1 (1 month SOFR + 5.100%) (D)(H)	10.396	12-25-42	15,000	15,983
Series 2023-R02, Class 1M2 (1 month SOFR + 3.350%) (D)(H)	8.638	01-25-43	25,000	25,608
Series 2023-R03, Class 2M2 (1 month SOFR + 3.900%) (D)(H)	9.188	04-25-43	20,000	20,750
Series 2023-R04, Class 1M2 (1 month SOFR + 3.550%) (D)(H)	8.846	05-25-43	25,000	25,938
Series 2023-R05, Class 1M2 (1 month SOFR + 3.100%) (D)(H)	8.396	06-25-43	24,000	24,420

Series 2023-R06, Class 1B1 (1 month SOFR + 3.900%) (D)(H)	9.188	07-25-43	15,000	15,103
Asset backed securities 2.9%				$3,659,518
(Cost $3,813,812)
Asset backed securities 2.9%				3,659,518
AASET Trust
Series 2021-2A, Class A (D)	2.798	01-15-47	207,618	179,413
Avis Budget Rental Car Funding AESOP LLC
Series 2022-5A, Class A (D)	6.120	04-20-27	100,000	100,223
Bain Capital Credit CLO, Ltd.
Series 2020-5A, Class D (3 month CME Term SOFR + 3.812%) (D)(H)	9.138	01-20-32	250,000	249,880
Benefit Street Partners CLO XIX, Ltd.
Series 2019-19A, Class E (3 month CME Term SOFR + 7.282%) (D)(H)	12.590	01-15-33	250,000	241,916
Bojangles Issuer LLC
Series 2020-1A, Class A2 (D)	3.832	10-20-50	29,550	26,996
Carvana Auto Receivables Trust
Series 2023-P3, Class A4 (D)	5.710	07-10-29	10,000	10,012
CIM Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	31

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2021-NR2, Class A1 (2.568% to 3-1-24, then 5.568% to 3-1-25, then 6.568% thereafter) (D)	2.568	07-25-59	47,143	$45,408
DataBank Issuer
Series 2021-1A, Class B (D)	2.650	02-27-51	40,000	33,906
Domino’s Pizza Master Issuer LLC
Series 2019-1A, Class A2 (D)	3.668	10-25-49	48,250	42,316
Series 2021-1A, Class A2II (D)	3.151	04-25-51	48,875	40,101
Exeter Automobile Receivables Trust
Series 2023-4A, Class C	6.510	08-15-28	35,000	35,137
First Investors Auto Owner Trust
Series 2021-2A, Class D (D)	1.660	12-15-27	190,000	171,199
Series 2022-1A, Class D (D)	3.790	06-15-28	55,000	51,503
FS Rialto
Series 2021-FL3, Class A (1 month CME Term SOFR + 1.364%) (D)(H)	6.677	11-16-36	105,000	102,812
GLS Auto Receivables Issuer Trust
Series 2023-1A, Class C (D)	6.380	12-15-28	21,000	20,972
Series 2023-3A, Class D (D)	6.440	05-15-29	20,000	19,943
Greystone Commercial Real Estate Notes, Ltd.
Series 2021-FL3, Class B (1 month CME Term SOFR + 1.764%) (D)(H)	7.075	07-15-39	100,000	94,804
Hertz Vehicle Financing III LP
Series 2021-2A, Class B (D)	2.120	12-27-27	100,000	87,968
Hertz Vehicle Financing LLC
Series 2022-2A, Class C (D)	2.950	06-26-28	100,000	86,883
JFIN CLO, Ltd.
Series 2016-1A, Class DR (3 month CME Term SOFR + 3.662%) (D)(H)	9.019	10-27-28	150,000	149,039
Lendbuzz Securitization Trust
Series 2021-1A, Class A (D)	1.460	06-15-26	33,632	32,422
LoanCore Issuer, Ltd.
Series 2021-CRE4, Class A (1 month SOFR + 0.914%) (D)(H)	6.103	07-15-35	12,571	12,482
MF1, Ltd.
Series 2022-FL8, Class AS (1 month CME Term SOFR + 1.750%) (D)(H)	7.064	02-19-37	100,000	97,705
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (D)	1.910	10-20-61	100,000	86,226
Palmer Square Loan Funding, Ltd.
Series 2021-4A, Class C (3 month CME Term SOFR + 2.862%) (D)(H)	8.170	10-15-29	250,000	247,534
Pretium Mortgage Credit Partners LLC
32	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2021-RN1, Class A2 (3.598% to 6-25-25, then 7.598% thereafter) (D)	3.598	02-25-61	100,000	$85,088
Progress Residential Trust
Series 2021-SFR2, Class E1 (D)	2.547	04-19-38	100,000	88,227
Series 2021-SFR3, Class D (D)	2.288	05-17-26	100,000	88,489
Series 2022-SFR4, Class C (D)	4.888	05-17-41	100,000	93,580
Series 2022-SFR5, Class D (D)	5.734	06-17-39	100,000	95,942
Sixth Street CLO XVI, Ltd.
Series 2020-16A, Class E (3 month CME Term SOFR + 7.582%) (D)(H)	12.908	10-20-32	150,000	150,142
Sound Point CLO XXVIII, Ltd.
Series 2020-3A, Class C (3 month CME Term SOFR + 2.512%) (D)(H)	7.863	01-25-32	250,000	239,710
Texas Natural Gas Securitization Finance Corp.
Series 2023-1, Class A2	5.169	04-01-41	30,000	29,893
Textainer Marine Containers, Ltd.
Series 2021-3A, Class A (D)	1.940	08-20-46	84,000	69,882
Tricon American Homes Trust
Series 2020-SFR2, Class E1 (D)	2.730	11-17-39	100,000	85,293
TRTX Issuer, Ltd.
Series 2019-FL3, Class D (1 month CME Term SOFR + 2.564%) (D)(H)	7.878	10-15-34	100,000	93,057
Venture XIII CLO, Ltd.
Series 2013-13A, Class DR (3 month LIBOR + 3.300%) (D)(H)	8.840	09-10-29	175,000	159,914
VOLT XCV LLC
Series 2021-NPL4, Class A1 (2.240% to 2-25-24, then 5.240% to 2-25-25, then 6.240% thereafter) (D)	2.240	03-27-51	81,919	78,588
Westlake Automobile Receivables Trust
Series 2023-2A, Class C (D)	6.290	03-15-28	35,000	34,913

	Shares	Value
Common stocks 0.0%		$32,915
(Cost $69,029)
United Kingdom 0.0%		19,879
Endeavour Mining PLC	961	19,879
United States 0.0%		13,036
Becton, Dickinson and Company	7	1,956
Bloomin’ Brands, Inc.	85	2,385
Paragon Offshore PLC, Litigation Trust A (E)(J)	2,695	270
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	33

	Shares	Value
United States (continued)
Paragon Offshore PLC, Litigation Trust B (E)(J)	1,348	$8,425

Southcross Holdings GP, Class A (E)(J)	246	0
Preferred securities 0.6%		$750,772
(Cost $723,386)
Bermuda 0.1%		70,662
Athene Holding, Ltd., 6.375% (6.375% to 6-30-25, then 5 Year CMT + 5.970%)	2,896	70,662
United States 0.5%		680,110
AGNC Investment Corp., 6.125% (6.125% to 4-15-25, then 3 month LIBOR + 4.697%)	10,000	218,300
AGNC Investment Corp., 7.750% (7.750% to 10-15-27, then 5 Year CMT + 4.390%)	10,000	225,600
AT&T, Inc., 5.000%	550	11,182
Bank of America Corp., 7.250%	77	89,235
Fluor Corp., 6.500%	1	1,613
NextEra Energy, Inc., 6.926%	1,071	45,303

Wells Fargo & Company, 7.500%	77	88,877
Exchange-traded funds 0.1%		$155,844
(Cost $155,173)
SPDR Blackstone Senior Loan ETF	3,700	155,844

	Par value^	Value
Escrow certificates 0.0%		$46
(Cost $491,686)
Alta Mesa Holdings LP (E)(J)	460,000	46
Texas Competitive Electric Holdings Company LLC (E)(J)	10,820,544	0

	Yield (%)	Shares	Value
Short-term investments 22.8%			$28,403,194
(Cost $28,403,194)
Short-term funds 22.8%			28,403,194
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2681(M)	28,403,194	28,403,194

Total investments (Cost $156,487,419) 119.7%	$149,209,184
Other assets and liabilities, net (19.7%)	(24,583,689)
Total net assets 100.0%	$124,625,495

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
34	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
UYU	Uruguayan Peso
ZAR	South African Rand

Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $19,600,443 or 15.7% of the fund’s net assets as of 8-31-23.
(E)	Non-income producing security.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Non-income producing - Issuer is in default.
(H)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(I)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	35

(J)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(K)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(L)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(M)	The rate shown is the annualized seven-day yield as of 8-31-23.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
36	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	5	Long	Sep 2023	$374,273	$377,386	$3,113
10-Year U.S. Treasury Note Futures	67	Long	Dec 2023	7,385,452	7,439,094	53,642
2-Year U.S. Treasury Note Futures	153	Long	Dec 2023	31,083,624	31,181,937	98,313
30-Day Federal Funds Futures	15	Long	Dec 2023	5,914,379	5,911,098	(3,281)
5-Year U.S. Treasury Note Futures	173	Long	Dec 2023	18,359,082	18,497,484	138,402
German Euro BUND Futures	8	Long	Sep 2023	1,155,958	1,155,397	(561)
Ultra U.S. Treasury Bond Futures	3	Long	Dec 2023	344,445	348,328	3,883
10-Year Canada Government Bond Futures	3	Short	Dec 2023	(264,716)	(264,898)	(182)
10-Year Japan Government Bond Future	8	Short	Sep 2023	(8,145,811)	(8,072,855)	72,956
5-Year Canada Government Bond Futures	2	Short	Dec 2023	(161,705)	(162,655)	(950)
Euro-BTP Italian Government Bond Futures	33	Short	Sep 2023	(4,130,441)	(4,148,031)	(17,590)
Euro-Buxl Futures	12	Short	Sep 2023	(1,763,005)	(1,741,033)	21,972
Euro-OAT Futures	11	Short	Sep 2023	(1,512,528)	(1,525,692)	(13,164)
German Euro BOBL Futures	3	Short	Sep 2023	(377,015)	(377,712)	(697)
U.K. Long Gilt Bond Futures	1	Short	Dec 2023	(120,522)	(121,068)	(546)
U.S. Treasury Long Bond Futures	3	Short	Dec 2023	(360,316)	(365,063)	(4,747)
Ultra U.S. Treasury Bond Futures	3	Short	Dec 2023	(384,073)	(388,406)	(4,333)
						$346,230
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	40,000	USD	26,735	BARC	9/20/2023	—	$(802)
AUD	35,000	USD	23,037	CITI	9/20/2023	—	(346)
AUD	5,000	USD	3,393	JPM	9/20/2023	—	(151)
BRL	150,000	USD	30,488	BOA	9/5/2023	—	(197)
BRL	105,000	USD	21,333	CITI	9/5/2023	—	(130)
BRL	175,000	USD	35,335	DB	9/5/2023	$3	—
BRL	22,369,000	USD	4,574,844	GSI	9/5/2023	—	(57,726)
BRL	2,304,000	USD	468,446	MSI	9/5/2023	—	(3,184)
BRL	200,000	USD	40,667	SCB	9/5/2023	—	(280)
BRL	867,000	USD	178,656	SSB	9/5/2023	—	(3,577)
BRL	3,758,000	USD	768,767	SSB	10/3/2023	—	(13,307)
CAD	25,000	USD	19,058	GSI	9/20/2023	—	(550)
CAD	30,000	USD	22,782	JPM	9/20/2023	—	(573)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	37

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	3,455,000	USD	2,548,546	BARC	9/29/2023	$9,470	—
CLP	116,550,000	USD	138,712	BOA	9/20/2023	—	$(2,228)
CLP	12,700,000	USD	14,828	CITI	9/20/2023	44	—
CLP	30,062,000	USD	35,305	GSI	9/20/2023	—	(101)
CLP	12,200,000	USD	14,966	JPM	9/20/2023	—	(679)
CLP	15,732,000	USD	19,763	MSI	9/20/2023	—	(1,340)
CNY	355,000	USD	48,799	CITI	9/20/2023	16	—
CNY	518,000	USD	72,077	GSI	9/20/2023	—	(848)
CNY	383,000	USD	53,702	HSBC	9/20/2023	—	(1,036)
CNY	322,000	USD	44,146	JPM	9/20/2023	132	—
COP	122,363,000	USD	30,507	BOA	9/20/2023	—	(749)
COP	555,300,000	USD	131,148	CITI	9/20/2023	3,900	—
COP	678,050,000	USD	162,881	DB	9/20/2023	2,018	—
COP	164,400,000	USD	39,694	GSI	9/20/2023	288	—
COP	990,436,000	USD	231,939	MSI	9/20/2023	8,933	—
COP	527,450,000	USD	126,913	SCB	9/20/2023	1,361	—
COP	67,300,000	USD	16,473	SSB	9/20/2023	—	(106)
COP	1,904,347,000	USD	463,091	JPM	9/29/2023	—	(1,402)
CZK	9,589,000	USD	435,351	MSI	9/20/2023	—	(3,593)
EGP	137,000	USD	4,099	GSI	9/11/2023	314	—
EGP	146,000	USD	4,390	BOA	9/20/2023	281	—
EGP	2,410,000	USD	73,147	CITI	9/20/2023	3,955	—
EGP	1,560,000	USD	47,032	CITI	11/28/2023	384	—
EGP	1,620,000	USD	49,076	GSI	11/28/2023	164	—
EGP	137,000	USD	3,782	GSI	12/11/2023	336	—
EUR	181,000	USD	197,962	BOA	9/20/2023	—	(1,554)
EUR	49,000	USD	53,530	BARC	9/20/2023	—	(359)
EUR	305,000	USD	333,925	GSI	9/20/2023	—	(2,961)
EUR	29,000	USD	31,634	HSBC	9/20/2023	—	(166)
EUR	127,000	USD	137,846	JPM	9/20/2023	—	(35)
EUR	58,000	USD	63,237	MSI	9/20/2023	—	(300)
GBP	21,000	USD	26,979	BARC	9/20/2023	—	(374)
GBP	24,000	USD	30,851	GSI	9/20/2023	—	(446)
GBP	1,136,000	USD	1,443,454	JPM	9/29/2023	—	(4,207)
HUF	30,400,000	USD	88,318	BOA	9/20/2023	—	(2,140)
HUF	26,784,000	USD	76,408	BARC	9/20/2023	—	(481)
HUF	6,987,000	USD	20,047	CITI	9/20/2023	—	(241)
HUF	39,516,000	USD	112,145	GSI	9/20/2023	—	(125)
HUF	145,730,000	USD	412,603	JPM	9/20/2023	513	—
HUF	21,700,000	USD	64,030	MSI	9/20/2023	—	(2,515)
HUF	73,309,000	USD	205,791	BOA	9/29/2023	1,649	—
HUF	440,246,000	USD	1,238,035	BARC	9/29/2023	7,717	—
38	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
IDR	5,322,000,000	USD	346,927	BOA	9/20/2023	$2,577	—
IDR	846,478,000	USD	55,751	BARC	9/20/2023	—	$(161)
IDR	1,357,000,000	USD	90,596	CITI	9/20/2023	—	(1,480)
IDR	2,186,000,000	USD	143,481	DB	9/20/2023	77	—
IDR	2,221,944,000	USD	146,568	GSI	9/20/2023	—	(650)
IDR	4,168,399,000	USD	279,411	JPM	9/20/2023	—	(5,667)
IDR	65,000,000	USD	4,325	MSI	9/20/2023	—	(57)
IDR	21,340,082,000	USD	1,395,141	BARC	9/29/2023	5,914	—
INR	14,810,000	USD	178,939	BOA	9/20/2023	182	—
INR	3,300,000	USD	39,872	HSBC	9/20/2023	40	—
INR	2,020,000	USD	24,305	MSI	9/20/2023	126	—
JPY	825,109,000	USD	5,707,766	BARC	9/29/2023	—	(14,930)
KRW	41,310,000	USD	32,404	BOA	9/20/2023	—	(1,205)
KZT	15,300,000	USD	32,692	BOA	12/20/2023	—	(98)
KZT	5,550,000	USD	11,928	BOA	2/7/2024	—	(221)
KZT	7,350,000	USD	15,783	BOA	2/9/2024	—	(285)
MXN	2,181,000	USD	128,161	CITI	9/20/2023	—	(580)
MXN	7,666,000	USD	448,248	GSI	9/20/2023	186	—
MXN	1,675,000	USD	96,430	MSI	9/20/2023	1,552	—
MXN	10,370,000	USD	609,426	GSI	9/29/2023	—	(3,794)
MXN	8,390,000	USD	467,618	GSI	7/24/2024	—	(3,205)
MYR	1,886,000	USD	410,793	HSBC	9/20/2023	—	(3,841)
NOK	26,716,000	USD	2,507,373	BARC	9/29/2023	7,427	—
NZD	40,000	USD	24,242	BARC	9/20/2023	—	(389)
NZD	60,000	USD	37,613	GSI	9/20/2023	—	(1,834)
NZD	5,000	USD	3,073	MSI	9/20/2023	—	(91)
NZD	360,000	USD	212,791	CITI	9/29/2023	1,888	—
PEN	422,000	USD	114,741	CITI	9/20/2023	—	(674)
PEN	430,000	USD	115,068	HSBC	9/20/2023	1,161	—
PEN	320,000	USD	86,956	SCB	9/20/2023	—	(460)
PHP	2,680,000	USD	48,359	MSI	9/20/2023	—	(1,010)
PLN	98,000	USD	24,420	BOA	9/20/2023	—	(685)
PLN	874,000	USD	210,041	BARC	9/20/2023	1,635	—
PLN	438,000	USD	106,702	GSI	9/20/2023	—	(622)
PLN	190,000	USD	46,732	HSBC	9/20/2023	—	(716)
PLN	189,000	USD	45,917	JPM	9/20/2023	—	(143)
PLN	1,194,000	USD	294,816	MSI	9/20/2023	—	(5,639)
RON	364,000	USD	78,296	BOA	9/20/2023	1,566	—
RON	30,000	USD	6,581	BARC	9/20/2023	1	—
RON	495,000	USD	109,197	GSI	9/20/2023	—	(592)
RON	125,000	USD	27,263	HSBC	9/20/2023	162	—
RON	150,000	USD	32,637	JPM	9/20/2023	274	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	39

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
RON	4,735,000	USD	1,034,204	GSI	9/29/2023	$4,466	—
RON	855,000	USD	186,672	HSBC	9/29/2023	881	—
SEK	11,151,000	USD	1,020,306	BARC	9/29/2023	—	$(606)
SGD	50,000	USD	36,880	BARC	9/20/2023	141	—
SGD	45,000	USD	33,899	GSI	9/20/2023	—	(580)
SGD	50,000	USD	37,076	HSBC	9/20/2023	—	(56)
THB	3,500,000	USD	100,041	BARC	9/20/2023	59	—
THB	1,130,000	USD	32,458	GSI	9/20/2023	—	(140)
THB	12,980,000	USD	371,336	HSBC	9/20/2023	—	(108)
THB	25,721,000	USD	743,684	JPM	9/20/2023	—	(8,063)
TRY	5,940,000	USD	225,153	GSI	9/20/2023	—	(5,771)
TRY	5,998,000	USD	213,228	GSI	9/29/2023	6,882	—
USD	20,375	AUD	30,000	JPM	9/20/2023	926	—
USD	73,067	AUD	110,000	MSI	9/20/2023	1,754	—
USD	3,260,154	AUD	5,068,000	MSI	9/29/2023	—	(26,567)
USD	30,476	BRL	150,000	BOA	9/5/2023	186	—
USD	21,519	BRL	105,000	CITI	9/5/2023	315	—
USD	36,076	BRL	175,000	DB	9/5/2023	737	—
USD	4,611,104	BRL	22,369,000	GSI	9/5/2023	93,985	—
USD	469,122	BRL	2,304,000	MSI	9/5/2023	3,861	—
USD	40,772	BRL	200,000	SCB	9/5/2023	385	—
USD	181,881	BRL	895,000	SSB	9/5/2023	1,148	—
USD	130,215	BRL	639,000	GSI	10/3/2023	1,759	—
USD	2,322,256	BRL	11,352,000	SSB	10/3/2023	40,198	—
USD	291,366	BRL	1,436,000	GSI	12/4/2023	5,037	—
USD	41,167	CAD	55,000	BARC	9/20/2023	451	—
USD	33,196	CAD	45,000	JPM	9/20/2023	—	(117)
USD	4,073,985	CAD	5,523,000	BARC	9/29/2023	—	(15,139)
USD	1,420,628	CHF	1,246,000	GSI	9/29/2023	6,426	—
USD	69,352	CLP	56,893,000	BOA	9/20/2023	2,729	—
USD	119,290	CLP	104,021,000	CITI	9/20/2023	—	(2,522)
USD	40,423	CLP	34,500,000	DB	9/20/2023	22	—
USD	9,542	CLP	7,700,000	GSI	9/20/2023	525	—
USD	171,062	CLP	139,476,000	MSI	9/20/2023	7,732	—
USD	23,168	CLP	18,780,000	SSB	9/20/2023	1,176	—
USD	848,954	CLP	728,530,000	MSI	9/29/2023	—	(3,251)
USD	32,349	CNY	231,000	BARC	9/20/2023	584	—
USD	82,642	CNY	585,000	MSI	9/20/2023	2,200	—
USD	14,441	COP	57,100,000	BOA	9/20/2023	555	—
USD	122,530	COP	504,624,000	CITI	9/20/2023	—	(194)
USD	24,571	COP	101,600,000	DB	9/20/2023	—	(138)
USD	146,548	COP	601,786,000	GSI	9/20/2023	196	—
40	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	47,606	COP	192,360,000	MSI	9/20/2023	$824	—
USD	52,210	COP	213,740,000	SCB	9/20/2023	229	—
USD	55,631	COP	237,600,000	SSB	9/20/2023	—	$(2,153)
USD	101,179	CZK	2,229,000	BARC	9/20/2023	815	—
USD	49,184	CZK	1,070,000	GSI	9/20/2023	1,006	—
USD	22,914	CZK	490,000	HSBC	9/20/2023	851	—
USD	157,970	CZK	3,480,000	JPM	9/20/2023	1,279	—
USD	296,376	CZK	6,582,000	MSI	9/20/2023	12	—
USD	366,233	CZK	8,146,000	HSBC	9/29/2023	—	(424)
USD	8,576	EGP	280,000	CITI	9/20/2023	—	(382)
USD	30,817	EUR	28,000	BOA	9/20/2023	434	—
USD	63,570	EUR	58,000	BARC	9/20/2023	633	—
USD	56,894	EUR	51,000	CITI	9/20/2023	1,553	—
USD	332,704	EUR	305,000	GSI	9/20/2023	1,742	—
USD	76,799	EUR	70,000	HSBC	9/20/2023	840	—
USD	224,802	EUR	204,000	MSI	9/20/2023	3,436	—
USD	6,693,427	EUR	6,155,000	BARC	9/29/2023	11,560	—
USD	16,556	GBP	13,000	BOA	9/20/2023	87	—
USD	52,195	GBP	42,000	BARC	9/20/2023	—	(1,014)
USD	67,302	GBP	53,000	GSI	9/20/2023	156	—
USD	1,209,655	GBP	952,000	JPM	9/29/2023	3,526	—
USD	166,433	HUF	58,823,000	BOA	9/20/2023	—	(320)
USD	61,553	HUF	21,800,000	BARC	9/20/2023	—	(246)
USD	34,965	HUF	12,200,000	CITI	9/20/2023	380	—
USD	119,795	HUF	42,200,000	GSI	9/20/2023	167	—
USD	168,670	HUF	59,802,000	JPM	9/20/2023	—	(858)
USD	133,869	HUF	47,490,000	MSI	9/20/2023	—	(756)
USD	134,552	IDR	2,022,000,000	BARC	9/20/2023	1,765	—
USD	342,995	IDR	5,245,000,000	DB	9/20/2023	—	(1,451)
USD	100,250	IDR	1,516,047,000	GSI	9/20/2023	690	—
USD	44,872	IDR	675,047,000	JPM	9/20/2023	540	—
USD	56,461	IDR	848,660,000	SCB	9/20/2023	728	—
USD	53,212	INR	4,410,000	CITI	9/20/2023	—	(125)
USD	18,870	INR	1,570,000	GSI	9/20/2023	—	(119)
USD	11,180	INR	920,000	SCB	9/20/2023	53	—
USD	640,939	INR	52,948,000	BARC	9/29/2023	788	—
USD	277,119	JPY	40,060,000	BARC	9/29/2023	725	—
USD	41,322	KRW	54,830,000	BOA	9/20/2023	—	(88)
USD	37,915	KRW	50,610,000	SCB	9/20/2023	—	(307)
USD	2,451,785	KRW	3,228,413,000	MSI	9/27/2023	12,677	—
USD	21,535	KZT	10,100,000	GSI	12/20/2023	19	—
USD	51,250	MXN	902,000	BOA	9/20/2023	—	(1,514)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	41

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	657,471	MXN	11,305,000	BARC	9/20/2023	—	$(3,833)
USD	153,781	MXN	2,708,000	CITI	9/20/2023	—	(4,628)
USD	180,333	MXN	3,111,000	GSI	9/20/2023	—	(1,650)
USD	31,502	MXN	550,000	HSBC	9/20/2023	—	(671)
USD	158,056	MXN	2,749,000	MSI	9/20/2023	—	(2,751)
USD	2,748,967	MXN	46,510,000	BARC	9/29/2023	$32,675	—
USD	482,073	MXN	8,390,000	GSI	1/24/2024	2,365	—
USD	156,871	MYR	725,000	HSBC	9/20/2023	434	—
USD	1,689,070	NOK	17,997,000	BARC	9/29/2023	—	(5,003)
USD	63,395	NZD	105,000	BARC	9/20/2023	781	—
USD	30,411	NZD	50,000	HSBC	9/20/2023	595	—
USD	17,831	NZD	30,000	JPM	9/20/2023	—	(58)
USD	32,933	NZD	55,000	MSI	9/20/2023	135	—
USD	6,126,874	NZD	10,337,000	JPM	9/29/2023	—	(37,419)
USD	358,842	PEN	1,320,000	BOA	9/20/2023	2,044	—
USD	274,485	PEN	1,017,000	CITI	9/20/2023	—	(412)
USD	22,993	PEN	85,000	GSI	9/20/2023	17	—
USD	44,967	PEN	165,000	SCB	9/20/2023	367	—
USD	145,387	PHP	8,170,000	BOA	9/20/2023	1,044	—
USD	1,101,387	PHP	62,507,000	MSI	9/29/2023	—	(2,822)
USD	91,463	PLN	375,000	BOA	9/20/2023	641	—
USD	83,426	PLN	342,000	BARC	9/20/2023	596	—
USD	63,218	PLN	260,000	CITI	9/20/2023	248	—
USD	59,766	PLN	245,000	GSI	9/20/2023	429	—
USD	42,930	PLN	175,000	HSBC	9/20/2023	546	—
USD	98,237	PLN	405,000	MSI	9/20/2023	149	—
USD	359,098	PLN	1,489,000	BOA	9/29/2023	—	(1,338)
USD	645,005	PLN	2,661,000	HSBC	9/29/2023	868	—
USD	55,878	RON	255,000	BOA	9/20/2023	—	(69)
USD	123,000	RON	555,000	GSI	9/20/2023	1,231	—
USD	48,833	RON	215,000	HSBC	9/20/2023	1,661	—
USD	1,229,310	RON	5,590,000	BARC	9/29/2023	3,087	—
USD	1,998,431	SEK	21,841,000	BARC	9/29/2023	1,188	—
USD	129,847	SGD	175,000	GSI	9/20/2023	275	—
USD	18,518	SGD	25,000	JPM	9/20/2023	8	—
USD	1,438,700	SGD	1,944,000	MSI	9/29/2023	—	(1,241)
USD	471,969	THB	16,445,000	BARC	9/20/2023	1,642	—
USD	49,415	THB	1,723,000	GSI	9/20/2023	137	—
USD	51,900	THB	1,820,000	JPM	9/20/2023	—	(152)
USD	54,468	TRY	1,415,000	GSI	9/20/2023	2,207	—
USD	24,967	UYU	960,000	DB	9/20/2023	—	(439)
USD	119,311	UYU	4,635,000	GSI	9/20/2023	—	(3,357)
42	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	39,481	UYU	1,494,000	HSBC	9/20/2023	—	$(59)
USD	85,808	ZAR	1,611,000	BARC	9/20/2023	$615	—
USD	341,351	ZAR	6,622,000	CITI	9/20/2023	—	(8,836)
USD	240,777	ZAR	4,417,000	GSI	9/20/2023	7,194	—
USD	21,287	ZAR	406,000	JPM	9/20/2023	—	(183)
USD	69,457	ZAR	1,283,000	MSI	9/20/2023	1,609	—
USD	517,759	ZAR	9,650,000	GSI	9/29/2023	7,848	—
UYU	740,000	USD	19,469	CITI	9/20/2023	116	—
ZAR	530,000	USD	28,598	BOA	9/20/2023	—	(570)
ZAR	2,414,000	USD	129,518	BARC	9/20/2023	—	(1,860)
ZAR	1,363,000	USD	73,450	CITI	9/20/2023	—	(1,371)
ZAR	2,768,000	USD	153,842	GSI	9/20/2023	—	(7,463)
ZAR	990,000	USD	53,569	JPM	9/20/2023	—	(1,216)
ZAR	2,161,000	USD	115,265	MSI	9/20/2023	—	(987)
ZAR	26,171,000	USD	1,404,174	GSI	9/29/2023	—	(21,283)
						$371,829	$(340,518)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	25,540,000	CAD	CAD CORRA Compounded OIS	Fixed 4.500%	Semi-Annual	Semi-Annual	Sep 2025	$(20,673)	$(82,776)	$(103,449)
Centrally cleared	6,440,000	GBP	GBP SONIA Compounded OIS	Fixed 5.717%	Annual	Annual	Sep 2025	—	35,436	35,436
Centrally cleared	9,330,000	MXN	MXN TIIE Banxico	Fixed 7.840%	Monthly	Monthly	Mar 2027	322	(23,399)	(23,077)
Centrally cleared	8,650,000	NZD	NZD BBR FRA	Fixed 2.660%	Semi-Annual	Quarterly	Mar 2027	(15,110)	(374,925)	(390,035)
Centrally cleared	2,700,000	NZD	NZD BBR FRA	Fixed 2.750%	Semi-Annual	Quarterly	Mar 2027	2,052	(118,490)	(116,438)
Centrally cleared	2,770,000	NZD	NZD BBR FRA	Fixed 2.590%	Semi-Annual	Quarterly	Mar 2027	1,018	(130,154)	(129,136)
Centrally cleared	16,020,000	SEK	SEK STIBOR SIDE	Fixed 3.042%	Annual	Quarterly	Mar 2028	—	(15,524)	(15,524)
Centrally cleared	26,195,000	MXN	MXN TIIE Banxico	Fixed 8.840%	Monthly	Monthly	Jun 2028	(1,920)	(5,493)	(7,413)
Centrally cleared	36,820,000	MXN	MXN TIIE Banxico	Fixed 9.053%	Monthly	Monthly	Jun 2028	—	7,496	7,496
Centrally cleared	3,020,000	AUD	AUD BBR BBSW	Fixed 4.190%	Semi-Annual	Semi-Annual	Sep 2028	(436)	6,310	5,874
Centrally cleared	22,480,000	NOK	NOK NIBOR NIBR	Fixed 3.810%	Annual	Semi-Annual	Sep 2028	(8,825)	(36,104)	(44,929)
Centrally cleared	18,800,000	CNY	Fixed 2.445%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(16,872)	(16,872)
Centrally cleared	7,190,000	CNY	Fixed 2.468%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(7,497)	(7,497)
Centrally cleared	11,730,000	CNY	Fixed 2.467%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(12,134)	(12,134)
Centrally cleared	1,120,000	GBP	GBP SONIA Compounded OIS	Fixed 4.767%	Annual	Annual	Dec 2028	—	5,576	5,576
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	43

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	1,840,000	CAD	CAD CORRA Compounded OIS	Fixed 3.910%	Semi-Annual	Semi-Annual	Dec 2028	$(348)	$1,805	$1,457
Centrally cleared	4,980,000	PLN	Fixed 4.309%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2028	—	2,066	2,066
Centrally cleared	4,020,000	PLN	Fixed 4.398%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2028	—	—	—
Centrally cleared	18,755,000	MXN	MXN TIIE Banxico	Fixed 7.340%	Monthly	Monthly	Mar 2032	308	(93,013)	(92,705)
Centrally cleared	13,350,000	MXN	MXN TIIE Banxico	Fixed 8.852%	Monthly	Monthly	Dec 2033	—	11,146	11,146
								$(43,612)	$(846,546)	$(890,158)

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	Federative Republic of Brazil	482,000	USD	$482,000	1.000%	Quarterly	Dec 2026	$19,447	$(18,714)	$733
BARC	Federative Republic of Brazil	615,000	USD	615,000	1.000%	Quarterly	Jun 2028	31,228	(14,886)	16,342
BARC	Federative Republic of Brazil	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	22,898	(9,612)	13,286
BARC	Republic of Colombia	5,000	USD	5,000	1.000%	Quarterly	Jun 2028	363	(149)	214
BARC	Republic of Indonesia	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	(2,665)	(2,280)	(4,945)
BARC	Republic of Indonesia	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	(3,421)	(1,524)	(4,945)
BARC	Republic of Peru	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	962	(7,815)	(6,853)
BOA	Federative Republic of Brazil	1,530,000	USD	1,530,000	1.000%	Quarterly	Dec 2027	84,853	(58,274)	26,579
BOA	Federative Republic of Brazil	405,000	USD	405,000	1.000%	Quarterly	Dec 2027	22,532	(15,496)	7,036
CITI	Federative Republic of Brazil	315,000	USD	315,000	1.000%	Quarterly	Dec 2027	17,799	(12,327)	5,472
CITI	United Mexican States	585,000	USD	585,000	1.000%	Quarterly	Jun 2028	4,219	(5,352)	(1,133)
GSI	Government of Malaysia	1,000,000	USD	1,000,000	1.000%	Quarterly	Jun 2028	(14,176)	(8,726)	(22,902)
GSI	Republic of Chile	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	(3,224)	(7,030)	(10,254)
GSI	Republic of Chile	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	(3,878)	(6,376)	(10,254)
GSI	Republic of Indonesia	75,000	USD	75,000	1.000%	Quarterly	Jun 2028	(255)	(487)	(742)
GSI	Republic of Peru	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	1,386	(8,239)	(6,853)
GSI	Republic of Peru	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	(1,286)	(5,567)	(6,853)
GSI	Republic of the Philippines	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	(1,914)	(4,421)	(6,335)
GSI	United Mexican States	460,000	USD	460,000	1.000%	Quarterly	Jun 2028	3,247	(4,138)	(891)
MSI	Government of Japan	2,090,000	USD	2,090,000	1.000%	Quarterly	Dec 2024	(19,911)	(9,776)	(29,687)
MSI	Government of Malaysia	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	(6,261)	(5,190)	(11,451)
MSI	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	27,937	(6,570)	21,367
MSI	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	22,006	(873)	21,133
MSI	Republic of Peru	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	859	(7,712)	(6,853)
MSI	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Jun 2028	28,667	93	28,760
				$14,562,000				$231,412	$(221,441)	$9,971
Centrally cleared	CDX.NA.HY.38	331,240	USD	331,240	5.000%	Quarterly	Jun 2027	(11)	(16,043)	(16,054)
Centrally cleared	CDX.EM.38	7,255,000	USD	7,255,000	1.000%	Quarterly	Dec 2027	346,976	(102,560)	244,416
44	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Credit default swaps - Buyer (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.39	49,500	USD	$49,500	5.000%	Quarterly	Dec 2027	$(179)	$(1,894)	$(2,073)
Centrally cleared	CDX.EM.39	5,785,000	USD	5,785,000	1.000%	Quarterly	Jun 2028	315,311	(86,925)	228,386
Centrally cleared	CDX.NA.HY.40	200,000	USD	200,000	5.000%	Quarterly	Jun 2028	(5,999)	(1,668)	(7,667)
Centrally cleared	CDX.NA.IG.40	3,810,000	USD	3,810,000	1.000%	Quarterly	Jun 2028	(55,491)	(11,276)	(66,767)
Centrally cleared	iTraxx Europe Senior Financials Series 39 Version 1	6,935,000	EUR	7,507,745	1.000%	Quarterly	Jun 2028	(68,916)	(7,849)	(76,765)
Centrally cleared	iTraxx Europe Series 39 Version 1	3,055,000	EUR	3,330,803	1.000%	Quarterly	Jun 2028	(67,177)	17,617	(49,560)
Centrally cleared	iTraxx Europe Sub Financials Series 39 Version 1	1,755,000	EUR	1,934,100	1.000%	Quarterly	Jun 2028	45,029	(9,455)	35,574
				$30,203,388				$509,543	$(220,053)	$289,490
				$44,765,388				$740,955	$(441,494)	$299,461

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
GSI	CMBX.NA.BBB-.14	8.284%	25,000	USD	$25,000	3.000%	Monthly	Dec 2072	$(4,137)	$(1,875)	$(6,012)
MSI	CMBX.NA.AAA.15	0.940%	75,000	USD	75,000	0.500%	Monthly	Nov 2064	(2,388)	314	(2,074)
					$100,000				$(6,525)	$(1,561)	$(8,086)
Centrally cleared	CDX.NA.HY.40	4.259%	175,000	USD	175,000	5.000%	Quarterly	Jun 2028	1,903	4,806	6,709
					$175,000				$1,903	$4,806	$6,709
					$275,000				$(4,622)	$3,245	$(1,377)

Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	420,000	Sep 2023	JPM	—	$(4,364)	$(4,364)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,190,000	Sep 2023	JPM	—	(14,964)	(14,964)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,190,000	Sep 2023	JPM	—	(15,753)	(15,753)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	415,000	Sep 2023	JPM	—	(5,907)	(5,907)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	45

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	420,000	Sep 2023	JPM	—	$(5,128)	$(5,128)
Pay	iBoxx $ Liquid Investment Grade Index	1-Day USD Compounded SOFR	At Maturity	USD	835,000	Sep 2023	JPM	—	11,992	11,992
Pay	iBoxx $ Liquid Investment Grade Index	1-Day USD Compounded SOFR	At Maturity	USD	835,000	Sep 2023	JPM	—	6,889	6,889
Pay	iBoxx $ Liquid Investment Grade Index	1-Day USD Compounded SOFR	At Maturity	USD	830,000	Sep 2023	JPM	—	16,739	16,739
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	405,000	Sep 2023	MSI	—	(6,371)	(6,371)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	415,000	Sep 2023	MSI	—	(4,189)	(4,189)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	415,000	Sep 2023	MSI	—	(1,403)	(1,403)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	420,000	Sep 2023	MSI	—	621	621
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	2,390,000	Dec 2023	MSI	—	(35,192)	(35,192)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	930,000	Dec 2023	MSI	—	382	382
								—	$(56,648)	$(56,648)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative. The total return of the reference asset is paid out at maturity while the floating rate is paid on a quarterly basis until maturity.
Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	1,990,000	USD	$1,990,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	$(967)	$(967)
BARC	2,010,000	USD	2,010,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(977)	(977)
BARC	3,910,000	USD	3,910,000	Fixed 3.147%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	16,308	16,308
46	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Inflation swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
CITI	1,260,000	USD	$1,260,000	Fixed 3.257%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	$(1,505)	$(1,505)
CITI	1,170,000	USD	1,170,000	Fixed 3.257%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	$(113)	(1,285)	(1,398)
CITI	1,155,000	USD	1,155,000	Fixed 2.793%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2052	—	(43,806)	(43,806)
			$11,495,000						$(113)	$(32,232)	$(32,345)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	47

Derivatives Abbreviations
BARC	Barclays Bank PLC
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CNREPOFIX	China Fixing Repo Rate
CORRA	Canadian Overnight Repo Rate Average
CPI	Consumer Price Index
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPM	JPMorgan Chase Bank, N.A.
MSI	Morgan Stanley & Co. International PLC
NIBOR	Norwegian Interbank Offered Rate
OIS	Overnight Index Swap
OTC	Over-the-counter
SCB	Standard Chartered Bank
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
SSB	State Street Bank and Trust Company
STIBOR	Stockholm Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
WIBOR	Warsaw Interbank Offered Rate
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $158,730,451. Net unrealized depreciation aggregated to $9,824,793, of which $1,918,291 related to gross unrealized appreciation and $11,743,084 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
48	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $156,487,419)	$149,209,184
Swap contracts, at value (net unamortized upfront payment of $277,730)	193,853
Receivable for centrally cleared swaps	72,531
Unrealized appreciation on forward foreign currency contracts	371,829
Cash	186,093
Foreign currency, at value (Cost $7,949)	8,241
Collateral held at broker for futures contracts	395,000
Collateral segregated at custodian for OTC derivative contracts	60,000
Dividends and interest receivable	1,072,924
Receivable for fund shares sold	229,948
Receivable for investments sold	434,193
Receivable for delayed delivery securities sold	2,762,731
Other assets	65,669
Total assets	155,062,196
Liabilities
Unrealized depreciation on forward foreign currency contracts	340,518
Swap contracts, at value (net unamortized upfront payment of $52,956)	280,961
Payable for futures variation margin	7,210
Payable for collateral on OTC derivatives	538,000
Payable for investments purchased	484,436
Payable for delayed delivery securities purchased	28,685,019
Payable for fund shares repurchased	13,885
Payable to affiliates
Accounting and legal services fees	6,255
Transfer agent fees	5,707
Trustees’ fees	9
Other liabilities and accrued expenses	74,701
Total liabilities	30,436,701
Net assets	$124,625,495
Net assets consist of
Paid-in capital	$223,536,918
Total distributable earnings (loss)	(98,911,423)
Net assets	$124,625,495

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	49

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($36,114,623 ÷ 3,117,970 shares)[1]	$11.58
Class C ($1,439,488 ÷ 124,467 shares)[1]	$11.57
Class I ($19,025,086 ÷ 1,641,597 shares)	$11.59
Class R6 ($4,274,882 ÷ 368,723 shares)	$11.59
Class 1 ($63,771,416 ÷ 5,506,566 shares)	$11.58
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.19

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
50	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Interest	$5,270,190
Dividends	705,452
Securities lending	255
Less foreign taxes withheld	(14,226)
Total investment income	5,961,671
Expenses
Investment management fees	731,169
Distribution and service fees	139,579
Accounting and legal services fees	23,087
Transfer agent fees	56,506
Trustees’ fees	2,653
Custodian fees	148,138
State registration fees	75,868
Printing and postage	27,393
Professional fees	146,427
Other	29,374
Total expenses	1,380,194
Less expense reductions	(280,900)
Net expenses	1,099,294
Net investment income	4,862,377
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(9,048,096)
Affiliated investments	(70)
Futures contracts	(1,760,620)
Forward foreign currency contracts	139,481
Swap contracts	(1,983,097)
(12,652,402)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	11,856,930
Futures contracts	51,838
Forward foreign currency contracts	60,786
Swap contracts	1,232,778
13,202,332
Net realized and unrealized gain	549,930
Increase in net assets from operations	$5,412,307
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	51

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$4,862,377	$3,764,512
Net realized loss	(12,652,402)	(5,340,394)
Change in net unrealized appreciation (depreciation)	13,202,332	(20,667,097)
Increase (decrease) in net assets resulting from operations	5,412,307	(22,242,979)
Distributions to shareholders
From earnings
Class A	(1,503,353)	(1,217,048)
Class C	(51,526)	(22,958)
Class I	(229,258)	(444,039)
Class R6	(34,323)	(1,021,827)
Class 1	(2,431,202)	(1,060,733)
Total distributions	(4,249,662)	(3,766,605)
From fund share transactions
Fund share transactions	9,928,065	(41,614,668)
Issued in reorganization	—	94,289,023
From fund share transactions	9,928,065	52,674,355
Total increase	11,090,710	26,664,771
Net assets
Beginning of year	113,534,785	86,870,014
End of year	$124,625,495	$113,534,785
52	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$11.44	$13.66	$13.52
Net investment income[2]	0.47	0.35	0.07
Net realized and unrealized gain (loss) on investments	0.10	(2.30)	0.07
Total from investment operations	0.57	(1.95)	0.14
Less distributions
From net investment income	(0.43)	(0.27)	—
Net asset value, end of period	$11.58	$11.44	$13.66
Total return (%)[3,4]	5.31	(14.51)	1.04[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$36	$41	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	1.39	1.53[7]
Expenses including reductions	1.17	1.17	1.16[7]
Net investment income	4.11	2.88	2.22[7]
Portfolio turnover (%)	92	142[8]	61[9]

[1]	The inception date for Class A shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Excludes merger activity.
[9]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	53

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$11.46	$13.64	$13.52
Net investment income[2]	0.38	0.26	0.05
Net realized and unrealized gain (loss) on investments	0.12	(2.32)	0.07
Total from investment operations	0.50	(2.06)	0.12
Less distributions
From net investment income	(0.39)	(0.12)	—
Net asset value, end of period	$11.57	$11.46	$13.64
Total return (%)[3,4]	4.54	(15.15)	0.89[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.17	2.14	2.28[7]
Expenses including reductions	1.92	1.92	1.91[7]
Net investment income	3.36	2.12	1.52[7]
Portfolio turnover (%)	92	142[8]	61[9]

[1]	The inception date for Class C shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Excludes merger activity.
[9]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
54	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$11.43	$13.67	$13.52
Net investment income[2]	0.51	0.38	0.07
Net realized and unrealized gain (loss) on investments	0.10	(2.31)	0.08
Total from investment operations	0.61	(1.93)	0.15
Less distributions
From net investment income	(0.45)	(0.31)	—
Net asset value, end of period	$11.59	$11.43	$13.67
Total return (%)[3]	5.54	(14.24)	1.11[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$7	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.14	1.28[6]
Expenses including reductions	0.92	0.92	0.91[6]
Net investment income	4.49	3.03	2.11[6]
Portfolio turnover (%)	92	142[7]	61[8]

[1]	The inception date for Class I shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	55

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$11.43	$13.68	$13.52
Net investment income[2]	0.53	0.37	0.08
Net realized and unrealized gain (loss) on investments	0.08	(2.28)	0.08
Total from investment operations	0.61	(1.91)	0.16
Less distributions
From net investment income	(0.45)	(0.34)	—
Net asset value, end of period	$11.59	$11.43	$13.68
Total return (%)[3]	5.60	(14.16)	1.18[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$1	$50
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.03	1.18[5]
Expenses including reductions	0.81	0.81	0.81[5]
Net investment income	4.64	2.80	2.49[5]
Portfolio turnover (%)	92	142[6]	61[7]

[1]	The inception date for Class R6 shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes merger activity.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
56	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$11.42	$13.67	$13.98	$13.27	$12.72
Net investment income[1]	0.50	0.38	0.36	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.11	(2.30)	0.03	0.94	0.48
Total from investment operations	0.61	(1.92)	0.39	1.17	0.72
Less distributions
From net investment income	(0.45)	(0.33)	(0.70)	(0.46)	(0.17)
Net asset value, end of period	$11.58	$11.42	$13.67	$13.98	$13.27
Total return (%)[2]	5.58	(14.23)	2.84	9.15	5.75
Ratios and supplemental data
Net assets, end of period (in millions)	$64	$63	$36	$41	$47
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.08	1.22	1.66[3]	1.20[3]
Expenses including reductions	0.85	0.85	0.85	0.96[3]	1.16[3]
Net investment income	4.44	3.16	2.62	1.77	2.05
Portfolio turnover (%)	92	142[4]	61	224[5]	53

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes interest expense of 0.09% and 0.26% for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
[4]	Excludes merger activity.
[5]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	57

Notes to financial statements
Note 1—Organization
John Hancock Opportunistic Fixed Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum total return, consistent with preservation of capital and prudent investment management.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
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Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$43,398,986	—	$43,398,986	—
Foreign government obligations	44,195,684	—	44,195,684	—
Corporate bonds	14,444,994	—	14,444,994	—
Convertible bonds	4,509,958	—	4,509,958	—
Term loans	5,124,733	—	5,124,733	—
Collateralized mortgage obligations	4,532,540	—	4,532,540	—
Asset backed securities	3,659,518	—	3,659,518	—
Common stocks	32,915	$24,220	—	$8,695
Preferred securities	750,772	749,159	1,613	—
Exchange-traded funds	155,844	155,844	—	—
Escrow certificates	46	—	—	46
Short-term investments	28,403,194	28,403,194	—	—
Total investments in securities	$149,209,184	$29,332,417	$119,868,026	$8,741
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	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$392,281	$392,281	—	—
Forward foreign currency contracts	371,829	—	$371,829	—
Swap contracts	777,989	—	777,989	—
Liabilities
Futures	(46,051)	(46,051)	—	—
Forward foreign currency contracts	(340,518)	—	(340,518)	—
Swap contracts	(1,459,056)	—	(1,459,056)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
When-issued/delayed-delivery securities. The fund may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At August 31, 2023, the fund had $10,753 in unfunded loan commitments outstanding.
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Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains
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and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of August 31, 2023, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund
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based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $3,435.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $26,202,825 and a long-term capital loss carryforward of $61,125,677 available to offset future net realized capital gains. These carryforwards do not expire. Availability of a certain amount of the loss carryforwards may be limited in a given year due to I.R.S. Regulations.
Qualified late year ordinary losses of $1,531,633 are treated as occurring on September 1, 2023, the first day of the fund’s next taxable year.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$4,249,662	$3,766,605
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, defaulted bonds, foreign currency transactions, amortization and accretion on debt securities, wash sale loss deferrals and derivative transactions.
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Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use
64	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2023, the fund used futures contracts to manage against changes in interest rates, gain exposure to certain bond markets and manage duration of the fund. The fund held futures contracts with USD notional values ranging from $49.6 million to $82.1 million as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2023, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $93.1 million to $125.5 million as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree
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or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended August 31, 2023, the fund used interest rate swap contracts to manage against changes in interest rates and to manage duration of the fund. The fund held interest rate swaps with total USD notional amounts ranging from $22.9 million to $58.7 million as measured at each quarter end.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended August 31, 2023, the fund used credit default swap contracts as the buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from $7.3 million to $44.8 million as measured at each quarter end.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended August 31, 2023, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $462,000 as measured at each quarter end.
Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.
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During the year ended August 31, 2023, the fund used inflation swaps to manage exposure to inflation risk. The fund held inflation swaps with total USD notional amounts ranging from $11.4 million to $13.8 million as measured at each quarter end.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
During the year ended August 31, 2023, the fund used total return swaps to gain exposure to a security or market without investing directly in such security or market. The fund held total return swaps with total USD notional amounts ranging from $2.6 million to $11.1 million as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$392,281	$(46,051)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	371,829	(340,518)
Credit	Swap contracts, at value[2]	Credit default swaps	656,007	(357,923)
Interest rate	Swap contracts, at value	Total return swaps	36,623	(93,271)
Interest rate	Swap contracts, at value[2]	Interest rate swaps	69,051	(959,209)
Inflation	Swap contracts, at value	Inflation swaps	16,308	(48,653)
			$1,542,099	$(1,845,625)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	67

 Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(1,760,620)	—	$(1,596,459)	$(3,357,079)
Currency	—	$139,481	—	139,481
Credit	—	—	(213,267)	(213,267)
Inflation	—	—	(173,371)	(173,371)
Total	$(1,760,620)	$139,481	$(1,983,097)	$(3,604,236)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$51,838	—	$1,638,257	$1,690,095
Currency	—	$60,786	—	60,786
Credit	—	—	(462,128)	(462,128)
Inflation	—	—	56,649	56,649
Total	$51,838	$60,786	$1,232,778	$1,345,402
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.650% of the first $1 billion of the fund’s aggregate net assets and (b) 0.625% of the fund’s aggregate net assets in excess of $1 billion. Aggregate net assets include the net assets of the fund and Opportunistic Fixed Income Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each
68	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.80% of average net assets for the fund. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, Rule 12b-1 fees, transfer agent fees and service fees, shareholder servicing fees, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly and short dividend expenses. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$92,866
Class C	3,699
Class I	25,932
Class	Expense reduction
Class R6	$4,985
Class 1	153,418
Total	$280,900

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.40% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $13,036 for the year ended August 31, 2023. Of this amount, $2,396 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $10,640 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	69

compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $336 and $700 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$93,819	$43,170
Class C	14,922	1,713
Class I	—	11,501
Class R6	—	122
Class 1	30,838	—
Total	$139,579	$56,506
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$5,540,000	5	4.667%	$3,591
70	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	345,198	$3,969,928	101,942	$1,229,764
Issued in reorganization (Note 9)	—	—	5,073,351	67,630,816
Distributions reinvested	135,878	1,502,289	97,996	1,215,988
Repurchased	(980,222)	(11,096,135)	(1,661,986)	(20,049,186)
Net increase (decrease)	(499,146)	$(5,623,918)	3,611,303	$50,027,382
Class C shares
Sold	57,890	$639,248	276	$3,461
Issued in reorganization (Note 9)	—	—	215,078	2,855,762
Distributions reinvested	4,642	51,526	1,908	22,889
Repurchased	(76,008)	(849,281)	(83,017)	(988,742)
Net increase (decrease)	(13,476)	$(158,507)	134,245	$1,893,370
Class I shares
Sold	1,591,705	$18,471,967	187,348	$2,368,805
Issued in reorganization (Note 9)	—	—	1,778,097	23,732,623
Distributions reinvested	20,785	229,082	35,061	443,246
Repurchased	(585,649)	(6,598,640)	(1,402,104)	(17,326,349)
Net increase	1,026,841	$12,102,409	598,402	$9,218,325
Class R6 shares
Sold	368,109	$4,238,607	678,597	$8,674,407
Issued in reorganization (Note 9)	—	—	5,228	69,822
Distributions reinvested	3,107	34,323	5,170	61,848
Repurchased	(73,108)	(826,663)	(4,285,220)	(50,414,978)
Net increase (decrease)	298,108	$3,446,267	(3,596,225)	$(41,608,901)
Class 1 shares
Sold	836,247	$9,643,746	3,914,042	$46,466,242
Distributions reinvested	220,422	2,431,202	87,581	1,060,733
Repurchased	(1,047,346)	(11,913,134)	(1,164,879)	(14,382,796)
Net increase	9,323	$161,814	2,836,744	$33,144,179
Total net increase	821,650	$9,928,065	3,584,469	$52,674,355
Affiliates of the fund owned 100% of shares of Class 1 on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	71

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $82,987,233 and $115,189,923, respectively, for the year ended August 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $20,341,278 and $3,840,462, respectively, for the year ended August 31, 2023.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$779,708	$(779,638)	$(70)	—	$255	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Reorganization
On June 24, 2021, the shareholders of John Hancock Funds II (the Trust) Short Duration Credit Opportunities Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Opportunistic Fixed Income Fund (the Acquiring Fund) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to achieve potential opportunities for economies of scale and potentially lower expenses in the future. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or their shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the Acquired Fund will bear the costs that are incurred in connection with the reorganization. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on December 10, 2021. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Depreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Opportunistic Fixed Income Fund	Short Duration Credit Opportunities Fund	$94,289,023	($977,122)	9,816,061	7,071,754	$85,743,663	$180,032,686
See Note 6 for capital shares issued in connection with the above referenced reorganization.
72	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Opportunistic Fixed Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Opportunistic Fixed Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 19, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
74	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	75

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor) for John Hancock Opportunistic Fixed Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 30-June 1, 2023. Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
76	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	77

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three- and five-year periods and underperformed for the ten-year period ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and relative to its peer group median for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and net total expenses for the fund were lower than the peer group median.
The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as
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assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is
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based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
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Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Opportunistic Fixed Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
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•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
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More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Brian M. Garvey
Brij S. Khurana
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	89

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
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A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
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Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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This report is for the information of the shareholders of John Hancock Opportunistic Fixed Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099612	476A 8/23
10/2023

Annual report
John Hancock
Funds II
August 31, 2023

John Hancock Funds II
Annual report — table of contents

Fund	Manager’s commentary and fund performance	Portfolio of investments
Capital Appreciation Fund	4	15
Capital Appreciation Value Fund	5	16
Core Bond Fund	6	25
Health Sciences Fund	7	37
High Yield Fund	8	39
Fund	Manager’s commentary and fund performance	Portfolio of investments
International Strategic Equity Allocation Fund	9	46
Mid Value Fund	10	71
Science & Technology Fund	11	73
U.S. Sector Rotation Fund	12	74

2

John Hancock Funds II
Manager’s commentary and fund performance

Fund performance
In the following pages, we've set forth information regarding the performance of certain funds of John Hancock Funds II (the Trust). There are several ways to evaluate a fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it's important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a fund’s total change in share value in percentage terms over a set period of time—one, ﬁve, and ten years (or since the fund’s inception if less than the applicable period). An average annual total return takes the fund’s cumulative total return for a time period greater than one year and shows what would have happened if the fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reﬂect the expenses of any insurance company separate accounts (including a possible contingent deferred sales charge) that may invest in the funds, as applicable. If these were included, performance would be lower.
Graph—change in value of $10,000 investment and comparative indexes
The performance graph for each fund (or portfolio) shows the change in value of a $10,000 investment over the life or ten-year period of each fund (or portfolio), whichever is shorter. Each fund’s (or portfolio’s) performance is compared with the performance of one or more broad-based securities indexes as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and fund (or portfolio) operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reﬂect any fees or expenses. Funds (or portfolios), that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the fund invests.
Portfolio manager’s commentary
Finally, we've provided a commentary by each portfolio manager regarding each fund’s (or portfolio’s) performance during the period ended August 31, 2023. The views expressed  are those of the portfolio managers as of August 31, 2023, and are subject to change based on market and other conditions. Information about a fund’s (or portfolio’s) holdings, asset allocation, or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The funds (or portfolios) are not insured by the Federal Deposit Insurance Corp., are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the funds' objectives, risks and strategies, see the funds’ prospectuses.

Notes about risk
The funds are subject to various risks as described in the funds' prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, see the funds’ prospectuses.
Standard & Poor’s, Standard & Poor’s 500, “S&P 500,” and “S&P MidCap 400 Index” are trademarks of S&P Global, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “EAFE” and “MSCI” are trademarks of MSCI, Inc. “Bloomberg” is a registered trademark of Bloomberg LP. “Lipper” is a registered trademark of Reuters S.A. None of the funds in the Trust is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the Trust.

Capital Appreciation Fund
Subadvisor: Jennison Associates LLC
Portfolio Managers: Blair A. Boyer, Michael A. Del Balso, Natasha Kuhlkin, CFA, Kathleen A. McCarragher. Effective January 4, 2023 and March 30, 2023, Spiros (Sig) Segalas and Rebecca Irwin, respectively, no longer served as Portfolio Managers.

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 65% of its fund’s total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	39.3
Consumer discretionary	24.1
Health care	11.3
Communication services	10.3
Financials	8.7
Consumer staples	3.0
Industrials	2.2
Real estate	0.9
Short-term investments and other	0.2

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2023, the Capital Appreciation Fund Class NAV shares returned 25.49% and the Russell 1000 Growth Index returned 21.94%.
Environment  ►   The past 12 months has been dominated by the U.S. Federal Reserve’s historic campaign of interest-rate hikes, which has continued since March 2022. The success of this effort to lower inflation, along with clearing of the supply chain, resilient consumer spending, and, most important, healthy earnings, have driven the fund’s strong performance.
Positions in information technology sector were strong contributors to the fund's returns during the period. The top performer was NVIDIA Corp. This semiconductor designer and manufacturer is the leader in accelerated computing, which is a critical element in the progression of artificial intelligence (AI). Broadcom, Inc., another producer of semiconductors and infrastructure software, was lifted by strong results and positive AI sentiment.
The strategy also saw strong returns within the health care sector, Eli Lilly & Company and Novo Nordisk A/S (an out of benchmark holding). Both companies are benefiting from demand growth for their diabetes and obesity medications. Resilient demand for luxury products boosted LVMH Moet Hennessey Louis Vuitton SE (an out of benchmark holding), which holds a dominant position in established luxury brands and enjoys significant global scale.
On the negative side, the stock of Tesla, Inc. fell and partially recovered, but was still down for the full period. It remains a meaningful position in the fund’s strategy. Atlassian Corp. PLC, a collaboration software company, was a detractor due to a disappointing slowdown in revenue. Adyen NV (an out of benchmark holding), a payments platform company, also disappointed as competition increased and growth rates slowed. Atlassian and Adyen were sold during the period.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Fund Class 1	25.42	11.98	15.01	76.08	304.97
Capital Appreciation Fund Class NAV	25.49	12.03	15.07	76.51	307.08
Russell 1000 Growth Index	21.94	13.81	15.63	90.93	327.13
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Capital Appreciation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class 1	Class NAV
Gross (%)	0.79	0.74
Net (%)	0.78	0.73

Capital Appreciation Value Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Portfolio Composition (% of net assets)
Common stocks	65.0
U.S. Government	11.1
Term loans	10.7
Corporate bonds	10.4
Preferred securities	0.4
Short-term investments and other	2.4

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►   For the year ended August 31, 2023, the Capital Appreciation Value Fund Class NAV shares returned 11.38% and the S&P 500 Index returned 15.94%.
Environment  ►  U.S. stocks recorded strong gains, reversing the losses from the preceding year and powering many major indexes near all-time highs by the end of the period.
Entering the period, global equity indexes had posted steep losses, as central banks began aggressively raising interest rates in response to elevated inflation, exacerbated by heightened geopolitical uncertainty in the wake of Russia’s invasion of Ukraine. Through most of the second half of 2022, investor sentiment was dampened by worse-than-expected inflation data and growing expectations that hawkish monetary policy would lead to an inevitable global recession. Despite this challenging backdrop, the global economy proved resilient, and markets surged over the latter half of the period, overcoming periods of volatility and numerous headwinds en route to delivering robust returns for the period.
Notable headwinds during the year included regional bank turmoil in the U.S. following the failures of Silicon Valley Bank and Signature Bank, a contentious debt ceiling debate that threatened the U.S. government’s ability to borrow money, and continued monetary tightening.
From an asset class perspective, the fund’s underlying equity holdings advanced and underperformed the S&P 500 Index. The fund’s bond holdings also advanced and outperformed the Bloomberg U.S. Aggregate Bond Index.
Among equities, the industrials & business services sector was the top contributor due to stock selection. Industrial conglomerate General Electric Company made meaningful strides in its reorganization in early January, completing the spinoff of its healthcare business into GE HealthCare, a separate, publicly traded company. This successful spin, coupled with strong fourth-quarter results in the company’s remaining aerospace and power divisions, propelled GE’s shares significantly higher.
Stock choices in the consumer discretionary sector also added value over the period, driven primarily by a position in Yum! Brands, Inc., which outpaced sector peers. The company generated strong returns despite concerns over the durability of consumer spending that weighed on some competitors.
The healthcare sector hurt relative performance due to stock choices. Earlier in the year, PerkinElmer divested its businesses outside of diagnostics and life sciences, creating a more streamlined company called Revvity, Inc., which is focused on scientific innovation. Shares traded lower and lagged sector peers following the divestiture amid an environment where health care lagged more growth-oriented sectors. An overweight allocation to the utilities sector also detracted from relative results. Utility stocks generally fell out of favor as U.S. Treasury yields rose over the year and investors favored high-growth investments. Against this backdrop, the fund’s overweight allocation to the sector detracted.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Value Fund Class NAV	11.38	10.09	10.75	61.71	177.63
S&P 500 Index	15.94	11.12	12.81	69.43	233.79
Blended Index	9.04	7.14	8.41	41.14	124.15
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Capital Appreciation Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.87
Net (%)	0.86

Core Bond Fund
Subadvisor: Allspring Global Investments, LLC
Portfolio Managers: Maulik Bhansali, CFA, Jarad Vasquez

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks total return consisting of income and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
U.S. Government Agency	29.1
U.S. Government	24.8
Corporate bonds	20.3
Collateralized mortgage obligations	10.7
Asset backed securities	9.3
Foreign government obligations	0.6
Municipal bonds	0.2
Short-term investments	5.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2023, the Core Bond Fund Class NAV shares declined 0.97% and the Bloomberg U.S. Aggregate Bond Index declined 1.19%.
Environment  ►   Bonds posted mixed results for the period. Inflation remained a key factor as rates gradually fell but remained elevated through period end. To curb inflationary pressures, the U.S. Federal Reserve (Fed) continued to raise short-term interest rates and emphasized that further interest rate increases may be necessary to bring inflation under control.
U.S. bond yields moved broadly higher, with short- and intermediate-term bond yields rising the most. High-yield corporate bonds posted positive returns, reflecting signs of improving economic growth late in the period.
The fund posted a loss but outperformed its benchmark. Security selection in credit was the largest contributor to overall performance. Contributions were broad-based across subsectors, most notably in banks, communications, and healthcare. In agency mortgages, active sector positioning has been a contributor to performance as the dynamic sector and coupon adjustments performed well amid elevated spread volatility. In addition, security selection within asset-backed securities (ABS) contributed, as certain positions in private credit student loan ABS, auto ABS, FFELP student loan ABS, credit card ABS, and rental car ABS all outperformed. A sector overweight as active sector positioning within ABS contributed to performance. Furthermore, security selection within the collateralized mortgage-backed securities (CMBS) sector was also a contributor.
Positioning in agency collateralized mortgage obligations was a detractor. An overweight to non-qualified mortgage residential mortgage-backed securities was a detractor, as the sector lagged the performance of other ABS. Additionally, a sector underweight to CMBS in the first half of 2023 was a modest detractor.
We maintain our largest overweight to ABS, seeing value in high-quality segments of the market. We maintain our underweight in credit as spreads remained tight and the issue calendar muted.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Core Bond Fund Class 1	-1.11	0.32	1.32	1.62	13.96
Core Bond Fund Class NAV	-0.97	0.39	1.38	1.97	14.66
Bloomberg U.S. Aggregate Bond Index	-1.19	0.49	1.48	2.47	15.86
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Core Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class 1	Class NAV
Gross (%)	0.67	0.62
Net (%)	0.66	0.61

Health Sciences Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri, MD, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to healthcare, medicine, or the life sciences.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Industry Composition (% of net assets)
Biotechnology	30.5
Health care providers and services	18.7
Pharmaceuticals	18.4
Health care equipment and supplies	15.8
Life sciences tools and services	15.0
Health care technology	1.0
Chemicals	0.1
Specialty retail	0.1
Short-term investments and other	0.4

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►   For the year ended August 31, 2023, the Health Sciences Fund Class NAV shares returned 4.65% and the Lipper Health/Biotechnology Index returned 5.11%.
Environment  ►   Equity markets generated significant gains during the period. Despite starting the period lower, the major indexes rebounded in the first half of 2023. Thanks in part to generally favorable corporate earnings and a resilient economy, equities climbed the proverbial wall of worry, overcoming bearish factors such as regional banking crisis in March; uncertainty about Congress and President Joe Biden agreeing to raise the debt ceiling—the statutory limit on U.S. government borrowing—before the government ran out of money; and continued U.S. Federal Reserve (Fed) interest rate increases to combat elevated inflation. Stocks rose further in July, buoyed by mostly positive economic data and second-quarter corporate earnings reports. Although the Fed raised short-term interest rates by 25 basis points (0.25%) on July 26—as was widely expected—investors were hopeful that lower-than-expected inflation readings would prompt the Fed to stop raising rates.
Security selection within the health care equipment and supplies subsector contributed the most to relative performance. A significant position in Intuitive Surgical, Inc. added value as the robotic surgical company benefited from a broad acceleration in procedure volumes during the period, with management citing strength in general surgery in the U.S. and non-urology growth outside the U.S.
Conversely, the biotechnology subsector hindered relative returns due to adverse stock picks. The fund’s lack of exposure to Prometheus Biosciences, Inc., a clinical-stage biotechnology company developing a monoclonal antibody treatment for ulcerative colitis, detracted. Shares of Prometheus surged in April 2023 following news that Merck & Company, Inc. had agreed to acquire the company. We eliminated the fund’s position in Prometheus Biosciences, Inc. following the acquisition announcement.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Health Sciences Fund Class NAV	4.65	6.07	11.89	34.25	207.60
S&P 500 Index	15.94	11.12	12.81	69.43	233.79
Lipper Health/Biotechnology Index	5.11	4.77	10.71	26.24	176.63
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Health Sciences Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Health/Biotechnology Index tracks the largest mutual funds within the health biotechnology category.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	1.00
Net (%)	0.99

High Yield Fund
Subadvisor: Western Asset Management Company, LLC
Portfolio Managers: Michael C. Buchanan, CFA, Walter E. Kilcullen, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	81.8
Asset backed securities	6.5
Term loans	6.4
Convertible bonds	0.7
Common stocks	0.6
Preferred securities	0.5
Foreign government obligations	0.4
Short-term investments and other	3.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2023, the High Yield Fund Class 1 shares returned 6.91% and the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index returned 7.19%.
Environment  ►   During the first half of the period bond yields fluctuated and ultimately fell and risk assets were mixed as investors shifted from a narrative of a higher for longer federal funds rate to significantly repricing the U.S. Federal Reserve’s (Fed’s) interest-rate trajectory, on the back of banking sector concerns. Risk assets then had a recovery later in the period as concerns over a near-term economic hard landing eased. Government bond yield curves flattened significantly as front-end yields rose with global central banks reiterating their resolve to bring inflation back to target rates.
In line with our expectations, global growth is downshifting and the disinflation process is clearly underway, albeit unevenly. Lessening bottleneck pressures, financial stability concerns contributing to tighter credit conditions in the United States and Europe, and softer manufacturing and services demand worldwide are helping to alleviate price pressures globally. These trends, combined with the major central banks continuing to advocate for restrictive monetary policy for an extended period, should further temper growth and inflation.
Within high yield, valuations remain attractive after a substantial rise in yields following the first quarter of 2022. While fundamentals are expected to decline and default rates to increase, spreads are pricing in default rates that are likely in excess of long-term average default rates. Credit quality remains well above historical average, ability to service debt remains near decade high levels, and other fundamental measures remain supportive for relatively low default rates.
Quality allocation was a detractor to relative performance mainly driven by the fund’s opportunistic allocation to investment-grade-rated securities (mainly in investment-grade corporates). Industry allocation was positive to relative performance mainly due to an underweight to communications along with an overweight to transportation. Issue selection was the largest detractor to relative performance, led by issuer tilts within banking and consumer noncyclical.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	10-year	5-year	10-year
High Yield Fund Class 1	6.91	2.54	3.42	13.36	40.02
Bloomberg U.S. High Yield 2% Issuer Capped Index	7.19	3.31	4.47	17.68	54.81
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the High Yield Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Bloomberg U.S. High Yield 2% Issuer Capped Index tracks the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with exposure of each issuer capped at 2%.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class 1
Gross (%)	0.84
Net (%)	0.83

International Strategic Equity Allocation Fund
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nathan W. Thooft, CFA, Matthew Murphy, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks capital appreciation. The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of any market capitalization, including futures on indexes of equity securities. The fund invests primarily in foreign securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	18.9
Industrials	12.5
Consumer discretionary	12.0
Information technology	10.8
Health care	10.1
Consumer staples	8.6
Materials	6.8
Communication services	5.3
Energy	5.0
Utilities	3.3
Real estate	1.9
Short-term investments and other	4.8

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►   For the year ended August 31, 2023, the International Strategic Equity Allocation Fund Class NAV shares returned 11.14% and the MSCI ACWI ex USA Index returned 11.89%.
Environment  ►  Global equities shook off a number of concerns to register a robust gain during the period. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and short-lived turmoil in the U.S. and European banking sectors in March.
European equities also performed very well, as the impact of the conflict in Ukraine did not hamper growth as much as initially feared.
The fund underperformed its benchmark for the period. One of the key detractors was an overweight allocation to Canada that faded along with the relative performance of energy at the end of 2022. Underweight positions to Japan and Netherlands were both modest headwinds given a sharp move in Japanese equities in March 2023.
Key contributors included an underweight to India and an overweight and stock selection in United Kingdom. In addition, derivatives had a positive impact to performance and were used to manage against changes in foreign currency exchange rates, change in certain securities markets and to gain exposure to certain securities markets.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	Since inception	5-year	Since inception
International Strategic Equity Allocation Fund Class NAV (began 10/17/16)	11.14	2.29	4.44	11.98	34.82
MSCI ACWI ex USA Index	11.89	3.33	5.58	17.81	45.24
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the International Strategic Equity Allocation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The MSCI All Country World (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.72
Net (%)	0.71

Mid Value Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Vincent DeAugustino, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the S&P MidCap 400 Index or the Russell Midcap Value Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Industrials	16.9
Financials	15.5
Information technology	10.3
Health care	10.1
Consumer staples	7.5
Consumer discretionary	7.4
Energy	6.9
Utilities	6.4
Real estate	6.3
Materials	5.6
Communication services	4.0
Short-term investments and other	3.1

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2023, the Mid Value Fund Class NAV shares returned 13.82% and the Russell Midcap Value Index returned 5.65%.
Environment  ►  U.S. stocks rallied from mid-October 2022 onward to post positive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within next year. Economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and turmoil in the U.S. and European banking sectors in March.
The fund posted a positive return for the period and outperformed its benchmark. Overall, stock selection drove performance, especially holdings in the energy, financials, and utilities sectors.
Top individual holdings in the energy sector included global oil and gas company TechnipFMC PLC and an out-of-benchmark position in petroleum service company Tidewater, Inc. Both companies benefited from elevated oil prices. In financials, top performers included reinsurance firm RenaissanceRe
Holdings, Ltd. and First Republic Bank. Limited exposure to First Republic Bank, which was sold in mid-March contributed to performance. PG&E Corp. was the top performer in the utilities sector. The consumer discretionary and industrials sectors were the only ones to post losses for the period. The biggest overall detractor was a position in Signature Bank, a New York-headquartered bank that was closed two days after the failure of Silicon Valley Bank. Other key detractors included an out-of-benchmark position in energy company Equitrans Midstream Corp., which was sold prior to period end, automotive parts provider Advance Auto Parts, Inc., and regional bank Fifth Third Bancorp.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Mid Value Fund Class NAV	13.82	7.91	9.91	46.30	157.27
Russell Midcap Value Index	5.65	6.12	8.93	34.57	135.12
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Mid Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Russell Midcap Value Index tracks the performance of publicly traded mid-cap companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.92
Net (%)	0.91

Science & Technology Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ken Allen

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term growth of capital. Current income is incidental to the fund’s objective. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to beneﬁt from the development, advancement, and/or use of science and technology.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	53.7
Consumer discretionary	20.3
Communication services	14.5
Financials	5.6
Industrials	0.7
Real estate	0.4
Health care	0.2
Short-term investments and other	4.6

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2023, the Science & Technology Fund Class NAV shares returned 37.29% and the Lipper Science & Technology Index returned 20.84%.
Environment  ►  Overall, U.S. stocks produced strong gains during the period. While equities declined at the beginning of the period amid fears that inflation would remain stubbornly high, forcing the U.S. Federal Reserve (Fed) to continue raising interest rates and making a recession more likely, some better-than-expected corporate earnings reports released during the fourth quarter of 2022 lifted sentiment, as did indications that China, the world’s second-largest economy, was easing various pandemic-related restrictions.
Stocks rose during most of the remainder of the period. Thanks in part to generally favorable corporate earnings and a resilient economy, equities climbed the proverbial wall of worry, overcoming bearish factors such as regional bank turmoil in March following the failures of Silicon Valley Bank and Signature Bank; uncertainty about Congress and President Joe Biden agreeing to raise the debt ceiling—the statutory limit on U.S. government borrowing—before the government ran out of money; and continued Fed interest-rate increases to combat elevated inflation.
Stock selection in software contributed to relative performance. Shares of Salesforce, Inc., a leading provider of customer relationship management software, advanced after the company announced significant cost-cutting actions. Another contributor was Fortinet, Inc., the second-largest global network security provider to enterprise and telecom service providers. Shares advanced after the company reported strong back-to-back quarterly results that included market share gains and strong product revenue growth.
In the internet space, stock selection and an overweight position helped relative performance as the subsector outpaced the index. Shares of Zalando SE, Europe’s leading online apparel retailer, advanced during much of the first half of the period. Shares of Meta Platforms, Inc., the parent company of Facebook, advanced during the period after the company announced additional expense control measures.
Conversely, stock selection and an underweight position in semiconductors detracted from relative results. Shares of chip maker Qualcomm, Inc. saw significant volatility and ended the period lower. Shares declined early in the period as ongoing COVID-19 restrictions in China and a decrease in consumer spending amid higher inflation pressured shares. An underweight position in NVIDIA Corp., a semiconductor company that designs graphics processing units (GPUs) used in data centers, gaming, and professional graphics, detracted from relative results. Shares surged after the company issued an earnings announcement that featured strong quarterly revenue and much higher guidance due to artificial intelligence-driven demand for its GPUs.
Within real estate, stock selection weighed on relative performance. Shares of Opendoor Technologies, Inc., a U.S. residential real estate transactions platform, fell after the company’s struggles to turn over its inventory led to larger-than-expected losses. We eliminated the fund’s position due to concerns over a lack of a clear path to profitability for the company in a declining housing market.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Science & Technology Fund Class NAV	37.29	12.78	16.98	82.42	379.81
S&P 500 Index	15.94	11.12	12.81	69.43	233.79
Lipper Science and Technology Index	20.84	11.54	15.60	72.62	326.17
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Science & Technology Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	1.04
Net (%)	1.03

U.S. Sector Rotation Fund
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nathan W. Thooft, CFA, and Matthew Murphy, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks capital appreciation. The fund seeks to achieve its objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities of any market capitalization, including futures on indexes of equity securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	28.7
Financials	12.4
Health care	12.1
Consumer discretionary	11.3
Communication services	9.8
Industrials	8.4
Consumer staples	5.3
Energy	5.1
Materials	2.3
Real estate	1.6
Utilities	0.6
Short-term investments and other	2.4

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2023, the U.S. Sector Rotation Fund Class NAV shares returned 15.27% and the S&P 500 Index returned 15.94%.
Environment  ►  U.S. stocks rallied from mid-October 2022 onward to post positive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within next year. Economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and turmoil in the U.S. and European banking sectors in March.
Driven by a strong market environment, the fund produced a positive return but trailed its respective benchmark. The underperformance was driven by selection across a variety of sectors.
Detractors included an overweight to the energy sector and an underweight to the information technology sector. Additionally, industry selection within the information technology sector weighed on returns. Underweights in tech giants NVIDIA Corp. and Apple, Inc. and banking firm JPMorgan Chase & Co. negatively affected performance.
Several positions in the portfolio contributed positively. Most notably, an underweight to consumer discretionary and industry selection within that sector contributed to results. Additionally, an underweight to the utilities and financials sectors helped returns. Underweights in Amazon.com, Inc. and Tesla, Inc. aided performance. At the end of the period, the fund was overweight in the energy, communication services, and information technology sectors. It was underweight in the utilities, consumer staples, and healthcare sectors.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 8-31-23 (%)	1-year	5-year	Since inception	5-year	Since inception
U.S. Sector Rotation Fund Class NAV (began 9/26/16)	15.27	9.74	12.23	59.13	122.46
S&P 500 Index	15.94	11.12	13.19	69.43	136.09
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the U.S. Sector Rotation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.66
Net (%)	0.65

John Hancock Funds II
Shareholder expense example

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2023 through August 31, 2023).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Capital Appreciation Fund
Class 1	Actual expenses/actual returns	$1,000.00	$1,276.90	$4.65	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Class NAV	Actual expenses/actual returns	1,000.00	1,277.40	4.36	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Capital Appreciation Value Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,097.70	$4.44	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%
Core Bond Fund
Class 1	Actual expenses/actual returns	$1,000.00	$1,008.70	$3.39	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class NAV	Actual expenses/actual returns	1,000.00	1,009.90	3.19	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%
Health Sciences Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,040.90	$4.94	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
High Yield Fund
Class 1	Actual expenses/actual returns	$1,000.00	$1,042.80	$4.48	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
International Strategic Equity Allocation Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,035.80	$2.82	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%
Mid Value Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,024.30	$4.49	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Science & Technology Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,274.80	$5.68	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%

John Hancock Funds II
Shareholder expense example

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
U.S. Sector Rotation Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,145.60	$2.92	0.54%
	Hypothetical example	1,000.00	1,022.50	2.75	0.54%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 99.3%
Communication services – 10.3%
Entertainment – 1.7%
Netflix, Inc. (A)	57,812	$25,071,908
Interactive media and services – 8.0%
Alphabet, Inc., Class A (A)	244,162	33,247,540
Alphabet, Inc., Class C (A)	243,004	33,376,599
Meta Platforms, Inc., Class A (A)	176,018	52,081,966
		118,706,105
Media – 0.6%
The Trade Desk, Inc., Class A (A)	104,381	8,353,611
		152,131,624
Consumer discretionary – 23.6%
Automobile components – 0.2%
Mobileye Global, Inc., Class A (A)	99,899	3,547,413
Automobiles – 4.6%
Tesla, Inc. (A)	263,725	68,062,148
Broadline retail – 7.1%
Amazon.com, Inc. (A)	575,829	79,470,160
MercadoLibre, Inc. (A)	19,148	26,277,949
		105,748,109
Hotels, restaurants and leisure – 2.9%
Airbnb, Inc., Class A (A)	114,349	15,042,611
Chipotle Mexican Grill, Inc. (A)	4,241	8,170,880
Marriott International, Inc., Class A	53,902	10,969,596
McDonald's Corp.	31,141	8,755,292
		42,938,379
Specialty retail – 4.2%
O'Reilly Automotive, Inc. (A)	18,795	17,661,662
The Home Depot, Inc.	56,184	18,557,575
The TJX Companies, Inc.	176,437	16,316,894
Ulta Beauty, Inc. (A)	23,032	9,558,971
		62,095,102
Textiles, apparel and luxury goods – 4.6%
Lululemon Athletica, Inc. (A)	62,698	23,904,239
LVMH Moet Hennessy Louis Vuitton SE	37,243	31,494,817
NIKE, Inc., Class B	120,133	12,218,727
		67,617,783
		350,008,934
Consumer staples – 3.0%
Consumer staples distribution and retail – 1.9%
Costco Wholesale Corp.	52,322	28,739,428
Personal care products – 1.1%
L'Oreal SA	35,204	15,462,727
		44,202,155
Financials – 8.7%
Capital markets – 2.5%
Moody's Corp.	20,284	6,831,651
S&P Global, Inc.	47,496	18,564,287
The Goldman Sachs Group, Inc.	33,655	11,029,080
		36,425,018
Consumer finance – 0.4%
American Express Company	41,816	6,606,510
Financial services – 5.8%
Mastercard, Inc., Class A	95,924	39,582,079
Visa, Inc., Class A	188,465	46,302,081
		85,884,160
		128,915,688
Health care – 11.3%
Biotechnology – 1.3%
Argenx SE, ADR (A)	8,651	4,347,041
Capital Appreciation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc. (A)	44,755	$15,589,957
		19,936,998
Health care equipment and supplies – 1.8%
DexCom, Inc. (A)	73,264	7,398,199
Intuitive Surgical, Inc. (A)	60,396	18,884,621
		26,282,820
Health care providers and services – 0.9%
UnitedHealth Group, Inc.	29,467	14,043,383
Pharmaceuticals – 7.3%
AstraZeneca PLC, ADR	291,489	19,768,784
Eli Lilly & Company	98,152	54,395,838
Novo Nordisk A/S, ADR	179,226	33,267,930
		107,432,552
		167,695,753
Industrials – 2.2%
Ground transportation – 2.2%
Uber Technologies, Inc. (A)	677,608	32,003,426
Information technology – 39.3%
IT services – 2.1%
MongoDB, Inc. (A)	36,015	13,732,520
Snowflake, Inc., Class A (A)	106,907	16,768,363
		30,500,883
Semiconductors and semiconductor equipment – 15.9%
Advanced Micro Devices, Inc. (A)	395,378	41,799,362
ASML Holding NV, NYRS	24,517	16,194,214
Broadcom, Inc.	39,770	36,703,335
Micron Technology, Inc.	103,345	7,227,949
NVIDIA Corp.	271,293	133,896,664
		235,821,524
Software – 15.0%
Adobe, Inc. (A)	48,070	26,887,474
Cadence Design Systems, Inc. (A)	62,381	14,998,888
Crowdstrike Holdings, Inc., Class A (A)	70,676	11,522,308
HubSpot, Inc. (A)	8,625	4,713,735
Microsoft Corp.	354,841	116,302,686
Salesforce, Inc. (A)	128,161	28,382,535
ServiceNow, Inc. (A)	33,129	19,507,349
		222,314,975
Technology hardware, storage and peripherals – 6.3%
Apple, Inc.	500,381	94,006,578
		582,643,960
Real estate – 0.9%
Specialized REITs – 0.9%
American Tower Corp.	73,785	13,378,696
TOTAL COMMON STOCKS (Cost $618,218,734)		$1,470,980,236
PREFERRED SECURITIES – 0.5%
Consumer discretionary – 0.5%
Automobiles – 0.5%
Dr. Ing. h.c. F. Porsche AG (B)	68,344	7,537,646
TOTAL PREFERRED SECURITIES (Cost $5,526,458)		$7,537,646

The accompanying notes are an integral part of the financial statements.	15

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Fund (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 0.4%
Short-term funds – 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2681% (C)	5,374,366	$5,374,366
TOTAL SHORT-TERM INVESTMENTS (Cost $5,374,366)		$5,374,366
Total Investments (Capital Appreciation Fund) (Cost $629,119,558) – 100.2%		$1,483,892,248
Other assets and liabilities, net – (0.2%)		(2,711,279)
TOTAL NET ASSETS – 100.0%		$1,481,180,969
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 8-31-23.
Capital Appreciation Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 65.0%
Communication services – 3.7%
Interactive media and services – 3.7%
Alphabet, Inc., Class A (A)(B)	248,907	$33,893,666
Meta Platforms, Inc., Class A (B)	29,174	8,632,295
		42,525,961
Consumer discretionary – 5.2%
Automobile components – 0.3%
Mobileye Global, Inc., Class A (B)	101,642	3,609,307
Broadline retail – 2.4%
Amazon.com, Inc. (A)(B)	196,098	27,063,485
Hotels, restaurants and leisure – 2.5%
Hilton Worldwide Holdings, Inc. (A)	53,147	7,900,302
Starbucks Corp. (A)	25,200	2,455,488
Yum! Brands, Inc. (A)	145,264	18,794,256
		29,150,046
		59,822,838
Consumer staples – 0.6%
Beverages – 0.6%
Keurig Dr. Pepper, Inc.	225,072	7,573,673
Energy – 1.6%
Oil, gas and consumable fuels – 1.6%
Canadian Natural Resources, Ltd.	133,720	8,650,347
Chesapeake Energy Corp.	77,500	6,836,275
EOG Resources, Inc.	26,690	3,432,868
		18,919,490
Financials – 7.3%
Banks – 0.6%
The PNC Financial Services Group, Inc.	59,787	7,218,085
Capital markets – 3.5%
CME Group, Inc. (A)	14,085	2,854,748
Intercontinental Exchange, Inc.	153,667	18,131,169
KKR & Company, Inc. (A)	146,397	9,195,196
S&P Global, Inc. (A)	6,885	2,691,071
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
The Goldman Sachs Group, Inc.	22,000	$7,209,620
		40,081,804
Financial services – 2.5%
Mastercard, Inc., Class A (A)	38,346	15,823,093
Visa, Inc., Class A (A)	54,796	13,462,281
		29,285,374
Insurance – 0.7%
Marsh & McLennan Companies, Inc. (A)	39,951	7,790,045
		84,375,308
Health care – 15.8%
Biotechnology – 2.2%
AbbVie, Inc.	88,973	13,075,472
Biogen, Inc. (B)	39,316	10,511,526
Karuna Therapeutics, Inc. (B)	8,031	1,507,901
		25,094,899
Health care equipment and supplies – 3.7%
Becton, Dickinson and Company (A)	91,151	25,472,147
GE HealthCare Technologies, Inc. (A)	74,415	5,242,537
Stryker Corp. (A)	17,900	5,075,545
Teleflex, Inc.	34,680	7,377,823
		43,168,052
Health care providers and services – 3.2%
Humana, Inc.	12,500	5,770,375
UnitedHealth Group, Inc.	64,728	30,848,071
		36,618,446
Life sciences tools and services – 5.8%
Avantor, Inc. (B)	500,084	10,826,819
Danaher Corp.	81,522	21,603,330
Revvity, Inc.	179,637	21,022,918
Thermo Fisher Scientific, Inc.	25,857	14,404,935
		67,858,002
Pharmaceuticals – 0.9%
Eli Lilly & Company	18,159	10,063,718
		182,803,117
Industrials – 7.8%
Aerospace and defense – 0.3%
RTX Corp.	47,100	4,052,484
Commercial services and supplies – 1.5%
Republic Services, Inc.	8,750	1,261,138
Waste Connections, Inc.	121,732	16,676,067
		17,937,205
Electrical equipment – 0.5%
AMETEK, Inc.	33,526	5,347,732
Industrial conglomerates – 0.5%
General Electric Company (A)	47,650	5,454,019
Machinery – 3.6%
Fortive Corp.	327,777	25,845,216
Ingersoll Rand, Inc. (A)	233,208	16,233,609
		42,078,825
Professional services – 1.4%
Equifax, Inc.	47,723	9,864,344
TransUnion (A)	77,702	6,310,956
		16,175,300
		91,045,565
Information technology – 15.7%
Electronic equipment, instruments and components – 1.3%
TE Connectivity, Ltd.	8,856	1,172,446

The accompanying notes are an integral part of the financial statements.	16

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Teledyne Technologies, Inc. (B)	32,206	$13,471,770
		14,644,216
Semiconductors and semiconductor equipment – 3.6%
Analog Devices, Inc.	30,000	5,453,400
NVIDIA Corp.	35,992	17,763,852
NXP Semiconductors NV (A)	47,202	9,710,395
Texas Instruments, Inc. (A)	55,635	9,350,018
		42,277,665
Software – 8.6%
Aurora Innovation, Inc. (B)(C)	1,653,210	5,240,676
Black Knight, Inc. (B)	82,230	6,229,745
Intuit, Inc.	18,512	10,029,987
Microsoft Corp. (A)	155,436	50,945,697
PTC, Inc. (B)	48,127	7,082,851
Roper Technologies, Inc.	26,266	13,108,310
Salesforce, Inc. (A)(B)	30,546	6,764,717
		99,401,983
Technology hardware, storage and peripherals – 2.2%
Apple, Inc.	138,700	26,057,569
		182,381,433
Materials – 0.9%
Chemicals – 0.9%
Linde PLC (A)	27,106	10,491,106
Utilities – 6.4%
Electric utilities – 2.9%
Exelon Corp.	420,706	16,878,725
Xcel Energy, Inc.	297,217	16,980,007
		33,858,732
Multi-utilities – 3.5%
Ameren Corp.	216,589	17,169,010
CenterPoint Energy, Inc.	234,912	6,551,696
DTE Energy Company	105,234	10,879,091
WEC Energy Group, Inc.	73,100	6,149,172
		40,748,969
		74,607,701
TOTAL COMMON STOCKS (Cost $626,478,628)		$754,546,192
PREFERRED SECURITIES – 0.4%
Financials – 0.0%
Capital markets – 0.0%
The Charles Schwab Corp., 5.950%	8,000	198,800
Utilities – 0.4%
Electric utilities – 0.1%
SCE Trust IV, 5.375% (5.375% to 9-15-25, then 3 month LIBOR + 3.132%)	34,784	730,464
Multi-utilities – 0.3%
CMS Energy Corp., 5.875%	71,243	1,699,146
CMS Energy Corp., 5.875%	63,712	1,534,822
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	14,343	357,141
		3,591,109
		4,321,573
TOTAL PREFERRED SECURITIES (Cost $4,802,050)		$4,520,373
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 11.1%
U.S. Government – 11.1%
U.S. Treasury Notes
3.375%, 05/15/2033	$58,503,000	55,111,654
3.500%, 02/15/2033	47,732,600	45,457,843
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
U.S. Government and Agency obligations (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
3.875%, 08/15/2033	$12,044,300	$11,829,761
4.125%, 11/15/2032	16,717,300	16,709,464
		129,108,722
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $132,390,171)		$129,108,722
CORPORATE BONDS - 10.4%
Communication services - 1.1%
CCO Holdings LLC
5.000%, 02/01/2028 (D)	5,162,000	4,756,762
5.125%, 05/01/2027 (D)	6,953,000	6,536,445
5.500%, 05/01/2026 (D)	325,000	317,416
Lamar Media Corp.
3.625%, 01/15/2031	120,000	100,200
3.750%, 02/15/2028	754,000	684,934
4.875%, 01/15/2029	137,000	127,410
Live Nation Entertainment, Inc. 4.875%, 11/01/2024 (D)	90,000	88,407
		12,611,574
Consumer discretionary - 2.9%
Cedar Fair LP
5.250%, 07/15/2029	1,719,000	1,547,393
5.375%, 04/15/2027	1,913,000	1,808,509
5.500%, 05/01/2025 (D)	1,606,000	1,593,338
6.500%, 10/01/2028	1,537,000	1,485,844
Clarios Global LP
6.250%, 05/15/2026 (D)	689,000	682,368
6.750%, 05/15/2025 (D)	539,000	538,793
8.500%, 05/15/2027 (D)	1,465,000	1,479,748
Hilton Domestic Operating Company, Inc.
3.625%, 02/15/2032 (D)	1,381,000	1,154,924
3.750%, 05/01/2029 (D)	1,224,000	1,078,339
4.000%, 05/01/2031 (D)	1,841,000	1,600,208
4.875%, 01/15/2030	1,106,000	1,031,800
5.375%, 05/01/2025 (D)	541,000	535,104
5.750%, 05/01/2028 (D)	1,239,000	1,215,645
Hilton Worldwide Finance LLC 4.875%, 04/01/2027	379,000	365,268
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, 06/01/2027 (D)	3,113,000	2,996,263
Life Time, Inc. 5.750%, 01/15/2026 (D)	1,160,000	1,131,748
Service Corp. International 3.375%, 08/15/2030	669,000	552,256
Six Flags Entertainment Corp. 5.500%, 04/15/2027 (D)	2,622,000	2,467,958
Six Flags Theme Parks, Inc. 7.000%, 07/01/2025 (D)	669,000	668,831
Vail Resorts, Inc. 6.250%, 05/15/2025 (D)	418,000	416,534
Yum! Brands, Inc.
3.625%, 03/15/2031	1,239,000	1,050,702
4.625%, 01/31/2032	2,357,000	2,108,901
4.750%, 01/15/2030 (D)	1,106,000	1,018,479
5.350%, 11/01/2043	2,072,000	1,822,937
5.375%, 04/01/2032	2,622,000	2,460,751
6.875%, 11/15/2037	511,000	538,280
		33,350,921

The accompanying notes are an integral part of the financial statements.	17

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy - 0.0%
Pioneer Natural Resources Company
1.125%, 01/15/2026	$57,000	$51,671
2.150%, 01/15/2031	36,000	29,174
5.100%, 03/29/2026	205,000	203,406
		284,251
Financials - 3.0%
Alliant Holdings Intermediate LLC
4.250%, 10/15/2027 (D)	375,000	340,474
5.875%, 11/01/2029 (D)	609,000	533,296
6.750%, 10/15/2027 to 04/15/2028 (D)	5,163,000	5,027,069
AmWINS Group, Inc. 4.875%, 06/30/2029 (D)	570,000	511,431
BroadStreet Partners, Inc. 5.875%, 04/15/2029 (D)	795,000	699,623
HUB International, Ltd.
5.625%, 12/01/2029 (D)	908,000	802,953
7.000%, 05/01/2026 (D)	7,262,000	7,248,392
7.250%, 06/15/2030 (D)	11,507,000	11,712,860
Intercontinental Exchange, Inc. 4.000%, 09/15/2027	167,000	160,081
MSCI, Inc.
3.250%, 08/15/2033 (D)	738,000	593,749
3.625%, 09/01/2030 to 11/01/2031 (D)	2,760,000	2,369,738
3.875%, 02/15/2031 (D)	1,165,000	1,016,447
4.000%, 11/15/2029 (D)	958,000	861,851
Ryan Specialty LLC 4.375%, 02/01/2030 (D)	80,000	71,503
USI, Inc. 6.875%, 05/01/2025 (D)	2,826,000	2,821,422
		34,770,889
Health care - 1.3%
Avantor Funding, Inc.
3.875%, 11/01/2029 (D)	2,539,000	2,226,731
4.625%, 07/15/2028 (D)	2,874,000	2,667,888
Charles River Laboratories International, Inc.
3.750%, 03/15/2029 (D)	1,232,000	1,087,400
4.000%, 03/15/2031 (D)	899,000	776,345
4.250%, 05/01/2028 (D)	310,000	284,565
Heartland Dental LLC
8.500%, 05/01/2026 (D)	1,686,000	1,584,840
10.500%, 04/30/2028 (D)	1,169,000	1,180,690
Hologic, Inc. 3.250%, 02/15/2029 (D)	609,000	528,968
IQVIA, Inc.
5.000%, 05/15/2027 (D)	350,000	336,906
5.700%, 05/15/2028 (D)	1,562,000	1,556,200
6.500%, 05/15/2030 (D)	391,000	393,093
PRA Health Sciences, Inc. 2.875%, 07/15/2026 (D)	436,000	397,783
Surgery Center Holdings, Inc. 10.000%, 04/15/2027 (D)	808,000	822,106
Teleflex, Inc.
4.250%, 06/01/2028 (D)	145,000	133,200
4.625%, 11/15/2027	952,000	897,755
		14,874,470
Industrials - 1.6%
Booz Allen Hamilton, Inc.
3.875%, 09/01/2028 (D)	692,000	628,329
4.000%, 07/01/2029 (D)	416,000	373,345
5.950%, 08/04/2033	363,000	367,145
Delta Air Lines, Inc. 4.750%, 10/20/2028 (D)	925,000	888,238
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
General Electric Company 8.882%, (3 month LIBOR + 3.330%), 09/15/2023 (E)(F)	$3,123,000	$3,123,000
GFL Environmental, Inc.
4.000%, 08/01/2028 (D)	526,000	469,570
4.375%, 08/15/2029 (D)	520,000	459,951
4.750%, 06/15/2029 (D)	1,220,000	1,105,218
Howmet Aerospace, Inc.
3.000%, 01/15/2029	550,000	474,342
5.900%, 02/01/2027	83,000	82,415
Korn Ferry 4.625%, 12/15/2027 (D)	818,000	760,791
Lennox International, Inc. 3.000%, 11/15/2023	510,000	506,736
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (D)	1,812,906	1,806,580
Sensata Technologies BV
4.000%, 04/15/2029 (D)	1,016,000	892,368
5.000%, 10/01/2025 (D)	700,000	682,224
5.625%, 11/01/2024 (D)	415,000	411,286
5.875%, 09/01/2030 (D)	427,000	403,989
Sensata Technologies, Inc.
3.750%, 02/15/2031 (D)	796,000	666,996
4.375%, 02/15/2030 (D)	322,000	285,084
TransDigm UK Holdings PLC 6.875%, 05/15/2026	200,000	203,399
TransDigm, Inc.
5.500%, 11/15/2027	1,107,000	1,050,566
6.250%, 03/15/2026 (D)	1,025,000	1,015,231
6.375%, 06/15/2026	145,000	144,984
United Airlines 2012-1 Class A Pass Through Trust 4.150%, 04/11/2024	675,391	664,085
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	118,274	113,389
US Airways 2013-1 Class A Pass Through Trust 3.950%, 11/15/2025	267,161	251,183
		17,830,444
Information technology - 0.2%
Black Knight InfoServ LLC 3.625%, 09/01/2028 (D)	264,000	242,880
Clarivate Science Holdings Corp.
3.875%, 07/01/2028 (D)	299,000	263,464
4.875%, 07/01/2029 (D)	220,000	191,853
Crowdstrike Holdings, Inc. 3.000%, 02/15/2029	150,000	128,970
Entegris Escrow Corp. 4.750%, 04/15/2029 (D)	274,000	254,916
Gartner, Inc.
3.625%, 06/15/2029 (D)	893,000	784,367
3.750%, 10/01/2030 (D)	333,000	287,564
4.500%, 07/01/2028 (D)	321,000	299,344
PTC, Inc. 4.000%, 02/15/2028 (D)	166,000	152,513
		2,605,871
Materials - 0.1%
Ball Corp. 6.000%, 06/15/2029	1,342,000	1,322,918
Real estate - 0.2%
SBA Communications Corp.
3.125%, 02/01/2029	1,256,000	1,075,374
3.875%, 02/15/2027	1,659,000	1,533,863

The accompanying notes are an integral part of the financial statements.	18

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
SBA Tower Trust 6.599%, 01/15/2028 (D)	$68,000	$69,052
		2,678,289
TOTAL CORPORATE BONDS (Cost $121,824,178)		$120,329,627
TERM LOANS (G) – 10.7%
Communication services – 0.2%
Charter Communications Operating LLC, 2019 Term Loan B1 (1 and 3 month SOFR + 1.750%) 7.115%, 04/30/2025	1,427,192	1,427,334
Charter Communications Operating LLC, 2019 Term Loan B2 (1 and 3 month SOFR + 1.750%) 7.116%, 02/01/2027	891,133	886,570
		2,313,904
Consumer discretionary – 0.6%
Hilton Worldwide Finance LLC, 2019 Term Loan B2 (1 month SOFR + 1.750%) 7.165%, 06/22/2026	3,404,518	3,401,148
IRB Holding Corp., 2022 Term Loan B (1 month SOFR + 3.000%) 8.431%, 12/15/2027	2,792,384	2,775,211
New Red Finance, Inc., Term Loan B4 (1 month LIBOR + 1.750%) 7.196%, 11/19/2026	751,686	746,469
Woof Holdings, Inc., 1st Lien Term Loan (1 month SOFR + 3.750%) 9.185%, 12/21/2027	184,712	172,244
		7,095,072
Consumer staples – 0.2%
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month SOFR + 3.750%) 9.092%, 10/01/2026	2,685,927	2,687,431
Financials – 3.7%
Alliant Holdings Intermediate LLC, 2021 Term Loan B4 (1 month LIBOR + 3.500%) 8.935%, 11/06/2027	4,776,561	4,771,880
Alliant Holdings Intermediate LLC, 2023 Term Loan B5 (1 month SOFR + 3.500%) 8.814%, 11/05/2027	2,027,924	2,026,301
AssuredPartners, Inc., 2020 Term Loan B (1 month SOFR + 3.500%) 8.946%, 02/12/2027	173,572	172,921
AssuredPartners, Inc., 2021 Term Loan B (1 month SOFR + 3.500%) 8.946%, 02/12/2027	233,014	231,751
AssuredPartners, Inc., 2022 Term Loan (1 month SOFR + 3.500%) 8.831%, 02/12/2027	232,912	232,232
BroadStreet Partners, Inc., 2020 Term Loan B (1 month SOFR + 3.000%) 8.446%, 01/27/2027	50,254	49,780
BroadStreet Partners, Inc., 2023 Term Loan B3 (1 month SOFR + 4.000%) 9.331%, 01/27/2029	1,189,536	1,188,299
Howden Group Holdings, Ltd., 2021 Term Loan B (1 month LIBOR + 3.250%) 8.696%, 11/12/2027	3,858,352	3,830,880
HUB International, Ltd., 2022 Term Loan B (3 month SOFR + 4.000%) 9.365%, 11/10/2029	1,157,394	1,158,956
HUB International, Ltd., 2023 Term Loan B (3 month SOFR + 4.250%) 9.584%, 06/20/2030	19,172,000	19,223,956
Capital Appreciation Value Fund (continued)
		Shares or Principal Amount	Value
TERM LOANS (G)(continued)
Financials (continued)
Ryan Specialty LLC, Term Loan (1 month SOFR + 3.000%) 8.331%, 09/01/2027		$1,002,701	1,001,869
USI, Inc., 2019 Incremental Term Loan B (3 month LIBOR + 3.250%) 8.788%, 12/02/2026		5,024,310	5,024,310
USI, Inc., 2022 Incremental Term Loan (3 month SOFR + 3.750%) 8.992%, 11/22/2029		4,298,044	4,299,119
			43,212,254
Health care – 1.8%
ADMI Corp., 2018 Term Loan B (1 month SOFR + 3.000%) 8.446%, 04/30/2025		894,946	858,450
ADMI Corp., 2021 Incremental Term Loan B3 (1 month SOFR + 3.750%) 9.196%, 12/23/2027		3,178,161	2,922,573
ADMI Corp., 2021 Term Loan B2 (1 month SOFR + 3.375%) 8.821%, 12/23/2027		1,913,668	1,741,840
athenahealth, Inc., 2022 Term Loan B (1 month SOFR + 3.500%) 8.820%, 02/15/2029		4,368,729	4,312,285
Avantor Funding, Inc., 2021 Term Loan B5 (1 month SOFR + 2.250%) 7.681%, 11/08/2027		655,948	656,059
Heartland Dental LLC, 2023 Term Loan B (1 month SOFR + 5.000%) 10.314%, 04/28/2028		4,108,094	4,037,394
Loire Finco Luxembourg Sarl, 2021 USD Term Loan B2 (1 month SOFR + 3.750%) 9.065%, 04/21/2027		555,690	541,798
Loire Finco Luxembourg Sarl, USD Term Loan B (1 month SOFR + 3.250%) 8.565%, 04/21/2027		3,132,425	3,050,199
PetVet Care Centers LLC, 2018 1st Lien Term Loan (1 month SOFR + 2.750%) 8.181%, 02/14/2025		349,400	345,033
PetVet Care Centers LLC, 2018 2nd Lien Term Loan (1 month SOFR + 6.250%) 11.681%, 02/13/2026		25,000	24,400
PetVet Care Centers LLC, 2018 Incremental Term Loan (1 month SOFR + 3.250%) 8.570%, 02/14/2025		1,081,086	1,070,611
PetVet Care Centers LLC, 2021 Term Loan B3 (1 month SOFR + 3.500%) 8.931%, 02/14/2025		1,285,635	1,275,196
			20,835,838
Industrials – 1.2%
Filtration Group Corp., 2021 Incremental Term Loan (1 month SOFR + 3.500%) 8.946%, 10/21/2028		869,716	864,645
Filtration Group Corp., 2023 EUR Term Loan TBD 10/21/2028 (H)	EUR	2,283,423	2,463,651
Filtration Group Corp., 2023 USD Term Loan (1 month SOFR + 4.250%) 9.696%, 10/21/2028		$3,002,070	3,008,944
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 10.764%, 06/21/2027		4,769,900	4,968,804
SkyMiles IP, Ltd., 2020 Skymiles Term Loan B (3 month SOFR + 3.750%) 9.076%, 10/20/2027		1,659,700	1,725,889

The accompanying notes are an integral part of the financial statements.	19

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (G)(continued)
Industrials (continued)
TransUnion LLC, 2019 Term Loan B5 (1 month SOFR + 1.750%) 7.181%, 11/16/2026	$797,237	795,747
		13,827,680
Information technology – 2.8%
Applied Systems, Inc., 2021 2nd Lien Term Loan (3 month SOFR + 6.750%) 11.992%, 09/17/2027	1,242,700	1,243,321
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan (3 month SOFR + 4.500%) 9.742%, 09/18/2026	6,753,275	6,775,290
Azalea TopCo, Inc., 2021 Term Loan B (1 and 3 month SOFR + 3.750%) 9.196%, 07/24/2026	1,541,600	1,501,781
Azalea TopCo, Inc., 2022 Incremental Term Loan (3 month SOFR + 3.750%) 9.196%, 07/24/2026	721,379	703,345
Azalea TopCo, Inc., Term Loan (1 month SOFR + 3.500%) 8.820%, 07/24/2026	4,073,981	3,976,205
Epicor Software Corp., 2023 Incremental Term Loan TBD 07/30/2027 (H)	143,715	143,806
Quartz Acquireco LLC, Term Loan B (1 month SOFR + 3.500%) 8.820%, 06/28/2030	239,886	239,586
RealPage, Inc., 1st Lien Term Loan (1 month SOFR + 3.000%) 8.446%, 04/24/2028	4,209,481	4,158,294
RealPage, Inc., 2nd Lien Term Loan (1 month SOFR + 6.500%) 11.946%, 04/23/2029	225,000	225,187
Sophia LP, 2021 Term Loan B (3 month LIBOR + 3.500%) 9.038%, 10/07/2027	1,872,186	1,867,898
Sophia LP, 2022 Incremental Term Loan B (1 month SOFR + 4.250%) 9.581%, 10/07/2027	561,762	558,077
Storable, Inc., Term Loan B (1 and 3 month SOFR + 3.500%) 8.833%, 04/17/2028	812,594	802,607
UKG, Inc., 2021 Term Loan (3 month SOFR + 3.250%) 8.618%, 05/04/2026	9,903,787	9,892,398
		32,087,795
Real estate – 0.2%
SBA Senior Finance II LLC, 2018 Term Loan B (1 month SOFR + 1.750%) 7.190%, 04/11/2025	1,702,960	1,703,063
TOTAL TERM LOANS (Cost $123,604,178)		$123,763,037
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.6%
Short-term funds – 2.6%
John Hancock Collateral Trust, 5.4789% (I)(J)	201,946	$2,018,771
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2681% (I)	9,081,282	9,081,282
T. Rowe Price Government Reserve Fund, 5.3678% (I)	19,070,825	19,070,825
TOTAL SHORT-TERM INVESTMENTS (Cost $30,170,092)		$30,170,878
Total Investments (Capital Appreciation Value Fund) (Cost $1,039,269,297) – 100.2%		$1,162,438,829
Other assets and liabilities, net – (0.2%)		(2,007,754)
TOTAL NET ASSETS – 100.0%		$1,160,431,075
Currency Abbreviations
EUR	Euro
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 8-31-23.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	The rate shown is the annualized seven-day yield as of 8-31-23.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
JPM	AbbVie, Inc.	USD	145.00	Jan 2024	8	800	$4,482	$(6,878)
JPM	AbbVie, Inc.	USD	150.00	Jan 2024	8	800	3,053	(4,680)
CITI	AbbVie, Inc.	USD	155.00	Jan 2024	52	5,200	54,724	(19,482)
CITI	AbbVie, Inc.	USD	155.00	Jan 2024	51	5,100	49,062	(19,107)
CITI	AbbVie, Inc.	USD	160.00	Jan 2024	52	5,200	43,770	(11,745)
CITI	AbbVie, Inc.	USD	160.00	Jan 2024	52	5,200	39,624	(11,745)
CITI	AbbVie, Inc.	USD	170.00	Jan 2024	130	13,000	73,938	(9,357)
The accompanying notes are an integral part of the financial statements.	20

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
JPM	AbbVie, Inc.	USD	175.00	Jan 2024	65	6,500	$32,937	$(2,536)
JPM	AbbVie, Inc.	USD	180.00	Jan 2024	33	3,300	32,844	(692)
JPM	AbbVie, Inc.	USD	180.00	Jan 2024	64	6,400	30,708	(1,341)
JPM	AbbVie, Inc.	USD	185.00	Jan 2024	33	3,300	27,409	(382)
JPM	AbbVie, Inc.	USD	195.00	Jan 2024	33	3,300	18,505	(121)
JPM	AbbVie, Inc.	USD	200.00	Jan 2024	33	3,300	15,049	(73)
WFB	Alphabet, Inc., Class A	USD	120.00	Jan 2024	306	30,600	241,458	(662,919)
CITI	Alphabet, Inc., Class A	USD	142.00	Jan 2024	155	15,500	99,694	(118,136)
WFB	Amazon.com, Inc.	USD	120.00	Jan 2024	98	9,800	72,961	(236,441)
WFB	Amazon.com, Inc.	USD	132.50	Jan 2024	232	23,200	222,609	(356,472)
WFB	Amazon.com, Inc.	USD	135.00	Jan 2024	167	16,700	156,053	(231,507)
UBS	Analog Devices, Inc.	USD	200.00	Jan 2024	30	3,000	23,992	(16,232)
UBS	Analog Devices, Inc.	USD	200.00	Jan 2024	8	800	9,234	(4,328)
UBS	Analog Devices, Inc.	USD	210.00	Jan 2024	8	800	6,227	(2,455)
UBS	Analog Devices, Inc.	USD	210.00	Jun 2024	8	800	11,085	(7,105)
UBS	Analog Devices, Inc.	USD	220.00	Jun 2024	8	800	8,302	(5,062)
JPM	Apple, Inc.	USD	195.00	Jan 2024	78	7,800	56,187	(64,910)
JPM	Apple, Inc.	USD	195.00	Jan 2024	16	1,600	15,760	(13,315)
JPM	Apple, Inc.	USD	200.00	Jan 2024	78	7,800	42,557	(48,124)
JPM	Apple, Inc.	USD	205.00	Jan 2024	16	1,600	9,255	(7,086)
GSI	Becton, Dickinson and Company	USD	270.00	Jan 2024	50	5,000	74,350	(103,472)
GSI	Becton, Dickinson and Company	USD	280.00	Jan 2024	50	5,000	55,850	(71,353)
GSI	Becton, Dickinson and Company	USD	290.00	Jan 2024	17	1,700	25,031	(15,718)
GSI	Becton, Dickinson and Company	USD	290.00	Jan 2024	17	1,700	10,988	(15,718)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2024	17	1,700	19,946	(9,341)
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2024	17	1,700	7,853	(9,341)
WFB	CME Group, Inc.	USD	190.00	Jan 2024	12	1,200	15,706	(22,887)
WFB	CME Group, Inc.	USD	200.00	Jan 2024	12	1,200	10,830	(14,666)
WFB	CME Group, Inc.	USD	210.00	Jan 2024	12	1,200	6,675	(8,347)
JPM	Danaher Corp.	USD	290.00	Jan 2024	1	100	2,163	(699)
JPM	Danaher Corp.	USD	290.00	Jan 2024	16	1,600	41,739	(11,179)
JPM	Danaher Corp.	USD	290.00	Jan 2024	66	6,600	107,349	(46,111)
JPM	Danaher Corp.	USD	300.00	Jan 2024	1	100	1,811	(443)
JPM	Danaher Corp.	USD	300.00	Jan 2024	16	1,600	35,321	(7,091)
JPM	Danaher Corp.	USD	310.00	Jan 2024	1	100	1,510	(268)
JPM	Danaher Corp.	USD	310.00	Jan 2024	16	1,600	29,543	(4,291)
JPM	Danaher Corp.	USD	320.00	Jan 2024	1	100	1,218	(155)
JPM	Danaher Corp.	USD	320.00	Jan 2024	16	1,600	24,885	(2,483)
CITI	Equifax, Inc.	USD	220.00	Dec 2023	11	1,100	27,370	(7,184)
CITI	Equifax, Inc.	USD	220.00	Dec 2023	8	800	18,869	(5,225)
CITI	Equifax, Inc.	USD	220.00	Dec 2023	7	700	17,588	(4,572)
CITI	Equifax, Inc.	USD	220.00	Dec 2023	2	200	6,348	(1,306)
CITI	Equifax, Inc.	USD	220.00	Dec 2023	1	100	3,276	(653)
CITI	Equifax, Inc.	USD	220.00	Dec 2023	10	1,000	14,994	(6,531)
CITI	Equifax, Inc.	USD	220.00	Dec 2023	15	1,500	23,579	(9,797)
CITI	Equifax, Inc.	USD	220.00	Dec 2023	25	2,500	34,129	(16,328)
CITI	Equifax, Inc.	USD	240.00	Dec 2023	11	1,100	18,732	(2,146)
CITI	Equifax, Inc.	USD	240.00	Dec 2023	8	800	12,813	(1,561)
CITI	Equifax, Inc.	USD	240.00	Dec 2023	7	700	12,054	(1,366)
CITI	Equifax, Inc.	USD	240.00	Dec 2023	2	200	4,470	(390)
CITI	Equifax, Inc.	USD	240.00	Dec 2023	1	100	2,289	(195)
CITI	Equifax, Inc.	USD	240.00	Dec 2023	65	6,500	110,367	(12,680)
CITI	Equifax, Inc.	USD	230.00	Jan 2024	7	700	9,119	(3,733)
CITI	Equifax, Inc.	USD	240.00	Jan 2024	8	800	7,581	(2,512)
JPM	Exelon Corp.	USD	45.00	Jan 2024	112	11,200	24,864	(4,090)
JPM	Exelon Corp.	USD	45.00	Jan 2024	219	21,900	40,515	(7,997)
JPM	Exelon Corp.	USD	45.00	Jan 2024	122	12,200	20,374	(4,455)
JPM	Exelon Corp.	USD	45.00	Jan 2024	16	1,600	1,664	(584)
JPM	Exelon Corp.	USD	47.00	Jan 2024	112	11,200	17,024	(1,483)
JPM	Exelon Corp.	USD	50.00	Jan 2024	128	12,800	24,915	(289)
JPM	Exelon Corp.	USD	47.00	Jun 2024	16	1,600	2,144	(1,214)
CITI	Fortive Corp.	USD	75.00	Dec 2023	4	400	1,521	(2,653)
CITI	Fortive Corp.	USD	75.00	Dec 2023	12	1,200	4,744	(7,960)
CITI	Fortive Corp.	USD	80.00	Dec 2023	4	400	718	(1,376)
The accompanying notes are an integral part of the financial statements.	21

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
CITI	Fortive Corp.	USD	80.00	Dec 2023	12	1,200	$2,273	$(4,129)
WFB	GE HealthCare Technologies, Inc.	USD	85.00	Jan 2024	31	3,100	14,681	(3,125)
WFB	GE HealthCare Technologies, Inc.	USD	90.00	Jan 2024	62	6,200	20,237	(2,853)
WFB	GE HealthCare Technologies, Inc.	USD	90.00	Jan 2024	31	3,100	8,899	(1,426)
WFB	General Electric Company	USD	95.00	Jan 2024	33	3,300	18,032	(75,124)
WFB	General Electric Company	USD	95.00	Jan 2024	79	7,900	39,734	(179,842)
WFB	General Electric Company	USD	110.00	Jan 2024	78	7,800	63,447	(86,870)
WFB	General Electric Company	USD	110.00	Jan 2024	53	5,300	40,252	(59,027)
WFB	General Electric Company	USD	110.00	Jan 2024	51	5,100	40,391	(56,800)
WFB	General Electric Company	USD	115.00	Jan 2024	78	7,800	47,823	(63,461)
WFB	General Electric Company	USD	115.00	Jan 2024	53	5,300	28,821	(43,121)
WFB	General Electric Company	USD	115.00	Jan 2024	51	5,100	29,513	(41,494)
WFB	Hilton Worldwide Holdings, Inc.	USD	140.00	Jan 2024	9	900	12,112	(14,234)
WFB	Hilton Worldwide Holdings, Inc.	USD	140.00	Jan 2024	8	800	14,596	(12,653)
WFB	Hilton Worldwide Holdings, Inc.	USD	155.00	Jan 2024	9	900	7,693	(6,461)
WFB	Hilton Worldwide Holdings, Inc.	USD	155.00	Jan 2024	8	800	8,931	(5,743)
WFB	Hilton Worldwide Holdings, Inc.	USD	155.00	Jan 2024	31	3,100	22,037	(22,255)
WFB	Hilton Worldwide Holdings, Inc.	USD	160.00	Jan 2024	31	3,100	16,763	(16,517)
GSI	Ingersoll Rand, Inc.	USD	60.00	Dec 2023	34	3,400	12,368	(38,656)
GSI	Ingersoll Rand, Inc.	USD	60.00	Dec 2023	33	3,300	14,732	(37,519)
GSI	Ingersoll Rand, Inc.	USD	75.00	Dec 2023	78	7,800	10,136	(13,334)
CITI	Intercontinental Exchange, Inc.	USD	115.00	Jan 2024	80	8,000	47,190	(65,649)
CITI	Intercontinental Exchange, Inc.	USD	115.00	Jan 2024	15	1,500	5,226	(12,309)
UBS	Intuit, Inc.	USD	480.00	Jan 2024	16	1,600	40,386	(134,129)
CITI	Keurig Dr. Pepper, Inc.	USD	37.00	Jan 2024	87	8,700	15,399	(3,077)
CITI	Keurig Dr. Pepper, Inc.	USD	40.00	Jan 2024	88	8,800	6,952	(462)
UBS	KKR & Company, Inc.	USD	55.00	Jan 2024	81	8,100	44,473	(83,634)
UBS	KKR & Company, Inc.	USD	55.00	Jan 2024	80	8,000	41,413	(82,601)
UBS	KKR & Company, Inc.	USD	65.00	Jan 2024	16	1,600	4,697	(6,041)
UBS	KKR & Company, Inc.	USD	65.00	Jun 2024	16	1,600	8,136	(10,286)
WFB	Linde PLC	USD	390.00	Jan 2024	17	1,700	28,852	(33,304)
WFB	Linde PLC	USD	390.00	Jan 2024	16	1,600	29,376	(31,345)
WFB	Linde PLC	USD	395.00	Jan 2024	8	800	9,640	(13,511)
WFB	Linde PLC	USD	410.00	Jan 2024	8	800	6,234	(8,158)
GSI	Marsh & McLennan Companies, Inc.	USD	190.00	Jan 2024	64	6,400	33,236	(86,072)
GSI	Marsh & McLennan Companies, Inc.	USD	190.00	Jan 2024	8	800	3,956	(10,759)
GSI	Marsh & McLennan Companies, Inc.	USD	200.00	Jan 2024	8	800	2,365	(5,802)
GSI	Mastercard, Inc., Class A	USD	380.00	Jan 2024	16	1,600	58,784	(75,925)
GSI	Mastercard, Inc., Class A	USD	380.00	Jan 2024	17	1,700	81,302	(80,671)
GSI	Mastercard, Inc., Class A	USD	400.00	Jan 2024	16	1,600	45,521	(52,056)
GSI	Mastercard, Inc., Class A	USD	400.00	Jan 2024	17	1,700	64,278	(55,310)
GSI	Mastercard, Inc., Class A	USD	400.00	Jan 2024	49	4,900	90,951	(159,422)
GSI	Mastercard, Inc., Class A	USD	400.00	Jan 2024	8	800	19,352	(26,028)
GSI	Mastercard, Inc., Class A	USD	405.00	Jan 2024	8	800	14,979	(23,349)
GSI	Mastercard, Inc., Class A	USD	410.00	Jan 2024	48	4,800	89,196	(124,875)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	16	1,600	35,115	(32,397)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	17	1,700	48,913	(34,422)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	8	800	11,621	(16,198)
GSI	Mastercard, Inc., Class A	USD	425.00	Jan 2024	8	800	9,198	(14,136)
GSI	Mastercard, Inc., Class A	USD	430.00	Jan 2024	16	1,600	30,861	(24,488)
GSI	Mastercard, Inc., Class A	USD	430.00	Jan 2024	17	1,700	42,549	(26,019)
BARC	Meta Platforms, Inc., Class A	USD	290.00	Jan 2024	78	7,800	178,843	(261,484)
UBS	Microsoft Corp.	USD	360.00	Jan 2024	31	3,100	61,111	(29,801)
UBS	Microsoft Corp.	USD	365.00	Jan 2024	11	1,100	23,908	(9,037)
UBS	Microsoft Corp.	USD	375.00	Jan 2024	31	3,100	44,014	(18,438)
UBS	Microsoft Corp.	USD	385.00	Jan 2024	11	1,100	15,491	(4,704)
WFB	NXP Semiconductors NV	USD	190.00	Jan 2024	64	6,400	93,072	(169,875)
WFB	NXP Semiconductors NV	USD	195.00	Jan 2024	2	200	2,548	(4,663)
WFB	NXP Semiconductors NV	USD	195.00	Jan 2024	23	2,300	32,606	(53,626)
WFB	NXP Semiconductors NV	USD	195.00	Jan 2024	27	2,700	40,244	(62,952)
WFB	NXP Semiconductors NV	USD	195.00	Jan 2024	50	5,000	84,222	(116,578)
WFB	NXP Semiconductors NV	USD	200.00	Jan 2024	65	6,500	104,703	(132,188)
WFB	NXP Semiconductors NV	USD	210.00	Jan 2024	16	1,600	24,648	(24,250)
WFB	NXP Semiconductors NV	USD	220.00	Jan 2024	16	1,600	18,703	(17,555)
The accompanying notes are an integral part of the financial statements.	22

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
WFB	NXP Semiconductors NV	USD	220.00	Jun 2024	11	1,100	$20,519	$(23,089)
CITI	Revvity, Inc.	USD	155.00	Sep 2023	9	900	7,369	—
CITI	Revvity, Inc.	USD	155.00	Sep 2023	33	3,300	22,758	—
CITI	Revvity, Inc.	USD	165.00	Sep 2023	9	900	4,373	—
CITI	Revvity, Inc.	USD	165.00	Sep 2023	33	3,300	12,894	—
CITI	Revvity, Inc.	USD	170.00	Sep 2023	9	900	3,371	—
CITI	Revvity, Inc.	USD	170.00	Sep 2023	33	3,300	9,415	—
CITI	Revvity, Inc.	USD	175.00	Sep 2023	9	900	2,552	—
CITI	Revvity, Inc.	USD	175.00	Sep 2023	33	3,300	7,091	—
CITI	Roper Technologies, Inc.	USD	510.00	Feb 2024	8	800	9,317	(19,596)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	3	300	6,057	(5,472)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	5	500	10,909	(9,121)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	3	300	8,399	(5,472)
UBS	S&P Global, Inc.	USD	400.00	Jan 2024	8	800	12,437	(14,593)
BOA	S&P Global, Inc.	USD	410.00	Jan 2024	6	600	14,278	(8,122)
UBS	S&P Global, Inc.	USD	410.00	Jan 2024	8	800	9,785	(10,830)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	3	300	4,421	(2,906)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	5	500	8,114	(4,844)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	3	300	6,058	(2,906)
BOA	S&P Global, Inc.	USD	430.00	Jan 2024	6	600	10,444	(3,998)
BOA	S&P Global, Inc.	USD	450.00	Jan 2024	6	600	7,526	(1,659)
BOA	S&P Global, Inc.	USD	470.00	Jan 2024	6	600	5,134	(569)
GSI	Salesforce, Inc.	USD	230.00	Jan 2024	15	1,500	29,282	(20,760)
GSI	Salesforce, Inc.	USD	230.00	Jan 2024	8	800	12,086	(11,072)
GSI	Salesforce, Inc.	USD	240.00	Jan 2024	15	1,500	23,153	(14,767)
GSI	Salesforce, Inc.	USD	240.00	Jan 2024	8	800	9,255	(7,876)
GSI	Salesforce, Inc.	USD	230.00	Jun 2024	8	800	19,198	(20,237)
GSI	Salesforce, Inc.	USD	240.00	Jun 2024	8	800	15,965	(16,668)
GSI	Starbucks Corp.	USD	100.00	Jan 2024	96	9,600	103,567	(47,403)
GSI	Starbucks Corp.	USD	105.00	Jan 2024	96	9,600	85,251	(28,032)
GSI	Starbucks Corp.	USD	115.00	Jan 2024	60	6,000	15,538	(4,891)
WFB	Stryker Corp.	USD	270.00	Jan 2024	10	1,000	24,023	(25,777)
WFB	Stryker Corp.	USD	270.00	Jan 2024	6	600	15,775	(15,466)
WFB	Stryker Corp.	USD	270.00	Jan 2024	2	200	5,034	(5,155)
WFB	Stryker Corp.	USD	270.00	Jan 2024	15	1,500	47,375	(38,665)
WFB	Stryker Corp.	USD	280.00	Jan 2024	10	1,000	19,518	(19,071)
WFB	Stryker Corp.	USD	280.00	Jan 2024	6	600	13,346	(11,443)
WFB	Stryker Corp.	USD	280.00	Jan 2024	2	200	4,145	(3,814)
WFB	Stryker Corp.	USD	280.00	Jan 2024	15	1,500	38,359	(28,607)
WFB	Stryker Corp.	USD	290.00	Jan 2024	10	1,000	15,613	(13,387)
WFB	Stryker Corp.	USD	290.00	Jan 2024	6	600	10,968	(8,032)
WFB	Stryker Corp.	USD	290.00	Jan 2024	2	200	3,336	(2,677)
WFB	Stryker Corp.	USD	290.00	Jan 2024	15	1,500	29,343	(20,080)
WFB	Stryker Corp.	USD	300.00	Jan 2024	10	1,000	12,808	(8,861)
WFB	Stryker Corp.	USD	300.00	Jan 2024	6	600	9,133	(5,316)
WFB	Stryker Corp.	USD	300.00	Jan 2024	2	200	2,504	(1,772)
WFB	Stryker Corp.	USD	300.00	Jan 2024	15	1,500	24,074	(13,291)
WFB	Stryker Corp.	USD	310.00	Jan 2024	25	2,500	34,689	(13,798)
WFB	Stryker Corp.	USD	320.00	Jan 2024	22	2,200	29,405	(7,207)
JPM	Teledyne Technologies, Inc.	USD	460.00	Dec 2023	4	400	3,120	(1,900)
BOA	Texas Instruments, Inc.	USD	180.00	Jan 2024	33	3,300	55,588	(19,413)
BOA	Texas Instruments, Inc.	USD	180.00	Jan 2024	33	3,300	62,696	(19,413)
BOA	Texas Instruments, Inc.	USD	190.00	Jan 2024	33	3,300	42,664	(9,877)
BOA	Texas Instruments, Inc.	USD	190.00	Jan 2024	33	3,300	47,834	(9,877)
BOA	Texas Instruments, Inc.	USD	190.00	Jan 2024	23	2,300	18,547	(6,884)
BOA	Texas Instruments, Inc.	USD	195.00	Jan 2024	33	3,300	37,063	(6,856)
BOA	Texas Instruments, Inc.	USD	195.00	Jan 2024	33	3,300	41,311	(6,856)
BOA	Texas Instruments, Inc.	USD	195.00	Jan 2024	23	2,300	14,396	(4,778)
BOA	Texas Instruments, Inc.	USD	200.00	Jan 2024	33	3,300	32,070	(4,723)
BOA	Texas Instruments, Inc.	USD	200.00	Jan 2024	33	3,300	34,952	(4,723)
BOA	Texas Instruments, Inc.	USD	200.00	Jan 2024	122	12,200	139,533	(17,460)
BOA	Texas Instruments, Inc.	USD	200.00	Jan 2024	79	7,900	69,388	(11,306)
BOA	Texas Instruments, Inc.	USD	195.00	Jun 2024	16	1,600	17,579	(10,731)
BOA	Texas Instruments, Inc.	USD	200.00	Jun 2024	16	1,600	14,763	(8,723)
The accompanying notes are an integral part of the financial statements.	23

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
JPM	The PNC Financial Services Group, Inc.	USD	170.00	Jan 2024	20	2,000	$18,432	$(271)
JPM	The PNC Financial Services Group, Inc.	USD	170.00	Jan 2024	20	2,000	18,412	(271)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	14	1,400	17,775	(122)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	11	1,100	12,496	(96)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	20	2,000	15,071	(174)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	20	2,000	15,379	(174)
JPM	The PNC Financial Services Group, Inc.	USD	185.00	Jan 2024	11	1,100	9,254	(40)
JPM	The PNC Financial Services Group, Inc.	USD	185.00	Jan 2024	15	1,500	14,135	(55)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2024	15	1,500	12,049	(35)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2024	11	1,100	7,743	(26)
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2024	11	1,100	5,292	(10)
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2024	15	1,500	8,361	(14)
CITI	Thermo Fisher Scientific, Inc.	USD	560.00	Jan 2024	4	400	12,628	(13,957)
CITI	Thermo Fisher Scientific, Inc.	USD	590.00	Jan 2024	4	400	7,102	(8,094)
CITI	Thermo Fisher Scientific, Inc.	USD	600.00	Jan 2024	31	3,100	50,294	(50,923)
CITI	Thermo Fisher Scientific, Inc.	USD	610.00	Jan 2024	11	1,100	47,299	(14,458)
JPM	Thermo Fisher Scientific, Inc.	USD	610.00	Jan 2024	4	400	21,891	(5,257)
JPM	Thermo Fisher Scientific, Inc.	USD	610.00	Jan 2024	4	400	29,352	(5,257)
CITI	Thermo Fisher Scientific, Inc.	USD	620.00	Jan 2024	11	1,100	42,147	(11,395)
CITI	Thermo Fisher Scientific, Inc.	USD	630.00	Jan 2024	11	1,100	37,489	(8,844)
JPM	Thermo Fisher Scientific, Inc.	USD	630.00	Jan 2024	4	400	17,785	(3,216)
JPM	Thermo Fisher Scientific, Inc.	USD	630.00	Jan 2024	4	400	25,158	(3,216)
JPM	Thermo Fisher Scientific, Inc.	USD	660.00	Jan 2024	4	400	13,809	(1,368)
JPM	Thermo Fisher Scientific, Inc.	USD	660.00	Jan 2024	4	400	19,368	(1,368)
JPM	Thermo Fisher Scientific, Inc.	USD	690.00	Jan 2024	4	400	10,390	(506)
JPM	Thermo Fisher Scientific, Inc.	USD	690.00	Jan 2024	4	400	14,622	(506)
GSI	TransUnion	USD	80.00	Dec 2023	31	3,100	12,799	(18,826)
JPM	UnitedHealth Group, Inc.	USD	550.00	Jan 2024	15	1,500	16,875	(6,739)
CITI	UnitedHealth Group, Inc.	USD	580.00	Jan 2024	54	5,400	302,234	(9,620)
JPM	UnitedHealth Group, Inc.	USD	600.00	Jan 2024	58	5,800	192,454	(5,576)
GSI	Visa, Inc., Class A	USD	230.00	Jan 2024	25	2,500	47,691	(62,979)
GSI	Visa, Inc., Class A	USD	230.00	Jan 2024	25	2,500	58,965	(62,979)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	25	2,500	37,758	(44,679)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	25	2,500	46,683	(44,679)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	8	800	9,336	(14,297)
GSI	Visa, Inc., Class A	USD	245.00	Jan 2024	24	2,400	23,924	(35,072)
GSI	Visa, Inc., Class A	USD	250.00	Jan 2024	25	2,500	28,951	(29,174)
GSI	Visa, Inc., Class A	USD	250.00	Jan 2024	25	2,500	36,182	(29,174)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	25	2,500	22,144	(17,259)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	25	2,500	27,430	(17,259)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	8	800	3,536	(5,523)
GSI	Visa, Inc., Class A	USD	250.00	Jun 2024	4	400	5,788	(8,650)
GSI	Visa, Inc., Class A	USD	260.00	Jun 2024	4	400	4,268	(6,534)
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	118	11,800	117,658	(25,703)
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	117	11,700	114,766	(25,485)
CITI	Yum! Brands, Inc.	USD	145.00	Jan 2024	58	5,800	32,602	(6,302)
CITI	Yum! Brands, Inc.	USD	150.00	Jan 2024	58	5,800	29,121	(2,892)
							$7,666,409	$(6,616,180)
Derivatives Currency Abbreviations
USD	U.S. Dollar
Derivatives Abbreviations
BARC	Barclays Bank PLC
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
UBS	UBS AG
WFB	Wells Fargo Bank, N.A.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	24

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 59.5%
U.S. Government – 27.4%
U.S. Treasury Bonds
1.125%, 05/15/2040 to 08/15/2040	$18,429,000	$11,323,077
1.375%, 11/15/2040	34,648,000	22,119,229
1.750%, 08/15/2041	51,140,000	34,361,685
1.875%, 02/15/2041	9,197,000	6,382,574
2.000%, 11/15/2041 to 08/15/2051	39,444,000	27,192,406
2.250%, 05/15/2041	7,622,000	5,616,164
2.375%, 02/15/2042	4,972,000	3,698,896
2.875%, 05/15/2052	5,468,000	4,244,749
3.000%, 08/15/2052	16,053,000	12,792,861
3.625%, 02/15/2053 to 05/15/2053	32,896,000	29,660,082
3.875%, 02/15/2043 to 05/15/2043	37,707,000	35,076,497
4.125%, 08/15/2053	5,147,000	5,080,331
4.375%, 08/15/2043	1,953,000	1,947,812
5.250%, 11/15/2028	801,000	836,419
U.S. Treasury Notes
0.375%, 07/31/2027	13,419,000	11,501,551
0.750%, 01/31/2028	8,975,000	7,697,815
1.125%, 02/29/2028 to 08/31/2028	8,003,000	6,931,988
1.250%, 09/30/2028	3,243,000	2,798,734
1.375%, 10/31/2028	4,932,000	4,275,235
1.500%, 08/15/2026	22,366,000	20,500,710
1.750%, 12/31/2026	3,215,000	2,947,000
2.000%, 11/15/2026	8,142,000	7,537,711
2.375%, 03/31/2029	20,412,000	18,511,930
2.625%, 02/15/2029 to 07/31/2029	23,597,000	21,714,858
2.750%, 07/31/2027 to 05/31/2029	17,745,000	16,494,547
2.875%, 04/30/2025 to 08/15/2028	16,504,000	15,880,001
3.000%, 07/15/2025	3,614,000	3,490,616
3.250%, 06/30/2029	10,627,000	10,078,215
3.500%, 01/31/2028 to 04/30/2028	16,353,000	15,810,040
3.875%, 08/15/2033	31,123,000	30,568,622
4.000%, 06/30/2028	4,817,000	4,759,422
4.125%, 01/31/2025 to 08/31/2030	10,607,000	10,539,240
4.250%, 05/31/2025 to 10/15/2025	9,299,000	9,192,433
4.375%, 10/31/2024 to 08/31/2028	39,588,000	39,643,568
4.500%, 11/30/2024	88,000	87,209
4.750%, 07/31/2025	3,342,000	3,332,992
5.000%, 08/31/2025	28,324,000	28,404,768
		493,031,987
U.S. Government Agency – 32.1%
Federal Home Loan Bank 1.000%, (1.000% to 9-30-23, 1.250% to 9-30-24, 1.500% to 9-30-25, 1.750% to 9-30-26, 2.000% to 9-30-27, 2.250% to 9-30-28, 2.500% to 9-30-29, 3.000% to 3-30-30, 3.500% to 9-30-30, 4.000% to 3-30-31, then 4.500% thereafter), 09/30/2031	3,105,000	2,542,005
Federal Home Loan Mortgage Corp.
2.000%, 06/01/2040 to 12/01/2051	33,175,416	27,622,187
2.500%, 04/01/2042 to 03/01/2052	12,470,467	10,606,527
2.873%, (12 month LIBOR + 1.641%), 05/01/2049 (A)	789,490	773,677
3.000%, 04/01/2040 to 02/01/2047	14,055,147	12,484,410
3.139%, (12 month LIBOR + 1.640%), 11/01/2048 (A)	1,030,485	994,878
3.151%, (12 month LIBOR + 1.611%), 10/01/2043 (A)	146,739	148,483
3.913%, (1 month SOFR + 2.130%), 07/01/2052 (A)	723,238	686,620
3.986%, (1 month SOFR + 2.140%), 08/01/2052 (A)	1,003,095	939,595
4.000%, 07/01/2049	946,632	895,858
Core Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
4.118%, (1 month SOFR + 2.191%), 10/01/2052 (A)	$23,322,804	$21,916,796
4.123%, (1 month SOFR + 2.380%), 09/01/2052 (A)	498,911	476,092
4.191%, (12 month LIBOR + 1.605%), 09/01/2043 (A)	74,806	74,855
4.197%, (1 month SOFR + 2.304%), 05/01/2053 (A)	3,253,504	3,132,258
4.299%, (1 month SOFR + 2.130%), 07/01/2052 (A)	853,064	819,271
4.437%, 12/14/2029 (B)	2,068,000	1,567,603
4.500%, 06/01/2039 to 07/01/2039	98,140	95,531
4.661%, (12 month LIBOR + 1.637%), 03/01/2049 (A)	638,874	642,150
5.120%, (1 month SOFR + 2.216%), 08/01/2053 (A)	718,649	707,104
5.250%, (12 month LIBOR + 1.637%), 04/01/2048 (A)	1,587,370	1,591,915
5.252%, (1 month SOFR + 2.283%), 06/01/2053 (A)	781,061	770,717
5.311%, (12 month LIBOR + 1.628%), 11/01/2043 (A)	118,417	118,225
5.391%, (12 month LIBOR + 1.688%), 09/01/2047 (A)	757,723	761,864
5.504%, (12 month LIBOR + 1.642%), 10/01/2043 (A)	158,035	158,526
5.616%, (12 month LIBOR + 1.770%), 09/01/2042 (A)	137,040	139,347
5.824%, (12 month LIBOR + 1.722%), 01/01/2044 (A)	280,957	280,252
6.336%, (12 month LIBOR + 1.683%), 02/01/2043 (A)	196,753	198,248
6.818%, (12 month LIBOR + 1.642%), 08/01/2043 (A)	130,433	129,770
6.836%, (12 month LIBOR + 1.637%), 09/01/2045 (A)	1,119,864	1,121,192
6.881%, (12 month LIBOR + 1.635%), 07/01/2043 (A)	73,787	73,962
7.042%, (12 month LIBOR + 1.650%), 03/01/2043 (A)	119,051	118,867
Federal National Mortgage Association
1.500%, 10/01/2041 to 07/01/2051	24,737,180	19,474,429
1.520%, 08/21/2035	2,984,000	2,074,041
1.900%, 01/25/2036	2,659,000	1,909,050
2.000%, 06/01/2040 to 03/01/2047	94,466,250	78,505,209
2.500%, 12/01/2040 to 03/01/2052	19,965,101	17,097,829
3.000%, 11/01/2039 (C)	938,423	867,126
3.000%, 05/01/2040 to 02/01/2055	94,076,567	83,255,743
3.027%, (12 month LIBOR + 1.603%), 03/01/2050 (A)	2,001,438	1,955,523
3.500%, TBA (C)	6,000,000	5,361,328
3.500%, 06/01/2041 to 01/01/2044 (C)	2,222,255	2,063,033
3.500%, 03/01/2042 to 04/01/2050	27,485,901	25,209,039
3.679%, (1 month SOFR + 2.370%), 08/01/2052 (A)	1,047,705	990,585
3.968%, (1 month SOFR + 2.120%), 08/01/2052 (A)	429,281	403,262
4.000%, 01/01/2027 to 05/01/2049	20,810,873	20,029,694
4.136%, (1 month SOFR + 2.120%), 09/01/2052 (A)	1,671,914	1,616,217
4.149%, (1 month SOFR + 2.132%), 10/01/2052 (A)	4,433,243	4,282,948

The accompanying notes are an integral part of the financial statements.	25

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
4.168%, (1 month SOFR + 2.120%), 07/01/2052 (A)	$1,558,392	$1,474,031
4.218%, (1 month SOFR + 2.370%), 09/01/2052 (A)	500,070	480,185
4.240%, (1 month SOFR + 2.127%), 11/01/2052 (A)	1,310,662	1,268,433
4.303%, (1 month SOFR + 2.125%), 08/01/2052 (A)	1,922,801	1,854,027
4.345%, (1 month SOFR + 2.124%), 07/01/2052 (A)	1,827,045	1,764,250
4.500%, 06/01/2041 to 11/01/2048	4,205,414	4,086,446
4.511%, (1 month SOFR + 2.120%), 11/01/2052 (A)	728,265	708,767
4.531%, 11/15/2030 (B)	6,077,000	4,394,708
4.627%, (1 month SOFR + 2.125%), 08/01/2052 (A)	2,164,073	2,105,958
4.633%, (1 month SOFR + 2.123%), 08/01/2052 (A)	1,594,182	1,533,499
4.653%, (1 month SOFR + 2.130%), 08/01/2052 (A)	1,679,739	1,635,934
4.687%, (12 month LIBOR + 1.582%), 01/01/2046 (A)	1,799,038	1,813,354
4.797%, (12 month LIBOR + 1.578%), 06/01/2045 (A)	699,157	705,034
5.500%, TBA (C)	10,800,000	10,668,375
5.500%, 09/01/2052	1,456,914	1,475,547
5.627%, (12 month LIBOR + 1.578%), 10/01/2043 (A)	341,230	343,655
6.000%, TBA (C)	109,500,000	109,786,686
6.000%, 05/01/2053	4,609,756	4,622,216
6.500%, 11/01/2052 to 02/01/2053	1,516,551	1,590,434
6.571%, (12 month LIBOR + 1.653%), 01/01/2043 (A)	82,271	83,621
6.739%, (12 month LIBOR + 1.560%), 06/01/2043 (A)	84,158	85,059
6.953%, (12 month LIBOR + 1.560%), 03/01/2043 (A)	18,910	19,149
7.000%, 02/01/2053	1,451,095	1,495,962
Government National Mortgage Association
3.000%, 06/20/2043 to 10/20/2050	15,063,759	13,355,182
3.500%, 01/20/2048	722,334	659,866
4.000%, 03/20/2048 to 04/20/2048	878,187	823,489
4.500%, 08/15/2047 to 02/20/2049	1,992,880	1,925,681
6.000%, TBA (C)	41,500,000	41,623,053
6.000%, 01/20/2053	6,811,973	6,944,890
		577,011,332
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,114,539,315)		$1,070,043,319
FOREIGN GOVERNMENT OBLIGATIONS – 0.7%
Australia – 0.1%
Export Finance & Insurance Corp. 4.625%, 10/26/2027 (D)	2,310,000	2,312,868
Bermuda – 0.1%
Government of Bermuda 5.000%, 07/15/2032 (D)	693,000	664,241
Israel – 0.1%
State of Israel 4.500%, 01/17/2033	1,912,000	1,835,302
Core Bond Fund (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Italy – 0.0%
Republic of Italy 3.875%, 05/06/2051	$406,000	$283,952
Mexico – 0.3%
Government of Mexico
3.500%, 02/12/2034	2,506,000	2,076,819
3.750%, 04/19/2071	1,249,000	800,952
3.771%, 05/24/2061	465,000	305,588
6.338%, 05/04/2053	1,798,000	1,794,778
		4,978,137
Panama – 0.0%
Republic of Panama 6.853%, 03/28/2054	635,000	649,187
Paraguay – 0.1%
Republic of Paraguay
5.400%, 03/30/2050 (D)	568,000	473,798
5.850%, 08/21/2033 (D)	1,568,000	1,542,758
		2,016,556
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $13,543,269)		$12,740,243
CORPORATE BONDS – 22.4%
Communication services – 2.0%
AT&T, Inc.
3.500%, 06/01/2041 to 09/15/2053	1,646,000	1,130,272
3.550%, 09/15/2055	1,023,000	667,680
3.650%, 09/15/2059	647,000	418,720
3.800%, 12/01/2057	1,861,000	1,255,059
5.400%, 02/15/2034	4,918,000	4,775,867
Charter Communications Operating LLC 3.500%, 06/01/2041 to 03/01/2042	2,597,000	1,701,001
Comcast Corp.
2.987%, 11/01/2063	773,000	467,324
4.049%, 11/01/2052	667,000	533,519
5.350%, 11/15/2027	1,358,000	1,377,051
Discovery Communications LLC 4.000%, 09/15/2055	723,000	471,529
Meta Platforms, Inc.
5.600%, 05/15/2053	1,303,000	1,308,357
5.750%, 05/15/2063	1,303,000	1,315,855
Paramount Global 4.950%, 05/19/2050	835,000	611,904
T-Mobile USA, Inc.
1.500%, 02/15/2026	463,000	421,861
2.250%, 02/15/2026	1,444,000	1,335,248
2.550%, 02/15/2031	1,033,000	851,213
3.750%, 04/15/2027	2,199,000	2,084,200
4.800%, 07/15/2028	1,373,000	1,342,292
4.950%, 03/15/2028	1,371,000	1,351,911
5.050%, 07/15/2033	1,716,000	1,655,832
Verizon Communications, Inc.
2.355%, 03/15/2032	3,780,000	2,989,747
2.650%, 11/20/2040	866,000	578,253
5.050%, 05/09/2033	3,767,000	3,655,190
WarnerMedia Holdings, Inc.
5.050%, 03/15/2042	1,357,000	1,115,497
5.141%, 03/15/2052	1,057,000	842,545
5.391%, 03/15/2062	856,000	679,382
		34,937,309
Consumer discretionary – 1.0%
Ford Motor Credit Company LLC
2.900%, 02/10/2029	957,000	789,803
7.200%, 06/10/2030	1,814,000	1,842,480
General Motors Company 5.200%, 04/01/2045	552,000	456,152

The accompanying notes are an integral part of the financial statements.	26

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Harley-Davidson Financial Services, Inc. 6.500%, 03/10/2028 (D)	$1,032,000	$1,034,944
Hyundai Capital America
0.800%, 01/08/2024 (D)	544,000	534,526
1.300%, 01/08/2026 (D)	1,303,000	1,179,267
5.500%, 03/30/2026 (D)	1,384,000	1,378,178
5.600%, 03/30/2028 (D)	2,151,000	2,139,627
5.700%, 06/26/2030 (D)	1,363,000	1,341,377
Lowe's Companies, Inc.
4.250%, 04/01/2052	1,296,000	1,025,250
5.625%, 04/15/2053	1,679,000	1,630,612
5.750%, 07/01/2053	690,000	682,018
5.850%, 04/01/2063	344,000	336,411
McDonald's Corp.
4.800%, 08/14/2028	2,042,000	2,032,446
5.450%, 08/14/2053	1,361,000	1,361,905
The Trustees of the University of Pennsylvania 3.610%, 02/15/2119	954,000	664,057
		18,429,053
Consumer staples – 1.8%
Anheuser-Busch Companies LLC 4.700%, 02/01/2036	3,480,000	3,330,741
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/2038	1,833,000	1,678,364
BAT International Finance PLC 5.931%, 02/02/2029	2,596,000	2,585,761
Bunge, Ltd. Finance Corp.
1.630%, 08/17/2025	709,000	656,379
2.750%, 05/14/2031	147,000	122,951
Constellation Brands, Inc.
4.750%, 05/09/2032	520,000	498,443
4.900%, 05/01/2033	995,000	959,338
5.250%, 11/15/2048	1,430,000	1,335,944
Kenvue, Inc.
4.900%, 03/22/2033 (D)	2,751,000	2,735,722
5.050%, 03/22/2028 to 03/22/2053 (D)	2,923,000	2,894,504
5.200%, 03/22/2063 (D)	344,000	336,571
Keurig Dr. Pepper, Inc. 4.500%, 04/15/2052	1,298,000	1,104,930
Philip Morris International, Inc.
4.875%, 02/13/2026 to 02/15/2028	4,094,000	4,044,667
5.000%, 11/17/2025	1,459,000	1,450,458
5.125%, 11/17/2027 to 02/15/2030	4,429,000	4,398,878
5.375%, 02/15/2033	1,131,000	1,116,821
5.750%, 11/17/2032	350,000	354,979
Walmart, Inc.
4.100%, 04/15/2033	1,724,000	1,642,914
4.500%, 04/15/2053	1,035,000	963,116
		32,211,481
Energy – 1.4%
Aker BP ASA
5.600%, 06/13/2028 (D)	2,086,000	2,067,913
6.000%, 06/13/2033 (D)	1,618,000	1,617,526
BP Capital Markets America, Inc. 4.812%, 02/13/2033	3,772,000	3,651,056
Energy Transfer LP
4.400%, 03/15/2027	305,000	292,516
4.950%, 05/15/2028	2,276,000	2,211,048
5.300%, 04/15/2047	1,780,000	1,509,518
5.400%, 10/01/2047	523,000	450,485
5.750%, 02/15/2033	2,503,000	2,488,565
6.125%, 12/15/2045	550,000	516,519
Exxon Mobil Corp.
3.452%, 04/15/2051	1,730,000	1,287,216
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Exxon Mobil Corp. (continued)
4.327%, 03/19/2050	$2,276,000	$1,972,234
Galaxy Pipeline Assets Bidco, Ltd.
1.750%, 09/30/2027 (D)	561,614	518,096
2.160%, 03/31/2034 (D)	1,146,133	962,055
2.625%, 03/31/2036 (D)	817,000	645,697
2.940%, 09/30/2040 (D)	472,075	371,436
MPLX LP
4.950%, 03/14/2052	1,276,000	1,051,520
5.000%, 03/01/2033	2,069,000	1,952,989
Petroleos Mexicanos
2.378%, 04/15/2025	175,000	169,869
2.460%, 12/15/2025	850,250	816,603
		24,552,861
Financials – 5.4%
American Express Company
5.043%, (5.043% to 5-1-33, then SOFR + 1.835%), 05/01/2034	775,000	744,673
5.282%, (5.282% to 7-27-28, then SOFR + 1.280%), 07/27/2029	3,419,000	3,381,925
5.389%, (5.389% to 7-28-26, then SOFR + 0.970%), 07/28/2027	2,053,000	2,040,822
Antares Holdings LP 3.750%, 07/15/2027 (D)	1,518,000	1,308,146
Banco Santander SA 6.921%, 08/08/2033	1,000,000	999,669
Bank of America Corp.
1.734%, (1.734% to 7-22-26, then SOFR + 0.960%), 07/22/2027	2,080,000	1,861,162
3.419%, (3.419% to 12-20-27, then 3 month CME Term SOFR + 1.302%), 12/20/2028	4,823,000	4,422,721
5.202%, (5.202% to 4-25-28, then SOFR + 1.630%), 04/25/2029	1,500,000	1,477,322
5.288%, (5.288% to 4-25-33, then SOFR + 1.910%), 04/25/2034	3,887,000	3,792,965
Barclays PLC
6.224%, (6.224% to 5-9-33, then SOFR + 2.980%), 05/09/2034	1,977,000	1,952,485
7.437%, (7.437% to 11-2-32, then 1 Year CMT + 3.500%), 11/02/2033	2,214,000	2,369,571
BNP Paribas SA 5.335%, (5.335% to 6-12-28, then 1 Year CMT + 1.500%), 06/12/2029 (D)	2,782,000	2,741,225
Brighthouse Financial, Inc. 3.850%, 12/22/2051	610,000	383,135
Capital One Financial Corp. 6.377%, (6.377% to 6-8-33, then SOFR + 2.860%), 06/08/2034	2,051,000	2,025,928
Citigroup, Inc. 6.174%, (6.174% to 5-25-33, then SOFR + 2.661%), 05/25/2034	4,094,000	4,079,709
Cooperatieve Rabobank UA 5.564%, (5.564% to 2-28-28, then 1 Year CMT + 1.400%), 02/28/2029 (D)	4,809,000	4,751,681
Deutsche Bank AG 3.742%, (3.742% to 10-7-31, then SOFR + 2.257%), 01/07/2033	2,728,000	2,048,535
Fiserv, Inc.
5.375%, 08/21/2028	2,047,000	2,052,492
5.600%, 03/02/2033	352,000	354,121
5.625%, 08/21/2033	2,047,000	2,062,400
HSBC Holdings PLC 6.332%, (6.332% to 3-9-43, then SOFR + 2.650%), 03/09/2044	759,000	765,355

The accompanying notes are an integral part of the financial statements.	27

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
KeyBank NA 5.000%, 01/26/2033	$2,003,000	$1,739,786
M&T Bank Corp. 5.053%, (5.053% to 1-27-33, then SOFR + 1.850%), 01/27/2034	1,269,000	1,154,001
Macquarie Group, Ltd. 5.887%, (5.887% to 6-15-33, then SOFR + 2.380%), 06/15/2034 (D)	419,000	407,017
Manufacturers & Traders Trust Company 4.700%, 01/27/2028	974,000	910,528
MetLife, Inc. 5.375%, 07/15/2033	1,703,000	1,695,274
Mizuho Financial Group, Inc. 5.748%, (5.748% to 7-6-33, then 1 Year CMT + 1.900%), 07/06/2034	1,389,000	1,375,483
Morgan Stanley
5.123%, (5.123% to 2-1-28, then SOFR + 1.730%), 02/01/2029	682,000	668,449
5.164%, (5.164% to 4-20-28, then SOFR + 1.590%), 04/20/2029	682,000	668,926
5.250%, (5.250% to 4-21-33, then SOFR + 1.870%), 04/21/2034	2,061,000	2,001,887
5.449%, (5.449% to 7-20-28, then SOFR + 1.630%), 07/20/2029	1,363,000	1,355,000
6.342%, (6.342% to 10-18-32, then SOFR + 2.560%), 10/18/2033	2,349,000	2,460,928
Santander Holdings USA, Inc.
6.499%, (6.499% to 3-9-28, then SOFR + 2.356%), 03/09/2029	1,618,000	1,608,731
6.565%, (6.565% to 6-12-28, then SOFR + 2.700%), 06/12/2029	885,000	881,117
SBL Holdings, Inc. 5.000%, 02/18/2031 (D)	790,000	612,808
Sumitomo Mitsui Financial Group, Inc. 6.184%, 07/13/2043	681,000	684,407
Svenska Handelsbanken AB 5.500%, 06/15/2028 (D)	1,330,000	1,310,341
Swedbank AB 5.472%, 06/15/2026 (D)	2,939,000	2,923,978
The Bank of New York Mellon Corp.
4.947%, (4.947% to 4-26-26, then SOFR + 1.026%), 04/26/2027	2,768,000	2,724,658
4.967%, (4.967% to 4-26-33, then SOFR + 1.606%), 04/26/2034	3,116,000	2,991,741
The Bank of Nova Scotia 5.250%, 06/12/2028	2,057,000	2,038,910
The Charles Schwab Corp. 6.136%, (6.136% to 8-24-33, then SOFR + 2.010%), 08/24/2034	1,364,000	1,387,323
The Goldman Sachs Group, Inc. 1.948%, (1.948% to 10-21-26, then SOFR + 0.913%), 10/21/2027	1,531,000	1,362,460
Truist Financial Corp.
5.867%, (5.867% to 6-8-33, then SOFR + 2.361%), 06/08/2034	1,709,000	1,693,306
6.047%, (6.047% to 6-8-26, then SOFR + 2.050%), 06/08/2027	2,392,000	2,390,328
Trust Fibra Uno 6.390%, 01/15/2050 (D)	682,000	549,434
UBS Group AG
4.194%, (4.194% to 4-1-30, then SOFR + 3.730%), 04/01/2031 (D)	1,013,000	912,133
4.282%, 01/09/2028 (D)	3,021,000	2,826,036
6.442%, (6.442% to 8-11-27, then SOFR + 3.700%), 08/11/2028 (D)	1,186,000	1,207,683
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company
4.611%, (4.611% to 4-25-52, then SOFR + 2.130%), 04/25/2053	$682,000	$577,009
4.897%, (4.897% to 7-25-32, then SOFR + 2.100%), 07/25/2033	5,722,000	5,384,042
5.557%, (5.557% to 7-25-33, then SOFR + 1.990%), 07/25/2034	1,022,000	1,008,557
5.574%, (5.574% to 7-25-28, then SOFR + 1.740%), 07/25/2029	2,044,000	2,035,535
		97,163,858
Health care – 2.5%
Abbott Laboratories
1.400%, 06/30/2030	1,547,000	1,260,775
4.750%, 11/30/2036	1,377,000	1,367,037
AbbVie, Inc.
3.200%, 11/21/2029	1,880,000	1,694,543
4.050%, 11/21/2039	730,000	625,693
4.250%, 11/21/2049	3,507,000	2,953,450
4.300%, 05/14/2036	447,000	409,512
4.450%, 05/14/2046	455,000	393,601
4.550%, 03/15/2035	1,720,000	1,626,932
Amgen, Inc.
5.250%, 03/02/2025	3,432,000	3,417,382
5.650%, 03/02/2053	3,897,000	3,863,273
Astrazeneca Finance LLC
4.875%, 03/03/2028	1,507,000	1,502,033
4.900%, 03/03/2030	2,060,000	2,049,125
CVS Health Corp. 4.875%, 07/20/2035	202,000	187,944
DH Europe Finance II Sarl 2.200%, 11/15/2024	1,691,000	1,626,622
Eli Lilly & Company
4.700%, 02/27/2033	687,000	685,743
4.875%, 02/27/2053	692,000	680,585
4.950%, 02/27/2063	481,000	469,859
Gilead Sciences, Inc.
2.600%, 10/01/2040	1,069,000	746,840
4.000%, 09/01/2036	550,000	485,507
4.600%, 09/01/2035	781,000	741,167
HCA, Inc.
4.625%, 03/15/2052	659,000	528,776
5.200%, 06/01/2028	1,058,000	1,042,544
5.900%, 06/01/2053	2,404,000	2,305,523
Merck & Company, Inc.
4.500%, 05/17/2033	349,000	340,142
5.000%, 05/17/2053	696,000	679,796
5.150%, 05/17/2063	522,000	509,538
Pfizer Investment Enterprises Pte, Ltd.
4.750%, 05/19/2033	5,431,000	5,344,393
5.300%, 05/19/2053	2,253,000	2,253,820
5.340%, 05/19/2063	1,031,000	1,015,869
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	507,000	506,060
Takeda Pharmaceutical Company, Ltd. 4.400%, 11/26/2023	349,000	347,698
UnitedHealth Group, Inc.
3.050%, 05/15/2041	324,000	241,940
4.000%, 05/15/2029	1,308,000	1,250,383
5.200%, 04/15/2063	711,000	681,498
5.875%, 02/15/2053	1,642,000	1,756,123
		45,591,726

The accompanying notes are an integral part of the financial statements.	28

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials – 2.5%
Adani International Container Terminal Private, Ltd. 3.000%, 02/16/2031 (D)	$457,500	$346,731
AerCap Ireland Capital DAC 1.150%, 10/29/2023	4,261,000	4,228,350
Burlington Northern Santa Fe LLC 4.450%, 01/15/2053	275,000	245,044
Canadian Pacific Railway Company
1.350%, 12/02/2024	1,531,000	1,451,197
1.750%, 12/02/2026	296,000	266,001
Crowley Conro LLC 4.181%, 08/15/2043	730,598	691,585
Delta Air Lines, Inc. 4.750%, 10/20/2028 (D)	2,268,000	2,177,862
Ingersoll Rand, Inc. 5.700%, 08/14/2033	1,376,000	1,395,272
John Deere Capital Corp.
4.150%, 09/15/2027	3,245,000	3,167,454
4.700%, 06/10/2030	4,227,000	4,174,477
4.900%, 03/03/2028	1,716,000	1,721,618
4.950%, 07/14/2028	2,386,000	2,393,887
L3Harris Technologies, Inc. 5.400%, 01/15/2027 to 07/31/2033	4,466,000	4,475,305
Lockheed Martin Corp. 4.750%, 02/15/2034	2,464,000	2,430,766
Northrop Grumman Corp. 4.400%, 05/01/2030	791,000	761,190
Quanta Services, Inc. 0.950%, 10/01/2024	1,228,000	1,164,535
Republic Services, Inc.
4.875%, 04/01/2029	1,033,000	1,019,144
5.000%, 04/01/2034	1,033,000	1,014,484
RTX Corp. 5.375%, 02/27/2053	810,000	789,537
The Boeing Company
2.196%, 02/04/2026	2,338,000	2,156,818
3.250%, 02/01/2035	757,000	607,743
3.750%, 02/01/2050	1,350,000	984,322
5.805%, 05/01/2050	1,199,000	1,166,490
Union Pacific Corp.
2.375%, 05/20/2031	655,000	549,733
2.800%, 02/14/2032	889,000	759,823
3.375%, 02/14/2042	739,000	576,927
Waste Management, Inc. 4.875%, 02/15/2029 to 02/15/2034	4,100,000	4,035,157
		44,751,452
Information technology – 1.8%
Apple, Inc.
2.375%, 02/08/2041	501,000	358,057
2.650%, 05/11/2050 to 02/08/2051	966,000	642,886
3.950%, 08/08/2052	967,000	819,274
4.000%, 05/10/2028	2,060,000	2,013,302
4.150%, 05/10/2030	1,030,000	1,007,075
4.850%, 05/10/2053	348,000	343,391
Broadcom, Inc.
2.450%, 02/15/2031 (D)	1,077,000	868,270
3.150%, 11/15/2025	807,000	768,044
3.469%, 04/15/2034 (D)	691,000	564,622
4.926%, 05/15/2037 (D)	984,000	886,415
Intel Corp.
2.800%, 08/12/2041	592,000	410,840
5.625%, 02/10/2043	395,000	393,150
5.700%, 02/10/2053	685,000	678,351
5.900%, 02/10/2063	960,000	964,959
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
KLA Corp. 3.300%, 03/01/2050	$564,000	$405,355
Micron Technology, Inc.
3.477%, 11/01/2051	337,000	217,628
5.375%, 04/15/2028	3,450,000	3,391,628
5.875%, 02/09/2033	405,000	400,479
NXP BV
2.500%, 05/11/2031	686,000	554,536
3.250%, 05/11/2041	675,000	480,744
4.400%, 06/01/2027	746,000	717,402
Oracle Corp.
4.000%, 07/15/2046	1,196,000	899,895
4.375%, 05/15/2055	415,000	318,844
5.550%, 02/06/2053	916,000	851,501
6.900%, 11/09/2052	1,540,000	1,677,201
Qualcomm, Inc. 6.000%, 05/20/2053	1,552,000	1,671,949
Texas Instruments, Inc.
4.900%, 03/14/2033	2,751,000	2,764,134
5.000%, 03/14/2053	1,719,000	1,671,182
5.050%, 05/18/2063	1,030,000	986,826
VMware, Inc.
1.000%, 08/15/2024	2,141,000	2,046,200
1.400%, 08/15/2026	2,003,000	1,776,087
4.700%, 05/15/2030	1,238,000	1,166,814
		32,717,041
Materials – 0.5%
Anglo American Capital PLC
4.750%, 03/16/2052 (D)	1,943,000	1,560,157
5.500%, 05/02/2033 (D)	951,000	918,034
BHP Billiton Finance USA, Ltd. 4.875%, 02/27/2026	3,435,000	3,410,951
Celanese US Holdings LLC 6.700%, 11/15/2033	1,364,000	1,369,736
Glencore Finance Canada, Ltd.
5.550%, 10/25/2042 (D)	309,000	282,142
6.000%, 11/15/2041 (D)	251,000	241,701
6.900%, 11/15/2037 (D)	711,000	752,790
Rohm and Haas Company 7.850%, 07/15/2029	1,095,000	1,210,327
		9,745,838
Real estate – 1.4%
Agree LP
2.000%, 06/15/2028	1,289,000	1,081,845
2.600%, 06/15/2033	293,000	222,661
4.800%, 10/01/2032	646,000	594,646
American Homes 4 Rent LP
3.625%, 04/15/2032	1,186,000	1,016,076
4.300%, 04/15/2052	531,000	410,230
American Tower Corp.
2.950%, 01/15/2051	344,000	208,212
3.125%, 01/15/2027	581,000	535,076
5.500%, 03/15/2028	1,373,000	1,365,729
Brixmor Operating Partnership LP 2.500%, 08/16/2031	1,134,000	891,921
Crown Castle, Inc.
1.050%, 07/15/2026	1,849,000	1,634,435
2.900%, 03/15/2027 to 04/01/2041	1,680,000	1,374,516
3.800%, 02/15/2028	680,000	632,451
4.800%, 09/01/2028	679,000	659,169
5.000%, 01/11/2028	2,308,000	2,265,742
Essex Portfolio LP 2.550%, 06/15/2031	612,000	490,044
Federal Realty Investment Trust 3.950%, 01/15/2024	820,000	813,598

The accompanying notes are an integral part of the financial statements.	29

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Invitation Homes Operating Partnership LP
2.000%, 08/15/2031	$204,000	$156,099
4.150%, 04/15/2032	1,181,000	1,051,088
Mid-America Apartments LP 4.300%, 10/15/2023	608,000	606,756
NNN REIT, Inc. 5.600%, 10/15/2033	1,023,000	1,002,463
Realty Income Corp.
2.200%, 06/15/2028	635,000	551,100
2.850%, 12/15/2032	859,000	696,198
4.900%, 07/15/2033	1,145,000	1,087,248
5.625%, 10/13/2032	1,200,000	1,199,542
Regency Centers LP 2.950%, 09/15/2029	1,625,000	1,404,187
STORE Capital Corp.
2.700%, 12/01/2031	412,000	291,490
2.750%, 11/18/2030	1,049,000	769,559
4.500%, 03/15/2028	682,000	609,629
4.625%, 03/15/2029	757,000	651,551
Sun Communities Operating LP 4.200%, 04/15/2032	1,186,000	1,042,938
		25,316,199
Utilities – 2.1%
American Transmission Systems, Inc. 2.650%, 01/15/2032 (D)	428,000	350,504
Baltimore Gas & Electric Company
2.250%, 06/15/2031	919,000	752,074
5.400%, 06/01/2053	1,030,000	1,015,753
CenterPoint Energy Houston Electric LLC 3.600%, 03/01/2052	679,000	502,776
Commonwealth Edison Company 5.300%, 02/01/2053	276,000	270,249
Consolidated Edison Company of New York, Inc. 5.200%, 03/01/2033	1,924,000	1,921,245
Consumers Energy Company 2.500%, 05/01/2060	559,000	308,909
DTE Electric Company
2.950%, 03/01/2050	1,073,000	711,954
3.650%, 03/01/2052	491,000	366,351
Duke Energy Carolinas LLC
2.550%, 04/15/2031	625,000	529,088
2.850%, 03/15/2032	1,142,000	963,663
3.550%, 03/15/2052	831,000	604,322
4.950%, 01/15/2033	1,024,000	1,008,659
5.350%, 01/15/2053	1,378,000	1,339,380
Duke Energy Corp.
2.550%, 06/15/2031	673,000	549,688
3.500%, 06/15/2051	190,000	130,641
Duke Energy Florida LLC 2.400%, 12/15/2031	916,000	747,559
Duke Energy Progress LLC
2.500%, 08/15/2050	927,000	546,459
5.250%, 03/15/2033	684,000	684,515
Entergy Arkansas LLC
2.650%, 06/15/2051	828,000	494,289
5.150%, 01/15/2033	1,379,000	1,366,701
Eversource Energy 1.650%, 08/15/2030	1,044,000	821,358
Exelon Corp.
5.300%, 03/15/2033	562,000	554,873
5.600%, 03/15/2053	455,000	438,989
Israel Electric Corp., Ltd. 3.750%, 02/22/2032 (D)	490,000	414,638
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Jersey Central Power & Light Company 2.750%, 03/01/2032 (D)	$1,010,000	$822,345
Metropolitan Edison Company
4.300%, 01/15/2029 (D)	1,080,000	1,022,514
5.200%, 04/01/2028 (D)	1,034,000	1,021,105
MidAmerican Energy Company 2.700%, 08/01/2052	797,000	483,644
Mississippi Power Company
3.100%, 07/30/2051	1,102,000	703,325
4.250%, 03/15/2042	422,000	345,154
NSTAR Electric Company 3.100%, 06/01/2051	567,000	379,834
Pacific Gas & Electric Company
2.100%, 08/01/2027	492,000	424,808
3.950%, 12/01/2047	2,093,000	1,395,013
4.200%, 06/01/2041	534,000	386,373
4.500%, 07/01/2040	316,000	243,353
4.750%, 02/15/2044	309,000	236,266
4.950%, 07/01/2050	2,938,000	2,271,736
6.100%, 01/15/2029	684,000	675,967
PacifiCorp 5.500%, 05/15/2054	1,099,000	973,343
PECO Energy Company 2.850%, 09/15/2051	1,108,000	697,983
Pennsylvania Electric Company
3.250%, 03/15/2028 (D)	895,000	814,867
5.150%, 03/30/2026 (D)	690,000	678,819
Public Service Company of Oklahoma 3.150%, 08/15/2051	622,000	406,312
Public Service Electric & Gas Company
1.900%, 08/15/2031	1,577,000	1,259,971
2.050%, 08/01/2050	255,000	143,357
2.700%, 05/01/2050	430,000	274,916
5.200%, 08/01/2033	1,702,000	1,717,897
5.450%, 08/01/2053	545,000	552,864
Southern California Edison Company 4.125%, 03/01/2048	693,000	546,169
Virginia Electric and Power Company
2.950%, 11/15/2051	919,000	587,948
5.450%, 04/01/2053	311,000	301,003
		36,761,523
TOTAL CORPORATE BONDS (Cost $423,111,653)		$402,178,341
MUNICIPAL BONDS – 0.2%
Board of Regents of the University of Texas System 2.439%, 08/15/2049	600,000	386,682
County of Clark Department of Aviation (Nevada) 6.820%, 07/01/2045	1,115,000	1,316,739
North Texas Tollway Authority 6.718%, 01/01/2049	459,000	551,693
Ohio State University 4.800%, 06/01/2111	600,000	522,589
Port Authority of New York & New Jersey 4.458%, 10/01/2062	1,010,000	898,027
TOTAL MUNICIPAL BONDS (Cost $4,182,695)		$3,675,730
COLLATERALIZED MORTGAGE OBLIGATIONS – 11.8%
Commercial and residential – 2.2%
Angel Oak Mortgage Trust LLC
Series 2020-2, Class A1A, 2.531%, 01/26/2065 (D)(E)	220,820	201,469

The accompanying notes are an integral part of the financial statements.	30

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Angel Oak Mortgage Trust LLC (continued)
Series 2020-5, Class A1, 1.373%, 05/25/2065 (D)(E)	$202,631	$185,759
Series 2021-6, Class A1, 1.458%, 09/25/2066 (D)(E)	827,145	652,766
BBCMS Mortgage Trust Series 2018-C2, Class ASB 4.236%, 12/15/2051	362,585	348,608
Bunker Hill Loan Depositary Trust Series 2019-2, Class A1 2.879%, 07/25/2049 (D)	684,178	636,380
BX Commercial Mortgage Trust
Series 2021-VOLT, Class A (1 month CME Term SOFR + 0.814%), 6.125%, 09/15/2036 (A)(D)	3,519,000	3,424,045
Series 2021-XL2, Class A (1 month CME Term SOFR + 0.803%), 6.113%, 10/15/2038 (A)(D)	1,366,814	1,333,796
CFCRE Commercial Mortgage Trust Series 2017-C8, Class ASB 3.367%, 06/15/2050	388,022	370,925
COLT Mortgage Loan Trust
Series 2021-2, Class A1, 0.924%, 08/25/2066 (D)(E)	1,106,849	847,381
Series 2021-4, Class A1, 1.397%, 10/25/2066 (D)(E)	1,187,069	928,854
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2013-CR13, Class A4, 4.194%, 11/10/2046 (E)	612,000	608,381
Series 2014-UBS4, Class A4, 3.420%, 08/10/2047	1,279,000	1,245,032
Series 2015-LC23, Class A3, 3.521%, 10/10/2048	622,767	601,904
EQUS Mortgage Trust Series 2021-EQAZ, Class A (1 month CME Term SOFR + 0.869%) 6.180%, 10/15/2038 (A)(D)	1,387,972	1,356,602
GS Mortgage Securities Trust
Series 2014-GC18, Class A4, 4.074%, 01/10/2047	1,530,000	1,516,743
Series 2015-GC32, Class A3, 3.498%, 07/10/2048	625,252	596,922
Series 2020-GSA2, Class A4, 1.721%, 12/12/2053	1,786,000	1,399,347
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1, Class A1 5.314%, 01/25/2051 (D)	951,705	923,105
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17, Class A4, 4.199%, 01/15/2047	318,367	316,063
Series 2014-C23, Class A4, 3.670%, 09/15/2047	532,099	520,192
Series 2015-C28, Class A3, 2.912%, 10/15/2048	1,857,161	1,792,188
Series 2015-C30, Class A5, 3.822%, 07/15/2048	981,000	926,134
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class A4, 4.166%, 12/15/2046	339,564	337,861
Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2016-JP4, Class A3, 3.393%, 12/15/2049	$346,000	$322,410
Med Trust Series 2021-MDLN, Class A (1 month CME Term SOFR + 1.064%) 6.374%, 11/15/2038 (A)(D)	2,225,320	2,169,476
MFA Trust Series 2021-NQM2, Class A1 1.029%, 11/25/2064 (D)(E)	461,837	381,484
Morgan Stanley Capital I Trust Series 2020-HR8, Class A3 1.790%, 07/15/2053	982,000	776,708
New Residential Mortgage Loan Trust Series 2019-NQM4, Class A1 2.492%, 09/25/2059 (D)(E)	345,483	319,642
NewRez Warehouse Securitization Trust Series 2021-1, Class A (1 month CME Term SOFR + 0.864%) 6.179%, 05/25/2055 (A)(D)	2,870,400	2,856,494
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.275%, 02/25/2050 (D)(E)	124,671	115,316
Series 2020-3, Class A1, 1.486%, 04/25/2065 (D)(E)	537,660	495,739
Series 2020-INV1, Class A1, 1.027%, 11/25/2055 (D)(E)	497,220	436,972
Series 2021-1, Class A1, 1.219%, 05/25/2065 (D)(E)	661,077	564,960
Series 2021-4, Class A1, 1.162%, 08/25/2056 (D)(E)	1,072,446	887,929
Verus Securitization Trust
Series 2019-INV3, Class A1, 2.692%, 11/25/2059 (D)(E)	451,581	432,795
Series 2020-2, Class A1, 2.226%, 05/25/2060 (D)(E)	229,539	223,727
Series 2021-1, Class A1, 0.815%, 01/25/2066 (D)(E)	843,087	714,990
Series 2021-3, Class A1, 1.046%, 06/25/2066 (D)(E)	779,155	652,720
Series 2021-4, Class A1, 0.938%, 07/25/2066 (D)(E)	978,227	757,663
Series 2021-5, Class A1, 1.013%, 09/25/2066 (D)(E)	2,498,929	2,016,668
Series 2021-7, Class A1, 1.829%, 10/25/2066 (D)(E)	979,617	830,455
Series 2021-8, Class A1, 1.824%, 11/25/2066 (D)(E)	1,057,222	885,538
Series 2021-R1, Class A1, 0.820%, 10/25/2063 (D)(E)	677,194	603,547
Series 2021-R3, Class A1, 1.020%, 04/25/2064 (D)(E)	465,967	409,934
Visio Trust Series 2020-1R, Class A1 1.312%, 11/25/2055 (D)	524,037	462,610
		38,388,234
U.S. Government Agency – 9.6%
Federal Home Loan Mortgage Corp.
Series 264, Class 30, 3.000%, 07/15/2042	1,584,078	1,420,576
Series 271, Class F5 (1 month SOFR + 0.614%), 5.803%, 08/15/2042 (A)	608,820	588,677

The accompanying notes are an integral part of the financial statements.	31

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 272, Class F1 (1 month SOFR + 0.614%), 5.803%, 08/15/2042 (A)	$942,864	$911,926
Series 280, Class F1 (1 month SOFR + 0.614%), 5.803%, 09/15/2042 (A)	958,937	927,162
Series 4047, Class CX, 3.500%, 05/15/2042	1,877,000	1,683,269
Series 4091, Class EX, 3.375%, 07/15/2042	685,767	627,595
Series 4117, Class HB, 2.500%, 10/15/2042	646,000	548,019
Series 4122, Class FP (1 month SOFR + 0.514%), 5.703%, 10/15/2042 (A)	725,588	699,930
Series 4205, Class PA, 1.750%, 05/15/2043	818,469	683,838
Series 4240, Class FA (1 month SOFR + 0.614%), 5.803%, 08/15/2043 (A)	1,769,316	1,707,909
Series 4248, Class FT (1 month SOFR + 0.614%), 5.803%, 09/15/2043 (A)	633,617	614,704
Series 4286, Class VF (1 month SOFR + 0.564%), 5.753%, 12/15/2043 (A)	1,422,839	1,376,769
Series 4446, Class CP, 2.250%, 03/15/2045	836,103	721,013
Series 4582, Class HA, 3.000%, 09/15/2045	3,362,581	3,069,211
Series 4614, Class FG (1 month SOFR + 0.614%), 5.803%, 09/15/2046 (A)	768,743	738,972
Series 4631, Class FA (1 month SOFR + 0.614%), 5.803%, 11/15/2046 (A)	1,210,973	1,164,800
Series 4719, Class LA, 3.500%, 09/15/2047	947,339	868,264
Series 4719, Class LM, 3.000%, 09/15/2047	709,558	628,731
Series 4742, Class PA, 3.000%, 10/15/2047	1,104,551	984,561
Series 4793, Class FD (1 month SOFR + 0.414%), 5.603%, 06/15/2048 (A)	266,322	252,930
Series 4826, Class KF (1 month SOFR + 0.414%), 5.603%, 09/15/2048 (A)	555,856	531,319
Series 4857, Class JA, 3.350%, 01/15/2049	3,075,431	2,871,051
Series 4880, Class DA, 3.000%, 05/15/2050	1,669,789	1,493,407
Series 4903, Class NF (1 month SOFR + 0.514%), 5.802%, 08/25/2049 (A)	593,636	571,740
Series 4927, Class BG, 3.000%, 11/25/2049	1,294,403	1,149,873
Series 4937, Class MD, 2.500%, 10/25/2049	1,309,835	1,135,360
Series 4941, Class GA, 2.000%, 12/15/2047	743,170	613,098
Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 4979, Class UC, 1.500%, 06/25/2050	$2,400,254	$1,851,556
Series 4993, Class KF (1 month SOFR + 0.564%), 5.852%, 07/25/2050 (A)	4,906,580	4,664,222
Series 5004, Class FM (1 month SOFR + 0.464%), 5.752%, 08/25/2050 (A)	1,038,816	979,851
Series 5091, Class AB, 1.500%, 03/25/2051	2,357,504	1,859,980
Series 5116, Class PB, 2.250%, 02/25/2051	1,355,932	1,133,081
Series 5118, Class CA, 1.500%, 10/15/2033	1,095,000	937,092
Series 5119, Class AB, 1.500%, 08/25/2049	586,281	460,278
Series 5119, Class QF (1 month SOFR + 0.200%), 5.488%, 06/25/2051 (A)	1,481,181	1,380,485
Series 5143, Class GA, 2.000%, 06/25/2049	741,228	592,159
Series 5178, Class TP, 2.500%, 04/25/2049	1,476,956	1,267,432
Series 5182, Class D, 2.500%, 11/25/2043	5,606,956	4,998,468
Series 5182, Class M, 2.500%, 05/25/2049	912,824	786,030
Series 5184, Class AB, 2.500%, 05/25/2048	826,474	716,290
Series 5201, Class CA, 2.500%, 07/25/2048	1,290,520	1,131,240
Series 5202, Class BH, 2.000%, 12/25/2047	860,154	762,278
Series 5202, Class LA, 2.500%, 05/25/2049	1,364,797	1,178,357
Series 5203, Class G, 2.500%, 11/25/2048	606,705	521,046
Series 5207, Class PA, 3.000%, 06/25/2051	1,735,946	1,513,080
Series 5220, Class QK, 3.500%, 09/25/2050	2,597,735	2,417,966
Series 5300, Class C, 2.000%, 09/25/2047	2,051,344	1,856,323
Series 5335, Class FB (1 month SOFR + 0.814%), 6.003%, 10/15/2039 (A)	2,264,000	2,264,844
Series KG08, Class A2, 4.134%, 05/25/2033 (E)	2,214,000	2,091,175
Federal National Mortgage Association
Series 1998-61, Class PL, 6.000%, 11/25/2028	93,270	93,316
Series 2012-111, Class FC (1 month SOFR + 0.514%), 5.802%, 10/25/2042 (A)	845,638	823,918
Series 2012-133, Class JF (1 month SOFR + 0.464%), 5.752%, 12/25/2042 (A)	804,860	774,379
Series 2012-151, Class NX, 1.500%, 01/25/2043	742,546	615,835
Series 2013-11, Class AP, 1.500%, 01/25/2043	2,863,201	2,505,065

The accompanying notes are an integral part of the financial statements.	32

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2013-15, Class FA (1 month SOFR + 0.464%), 5.752%, 03/25/2043 (A)	$969,678	$932,478
Series 2013-43, Class BP, 1.750%, 05/25/2043	1,021,514	855,993
Series 2014-25, Class EL, 3.000%, 05/25/2044	902,594	798,579
Series 2014-74, Class PC, 2.500%, 06/25/2044	774,414	705,495
Series 2015-20, Class EF (1 month SOFR + 0.464%), 5.752%, 04/25/2045 (A)	2,272,018	2,176,787
Series 2015-26, Class GF (1 month SOFR + 0.414%), 5.702%, 05/25/2045 (A)	1,406,468	1,351,105
Series 2015-32, Class FA (1 month SOFR + 0.414%), 5.702%, 05/25/2045 (A)	853,041	814,716
Series 2015-48, Class FB (1 month SOFR + 0.414%), 5.702%, 07/25/2045 (A)	1,049,793	1,003,724
Series 2015-8, Class AP, 2.000%, 03/25/2045	1,701,678	1,461,520
Series 2015-84, Class PA, 1.700%, 08/25/2033	3,124,771	2,811,715
Series 2016-48, Class MA, 2.000%, 06/25/2038	2,953,050	2,639,139
Series 2016-57, Class PC, 1.750%, 06/25/2046	5,955,141	4,882,898
Series 2017-13, Class PA, 3.000%, 08/25/2046	755,154	681,659
Series 2017-78, Class FC (1 month SOFR + 0.464%), 5.752%, 10/25/2047 (A)	1,058,901	1,014,488
Series 2018-14, Class KC, 3.000%, 03/25/2048	1,150,795	1,062,901
Series 2018-38, Class MA, 3.300%, 06/25/2048	1,511,158	1,403,716
Series 2018-8, Class KL, 2.500%, 03/25/2047	798,575	684,917
Series 2018-85, Class EA, 3.500%, 12/25/2048	761,504	710,314
Series 2019-15, Class FA (1 month SOFR + 0.614%), 5.902%, 04/25/2049 (A)	543,946	524,004
Series 2019-25, Class PA, 3.000%, 05/25/2048	2,186,467	1,969,443
Series 2019-43, Class FC (1 month SOFR + 0.514%), 5.802%, 08/25/2049 (A)	1,091,432	1,049,126
Series 2019-67, Class FB (1 month SOFR + 0.564%), 5.852%, 11/25/2049 (A)	538,765	517,787
Series 2019-8, Class GA, 3.000%, 03/25/2049	3,200,611	2,824,134
Series 2020-34, Class F (1 month SOFR + 0.564%), 5.852%, 06/25/2050 (A)	743,768	710,669
Series 2020-45, Class JL, 3.000%, 07/25/2040	2,235,374	1,985,658
Series 2020-48, Class AB, 2.000%, 07/25/2050	1,163,021	942,465
Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2020-48, Class DA, 2.000%, 07/25/2050	$3,520,567	$2,874,899
Series 2020-59, Class NC, 3.000%, 08/25/2040	1,224,128	1,096,777
Series 2021-27, Class EC, 1.500%, 05/25/2051	4,173,816	3,254,051
Series 2021-42, Class AC, 2.000%, 02/25/2051	1,099,370	914,708
Series 2021-73, Class A, 2.500%, 11/25/2049	1,434,884	1,223,596
Series 2021-78, Class ND, 1.500%, 11/25/2051	1,668,045	1,339,396
Series 2021-78, Class PA, 2.500%, 11/25/2051	1,016,324	869,122
Series 2021-86, Class MA, 2.500%, 11/25/2047	2,384,322	2,084,877
Series 2021-91, Class AB, 2.500%, 09/25/2049	1,376,749	1,174,529
Series 2022-11, Class A, 2.500%, 07/25/2047	2,750,849	2,431,982
Series 2022-28, Class CA, 2.000%, 01/25/2048	1,095,795	964,969
Series 2022-3, Class N, 2.000%, 10/25/2047	1,840,555	1,558,777
Series 2023-37, Class FH (1 month SOFR + 0.514%), 5.802%, 01/25/2050 (A)	2,369,408	2,283,539
Series 2023-38, Class FC (1 month SOFR + 0.664%), 5.821%, 06/25/2040 (A)	1,535,000	1,521,329
Series 414, Class A35, 3.500%, 10/25/2042	851,333	784,001
Government National Mortgage Association
Series 2012-141, Class WA, 4.516%, 11/16/2041 (E)	264,740	254,332
Series 2013-152, Class HA, 2.500%, 06/20/2043	1,300,893	1,169,602
Series 2014-181, Class L, 3.000%, 12/20/2044	774,000	680,928
Series 2015-144, Class CA, 2.500%, 10/20/2045	1,344,096	1,158,697
Series 2015-161, Class GF (1 month CME Term SOFR + 0.414%), 5.728%, 11/20/2045 (A)	728,412	698,921
Series 2016-93, Class AB, 1.750%, 07/20/2044	1,410,621	1,117,340
Series 2017-167, Class BQ, 2.500%, 08/20/2044	750,826	676,970
Series 2018-65, Class DC, 3.500%, 05/20/2048	948,000	845,803
Series 2021-227, Class E, 2.500%, 07/20/2050	5,463,023	4,633,505
Series 2021-23, Class MG, 1.500%, 02/20/2051	3,367,158	2,728,417
Series 2021-27, Class BD, 5.000%, 02/20/2051	872,936	858,997
Series 2021-27, Class CW, 5.001%, 02/20/2051 (E)	1,274,488	1,236,282
Series 2021-27, Class NT, 5.000%, 02/20/2051	999,275	952,248

The accompanying notes are an integral part of the financial statements.	33

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2021-27, Class Q, 5.000%, 02/20/2051	$882,806	$843,775
Series 2021-8, Class CY, 5.000%, 01/20/2051	894,383	867,687
Series 2022-107, Class C, 2.500%, 06/20/2051	3,773,380	3,152,392
Series 2022-191, Class B, 4.000%, 06/20/2041	5,488,000	5,067,306
Series 2022-191, Class BY, 4.000%, 08/20/2041	6,020,000	5,562,262
Series 2022-197, Class LF (1 month SOFR + 0.700%), 5.938%, 11/20/2052 (A)	3,906,766	3,817,928
Series 2022-205, Class A, 2.000%, 09/20/2051	1,523,453	1,181,656
Series 2022-31, Class GH, 2.500%, 12/20/2049	2,849,952	2,469,534
Series 2022-66, Class CG, 3.500%, 04/20/2052	2,834,931	2,648,109
Series 2022-84, Class A, 2.500%, 01/20/2052	1,116,457	932,806
		173,207,929
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $225,967,316)		$211,596,163
ASSET BACKED SECURITIES – 10.2%
Ally Auto Receivables Trust Series 2022-3, Class A4 5.070%, 06/15/2031	666,000	662,165
American Express Credit Account Master Trust Series 2023-1, Class A 4.870%, 05/15/2028	1,728,000	1,718,237
AmeriCredit Automobile Receivables Trust
Series 2022-2, Class A3 4.380%, 04/18/2028	1,232,000	1,211,000
Series 2023-1, Class A3 5.620%, 11/18/2027	684,000	683,584
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A 2.360%, 03/20/2026 (D)	1,054,000	1,003,249
Series 2020-1A, Class A 2.330%, 08/20/2026 (D)	869,000	814,420
Series 2021-2A, Class A 1.660%, 02/20/2028 (D)	840,000	735,496
Series 2023-1A, Class A 5.250%, 04/20/2029 (D)	2,366,000	2,315,071
Series 2023-2A, Class A 5.200%, 10/20/2027 (D)	1,350,000	1,327,019
Series 2023-4A, Class A 5.490%, 06/20/2029 (D)	2,885,000	2,839,349
Series 2023-6A, Class A 5.810%, 12/20/2029 (D)	1,271,000	1,270,668
BA Credit Card Trust Series 2023-A1, Class A1 4.790%, 05/15/2028	552,000	547,397
BMW Vehicle Lease Trust Series 2023-1, Class A4 5.070%, 06/25/2026	960,000	952,333
Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust
Series 2022-A2, Class A 3.490%, 05/15/2027	$1,749,000	$1,695,736
Series 2023-A1, Class A 4.420%, 05/15/2028	1,524,000	1,496,833
Capital One Prime Auto Receivables Trust Series 2023-1, Class A3 4.870%, 02/15/2028	3,984,000	3,946,914
Chase Auto Owner Trust Series 2022-AA, Class A4 3.990%, 03/27/2028 (D)	814,000	785,344
College Ave Student Loans LLC
Series 2017-A, Class A1 (1 month CME Term SOFR + 1.764%) 7.079%, 11/26/2046 (A)(D)	429,279	430,703
Series 2018-A, Class A2 4.130%, 12/26/2047 (D)	572,327	541,431
Series 2019-A, Class A2 3.280%, 12/28/2048 (D)	630,835	583,274
Discover Card Execution Note Trust
Series 2022-A3, Class A3 3.560%, 07/15/2027	3,395,000	3,286,581
Series 2023-A1, Class A 4.310%, 03/15/2028	3,155,000	3,089,568
Series 2023-A2, Class A 4.930%, 06/15/2028	5,801,000	5,768,972
Enterprise Fleet Financing LLC
Series 2023-1, Class A2 5.510%, 01/22/2029 (D)	1,916,000	1,904,566
Series 2023-1, Class A3 5.420%, 10/22/2029 (D)	1,181,000	1,172,269
Ford Credit Auto Owner Trust
Series 2022-1, Class A 3.880%, 11/15/2034 (D)	2,744,000	2,608,438
Series 2022-D, Class A4 5.300%, 03/15/2028	603,000	601,406
Series 2023-1, Class A 4.850%, 08/15/2035 (D)	2,575,000	2,538,234
Series 2023-2, Class A 5.280%, 02/15/2036 (D)	3,398,000	3,410,725
Series 2023-A, Class A3 4.650%, 02/15/2028	2,798,000	2,756,640
Ford Credit Floorplan Master Owner Trust A Series 2023-1, Class A1 4.920%, 05/15/2028 (D)	2,563,000	2,532,638
GM Financial Automobile Leasing Trust
Series 2023-1, Class A4 5.160%, 01/20/2027	1,433,000	1,422,240
Series 2023-2, Class A3 5.050%, 07/20/2026	1,957,000	1,941,797
Series 2023-2, Class A4 5.090%, 05/20/2027	897,000	886,556
Series 2023-3, Class A3 5.380%, 11/20/2026	1,795,000	1,794,510
Series 2023-3, Class A4 5.440%, 08/20/2027	610,000	609,938
GM Financial Consumer Automobile Receivables Trust
Series 2022-2, Class A3 3.100%, 02/16/2027	2,531,000	2,456,346
Series 2022-4, Class A3 4.820%, 08/16/2027	1,082,000	1,071,566
GM Financial Revolving Receivables Trust
Series 2022-1, Class A 5.910%, 10/11/2035 (D)	1,576,000	1,610,264

The accompanying notes are an integral part of the financial statements.	34

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GM Financial Revolving Receivables Trust (continued)
Series 2023-1, Class A 5.120%, 04/11/2035 (D)	$1,799,000	$1,794,821
GMF Floorplan Owner Revolving Trust Series 2023-1, Class A1 5.340%, 06/15/2028 (D)	3,348,000	3,344,089
Hertz Vehicle Financing III LLC Series 2023-4A, Class A 6.150%, 03/25/2030 (D)	2,033,000	2,037,520
Hertz Vehicle Financing LLC
Series 2021-2A, Class A 1.680%, 12/27/2027 (D)	1,441,000	1,269,854
Series 2022-1A, Class A 1.990%, 06/25/2026 (D)	2,291,000	2,145,505
Series 2022-4A, Class A 3.730%, 09/25/2026 (D)	1,680,000	1,611,658
Series 2023-2A, Class A 5.570%, 09/25/2029 (D)	3,193,000	3,152,718
Honda Auto Receivables Owner Trust Series 2023-1, Class A3 5.040%, 04/21/2027	2,752,000	2,735,850
Hyundai Auto Lease Securitization Trust Series 2023-B, Class A4 5.170%, 04/15/2027 (D)	1,433,000	1,412,938
Hyundai Auto Receivables Trust
Series 2021-C, Class A4 1.030%, 12/15/2027	963,000	886,274
Series 2022-A, Class A3 2.220%, 10/15/2026	1,779,000	1,712,932
Series 2022-A, Class A4 2.350%, 04/17/2028	606,000	568,757
Series 2023-A, Class A4 4.480%, 07/17/2028	1,261,000	1,237,391
Series 2023-B, Class A3 5.480%, 04/17/2028	781,000	785,108
Mercedes-Benz Auto Lease Trust Series 2023-A, Class A3 4.740%, 01/15/2027	1,925,000	1,901,579
Mercedes-Benz Auto Receivables Trust
Series 2022-1, Class A4 5.250%, 02/15/2029	1,392,000	1,394,227
Series 2023-1, Class A4 4.310%, 04/16/2029	1,131,000	1,104,047
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month CME Term SOFR + 1.714%) 7.025%, 10/15/2031 (A)(D)	512,417	513,670
Series 2016-AA, Class A2B (1 month CME Term SOFR + 2.264%) 7.575%, 12/15/2045 (A)(D)	154,265	155,149
Navient Private Education Refi Loan Trust
Series 2018-A, Class A2 3.190%, 02/18/2042 (D)	3,190	3,188
Series 2018-DA, Class A2A 4.000%, 12/15/2059 (D)	650,235	621,424
Series 2019-CA, Class A2 3.130%, 02/15/2068 (D)	1,184,085	1,123,434
Series 2019-D, Class A2A 3.010%, 12/15/2059 (D)	1,780,533	1,647,481
Series 2019-FA, Class A2 2.600%, 08/15/2068 (D)	942,848	868,509
Series 2020-BA, Class A2 2.120%, 01/15/2069 (D)	451,104	410,789
Series 2020-EA, Class A 1.690%, 05/15/2069 (D)	126,923	113,623
Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust (continued)
Series 2020-GA, Class A 1.170%, 09/16/2069 (D)	$45,899	$40,805
Series 2021-BA, Class A 0.940%, 07/15/2069 (D)	399,541	346,247
Series 2021-CA, Class A 1.060%, 10/15/2069 (D)	107,005	91,548
Series 2021-EA, Class A 0.970%, 12/16/2069 (D)	2,725,924	2,294,542
Series 2021-FA, Class A 1.110%, 02/18/2070 (D)	1,453,514	1,222,432
Series 2021-GA, Class A 1.580%, 04/15/2070 (D)	427,636	368,743
Series 2022-A, Class A 2.230%, 07/15/2070 (D)	3,646,647	3,183,932
Navient Student Loan Trust
Series 2019-BA, Class A2A 3.390%, 12/15/2059 (D)	1,063,344	1,007,690
Series 2021-3A, Class A1A 1.770%, 08/25/2070 (D)	1,582,654	1,363,916
Nelnet Student Loan Trust
Series 2004-3, Class A5 (3 month SOFR + 0.442%) 5.496%, 10/27/2036 (A)	132,161	129,270
Series 2004-4, Class A5 (3 month SOFR + 0.422%) 5.476%, 01/25/2037 (A)	1,195,400	1,177,894
Series 2005-1, Class A5 (3 month SOFR + 0.372%) 5.426%, 10/25/2033 (A)	2,420,655	2,367,484
Series 2005-2, Class A5 (3 month SOFR + 0.362%) 5.328%, 03/23/2037 (A)	2,725,708	2,672,150
Series 2005-3, Class A5 (3 month SOFR + 0.382%) 5.348%, 12/24/2035 (A)	1,972,353	1,936,363
Series 2005-4, Class A4 (3 month SOFR + 0.442%) 5.408%, 03/22/2032 (A)	319,946	306,414
Nissan Auto Lease Trust
Series 2023-B, Class A3 5.690%, 07/15/2026	3,368,000	3,373,395
Series 2023-B, Class A4 5.610%, 11/15/2027	1,289,000	1,291,937
Nissan Auto Receivables Owner Trust
Series 2022-B, Class A4 4.450%, 11/15/2029	820,000	804,234
Series 2023-A, Class A4 4.850%, 06/17/2030	667,000	661,449
PenFed Auto Receivables Owner Trust
Series 2022-A, Class A3 3.960%, 04/15/2026 (D)	1,216,000	1,198,001
Series 2022-A, Class A4 4.180%, 12/15/2028 (D)	598,000	582,887
Santander Drive Auto Receivables Trust
Series 2022-2, Class A3 2.980%, 10/15/2026	1,876,372	1,859,018
Series 2022-3, Class A3 3.400%, 12/15/2026	977,337	966,638
Series 2022-4, Class A3 4.140%, 02/16/2027	1,697,000	1,680,570
Series 2022-5, Class A3 4.110%, 08/17/2026	1,434,000	1,423,530
Series 2022-6, Class A3 4.490%, 11/16/2026	3,031,000	3,007,038

The accompanying notes are an integral part of the financial statements.	35

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2022-7, Class A3 5.750%, 04/15/2027	$685,000	$682,954
SMB Private Education Loan Trust
Series 2016-B, Class A2A 2.430%, 02/17/2032 (D)	78,585	76,022
Series 2016-B, Class A2B (1 month CME Term SOFR + 1.564%) 6.875%, 02/17/2032 (A)(D)	129,332	129,367
Series 2018-C, Class A2A 3.630%, 11/15/2035 (D)	499,874	477,925
Series 2020-B, Class A1A 1.290%, 07/15/2053 (D)	846,924	756,363
Series 2020-PTA, Class A2A 1.600%, 09/15/2054 (D)	1,215,501	1,083,009
Series 2020-PTB, Class A2A 1.600%, 09/15/2054 (D)	3,637,115	3,239,858
Series 2021-A, Class APT1 1.070%, 01/15/2053 (D)	2,912,852	2,510,204
Series 2021-B, Class A 1.310%, 07/17/2051 (D)	733,446	648,775
Series 2021-D, Class A1A 1.340%, 03/17/2053 (D)	2,310,001	2,041,040
Series 2021-E, Class A1A 1.680%, 02/15/2051 (D)	1,647,832	1,475,060
Series 2023-B, Class A1B (1 month SOFR + 1.800%) 6.989%, 10/16/2056 (A)(D)	1,607,034	1,621,071
SoFi Professional Loan Program LLC
Series 2017-D, Class A2FX 2.650%, 09/25/2040 (D)	190,322	181,439
Series 2020-C, Class AFX 1.950%, 02/15/2046 (D)	143,512	128,594
Series 2021-A, Class AFX 1.030%, 08/17/2043 (D)	499,860	422,214
Series 2021-B, Class AFX 1.140%, 02/15/2047 (D)	1,154,854	963,137
Synchrony Card Funding LLC
Series 2022-A2, Class A 3.860%, 07/15/2028	902,000	876,043
Series 2023-A1, Class A 5.540%, 07/15/2029	5,777,000	5,802,849
T-Mobile US Trust Series 2022-1A, Class A 4.910%, 05/22/2028 (D)	1,285,000	1,272,224
Toyota Auto Receivables Owner Trust
Series 2022-D, Class A4 5.430%, 04/17/2028	757,000	764,736
Series 2023-A, Class A4 4.420%, 08/15/2028	1,064,000	1,042,307
Series 2023-B, Class A3 4.710%, 02/15/2028	1,672,000	1,655,504
Series 2023-C, Class A3 5.160%, 04/17/2028	2,819,000	2,812,066
Verizon Master Trust
Series 2022-2, Class A 1.530%, 07/20/2028	1,023,000	968,023
Series 2022-4, Class A (3.400% to 6-20-25, then 4.150% thereafter) 3.400%, 11/20/2028	2,260,000	2,178,301
Series 2022-6, Class A (3.670% to 7-20-25, then 4.420% thereafter) 3.670%, 01/22/2029	1,676,000	1,623,858
Series 2023-1, Class A (4.490% to 1-20-26, then 5.240% thereafter) 4.490%, 01/22/2029	2,468,000	2,428,045
Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Verizon Master Trust (continued)
Series 2023-2, Class A 4.890%, 04/13/2028	$925,000	$916,141
Series 2023-4, Class A1A 5.160%, 06/20/2029	4,573,000	4,570,114
Volkswagen Auto Loan Enhanced Trust Series 2023-1, Class A3 5.020%, 06/20/2028	1,870,000	1,862,059
World Omni Select Auto Trust Series 2023-A, Class A2A 5.920%, 03/15/2027	1,612,000	1,609,737
TOTAL ASSET BACKED SECURITIES (Cost $189,927,529)		$183,753,178
SHORT-TERM INVESTMENTS – 5.5%
Short-term funds – 5.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2681% (F)	99,548,456	99,548,456
TOTAL SHORT-TERM INVESTMENTS (Cost $99,548,456)		$99,548,456
Total Investments (Core Bond Fund) (Cost $2,070,820,233) – 110.3%		$1,983,535,430
Other assets and liabilities, net – (10.3%)		(185,595,371)
TOTAL NET ASSETS – 100.0%		$1,797,940,059
SALE COMMITMENTS OUTSTANDING - (0.3)%
U.S. Government Agency – (0.3%)
Federal National Mortgage Association 3.500%, TBA (C)	$(6,000,000)	$(5,361,328)
TOTAL SALE COMMITMENTS OUTSTANDING (Proceeds received $5,407,734)		$(5,361,328)
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 8-31-23.

The accompanying notes are an integral part of the financial statements.	36

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Health Sciences Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 99.1%
Consumer discretionary – 0.1%
Specialty retail – 0.1%
Warby Parker, Inc., Class A (A)	16,006	$192,232
Financials – 0.0%
Insurance – 0.0%
Oscar Health, Inc., Class A (A)	7,400	46,398
Health care – 98.9%
Biotechnology – 30.5%
4D Molecular Therapeutics, Inc. (A)	1,500	24,420
89bio, Inc. (A)	3,500	59,990
Aadi Bioscience, Inc. (A)	4,411	27,789
AbbVie, Inc.	11,631	1,709,292
ACADIA Pharmaceuticals, Inc. (A)	32,443	876,610
ACELYRIN, Inc. (A)	13,912	352,391
ADC Therapeutics SA (A)	23,441	28,129
Agios Pharmaceuticals, Inc. (A)	6,382	175,058
Akero Therapeutics, Inc. (A)	13,167	653,478
Alector, Inc. (A)	15,178	82,720
Alkermes PLC (A)	5,600	163,464
Allakos, Inc. (A)	26,930	77,558
Allogene Therapeutics, Inc. (A)	46,738	181,811
Alnylam Pharmaceuticals, Inc. (A)	24,316	4,810,191
Alpine Immune Sciences, Inc. (A)	4,400	54,340
Ambrx Biopharma, Inc., ADR (A)	14,299	201,902
Amgen, Inc.	7,023	1,800,276
AnaptysBio, Inc. (A)	3,200	62,976
Apellis Pharmaceuticals, Inc. (A)	14,189	598,918
Apogee Therapeutics, Inc. (A)	9,380	215,177
Arcellx, Inc. (A)	7,106	254,679
Ardelyx, Inc. (A)	26,309	112,076
Argenx SE, ADR (A)	12,549	6,305,747
Ascendis Pharma A/S, ADR (A)	13,128	1,286,807
Aura Biosciences, Inc. (A)	11,763	122,100
Avidity Biosciences, Inc. (A)	36,946	279,312
BeiGene, Ltd., ADR (A)	10,875	2,257,106
Bicycle Therapeutics PLC, ADR (A)	11,039	239,988
Biogen, Inc. (A)	5,144	1,375,300
Biohaven, Ltd. (A)	21,046	384,931
BioMarin Pharmaceutical, Inc. (A)	16,235	1,483,554
Blueprint Medicines Corp. (A)	30,194	1,505,473
C4 Therapeutics, Inc. (A)	7,349	21,312
Caribou Biosciences, Inc. (A)	4,000	23,560
Celldex Therapeutics, Inc. (A)	7,307	203,865
Centessa Pharmaceuticals PLC, ADR (A)	34,369	259,142
Cerevel Therapeutics Holdings, Inc. (A)	35,011	829,761
Crinetics Pharmaceuticals, Inc. (A)	7,000	121,240
CRISPR Therapeutics AG (A)	7,406	370,374
CureVac NV (A)	35,900	320,587
Cytokinetics, Inc. (A)	10,328	360,860
Day One Biopharmaceuticals, Inc. (A)	14,310	193,042
Denali Therapeutics, Inc. (A)	20,593	475,492
Disc Medicine, Inc. (A)	1,282	67,882
Dyne Therapeutics, Inc. (A)	2,300	26,220
Entrada Therapeutics, Inc. (A)	15,167	223,258
Exact Sciences Corp. (A)	23,652	1,978,963
Exelixis, Inc. (A)	34,796	779,082
Fate Therapeutics, Inc. (A)	22,456	56,365
Generation Bio Company (A)	45,593	217,935
Genmab A/S (A)	3,594	1,376,988
Gossamer Bio, Inc. (A)	21,700	22,568
Icosavax, Inc. (A)	3,500	27,090
Ideaya Biosciences, Inc. (A)	8,378	245,978
IGM Biosciences, Inc. (A)	16,325	116,724
Immatics NV (A)	18,386	217,690
Immuneering Corp., Class A (A)	37,514	338,001
Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Immunocore Holdings PLC, ADR (A)	32,593	$1,834,008
ImmunoGen, Inc. (A)	28,505	451,519
Immunome, Inc. (A)	15,000	96,750
Immunovant, Inc. (A)	3,800	86,298
Incyte Corp. (A)	11,510	742,740
Insmed, Inc. (A)	41,102	899,723
Intellia Therapeutics, Inc. (A)	5,442	203,966
Ionis Pharmaceuticals, Inc. (A)	19,240	774,795
Iovance Biotherapeutics, Inc. (A)	43,815	264,643
Karuna Therapeutics, Inc. (A)	13,488	2,532,507
Keros Therapeutics, Inc. (A)	5,907	207,395
Krystal Biotech, Inc. (A)	3,302	411,033
Kymera Therapeutics, Inc. (A)	19,426	370,648
Leap Therapeutics, Inc. (A)	283	631
Legend Biotech Corp., ADR (A)	28,409	1,970,448
LianBio, ADR (A)	47,800	86,996
Lyell Immunopharma, Inc. (A)	97,310	232,571
Mirati Therapeutics, Inc. (A)	21,363	794,704
Moderna, Inc. (A)	4,261	481,791
Monte Rosa Therapeutics, Inc. (A)	35,064	205,826
MoonLake Immunotherapeutics (A)	17,682	1,017,953
Morphic Holding, Inc. (A)	11,046	608,414
Neurocrine Biosciences, Inc. (A)	5,822	633,958
Nuvalent, Inc., Class A (A)	5,692	259,384
Pharming Group NV (A)	87,750	111,482
Prelude Therapeutics, Inc. (A)	17,193	64,130
Prime Medicine, Inc. (A)	14,441	191,199
Protagonist Therapeutics, Inc. (A)	15,864	314,424
Prothena Corp. PLC (A)	14,457	763,619
PTC Therapeutics, Inc. (A)	11,830	467,285
RAPT Therapeutics, Inc. (A)	11,675	222,993
Regeneron Pharmaceuticals, Inc. (A)	13,344	11,028,683
Relay Therapeutics, Inc. (A)	48,509	495,762
Replimune Group, Inc. (A)	31,946	652,337
REVOLUTION Medicines, Inc. (A)	27,457	932,714
Rocket Pharmaceuticals, Inc. (A)	14,022	219,444
Sage Therapeutics, Inc. (A)	12,750	255,000
Sana Biotechnology, Inc. (A)	51,869	277,499
Sarepta Therapeutics, Inc. (A)	8,756	1,059,564
Scholar Rock Holding Corp. (A)	43,766	273,538
Senti Biosciences, Inc. (A)	26,772	17,402
SpringWorks Therapeutics, Inc. (A)	16,074	452,965
Stoke Therapeutics, Inc. (A)	11,180	62,832
Taysha Gene Therapies, Inc. (A)	14,273	45,674
Tenaya Therapeutics, Inc. (A)	33,831	130,926
Twist Bioscience Corp. (A)	8,701	191,335
Ultragenyx Pharmaceutical, Inc. (A)	22,943	844,073
uniQure NV (A)	6,400	55,744
Vaxcyte, Inc. (A)	14,507	753,203
Vera Therapeutics, Inc. (A)	1,600	28,304
Vertex Pharmaceuticals, Inc. (A)	22,112	7,702,494
Voyager Therapeutics, Inc. (A)	18,592	186,292
Xencor, Inc. (A)	14,335	315,083
Xenon Pharmaceuticals, Inc. (A)	700	27,286
Zai Lab, Ltd., ADR (A)	25,635	652,923
Zentalis Pharmaceuticals, Inc. (A)	15,606	414,495
		81,016,947
Health care equipment and supplies – 15.8%
Baxter International, Inc.	10,554	428,492
Becton, Dickinson and Company	16,774	4,687,494
Boston Scientific Corp. (A)	24,011	1,295,153
DexCom, Inc. (A)	13,845	1,398,068
Edwards Lifesciences Corp. (A)	12,273	938,516
Hologic, Inc. (A)	23,346	1,744,880
Inari Medical, Inc. (A)	11,541	768,861

The accompanying notes are an integral part of the financial statements.	37

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Insulet Corp. (A)	6,462	$1,238,830
Intuitive Surgical, Inc. (A)	29,493	9,221,871
iRhythm Technologies, Inc. (A)	5,371	555,200
Lantheus Holdings, Inc. (A)	8,608	589,132
Masimo Corp. (A)	4,400	502,832
Nevro Corp. (A)	6,498	130,220
Novocure, Ltd. (A)	23,582	520,219
Orchestra BioMed Holdings, Inc. (A)	19,166	119,596
Penumbra, Inc. (A)	13,567	3,588,472
PROCEPT BioRobotics Corp. (A)	18,225	621,655
QuidelOrtho Corp. (A)	4,131	340,229
Shockwave Medical, Inc. (A)	10,073	2,219,988
STERIS PLC	1,916	439,894
Stryker Corp.	27,044	7,668,326
Teleflex, Inc.	4,930	1,048,808
The Cooper Companies, Inc.	2,246	830,998
Zimmer Biomet Holdings, Inc.	9,158	1,090,901
		41,988,635
Health care providers and services – 18.7%
agilon health, Inc. (A)	54,437	964,624
Alignment Healthcare, Inc. (A)	31,904	186,319
Cencora, Inc.	3,054	537,443
Centene Corp. (A)	32,357	1,994,809
Elevance Health, Inc.	19,128	8,454,767
GeneDx Holdings Corp. (A)	990	4,406
Guardant Health, Inc. (A)	27,141	1,060,670
HCA Healthcare, Inc.	7,531	2,088,346
Humana, Inc.	11,453	5,287,048
McKesson Corp.	1,900	783,408
Molina Healthcare, Inc. (A)	13,334	4,135,140
Option Care Health, Inc. (A)	9,935	346,036
Privia Health Group, Inc. (A)	14,031	368,314
Surgery Partners, Inc. (A)	23,510	852,473
Tenet Healthcare Corp. (A)	1,800	139,608
The Cigna Group	11,526	3,184,173
UnitedHealth Group, Inc.	40,313	19,212,370
		49,599,954
Health care technology – 1.0%
Doximity, Inc., Class A (A)	13,103	312,376
Schrodinger, Inc. (A)	12,890	475,512
Sophia Genetics SA (A)	4,231	10,324
Veeva Systems, Inc., Class A (A)	8,704	1,816,525
		2,614,737
Life sciences tools and services – 14.5%
10X Genomics, Inc., Class A (A)	20,256	1,050,274
Agilent Technologies, Inc.	31,796	3,849,542
Avantor, Inc. (A)	56,259	1,218,007
Bio-Techne Corp.	9,119	714,930
Bruker Corp.	18,925	1,241,480
Charles River Laboratories International, Inc. (A)	2,963	612,808
Danaher Corp.	27,964	7,410,460
Evotec SE (A)	13,450	315,221
ICON PLC (A)	1,856	482,449
Illumina, Inc. (A)	3,113	514,330
IQVIA Holdings, Inc. (A)	3,905	869,370
Mettler-Toledo International, Inc. (A)	695	843,369
Olink Holding AB, ADR (A)	42,991	710,641
Pacific Biosciences of California, Inc. (A)	60,092	677,838
Repligen Corp. (A)	5,539	963,287
Seer, Inc. (A)	31,895	83,884
Thermo Fisher Scientific, Inc.	24,863	13,851,177
West Pharmaceutical Services, Inc.	6,726	2,736,809
Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
WuXi Biologics Cayman, Inc. (A)(B)	68,000	$383,357
		38,529,233
Pharmaceuticals – 18.4%
Arvinas, Inc. (A)	11,764	331,862
Astellas Pharma, Inc.	68,200	1,031,891
AstraZeneca PLC, ADR	111,627	7,570,543
Catalent, Inc. (A)	23,051	1,151,858
Daiichi Sankyo Company, Ltd.	36,100	1,063,277
Eli Lilly & Company	36,819	20,405,090
EyePoint Pharmaceuticals, Inc. (A)	7,200	71,352
Longboard Pharmaceuticals, Inc. (A)	12,631	73,133
Merck & Company, Inc.	95,056	10,359,203
Novo Nordisk A/S, ADR	14,381	2,669,401
Nuvation Bio, Inc. (A)	11,900	19,516
Pfizer, Inc.	14,200	502,396
Pliant Therapeutics, Inc. (A)	13,397	226,141
Relmada Therapeutics, Inc. (A)	2,900	9,802
Roche Holding AG	4,292	1,259,651
Royalty Pharma PLC, Class A	27,032	806,094
Structure Therapeutics, Inc., ADR (A)	13,852	390,488
Theseus Pharmaceuticals, Inc. (A)	25,222	79,197
Ventyx Biosciences, Inc. (A)	19,735	661,123
WaVe Life Sciences, Ltd. (A)	16,200	70,470
		48,752,488
		262,501,994
Materials – 0.1%
Chemicals – 0.1%
Ginkgo Bioworks Holdings, Inc. (A)	91,101	213,176
TOTAL COMMON STOCKS (Cost $185,141,939)		$262,953,800
PREFERRED SECURITIES – 0.5%
Health care – 0.5%
Life sciences tools and services – 0.5%
Sartorius AG	3,323	1,358,862
TOTAL PREFERRED SECURITIES (Cost $494,302)		$1,358,862
WARRANTS – 0.0%
EQRx, Inc. (Expiration Date: 12-20-26; Strike Price: $11.50) (A)	6,524	262
GeneDx Holdings Corp. (Expiration Date: 7-22-26; Strike Price: $11.50) (A)	7,150	247
SomaLogic, Inc. (Expiration Date: 8-31-26; Strike Price: $11.50) (A)	2,900	639
TOTAL WARRANTS (Cost $42,435)		$1,148
SHORT-TERM INVESTMENTS – 0.6%
Short-term funds – 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2681% (C)	1,494,082	1,494,082
T. Rowe Price Government Reserve Fund, 5.3678% (C)	73,342	73,342
TOTAL SHORT-TERM INVESTMENTS (Cost $1,567,424)		$1,567,424
Total Investments (Health Sciences Fund) (Cost $187,246,100) – 100.2%		$265,881,234
Other assets and liabilities, net – (0.2%)		(623,746)
TOTAL NET ASSETS – 100.0%		$265,257,488
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.	38

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Health Sciences Fund (continued)
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 8-31-23.
High Yield Fund
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 0.4%
Argentina – 0.4%
Provincia de Buenos Aires 5.250%, (5.250% to 9-1-23, then 6.375% to 9-1-24, then 6.625% thereafter), 09/01/2037 (A)	$968,484	$362,926
Republic of Argentina
0.750%, (0.750% to 7-9-27, then 1.750% thereafter), 07/09/2030	716,203	239,047
1.000%, 07/09/2029	54,775	17,643
3.625%, (3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter), 07/09/2035	476,895	140,537
		760,153
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,264,227)		$760,153
CORPORATE BONDS – 81.8%
Communication services – 11.2%
Accelerate360 Holdings LLC 8.000%, 03/01/2028 (A)	873,000	901,373
Allen Media LLC 10.500%, 02/15/2028 (A)	1,860,000	1,064,850
Altice Financing SA 5.750%, 08/15/2029 (A)	1,050,000	831,769
Altice France Holding SA 10.500%, 05/15/2027 (A)	770,000	417,802
Altice France SA
5.125%, 07/15/2029 (A)	900,000	636,234
5.500%, 01/15/2028 (A)	840,000	629,493
AMC Entertainment Holdings, Inc. 7.500%, 02/15/2029 (A)	1,350,000	921,458
CCO Holdings LLC
4.250%, 01/15/2034 (A)	1,440,000	1,102,748
4.500%, 05/01/2032	1,740,000	1,410,609
4.750%, 02/01/2032 (A)	350,000	289,625
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/2029 (A)	700,000	521,704
CSC Holdings LLC
4.500%, 11/15/2031 (A)	330,000	234,652
5.000%, 11/15/2031 (A)	430,000	229,822
5.750%, 01/15/2030 (A)	660,000	364,967
6.500%, 02/01/2029 (A)	900,000	743,992
11.250%, 05/15/2028 (A)	430,000	424,119
Directv Financing LLC 5.875%, 08/15/2027 (A)	950,000	841,907
DISH DBS Corp.
5.125%, 06/01/2029	1,020,000	551,514
5.750%, 12/01/2028 (A)	1,210,000	939,287
5.875%, 11/15/2024	110,000	102,313
7.750%, 07/01/2026	1,800,000	1,346,220
Gannett Holdings LLC 6.000%, 11/01/2026 (A)	860,000	737,708
iHeartCommunications, Inc.
4.750%, 01/15/2028 (A)	30,000	23,121
5.250%, 08/15/2027 (A)	780,000	616,766
Match Group Holdings II LLC
3.625%, 10/01/2031 (A)	260,000	211,955
High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Match Group Holdings II LLC (continued)
4.625%, 06/01/2028 (A)	$720,000	$664,286
Playtika Holding Corp. 4.250%, 03/15/2029 (A)	700,000	605,500
Sprint Capital Corp. 8.750%, 03/15/2032	350,000	417,151
Telecom Italia Capital SA 6.000%, 09/30/2034	570,000	477,590
Time Warner Cable LLC 7.300%, 07/01/2038	400,000	405,219
Univision Communications, Inc. 8.000%, 08/15/2028 (A)	410,000	409,775
UPC Holding BV 5.500%, 01/15/2028 (A)	400,000	356,000
Urban One, Inc. 7.375%, 02/01/2028 (A)	400,000	347,822
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (A)	550,000	502,755
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/2028 (A)	510,000	451,922
Vmed O2 UK Financing I PLC 4.750%, 07/15/2031 (A)	500,000	417,954
ZipRecruiter, Inc. 5.000%, 01/15/2030 (A)	430,000	360,731
		21,512,713
Consumer discretionary – 20.1%
Academy, Ltd. 6.000%, 11/15/2027 (A)	650,000	622,830
Adtalem Global Education, Inc. 5.500%, 03/01/2028 (A)	196,000	182,672
American Axle & Manufacturing, Inc. 5.000%, 10/01/2029	1,000,000	823,254
American News Company LLC 8.500%, (8.500% Cash or 10.000% PIK), 09/01/2026 (A)	718,710	810,346
Bath & Body Works, Inc.
5.250%, 02/01/2028	850,000	815,517
6.625%, 10/01/2030 (A)	340,000	331,610
9.375%, 07/01/2025 (A)	370,000	387,097
Boyne USA, Inc. 4.750%, 05/15/2029 (A)	480,000	433,204
Caesars Entertainment, Inc.
4.625%, 10/15/2029 (A)	530,000	463,926
7.000%, 02/15/2030 (A)	680,000	682,602
8.125%, 07/01/2027 (A)	240,000	243,680
Carnival Corp.
6.000%, 05/01/2029 (A)	1,050,000	948,020
7.000%, 08/15/2029 (A)	400,000	405,863
7.625%, 03/01/2026 (A)	500,000	498,482
10.500%, 06/01/2030 (A)	950,000	1,011,874
Carnival Holdings Bermuda, Ltd. 10.375%, 05/01/2028 (A)	620,000	674,302
Carriage Purchaser, Inc. 7.875%, 10/15/2029 (A)	980,000	735,000
Carriage Services, Inc. 4.250%, 05/15/2029 (A)	420,000	364,476
Carrols Restaurant Group, Inc. 5.875%, 07/01/2029 (A)	470,000	404,482
Dornoch Debt Merger Sub, Inc. 6.625%, 10/15/2029 (A)	550,000	474,152
Empire Communities Corp. 7.000%, 12/15/2025 (A)	900,000	868,587
Fertitta Entertainment LLC 4.625%, 01/15/2029 (A)	560,000	484,439

The accompanying notes are an integral part of the financial statements.	39

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

High Yield Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Fontainebleau Las Vegas Holdings LLC 11.000%, 06/15/2015 (A)(B)		$2,983,778	$298
Foot Locker, Inc. 4.000%, 10/01/2029 (A)		760,000	572,029
Ford Motor Company
3.250%, 02/12/2032		530,000	413,723
6.100%, 08/19/2032		1,070,000	1,022,417
Ford Motor Credit Company LLC
4.000%, 11/13/2030		1,230,000	1,040,764
5.113%, 05/03/2029		1,160,000	1,066,981
7.350%, 03/06/2030		520,000	529,252
Full House Resorts, Inc. 8.250%, 02/15/2028 (A)		1,110,000	987,614
Marston's Issuer PLC 7.736%, (SONIA + 2.669%), 07/16/2035 (C)	GBP	380,000	336,997
Melco Resorts Finance, Ltd. 5.375%, 12/04/2029 (A)		$650,000	542,704
Mohegan Tribal Gaming Authority 13.250%, 12/15/2027 (A)		650,000	691,340
NCL Corp., Ltd.
5.875%, 02/15/2027 (A)		2,000,000	1,938,096
7.750%, 02/15/2029 (A)		800,000	761,061
8.375%, 02/01/2028 (A)		1,240,000	1,278,154
NMG Holding Company, Inc. 7.125%, 04/01/2026 (A)		430,000	408,679
PetSmart, Inc. 7.750%, 02/15/2029 (A)		250,000	238,753
Royal Caribbean Cruises, Ltd.
3.700%, 03/15/2028		940,000	818,814
7.250%, 01/15/2030 (A)		970,000	984,740
11.625%, 08/15/2027 (A)		1,010,000	1,100,522
Sands China, Ltd. 5.650%, 08/08/2028		200,000	188,788
Sizzling Platter LLC 8.500%, 11/28/2025 (A)		460,000	455,562
Speedway Motorsports LLC 4.875%, 11/01/2027 (A)		590,000	545,257
StoneMor, Inc. 8.500%, 05/15/2029 (A)		340,000	283,735
Sugarhouse HSP Gaming Prop Mezz LP 5.875%, 05/15/2025 (A)		280,000	270,911
The Michaels Companies, Inc.
5.250%, 05/01/2028 (A)		540,000	450,225
7.875%, 05/01/2029 (A)		1,140,000	790,248
TopBuild Corp. 3.625%, 03/15/2029 (A)		400,000	344,200
Upbound Group, Inc. 6.375%, 02/15/2029 (A)		930,000	844,905
Viking Cruises, Ltd.
5.875%, 09/15/2027 (A)		310,000	289,850
7.000%, 02/15/2029 (A)		1,590,000	1,507,638
9.125%, 07/15/2031 (A)		1,110,000	1,146,783
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)		700,000	649,734
WW International, Inc. 4.500%, 04/15/2029 (A)		1,000,000	692,500
Wynn Macau, Ltd. 5.625%, 08/26/2028 (A)		1,490,000	1,314,584
Wynn Resorts Finance LLC
5.125%, 10/01/2029 (A)		510,000	456,555
7.125%, 02/15/2031 (A)		390,000	383,255
ZF North America Capital, Inc. 7.125%, 04/14/2030 (A)		520,000	526,772
			38,540,855
High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples – 1.0%
Darling Ingredients, Inc. 6.000%, 06/15/2030 (A)	$630,000	$615,721
Simmons Foods, Inc. 4.625%, 03/01/2029 (A)	700,000	582,568
Triton Water Holdings, Inc. 6.250%, 04/01/2029 (A)	720,000	612,039
		1,810,328
Energy – 9.4%
Berry Petroleum Company LLC 7.000%, 02/15/2026 (A)	1,100,000	1,057,659
Blue Racer Midstream LLC 6.625%, 07/15/2026 (A)	1,100,000	1,081,088
Chord Energy Corp. 6.375%, 06/01/2026 (A)	1,160,000	1,143,319
CNX Midstream Partners LP 4.750%, 04/15/2030 (A)	700,000	604,057
Crescent Energy Finance LLC 9.250%, 02/15/2028 (A)	800,000	818,376
Earthstone Energy Holdings LLC
8.000%, 04/15/2027 (A)	180,000	183,724
9.875%, 07/15/2031 (A)	620,000	679,675
Endeavor Energy Resources LP 5.750%, 01/30/2028 (A)	1,000,000	978,200
Energy Transfer LP 6.500%, (6.500% to 11-15-26, then 5 Year CMT + 5.694%), 11/15/2026 (D)	230,000	209,772
EQM Midstream Partners LP
5.500%, 07/15/2028	400,000	382,153
6.500%, 07/15/2048	990,000	898,670
Hilcorp Energy I LP 6.250%, 04/15/2032 (A)	670,000	614,835
Howard Midstream Energy Partners LLC
6.750%, 01/15/2027 (A)	810,000	780,057
8.875%, 07/15/2028 (A)	420,000	434,948
MEG Energy Corp. 5.875%, 02/01/2029 (A)	350,000	334,366
Nabors Industries, Ltd. 7.250%, 01/15/2026 (A)	750,000	721,475
Noble Finance II LLC 8.000%, 04/15/2030 (A)	430,000	444,624
Northern Oil and Gas, Inc. 8.125%, 03/01/2028 (A)	700,000	701,687
Permian Resources Operating LLC 5.875%, 07/01/2029 (A)	1,000,000	964,446
Range Resources Corp. 8.250%, 01/15/2029	800,000	830,520
Southwestern Energy Company
4.750%, 02/01/2032	1,080,000	956,724
8.375%, 09/15/2028	700,000	728,594
Summit Midstream Holdings LLC 9.000%, 10/15/2026 (A)	430,000	414,950
Tallgrass Energy Partners LP 6.000%, 12/31/2030 (A)	670,000	599,378
Transocean, Inc. 8.750%, 02/15/2030 (A)	418,000	427,620
Venture Global Calcasieu Pass LLC
3.875%, 11/01/2033 (A)	280,000	227,497
4.125%, 08/15/2031 (A)	420,000	356,268
6.250%, 01/15/2030 (A)	500,000	487,080
		18,061,762
Financials – 10.3%
Acuris Finance U.S., Inc. 5.000%, 05/01/2028 (A)	350,000	283,500

The accompanying notes are an integral part of the financial statements.	40

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/2029 (A)	$860,000	$674,429
Barclays PLC 8.000%, (8.000% to 6-15-24, then 5 Year CMT + 5.672%), 06/15/2024 (D)	400,000	391,687
BNP Paribas SA
7.375%, (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%), 08/19/2025 (A)(D)	820,000	803,559
7.750%, (7.750% to 8-16-29, then 5 Year CMT + 4.899%), 08/16/2029 (A)(D)	540,000	524,135
Bread Financial Holdings, Inc. 4.750%, 12/15/2024 (A)	600,000	585,619
Burford Capital Global Finance LLC
6.250%, 04/15/2028 (A)	700,000	644,350
6.875%, 04/15/2030 (A)	630,000	577,814
9.250%, 07/01/2031 (A)	570,000	576,413
Coinbase Global, Inc. 3.625%, 10/01/2031 (A)	720,000	484,733
Credit Agricole SA 8.125%, (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%), 12/23/2025 (A)(D)	560,000	557,977
Credit Suisse AG 3.625%, 09/09/2024	250,000	243,175
FirstCash, Inc.
4.625%, 09/01/2028 (A)	530,000	471,388
5.625%, 01/01/2030 (A)	170,000	154,331
Global Aircraft Leasing Company, Ltd. 6.500%, (6.500% Cash or 7.250% PIK), 09/15/2024 (A)	1,964,665	1,845,213
Highlands Holdings Bond Issuer, Ltd. 7.625%, (7.625% Cash or 8.375% PIK), 10/15/2025 (A)	977,637	922,645
Intesa Sanpaolo SpA 4.198%, (4.198% to 6-1-31, then 1 Year CMT + 2.600%), 06/01/2032 (A)	640,000	487,748
Jane Street Group 4.500%, 11/15/2029 (A)	440,000	386,107
Ladder Capital Finance Holdings LLLP
4.250%, 02/01/2027 (A)	230,000	208,000
4.750%, 06/15/2029 (A)	490,000	411,948
Lloyds Banking Group PLC 8.000%, (8.000% to 9-27-29, then 5 Year CMT + 3.913%), 09/27/2029 (D)	810,000	733,239
Midcap Financial Issuer Trust
5.625%, 01/15/2030 (A)	450,000	362,250
6.500%, 05/01/2028 (A)	590,000	525,100
NMI Holdings, Inc. 7.375%, 06/01/2025 (A)	800,000	805,416
Paysafe Finance PLC 4.000%, 06/15/2029 (A)	900,000	762,786
Rocket Mortgage LLC
3.875%, 03/01/2031 (A)	860,000	700,010
4.000%, 10/15/2033 (A)	890,000	703,683
Ryan Specialty LLC 4.375%, 02/01/2030 (A)	670,000	598,840
StoneX Group, Inc. 8.625%, 06/15/2025 (A)	640,000	648,058
The Toronto-Dominion Bank 8.125%, (8.125% to 10-31-27, then 5 Year CMT + 4.075%), 10/31/2082	550,000	552,762
High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
UBS Group AG
6.537%, (6.537% to 8-12-32, then SOFR + 3.920%), 08/12/2033 (A)	$330,000	$342,727
7.000%, (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%), 01/31/2024 (A)(D)	1,170,000	1,160,055
UniCredit SpA 5.459%, (5.459% to 6-30-30, then 5 Year CMT + 4.750%), 06/30/2035 (A)	790,000	685,988
		19,815,685
Health care – 5.1%
AdaptHealth LLC
4.625%, 08/01/2029 (A)	500,000	408,550
5.125%, 03/01/2030 (A)	600,000	492,172
Akumin, Inc. 7.000%, 11/01/2025 (A)	1,000,000	755,063
AthenaHealth Group, Inc. 6.500%, 02/15/2030 (A)	890,000	772,939
Bausch Health Companies, Inc.
6.125%, 02/01/2027 (A)	180,000	118,350
6.250%, 02/15/2029 (A)	2,081,000	910,438
Cano Health LLC 6.250%, 10/01/2028 (A)	570,000	193,800
Community Health Systems, Inc.
5.250%, 05/15/2030 (A)	420,000	331,224
6.125%, 04/01/2030 (A)	70,000	40,282
6.875%, 04/15/2029 (A)	1,240,000	760,517
LifePoint Health, Inc. 9.875%, 08/15/2030 (A)	1,100,000	1,086,250
Medline Borrower LP
3.875%, 04/01/2029 (A)	280,000	244,433
5.250%, 10/01/2029 (A)	740,000	657,139
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (A)(B)	770,000	548,159
Teva Pharmaceutical Finance Company LLC 6.150%, 02/01/2036	760,000	700,475
Teva Pharmaceutical Finance Netherlands III BV
4.750%, 05/09/2027	300,000	280,323
5.125%, 05/09/2029	500,000	462,500
7.875%, 09/15/2029	200,000	208,458
8.125%, 09/15/2031	520,000	550,926
US Renal Care, Inc. 10.625%, 06/28/2028 (A)	430,500	269,325
		9,791,323
Industrials – 13.8%
Advanced Drainage Systems, Inc. 6.375%, 06/15/2030 (A)	430,000	423,567
Allied Universal Holdco LLC 6.625%, 07/15/2026 (A)	770,000	732,381
Alta Equipment Group, Inc. 5.625%, 04/15/2026 (A)	800,000	740,408
American Airlines, Inc.
5.750%, 04/20/2029 (A)	1,370,000	1,310,242
7.250%, 02/15/2028 (A)	490,000	481,336
11.750%, 07/15/2025 (A)	270,000	295,527
Anagram International, Inc. 10.000%, (0.000% Cash and 10.000% PIK), 08/15/2026 (A)	101,368	70,958
ATS Corp. 4.125%, 12/15/2028 (A)	460,000	408,402
Beacon Roofing Supply, Inc. 6.500%, 08/01/2030 (A)	300,000	296,352

The accompanying notes are an integral part of the financial statements.	41

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

High Yield Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Bombardier, Inc.
7.500%, 02/01/2029 (A)		$620,000	$607,529
7.875%, 04/15/2027 (A)		200,000	199,483
Brundage-Bone Concrete Pumping Holdings, Inc. 6.000%, 02/01/2026 (A)		680,000	652,800
Clean Harbors, Inc. 6.375%, 02/01/2031 (A)		360,000	357,995
CoreCivic, Inc. 8.250%, 04/15/2026		1,000,000	1,003,968
Covanta Holding Corp. 4.875%, 12/01/2029 (A)		570,000	490,200
Doman Building Materials Group, Ltd. 5.250%, 05/15/2026 (A)	CAD	340,000	228,353
H&E Equipment Services, Inc. 3.875%, 12/15/2028 (A)		$1,050,000	916,810
Hawaiian Brand Intellectual Property, Ltd. 5.750%, 01/20/2026 (A)		450,000	416,413
Legends Hospitality Holding Company LLC 5.000%, 02/01/2026 (A)		1,000,000	939,700
Madison IAQ LLC
4.125%, 06/30/2028 (A)		250,000	221,183
5.875%, 06/30/2029 (A)		850,000	715,699
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (A)		440,027	438,491
MIWD Holdco II LLC 5.500%, 02/01/2030 (A)		1,230,000	1,042,573
Park-Ohio Industries, Inc. 6.625%, 04/15/2027		360,000	312,300
PGT Innovations, Inc. 4.375%, 10/01/2029 (A)		470,000	436,132
PM General Purchaser LLC 9.500%, 10/01/2028 (A)		710,000	683,510
Prime Security Services Borrower LLC 6.250%, 01/15/2028 (A)		1,000,000	952,401
R.R. Donnelley & Sons Company 9.750%, 07/31/2028 (A)		380,000	380,029
Roller Bearing Company of America, Inc. 4.375%, 10/15/2029 (A)		980,000	876,777
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/2028 (A)		1,000,000	960,135
Spirit Loyalty Cayman, Ltd. 8.000%, 09/20/2025 (A)		902,000	902,989
The GEO Group, Inc.
9.500%, 12/31/2028 (A)		1,500,000	1,470,000
10.500%, 06/30/2028		360,000	360,107
Titan International, Inc. 7.000%, 04/30/2028		520,000	495,433
TransDigm, Inc. 6.750%, 08/15/2028 (A)		820,000	822,875
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026		200,415	193,400
United Airlines, Inc. 4.625%, 04/15/2029 (A)		900,000	800,236
United Rentals North America, Inc.
3.875%, 02/15/2031		360,000	307,931
5.250%, 01/15/2030		800,000	760,256
Vertiv Group Corp. 4.125%, 11/15/2028 (A)		920,000	825,941
VistaJet Malta Finance PLC
6.375%, 02/01/2030 (A)		880,000	721,584
7.875%, 05/01/2027 (A)		250,000	226,250
9.500%, 06/01/2028 (A)		80,000	73,824
High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
XPO CNW, Inc. 6.700%, 05/01/2034	$740,000	$734,931
XPO Escrow Sub LLC 7.500%, 11/15/2027 (A)	200,000	203,352
		26,490,763
Information technology – 2.9%
CA Magnum Holdings 5.375%, 10/31/2026 (A)	430,000	383,370
Central Parent, Inc. 7.250%, 06/15/2029 (A)	500,000	493,134
Clarivate Science Holdings Corp. 4.875%, 07/01/2029 (A)	320,000	279,058
CommScope Technologies LLC 5.000%, 03/15/2027 (A)	1,040,000	578,218
CommScope, Inc. 4.750%, 09/01/2029 (A)	1,400,000	1,040,393
Elastic NV 4.125%, 07/15/2029 (A)	750,000	644,724
Gen Digital, Inc. 7.125%, 09/30/2030 (A)	410,000	412,757
Open Text Corp. 6.900%, 12/01/2027 (A)	430,000	435,605
Rackspace Technology Global, Inc. 3.500%, 02/15/2028 (A)	900,000	427,189
Vericast Corp. 11.000%, 09/15/2026 (A)	860,000	896,610
		5,591,058
Materials – 4.7%
ARD Finance SA 6.500%, (6.500% Cash or 7.250% PIK), 06/30/2027 (A)	1,220,000	980,541
Ardagh Metal Packaging Finance USA LLC 4.000%, 09/01/2029 (A)	1,000,000	812,800
Arsenal AIC Parent LLC 8.000%, 10/01/2030 (A)	70,000	71,487
Canpack SA 3.875%, 11/15/2029 (A)	750,000	606,014
Cascades, Inc. 5.375%, 01/15/2028 (A)	400,000	376,500
First Quantum Minerals, Ltd.
6.875%, 10/15/2027 (A)	1,500,000	1,460,392
8.625%, 06/01/2031 (A)	1,370,000	1,394,142
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	1,160,000	1,041,151
Hudbay Minerals, Inc. 6.125%, 04/01/2029 (A)	770,000	723,927
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (A)	700,000	583,331
Midwest Vanadium Proprietary, Ltd. 11.500%, 02/15/2018 (A)(B)	1,951,648	3,903
Northwest Acquisitions ULC 7.125%, 11/01/2022 (A)(B)	1,140,000	11
Olin Corp. 5.000%, 02/01/2030	360,000	329,641
Pactiv LLC 8.375%, 04/15/2027	30,000	30,212
Summit Materials LLC 5.250%, 01/15/2029 (A)	610,000	571,414
		8,985,466
Real estate – 2.4%
Cushman & Wakefield US Borrower LLC 8.875%, 09/01/2031 (A)	200,000	201,640

The accompanying notes are an integral part of the financial statements.	42

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Diversified Healthcare Trust
4.375%, 03/01/2031	$500,000	$377,256
4.750%, 02/15/2028	270,000	206,185
9.750%, 06/15/2025	170,000	167,164
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	640,000	596,810
Forestar Group, Inc.
3.850%, 05/15/2026 (A)	580,000	537,019
5.000%, 03/01/2028 (A)	420,000	388,129
IIP Operating Partnership LP 5.500%, 05/25/2026	1,080,000	958,027
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/2032 (A)	170,000	146,789
MPT Operating Partnership LP
3.500%, 03/15/2031	300,000	194,430
4.625%, 08/01/2029	250,000	180,540
Service Properties Trust 5.500%, 12/15/2027	640,000	566,459
		4,520,448
Utilities – 0.9%
Suburban Propane Partners LP 5.000%, 06/01/2031 (A)	460,000	395,407
Sunnova Energy Corp. 5.875%, 09/01/2026 (A)	1,100,000	967,952
TransAlta Corp. 7.750%, 11/15/2029	380,000	393,460
		1,756,819
TOTAL CORPORATE BONDS (Cost $179,364,536)		$156,877,220
CONVERTIBLE BONDS – 0.7%
Communication services – 0.2%
DISH Network Corp. 3.375%, 08/15/2026	700,000	423,500
Consumer discretionary – 0.2%
DraftKings Holdings, Inc. 6.246%, 03/15/2028 (E)	530,000	400,945
Industrials – 0.2%
Spirit Airlines, Inc. 1.000%, 05/15/2026	440,000	371,580
Utilities – 0.1%
NextEra Energy Partners LP 2.500%, 06/15/2026 (A)	220,000	194,590
TOTAL CONVERTIBLE BONDS (Cost $1,762,500)		$1,390,615
TERM LOANS (F) – 6.4%
Consumer discretionary – 1.8%
Adtalem Global Education, Inc., 2021 Term Loan B (1 month SOFR + 4.000%) 9.446%, 08/12/2028	300,953	300,860
Clarios Global LP, 2023 Incremental Term Loan (1 month SOFR + 3.750%) 9.081%, 05/06/2030	390,000	388,904
Equinox Holdings, Inc. , 2020 Term Loan B2 (3 and 6 month LIBOR + 9.000%) 14.731%, 03/08/2024	407,400	391,361
First Brands Group LLC, 2021 Term Loan (6 month SOFR + 5.000%) 10.881%, 03/30/2027	361,675	356,250
Great Outdoors Group LLC, 2021 Term Loan B1 (1 month SOFR + 3.750%) 9.196%, 03/06/2028	351,047	349,622
High Yield Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (F) (continued)
Consumer discretionary (continued)
Spencer Spirit IH LLC, Term Loan B (1 month SOFR + 6.000%) 11.429%, 06/19/2026	$706,553	$699,841
Truck Hero, Inc., 2021 Term Loan B (1 month SOFR + 3.750%) 9.196%, 01/31/2028	351,900	340,270
Upbound Group, Inc., 2021 First Lien Term Loan B (3 month SOFR + 3.250%) 8.881%, 02/17/2028	585,796	583,599
		3,410,707
Financials – 1.0%
Acrisure LLC, 2020 Term Loan B (1 month LIBOR + 3.500%) 8.946%, 02/15/2027	522,450	511,536
Asurion LLC, 2021 Term Loan B9 (3 month LIBOR + 3.250%) 8.788%, 07/31/2027	782,000	751,330
Asurion LLC, 2022 Term Loan B10 (1 month SOFR + 4.000%) 9.431%, 08/19/2028	466,475	448,464
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan (3 month LIBOR + 6.750%) 12.288%, 04/07/2028	250,000	234,063
		1,945,393
Health care – 1.0%
Agiliti Health, Inc., 2023 Term Loan (1 month SOFR + 3.000%) 8.247%, 05/01/2030	240,000	238,951
Eyecare Partners LLC, 2020 Term Loan (3 month SOFR + 3.750%) 9.253%, 02/18/2027	562,061	442,022
Eyecare Partners LLC, 2022 Incremental Term Loan (3 month SOFR + 4.500%) 9.842%, 11/15/2028	437,800	342,360
LifePoint Health, Inc., 2018 Term Loan B (3 month LIBOR + 3.750%) 9.377%, 11/16/2025	478,269	473,964
US Renal Care, Inc. , 2023 Superpriority Term Loan (3 month SOFR + 5.000%) 10.346%, 06/20/2028	678,028	427,158
		1,924,455
Industrials – 0.9%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B (1 month SOFR + 3.750%) 9.181%, 05/12/2028	786,000	763,159
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 10.764%, 06/21/2027	384,000	400,013
R.R. Donnelley & Sons Company, 2023 Term Loan B (1 month SOFR + 7.250%) 12.681%, 03/08/2028	651,117	650,576
		1,813,748
Information technology – 1.5%
Dcert Buyer, Inc., 2019 Term Loan B (1 month SOFR + 4.000%) 9.331%, 10/16/2026	684,091	681,088
Dcert Buyer, Inc., 2021 2nd Lien Term Loan (1 month SOFR + 7.000%) 12.331%, 02/19/2029	880,000	819,870
Global Tel*Link Corp., 2018 1st Lien Term Loan (3 month SOFR + 4.250%) 9.769%, 11/29/2025	548,206	514,629

The accompanying notes are an integral part of the financial statements.	43

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (F) (continued)
Information technology (continued)
MRI Software LLC, 2020 Term Loan (3 month SOFR + 5.500%) 10.842%, 02/10/2026	$69,018	$67,206
MRI Software LLC, 2020 Term Loan B (3 month SOFR + 5.500%) 10.842%, 02/10/2026	120,008	116,858
Neptune Bidco US, Inc., 2022 USD Term Loan B (3 month SOFR + 5.000%) 10.398%, 04/11/2029	239,400	217,753
Peraton Corp., Term Loan B (1 month SOFR + 3.750%) 9.181%, 02/01/2028	431,826	427,171
		2,844,575
Materials – 0.2%
Arctic Canadian Diamond Company, Ltd., 2nd Lien PIK Term Loan (3 month LIBOR + 10.000% or 12.500% PIK) 10.000%, 12/31/2027 (G)	511,968	439,166
TOTAL TERM LOANS (Cost $12,863,200)		$12,378,044
ASSET BACKED SECURITIES – 6.5%
Aimco CLO, Ltd. Series 2020-12A, Class DR (3 month CME Term SOFR + 2.900%) 8.208%, 01/17/2032 (A)(C)	440,000	424,551
Ares CLO, Ltd. Series 2017-44A, Class CR (3 month CME Term SOFR + 3.662%) 8.970%, 04/15/2034 (A)(C)	410,000	407,927
Balboa Bay Loan Funding, Ltd. Series 2022-1A, Class D (3 month CME Term SOFR + 4.000%) 9.326%, 04/20/2034 (A)(C)	290,000	282,097
Ballyrock CLO, Ltd. Series 2022-19A, Class D (3 month CME Term SOFR + 7.110%) 12.436%, 04/20/2035 (A)(C)	900,000	843,600
Barings CLO, Ltd.
Series 2018-3A, Class D (3 month CME Term SOFR + 3.162%) 8.488%, 07/20/2029 (A)(C)	250,000	246,415
Series 2020-4A, Class E (3 month CME Term SOFR + 5.942%) 11.268%, 01/20/2032 (A)(C)	350,000	320,787
Series 2023-3A, Class D (3 month CME Term SOFR + 4.500%) 9.910%, 10/15/2036 (A)(C)	250,000	250,000
Battalion CLO, Ltd. Series 2021-20A, Class D (3 month CME Term SOFR + 3.362%) 8.670%, 07/15/2034 (A)(C)	250,000	228,382
BlueMountain CLO XXXI, Ltd. Series 2021-31A, Class E (3 month CME Term SOFR + 6.792%) 12.112%, 04/19/2034 (A)(C)	170,000	156,353
BlueMountain CLO, Ltd. Series 2016-2A, Class DR (3 month CME Term SOFR + 8.052%) 13.431%, 08/20/2032 (A)(C)	375,000	329,363
Bristol Park CLO, Ltd. Series 2016-1A, Class ER (3 month CME Term SOFR + 7.262%) 12.570%, 04/15/2029 (A)(C)	400,000	356,366
High Yield Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Clover CLO LLC Series 2018-1A, Class DR (3 month CME Term SOFR + 3.362%) 8.688%, 04/20/2032 (A)(C)	$320,000	$314,277
Cook Park CLO, Ltd. Series 2018-1A, Class E (3 month CME Term SOFR + 5.662%) 10.970%, 04/17/2030 (A)(C)	750,000	622,589
Dryden CLO, Ltd. Series 2018-70A, Class E (3 month CME Term SOFR + 6.312%) 11.620%, 01/16/2032 (A)(C)	750,000	691,172
Dryden Senior Loan Fund Series 2015-40A, Class DR (3 month CME Term SOFR + 3.362%) 8.726%, 08/15/2031 (A)(C)	250,000	242,441
Greenwood Park CLO, Ltd.
Series 2018-1A, Class D (3 month CME Term SOFR + 2.762%) 8.070%, 04/15/2031 (A)(C)	530,000	493,659
Series 2018-1A, Class E (3 month CME Term SOFR + 5.212%) 10.520%, 04/15/2031 (A)(C)	750,000	609,632
Greywolf CLO IV, Ltd. Series 2019-1A, Class CR (3 month CME Term SOFR + 3.910%) 9.218%, 04/17/2034 (A)(C)	390,000	365,657
Grippen Park CLO, Ltd. Series 2017-1A, Class E (3 month CME Term SOFR + 5.962%) 11.288%, 01/20/2030 (A)(C)	440,000	397,631
Halsey Point CLO I, Ltd. Series 2019-1A, Class E (3 month CME Term SOFR + 7.962%) 13.288%, 01/20/2033 (A)(C)	600,000	562,175
Magnetite XXIV, Ltd. Series 2019-24A, Class ER (3 month CME Term SOFR + 6.400%) 11.708%, 04/15/2035 (A)(C)	250,000	235,872
Mountain View CLO IX, Ltd. Series 2015-9A, Class CR (3 month CME Term SOFR + 3.382%) 8.690%, 07/15/2031 (A)(C)	670,000	587,357
Neuberger Berman Loan Advisers CLO, Ltd. Series 2017-25A, Class DR (3 month CME Term SOFR + 3.112%) 8.422%, 10/18/2029 (A)(C)	250,000	242,288
OZLM XI, Ltd. Series 2015-11A, Class CR (3 month CME Term SOFR + 3.862%) 9.231%, 10/30/2030 (A)(C)	1,000,000	981,119
Palmer Square Loan Funding, Ltd. Series 2022-3A, Class C (3 month CME Term SOFR + 5.400%) 10.708%, 04/15/2031 (A)(C)	470,000	473,760
Rockland Park CLO, Ltd. Series 2021-1A, Class E (3 month CME Term SOFR + 6.512%) 11.838%, 04/20/2034 (A)(C)	200,000	187,559
Sculptor CLO XXVI, Ltd. Series 2026-A, Class E (3 month CME Term SOFR + 7.512%) 12.838%, 07/20/2034 (A)(C)	390,000	358,248

The accompanying notes are an integral part of the financial statements.	44

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Shackleton CLO, Ltd. Series 2013-3A, Class DR (3 month CME Term SOFR + 3.282%) 8.590%, 07/15/2030 (A)(C)	$500,000	$463,977
Symphony CLO XXII, Ltd. Series 2020-22A, Class D (3 month CME Term SOFR + 3.412%) 8.722%, 04/18/2033 (A)(C)	500,000	485,477
TCI-Symphony CLO, Ltd. Series 2016-1A, Class DR2 (3 month CME Term SOFR + 3.362%) 8.663%, 10/13/2032 (A)(C)	300,000	286,523
TOTAL ASSET BACKED SECURITIES (Cost $13,142,796)		$12,447,254
COMMON STOCKS – 0.6%
Communication services – 0.0%
New Cotai, Inc., Class B (G)(H)(I)	11	0
Energy – 0.6%
Berry Corp.	75,327	645,550
Chord Energy Corp.	3,199	516,639
KCAD Holdings I, Ltd. (G)(H)(I)	752,218,031	752
MWO Holdings LLC (G)(H)(I)	1,134	7,053
Permian Production (G)(I)	35,417	21,250
		1,191,244
TOTAL COMMON STOCKS (Cost $8,212,135)		$1,191,244
PREFERRED SECURITIES – 0.5%
Energy – 0.5%
Equitrans Midstream Corp., 9.750% (9.750% to 3-31-24, then 3 month LIBOR + 8.150%)	25,612	551,426
MPLX LP, 9.538% (G)	8,687	295,358
TOTAL PREFERRED SECURITIES (Cost $852,195)		$846,784
ESCROW CERTIFICATES – 0.0%
Magellan Health, Inc. (G)(I)	$4,380,000	0
TOTAL ESCROW CERTIFICATES (Cost $0)		$0
SHORT-TERM INVESTMENTS – 0.9%
Short-term funds – 0.9%
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.2692% (J)	1,663,979	1,663,979
TOTAL SHORT-TERM INVESTMENTS (Cost $1,663,979)		$1,663,979
Total Investments (High Yield Fund) (Cost $219,125,568) – 97.8%		$187,555,293
Other assets and liabilities, net – 2.2%		4,234,455
TOTAL NET ASSETS – 100.0%		$191,789,748
High Yield Fund (continued)
Currency Abbreviations
CAD	Canadian Dollar
GBP	Pound Sterling
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $141,372,038 or 73.7% of the fund's net assets as of 8-31-23.
(B)	Non-income producing - Issuer is in default.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(F)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(G)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(H)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(I)	Non-income producing security.
(J)	The rate shown is the annualized seven-day yield as of 8-31-23.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	117	Long	Dec 2023	$12,432,432	$12,509,859	$77,427
						$77,427

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	45

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
GBP	587,667	USD	754,853	MSCS	10/20/2023	—	$(10,284)
MXN	1,466,420	USD	84,255	JPM	10/20/2023	$1,062	—
USD	151,340	CAD	200,571	BNP	10/20/2023	2,799	—
USD	280,456	EUR	254,004	MSCS	10/20/2023	4,431	—
						$8,292	$(10,284)

SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	NOVA Chemicals Corp.	441,000	USD	$441,000	5.000%	Quarterly	Jun 2027	$(8,388)	$(11,923)	$(20,311)
Centrally cleared	The Goodyear Tire & Rubber Company	590,000	USD	590,000	5.000%	Quarterly	Jun 2027	(8,123)	(40,735)	(48,858)
Centrally cleared	Xerox Holdings Corp.	237,000	USD	237,000	1.000%	Quarterly	Jun 2027	25,538	(12,205)	13,333
				$1,268,000				$9,027	$(64,863)	$(55,836)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Occidental Petroleum Corp.	0.571%	810,000	USD	$810,000	1.000%	Quarterly	Jun 2026	$(20,875)	$31,618	$10,743
Centrally cleared	Ford Motor Credit Company LLC	3.402%	1,000,000	USD	1,000,000	5.000%	Quarterly	Dec 2026	102,096	(49,600)	52,496
					$1,810,000				$81,221	$(17,982)	$63,239
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
USD	U.S. Dollar
Derivatives Abbreviations
BNP	BNP Paribas
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
See Notes to financial statements regarding investment transactions and other derivatives information.
International Strategic Equity Allocation Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 94.3%
Australia - 1.6%
Ampol, Ltd.	11,488	$261,685
ANZ Group Holdings, Ltd.	148,331	2,421,815
APA Group	57,825	335,911
Aristocrat Leisure, Ltd.	29,346	774,678
ASX, Ltd.	9,710	361,361
Aurizon Holdings, Ltd.	91,984	216,802
BHP Group, Ltd.	250,514	7,201,809
BlueScope Steel, Ltd.	22,952	310,300
Brambles, Ltd.	68,643	664,737
Cochlear, Ltd.	3,224	565,891
Coles Group, Ltd.	65,501	689,170
Commonwealth Bank of Australia	83,695	5,513,580
Computershare, Ltd.	28,457	462,624
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
CSL, Ltd.	23,876	$4,216,473
Dexus	55,168	275,681
EBOS Group, Ltd.	21,197	479,638
Endeavour Group, Ltd.	70,008	248,992
Fortescue Metals Group, Ltd.	83,724	1,152,661
Goodman Group	84,406	1,271,765
IDP Education, Ltd.	12,537	199,387
IGO, Ltd.	33,546	299,374
Insurance Australia Group, Ltd.	124,013	465,423
Lendlease Corp., Ltd.	34,021	171,313
Macquarie Group, Ltd.	18,467	2,111,342
Medibank Private, Ltd.	138,866	328,515

The accompanying notes are an integral part of the financial statements.	46

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Mineral Resources, Ltd.	8,487	$389,570
Mirvac Group	198,807	309,961
National Australia Bank, Ltd.	155,308	2,894,393
Newcrest Mining, Ltd.	44,049	734,149
Northern Star Resources, Ltd.	55,852	427,946
Orica, Ltd.	22,655	229,514
Origin Energy, Ltd.	84,965	477,805
Pilbara Minerals, Ltd.	132,548	397,381
Qantas Airways, Ltd. (A)	44,304	168,781
QBE Insurance Group, Ltd.	76,019	733,270
Ramsay Health Care, Ltd.	9,103	302,074
REA Group, Ltd.	2,574	274,434
Reece, Ltd.	10,930	143,787
Rio Tinto, Ltd.	18,579	1,345,610
Santos, Ltd.	160,529	794,303
Scentre Group	257,378	456,218
SEEK, Ltd.	16,419	245,131
Sonic Healthcare, Ltd.	22,103	459,393
South32, Ltd.	226,511	493,906
Stockland	120,543	329,221
Suncorp Group, Ltd.	64,943	569,621
Telstra Corp., Ltd. (A)	201,298	522,190
The GPT Group	96,538	261,387
The Lottery Corp., Ltd.	108,295	352,260
Transurban Group	151,852	1,300,123
Treasury Wine Estates, Ltd.	35,916	270,478
Vicinity, Ltd.	194,239	234,301
Washington H. Soul Pattinson & Company, Ltd.	11,419	243,268
Wesfarmers, Ltd.	56,029	1,950,056
Westpac Banking Corp.	173,161	2,449,782
WiseTech Global, Ltd.	8,146	365,420
Woodside Energy Group, Ltd.	93,617	2,234,846
Woolworths Group, Ltd.	59,925	1,476,724
		54,838,230
Austria - 0.1%
Erste Group Bank AG	47,697	1,701,539
OMV AG	20,240	937,275
Verbund AG	9,410	770,108
voestalpine AG	15,956	466,223
		3,875,145
Belgium - 0.5%
Ageas SA/NV	23,146	920,525
Anheuser-Busch InBev SA/NV	120,084	6,816,219
D'ieteren Group	3,007	491,116
Elia Group SA/NV	4,015	462,908
Groupe Bruxelles Lambert NV	13,809	1,111,949
KBC Group NV	34,340	2,253,054
Sofina SA	2,127	477,869
Solvay SA	10,261	1,188,200
UCB SA	17,499	1,569,612
Umicore SA	28,772	762,409
Warehouses De Pauw CVA	22,261	636,144
		16,690,005
Brazil - 1.0%
Ambev SA	618,900	1,729,703
Atacadao SA	82,800	171,551
B3 SA - Brasil Bolsa Balcao	764,260	1,995,513
Banco Bradesco SA	201,238	538,038
Banco BTG Pactual SA	156,600	1,026,807
Banco do Brasil SA	112,700	1,071,914
Banco Santander Brasil SA	47,400	259,491
BB Seguridade Participacoes SA	93,000	570,539
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
CCR SA	130,400	$328,103
Centrais Eletricas Brasileiras SA	155,800	1,109,340
Cia de Saneamento Basico do Estado de Sao Paulo	44,400	519,310
Cia Siderurgica Nacional SA	86,300	211,043
Cosan SA	158,000	558,993
CPFL Energia SA	29,200	201,367
Energisa SA	27,900	259,729
Eneva SA (A)	111,500	268,390
Engie Brasil Energia SA	25,725	218,806
Equatorial Energia SA	134,600	860,540
Hapvida Participacoes e Investimentos SA (A)(B)	688,909	592,634
Hypera SA	53,800	423,595
JBS SA	101,200	376,022
Klabin SA	98,800	454,092
Localiza Rent a Car SA	117,445	1,500,065
Lojas Renner SA	125,742	407,032
Magazine Luiza SA (A)	397,600	221,600
Natura & Company Holding SA (A)	118,400	362,943
Petroleo Brasileiro SA	483,400	3,371,661
PRIO SA (A)	98,000	918,642
Raia Drogasil SA	167,264	928,184
Rede D'Or Sao Luiz SA (B)	74,600	431,748
Rumo SA	170,500	769,515
Sendas Distribuidora SA	175,000	410,285
Suzano SA	103,527	1,048,430
Telefonica Brasil SA	55,600	464,264
TIM SA	111,700	325,037
TOTVS SA	68,500	383,718
Ultrapar Participacoes SA	95,600	350,581
Vale SA	445,838	5,859,217
Vibra Energia SA	152,600	568,855
WEG SA	219,540	1,590,674
		33,657,971
Canada - 5.2%
Agnico Eagle Mines, Ltd.	49,384	2,397,931
Air Canada (A)	18,837	318,132
Algonquin Power & Utilities Corp.	69,976	529,792
Alimentation Couche-Tard, Inc.	78,732	4,117,231
AltaGas, Ltd.	28,968	566,411
ARC Resources, Ltd.	61,623	939,942
Atco, Ltd., Class I	974	26,887
Bank of Montreal	71,473	6,155,501
Barrick Gold Corp.	175,969	2,852,073
BCE, Inc.	9,261	392,318
Brookfield Asset Management, Ltd., Class A	36,111	1,247,796
Brookfield Corp. (A)(C)	142,383	4,859,905
Brookfield Reinsurance, Ltd. (A)	790	27,362
BRP, Inc.	3,787	289,602
CAE, Inc. (A)	32,762	790,197
Cameco Corp.	43,364	1,604,648
Canadian Apartment Properties REIT	9,526	341,715
Canadian Imperial Bank of Commerce (C)	91,740	3,635,109
Canadian National Railway Company	56,980	6,418,262
Canadian Natural Resources, Ltd.	110,740	7,164,662
Canadian Pacific Kansas City, Ltd.	93,019	7,383,968
Canadian Tire Corp., Ltd., Class A	5,601	664,476
Canadian Utilities, Ltd., Class A	14,704	348,447
CCL Industries, Inc., Class B	15,363	686,628
Cenovus Energy, Inc.	142,967	2,850,452
CGI, Inc. (A)	21,427	2,234,358

The accompanying notes are an integral part of the financial statements.	47

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
CI Financial Corp.	2,662	$34,162
Constellation Software, Inc.	2,017	4,143,060
Dollarama, Inc.	28,825	1,868,974
Element Fleet Management Corp.	40,229	618,381
Emera, Inc. (C)	28,264	1,059,482
Empire Company, Ltd., Class A	16,894	440,104
Enbridge, Inc.	203,520	7,145,492
Fairfax Financial Holdings, Ltd.	2,295	1,892,577
First Capital Real Estate Investment Trust	1,903	19,351
First Quantum Minerals, Ltd.	58,986	1,584,659
FirstService Corp.	4,150	627,568
Fortis, Inc.	49,556	1,943,437
Franco-Nevada Corp.	19,289	2,778,861
George Weston, Ltd.	6,494	720,194
GFL Environmental, Inc.	23,537	762,793
Gildan Activewear, Inc.	18,657	556,451
Great-West Lifeco, Inc. (C)	31,351	900,947
Hydro One, Ltd. (B)	34,320	892,036
iA Financial Corp., Inc.	11,331	710,871
IGM Financial, Inc.	10,752	306,518
Imperial Oil, Ltd.	20,612	1,170,485
Intact Financial Corp.	17,939	2,529,144
Ivanhoe Mines, Ltd., Class A (A)	61,427	546,442
Keyera Corp.	23,689	585,212
Kinross Gold Corp.	126,880	644,166
Loblaw Companies, Ltd.	16,317	1,416,869
Lundin Mining Corp.	66,950	519,269
Magna International, Inc. (C)	27,615	1,624,364
Metro, Inc.	23,931	1,233,389
National Bank of Canada	34,724	2,420,041
Northland Power, Inc.	25,866	489,103
Nutrien, Ltd.	49,987	3,166,361
Nuvei Corp. (B)	6,598	119,098
Onex Corp.	7,293	450,631
Open Text Corp.	27,623	1,113,138
Pan American Silver Corp.	36,683	606,497
Parkland Corp.	14,295	378,217
Pembina Pipeline Corp.	56,563	1,758,175
Power Corp. of Canada	61,575	1,681,555
Quebecor, Inc., Class B	16,018	366,190
RB Global, Inc.	18,230	1,127,367
Restaurant Brands International, Inc.	29,851	2,073,354
RioCan Real Estate Investment Trust	17,816	254,608
Rogers Communications, Inc., Class B	36,210	1,473,108
Royal Bank of Canada	139,070	12,529,886
Saputo, Inc.	25,832	558,432
Shopify, Inc., Class A (A)	119,279	7,935,161
SmartCentres Real Estate Investment Trust	1,819	32,376
Sun Life Financial, Inc. (C)	61,475	2,998,681
Suncor Energy, Inc.	133,140	4,509,930
TC Energy Corp. (C)	101,926	3,681,164
Teck Resources, Ltd., Class B	45,606	1,886,074
TELUS Corp.	49,633	871,663
TFI International, Inc.	7,881	1,073,897
The Bank of Nova Scotia	119,829	5,686,379
The Descartes Systems Group, Inc. (A)	8,746	655,756
The Toronto-Dominion Bank	182,134	11,109,743
Thomson Reuters Corp.	16,345	2,104,697
TMX Group, Ltd.	29,520	653,233
Toromont Industries, Ltd.	8,526	699,394
Tourmaline Oil Corp.	32,280	1,655,329
West Fraser Timber Company, Ltd.	5,759	435,335
Wheaton Precious Metals Corp.	45,495	1,984,514
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
WSP Global, Inc.	12,653	$1,772,282
		178,430,432
Chile - 0.1%
Antofagasta PLC	42,822	784,239
Banco de Chile	5,882,591	641,688
Banco de Credito e Inversiones SA	8,804	253,278
Banco Santander Chile	8,511,271	407,312
Cencosud SA	163,505	349,999
Cia Cervecerias Unidas SA	16,159	119,425
Cia Sud Americana de Vapores SA	1,971,995	131,611
Empresas CMPC SA	149,304	271,091
Empresas COPEC SA	50,399	364,027
Enel Americas SA (A)	2,724,223	323,750
Enel Chile SA	3,689,440	248,613
Falabella SA	113,354	279,222
		4,174,255
China - 6.2%
360 Security Technology, Inc., Class A (A)	47,500	72,723
37 Interactive Entertainment Network Technology Group Company, Ltd., Class A	14,600	49,402
3Peak, Inc., Class A	782	19,700
3SBio, Inc. (A)(B)	211,719	177,054
AAC Technologies Holdings, Inc.	82,144	159,117
Advanced Micro-Fabrication Equipment, Inc., Class A (A)	4,328	90,685
AECC Aero-Engine Control Company, Ltd., Class A	11,200	34,378
AECC Aviation Power Company, Ltd., Class A	19,800	106,513
Agricultural Bank of China, Ltd., Class A	598,200	283,834
Agricultural Bank of China, Ltd., H Shares	3,462,544	1,186,803
Aier Eye Hospital Group Company, Ltd., Class A	64,784	160,272
Aima Technology Group Company, Ltd., Class A	4,800	18,675
Air China, Ltd., Class A (A)	52,000	61,773
Air China, Ltd., H Shares (A)	209,953	155,411
Akeso, Inc. (A)(B)	57,504	252,568
Alibaba Group Holding, Ltd. (A)	1,928,183	22,378,773
Aluminum Corp. of China, Ltd., A Shares	87,300	70,765
Aluminum Corp. of China, Ltd., H Shares	456,805	220,379
Amlogic Shanghai Company, Ltd., Class A (A)	3,063	36,807
Angel Yeast Company, Ltd., Class A	6,100	27,760
Anhui Conch Cement Company, Ltd., Class A	28,100	99,082
Anhui Conch Cement Company, Ltd., H Shares	143,439	399,400
Anhui Gujing Distillery Company, Ltd., B Shares	12,000	199,742
Anhui Gujing Distillery Company, Ltd., Class A	2,900	114,503
Anhui Honglu Steel Construction Group Company, Ltd., Class A	4,840	17,790
Anhui Kouzi Distillery Company, Ltd., Class A	4,600	35,970
Anhui Yingjia Distillery Company, Ltd., Class A	4,600	48,377
Anjoy Foods Group Company, Ltd., Class A	1,900	34,084
ANTA Sports Products, Ltd.	141,883	1,599,477

The accompanying notes are an integral part of the financial statements.	48

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Apeloa Pharmaceutical Company, Ltd., Class A	8,800	$21,207
Asia - Potash International Investment Guangzhou Company, Ltd., Class A (A)	5,000	19,184
ASR Microelectronics Company, Ltd., Class A (A)	2,793	26,814
Asymchem Laboratories Tianjin Company, Ltd., Class A	2,540	46,306
Autobio Diagnostics Company, Ltd., Class A	4,100	25,840
Autohome, Inc., ADR	8,761	253,193
Avary Holding Shenzhen Company, Ltd., Class A	14,100	41,300
AVIC Airborne Systems Company, Ltd.	28,980	59,699
AVIC Industry-Finance Holdings Company, Ltd., Class A	69,700	35,288
AviChina Industry & Technology Company, Ltd., H Shares	303,295	135,918
AVICOPTER PLC, Class A	5,500	28,768
Baidu, Inc., Class A (A)	262,885	4,694,926
Bank of Beijing Company, Ltd., Class A	167,200	102,497
Bank of Changsha Company, Ltd., Class A	28,900	32,253
Bank of Chengdu Company, Ltd., Class A	28,900	54,317
Bank of China, Ltd., Class A	244,000	125,476
Bank of China, Ltd., H Shares	9,332,899	3,163,080
Bank of Communications Company, Ltd., Class A	290,100	220,957
Bank of Communications Company, Ltd., H Shares	1,019,090	583,277
Bank of Hangzhou Company, Ltd., Class A	42,400	65,207
Bank of Jiangsu Company, Ltd., Class A	113,500	111,084
Bank of Nanjing Company, Ltd., Class A	74,300	80,727
Bank of Ningbo Company, Ltd., Class A	47,300	169,746
Bank of Shanghai Company, Ltd., Class A	102,200	83,410
Bank of Suzhou Company, Ltd., Class A	28,500	26,358
Baoshan Iron & Steel Company, Ltd., Class A	150,900	125,428
BBMG Corp., Class A	63,900	19,279
Beijing Capital International Airport Company, Ltd., H Shares (A)	203,850	106,741
Beijing Dabeinong Technology Group Company, Ltd., Class A	30,300	26,966
Beijing Easpring Material Technology Company, Ltd., Class A	3,400	20,670
Beijing E-Hualu Information Technology Company, Ltd., Class A (A)	3,600	14,894
Beijing Enlight Media Company, Ltd., Class A	18,200	23,320
Beijing Kingsoft Office Software, Inc., Class A	3,232	174,917
Beijing New Building Materials PLC, Class A	11,900	48,820
Beijing Roborock Technology Company, Ltd., Class A	815	32,852
Beijing Shiji Information Technology Company, Ltd., Class A (A)	15,550	28,928
Beijing Tiantan Biological Products Corp., Ltd., Class A	10,200	35,113
Beijing Tongrentang Company, Ltd., Class A	9,400	72,506
Beijing United Information Technology Company, Ltd., Class A	4,208	20,845
Beijing Wantai Biological Pharmacy Enterprise Company, Ltd., Class A	5,869	40,287
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Beijing Yanjing Brewery Company, Ltd., Class A	20,900	$29,731
Beijing-Shanghai High Speed Railway Company, Ltd., Class A	217,600	152,396
Bethel Automotive Safety Systems Company, Ltd., Class A	2,600	26,827
Betta Pharmaceuticals Company, Ltd., Class A	3,400	23,054
BGI Genomics Company, Ltd., Class A	2,700	19,877
Bilibili, Inc., Class Z (A)	22,553	340,782
Bloomage Biotechnology Corp., Ltd., Class A	3,171	40,330
BOC International China Company, Ltd., Class A	23,500	38,369
BOE Technology Group Company, Ltd., Class A	256,500	141,015
BTG Hotels Group Company, Ltd., Class A (A)	8,400	20,052
BYD Company, Ltd., Class A	12,500	427,988
BYD Company, Ltd., H Shares	114,972	3,611,349
BYD Electronic International Company, Ltd.	91,801	425,177
By-health Company, Ltd., Class A	10,600	28,094
Caitong Securities Company, Ltd., Class A	36,500	40,110
Cambricon Technologies Corp., Ltd., Class A (A)	2,709	59,171
Canmax Technologies Company, Ltd., Class A	5,160	19,107
CECEP Solar Energy Company, Ltd., Class A	25,900	21,404
CECEP Wind-Power Corp., Class A	40,500	18,659
CETC Cyberspace Security Technology Company, Ltd., Class A	6,100	20,904
CGN Power Company, Ltd., H Shares (B)	1,230,089	307,374
Changchun High & New Technology Industry Group, Inc., Class A	2,700	51,009
Changjiang Securities Company, Ltd., Class A	48,500	39,779
Changzhou Xingyu Automotive Lighting Systems Company, Ltd., Class A	1,800	36,494
Chaozhou Three-Circle Group Company, Ltd., Class A	13,300	58,533
Chengxin Lithium Group Company, Ltd., Class A	6,000	18,807
Chifeng Jilong Gold Mining Company, Ltd., Class A (A)	8,800	18,112
China Baoan Group Company, Ltd., Class A	20,000	29,229
China Cinda Asset Management Company, Ltd., H Shares	1,135,408	111,343
China CITIC Bank Corp., Ltd., H Shares	1,057,061	470,465
China Coal Energy Company, Ltd., H Shares	239,593	163,445
China Communications Services Corp., Ltd., H Shares	292,874	131,855
China Conch Venture Holdings, Ltd.	174,790	171,738
China Construction Bank Corp., Class A	81,900	67,437
China Construction Bank Corp., H Shares	11,232,124	6,009,758
China CSSC Holdings, Ltd., Class A	31,600	123,050
China Eastern Airlines Corp., Ltd., Class A (A)	63,800	38,021
China Energy Engineering Corp., Ltd., Class A	228,100	71,651

The accompanying notes are an integral part of the financial statements.	49

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Everbright Bank Company, Ltd., Class A	352,000	$145,339
China Everbright Bank Company, Ltd., H Shares	372,138	107,184
China Evergrande Group (A)	667,935	23,422
China Feihe, Ltd. (B)	427,868	257,243
China Galaxy Securities Company, Ltd., Class A	31,500	49,892
China Galaxy Securities Company, Ltd., H Shares	420,020	225,956
China Great Wall Securities Company, Ltd., Class A	33,300	40,101
China Greatwall Technology Group Company, Ltd., Class A	22,900	34,182
China Hongqiao Group, Ltd.	277,832	276,561
China Huishan Dairy Holdings Company, Ltd. (A)(D)	175,000	0
China International Capital Corp., Ltd., Class A	13,200	70,645
China International Capital Corp., Ltd., H Shares (B)	180,049	345,808
China Jushi Company, Ltd., Class A	29,700	56,886
China Lesso Group Holdings, Ltd.	125,986	69,287
China Life Insurance Company, Ltd., Class A	19,700	96,437
China Life Insurance Company, Ltd., H Shares	877,911	1,330,598
China Literature, Ltd. (A)(B)	46,850	188,146
China Longyuan Power Group Corp., Ltd., H Shares	388,016	307,152
China Meheco Company, Ltd., Class A	12,060	20,730
China Meidong Auto Holdings, Ltd.	78,817	59,361
China Mengniu Dairy Company, Ltd. (A)	368,329	1,238,494
China Merchants Bank Company, Ltd., Class A	145,900	632,661
China Merchants Bank Company, Ltd., H Shares	453,887	1,797,311
China Merchants Energy Shipping Company, Ltd., Class A	59,900	48,274
China Merchants Securities Company, Ltd., Class A	56,700	110,634
China Merchants Shekou Industrial Zone Holdings Company, Ltd., Class A	52,600	98,713
China Minsheng Banking Corp., Ltd., Class A	259,900	134,698
China Minsheng Banking Corp., Ltd., H Shares	723,767	232,463
China National Building Material Company, Ltd., H Shares	459,361	233,477
China National Chemical Engineering Company, Ltd., Class A	48,300	51,570
China National Medicines Corp., Ltd., Class A	5,200	23,239
China National Nuclear Power Company, Ltd., Class A	130,700	129,126
China National Software & Service Company, Ltd., Class A	6,060	35,873
China Northern Rare Earth Group High-Tech Company, Ltd., Class A	24,000	72,652
China Oilfield Services, Ltd., H Shares	211,334	239,343
China Pacific Insurance Group Company, Ltd., Class A	50,800	193,389
China Pacific Insurance Group Company, Ltd., H Shares	310,763	710,731
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Petroleum & Chemical Corp., Class A	213,600	$177,818
China Petroleum & Chemical Corp., H Shares	2,903,946	1,697,956
China Railway Group, Ltd., Class A	146,400	134,732
China Railway Group, Ltd., H Shares	485,115	256,641
China Railway Signal & Communication Corp., Ltd., Class A	52,733	40,607
China Rare Earth Resources and Technology Company, Ltd., Class A	6,600	25,863
China Resources Microelectronics, Ltd., Class A	8,873	71,244
China Resources Mixc Lifestyle Services, Ltd. (B)	79,281	342,584
China Resources Pharmaceutical Group, Ltd. (B)	180,750	120,659
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A	7,200	47,037
China Shenhua Energy Company, Ltd., Class A	46,000	177,779
China Shenhua Energy Company, Ltd., H Shares	394,502	1,148,204
China Southern Airlines Company, Ltd., Class A (A)	77,200	67,038
China Southern Airlines Company, Ltd., H Shares (A)	209,872	111,488
China State Construction Engineering Corp., Ltd., Class A	303,600	234,405
China Three Gorges Renewables Group Company, Ltd., Class A	196,800	132,846
China Tourism Group Duty Free Corp., Ltd., Class A	13,600	203,543
China Tourism Group Duty Free Corp., Ltd., H Shares (B)	9,236	124,031
China Tower Corp., Ltd., H Shares (B)	5,176,852	500,871
China United Network Communications, Ltd., Class A	229,200	164,068
China Vanke Company, Ltd., Class A	70,900	132,726
China Vanke Company, Ltd., H Shares	259,523	302,739
China Yangtze Power Company, Ltd., Class A	164,900	499,266
China Zhenhua Group Science & Technology Company, Ltd., Class A	3,700	46,517
China Zheshang Bank Company, Ltd., Class A	192,500	67,921
Chinasoft International, Ltd. (A)	315,998	209,441
Chongqing Brewery Company, Ltd., Class A	3,200	40,114
Chongqing Changan Automobile Company, Ltd., Class A	59,910	103,197
Chongqing Fuling Zhacai Group Company, Ltd., Class A	9,540	20,825
Chongqing Rural Commercial Bank Company, Ltd., Class A	76,200	39,318
Chongqing Zhifei Biological Products Company, Ltd., Class A	16,650	100,807
CIFI Holdings Group Company, Ltd. (A)(D)	7,348	534
CITIC Securities Company, Ltd., Class A	89,400	272,724
CITIC Securities Company, Ltd., H Shares	215,342	420,482
CITIC, Ltd.	685,235	680,027
CMOC Group, Ltd., Class A	116,800	91,700
CMOC Group, Ltd., H Shares	438,272	261,458

The accompanying notes are an integral part of the financial statements.	50

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
CNGR Advanced Material Company, Ltd., Class A	3,400	$25,583
CNNC Hua Yuan Titanium Dioxide Company, Ltd., Class A	29,355	20,839
Contemporary Amperex Technology Company, Ltd., Class A	30,620	992,919
COSCO SHIPPING Development Company, Ltd., Class A	63,900	20,874
COSCO SHIPPING Energy Transportation Company, Ltd., Class A	23,600	42,794
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	147,224	153,804
COSCO SHIPPING Holdings Company, Ltd., Class A	89,400	120,219
COSCO SHIPPING Holdings Company, Ltd., H Shares	374,991	384,548
Country Garden Holdings Company, Ltd. (A)(C)	1,440,443	163,270
Country Garden Services Holdings Company, Ltd. (C)	253,430	294,446
CRRC Corp., Ltd., Class A	173,900	141,651
CRRC Corp., Ltd., H Shares	515,773	253,952
CSC Financial Company, Ltd., Class A	30,800	109,009
CSPC Pharmaceutical Group, Ltd.	1,041,785	783,014
Daan Gene Company, Ltd., Class A	11,200	14,416
Dajin Heavy Industry Company, Ltd., Class A	4,000	13,534
Dali Foods Group Company, Ltd. (B)	229,184	109,315
Daqin Railway Company, Ltd., Class A	107,600	105,205
Daqo New Energy Corp., ADR (A)	7,049	260,602
DaShenLin Pharmaceutical Group Company, Ltd., Class A	6,804	24,870
Datang International Power Generation Company, Ltd., Class A	48,300	18,440
DHC Software Company, Ltd., Class A	24,800	22,848
Do-Fluoride New Materials Company, Ltd., Class A	5,140	11,538
Dong-E-E-Jiao Company, Ltd., Class A	5,100	36,312
Dongfang Electric Corp., Ltd., Class A	18,400	42,330
Dongfeng Motor Group Company, Ltd., H Shares	311,965	114,435
Dongxing Securities Company, Ltd., Class A	29,400	33,445
Dongyue Group, Ltd.	186,854	160,339
East Buy Holding, Ltd. (A)(B)(C)	47,865	242,474
East Money Information Company, Ltd., Class A	113,456	247,273
Ecovacs Robotics Company, Ltd., Class A	3,500	25,477
ENN Energy Holdings, Ltd.	91,977	721,616
ENN Natural Gas Company, Ltd., Class A	16,800	40,174
Eve Energy Company, Ltd., Class A	14,300	96,876
Everbright Securities Company, Ltd., Class A	28,100	66,162
Fangda Carbon New Material Company, Ltd., Class A (A)	19,700	15,754
FAW Jiefang Group Company, Ltd., Class A (A)	14,600	17,184
First Capital Securities Company, Ltd., Class A	37,600	31,024
Flat Glass Group Company, Ltd., Class A	10,700	45,306
Flat Glass Group Company, Ltd., H Shares	51,745	128,505
Focus Media Information Technology Company, Ltd., Class A	102,200	107,764
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Foshan Haitian Flavouring & Food Company, Ltd., Class A	32,244	$173,277
Fosun International, Ltd.	285,435	178,421
Founder Securities Company, Ltd., Class A	63,200	62,689
Foxconn Industrial Internet Company, Ltd., Class A	68,800	206,464
Fujian Sunner Development Company, Ltd., Class A	7,500	20,029
Fuyao Glass Industry Group Company, Ltd., Class A	14,200	74,060
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	69,174	313,002
Galaxycore, Inc., Class A	8,436	17,561
Ganfeng Lithium Group Company, Ltd., Class A	10,960	71,314
Ganfeng Lithium Group Company, Ltd., H Shares (B)	46,954	224,281
G-bits Network Technology Xiamen Company, Ltd., Class A	500	28,632
GD Power Development Company, Ltd., Class A	114,700	55,235
GDS Holdings, Ltd., Class A (A)	108,178	160,614
GEM Company, Ltd., Class A	30,000	25,761
Gemdale Corp., Class A	34,600	34,229
Genscript Biotech Corp. (A)	134,044	312,878
GF Securities Company, Ltd., Class A	43,600	90,047
GF Securities Company, Ltd., H Shares	122,345	174,570
Giant Network Group Company, Ltd., Class A	15,700	31,430
GigaDevice Semiconductor, Inc., Class A	4,500	57,962
Ginlong Technologies Company, Ltd., Class A	2,400	24,704
GoerTek, Inc., Class A	22,100	46,375
GoodWe Technologies Company, Ltd., Class A	1,277	24,268
Gotion High-tech Company, Ltd., Class A (A)	11,800	39,185
Great Wall Motor Company, Ltd., Class A	15,500	55,584
Great Wall Motor Company, Ltd., H Shares (C)	273,249	323,746
Gree Electric Appliances, Inc. of Zhuhai, Class A	20,200	99,181
Greenland Holdings Corp., Ltd., Class A (A)	88,900	35,760
Greentown China Holdings, Ltd.	116,901	138,829
Greentown Service Group Company, Ltd. (C)	158,388	73,847
GRG Banking Equipment Company, Ltd., Class A	17,300	29,790
Guangdong Haid Group Company, Ltd., Class A	10,800	71,434
Guangdong Hec Technology Holding Company, Ltd., Class A	23,300	21,725
Guangdong Kinlong Hardware Products Company, Ltd., Class A	2,400	18,774
Guanghui Energy Company, Ltd., Class A	48,400	43,690
Guangzhou Automobile Group Company, Ltd., Class A	34,000	47,046
Guangzhou Automobile Group Company, Ltd., H Shares	352,155	185,440
Guangzhou Baiyun International Airport Company, Ltd., Class A (A)	14,000	22,662
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., Class A	11,200	47,518

The accompanying notes are an integral part of the financial statements.	51

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Guangzhou Great Power Energy & Technology Company, Ltd., Class A (A)	2,500	$12,278
Guangzhou Haige Communications Group, Inc. Company, Class A	17,300	25,118
Guangzhou Kingmed Diagnostics Group Company, Ltd., Class A	3,300	27,070
Guangzhou Shiyuan Electronic Technology Company, Ltd., Class A	4,300	31,417
Guangzhou Tinci Materials Technology Company, Ltd., Class A	12,900	58,051
Guangzhou Yuexiu Capital Holdings Group Company, Ltd., Class A	29,945	28,237
Guolian Securities Company, Ltd., Class A (A)	19,100	28,463
Guosen Securities Company, Ltd., Class A	48,600	61,887
Guotai Junan Securities Company, Ltd., Class A	57,900	115,741
Guoyuan Securities Company, Ltd., Class A	34,800	33,160
H World Group, Ltd., ADR (A)	22,590	909,925
Haidilao International Holding, Ltd. (B)	193,816	527,144
Haier Smart Home Company, Ltd., Class A	43,500	140,248
Haier Smart Home Company, Ltd., H Shares	282,786	875,868
Hainan Airlines Holding Company, Ltd., Class A (A)	245,300	52,565
Hainan Airport Infrastructure Company, Ltd., Class A (A)	69,900	38,455
Haitian International Holdings, Ltd.	63,963	137,350
Haitong Securities Company, Ltd., Class A	76,000	102,556
Haitong Securities Company, Ltd., H Shares	327,971	203,500
Hangzhou Binjiang Real Estate Group Company, Ltd., Class A	21,100	30,402
Hangzhou Chang Chuan Technology Company, Ltd., Class A	4,300	22,032
Hangzhou First Applied Material Company, Ltd., Class A	13,508	57,758
Hangzhou Lion Electronics Company, Ltd., Class A	4,500	20,358
Hangzhou Oxygen Plant Group Company, Ltd., Class A	6,500	27,262
Hangzhou Robam Appliances Company, Ltd., Class A	6,200	23,381
Hangzhou Silan Microelectronics Company, Ltd., Class A	9,500	32,999
Hangzhou Tigermed Consulting Company, Ltd., A Shares	2,600	23,698
Hangzhou Tigermed Consulting Company, Ltd., H Shares (B)	13,394	73,109
Hansoh Pharmaceutical Group Company, Ltd. (B)	135,299	175,795
Haohua Chemical Science & Technology Company, Ltd., Class A	4,400	20,284
Hebei Hengshui Laobaigan Liquor Company, Ltd., Class A	6,600	21,334
Hebei Yangyuan Zhihui Beverage Company, Ltd., Class A	7,900	26,598
Heilongjiang Agriculture Company, Ltd., Class A	11,700	21,523
Henan Shenhuo Coal & Power Company, Ltd., Class A	15,300	33,299
Henan Shuanghui Investment & Development Company, Ltd., Class A	24,300	89,530
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Hengan International Group Company, Ltd.	74,690	$277,052
Hengdian Group DMEGC Magnetics Company, Ltd., Class A	12,400	27,890
Hengli Petrochemical Company, Ltd., Class A (A)	49,400	97,336
Hengtong Optic-electric Company, Ltd., Class A	19,500	37,811
Hengyi Petrochemical Company, Ltd., Class A (A)	26,600	27,992
Hesteel Company, Ltd., Class A	70,800	21,944
Hithink RoyalFlush Information Network Company, Ltd., Class A	3,900	89,596
Hongfa Technology Company, Ltd., Class A	2,920	14,074
Hoshine Silicon Industry Company, Ltd., Class A	5,700	48,325
Hoymiles Power Electronics, Inc., Class A	510	18,653
Hoyuan Green Energy Company, Ltd., Class A	3,534	20,188
Hua Hong Semiconductor, Ltd. (A)(B)	66,732	173,953
Huadian Power International Corp., Ltd., Class A	55,200	38,524
Huadong Medicine Company, Ltd., Class A	12,400	64,581
Huafon Chemical Company, Ltd., Class A	35,500	34,060
Huagong Tech Company, Ltd., Class A	6,400	27,518
Huaibei Mining Holdings Company, Ltd., Class A	18,700	30,094
Hualan Biological Engineering, Inc., Class A	12,000	34,948
Huaneng Power International, Inc., Class A (A)	60,400	67,416
Huaneng Power International, Inc., H Shares (A)	494,352	246,917
Huatai Securities Company, Ltd., Class A	55,700	121,534
Huatai Securities Company, Ltd., H Shares (B)	154,306	203,035
Huaxi Securities Company, Ltd., Class A	20,200	23,613
Huaxia Bank Company, Ltd., Class A	101,500	77,133
Huaxin Cement Company, Ltd., Class A	7,300	13,204
Huayu Automotive Systems Company, Ltd., Class A	24,300	62,630
Hubei Feilihua Quartz Glass Company, Ltd., Class A	3,300	21,279
Hubei Jumpcan Pharmaceutical Company, Ltd., Class A	6,300	22,649
Hubei Xingfa Chemicals Group Company, Ltd., Class A	7,500	20,888
Huizhou Desay Sv Automotive Company, Ltd., Class A	3,900	77,822
Humanwell Healthcare Group Company, Ltd., Class A	12,300	39,448
Hunan Changyuan Lico Company, Ltd., Class A	9,252	11,944
Hunan Valin Steel Company, Ltd., Class A	47,200	38,313
Hundsun Technologies, Inc., Class A	13,800	68,158
Hygeia Healthcare Holdings Company, Ltd. (B)	40,602	205,496
Iflytek Company, Ltd., Class A	16,500	123,949
Imeik Technology Development Company, Ltd., Class A	1,500	90,268
Industrial & Commercial Bank of China, Ltd., Class A	437,600	277,300

The accompanying notes are an integral part of the financial statements.	52

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Industrial & Commercial Bank of China, Ltd., H Shares	6,616,826	$3,033,665
Industrial Bank Company, Ltd., Class A	149,100	323,527
Industrial Securities Company, Ltd., Class A	67,300	59,236
Ingenic Semiconductor Company, Ltd., Class A	3,400	34,407
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A (A)	307,600	75,552
Inner Mongolia Dian Tou Energy Corp., Ltd., Class A	16,000	29,044
Inner Mongolia Junzheng Energy & Chemical Industry Group Company, Ltd., Class A	66,400	38,076
Inner Mongolia Yili Industrial Group Company, Ltd., Class A	45,600	162,764
Inner Mongolia Yitai Coal Company, Ltd., Class B (A)	127,373	169,696
Inner Mongolia Yuan Xing Energy Company, Ltd., Class A	26,000	25,168
Innovent Biologics, Inc. (A)(B)	133,521	597,125
Inspur Electronic Information Industry Company, Ltd., Class A	10,000	53,508
iQIYI, Inc., ADR (A)	51,800	261,072
IRay Technology Company, Ltd., Class A	607	20,463
Isoftstone Information Technology Group Company, Ltd., Class A	6,950	19,656
JA Solar Technology Company, Ltd., Class A	22,088	84,295
Jafron Biomedical Company, Ltd., Class A	4,000	11,757
Jason Furniture Hangzhou Company, Ltd., Class A	5,030	28,741
JCET Group Company, Ltd., Class A	12,200	54,520
JD Health International, Inc. (A)(B)	129,258	696,916
JD Logistics, Inc. (A)(B)	227,694	303,510
JD.com, Inc., Class A	272,953	4,533,232
Jiangsu Eastern Shenghong Company, Ltd., Class A	43,300	68,245
Jiangsu Expressway Company, Ltd., H Shares	142,837	128,991
Jiangsu Hengli Hydraulic Company, Ltd., Class A	9,700	82,743
Jiangsu Hengrui Pharmaceuticals Company, Ltd., Class A	44,300	254,245
Jiangsu King's Luck Brewery JSC, Ltd., Class A	8,400	69,004
Jiangsu Pacific Quartz Company, Ltd., Class A	2,200	28,799
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., Class A	10,600	194,951
Jiangsu Yangnong Chemical Company, Ltd., Class A	2,730	23,924
Jiangsu Yoke Technology Company, Ltd., Class A	3,500	32,564
Jiangsu Yuyue Medical Equipment & Supply Company, Ltd., Class A	7,900	36,671
Jiangsu Zhongtian Technology Company, Ltd., Class A	22,900	45,770
Jiangxi Copper Company, Ltd., Class A	13,100	33,848
Jiangxi Copper Company, Ltd., H Shares	128,515	200,163
Jiangxi Special Electric Motor Company, Ltd., Class A (A)	9,900	12,318
Jinduicheng Molybdenum Company, Ltd., Class A	21,700	32,293
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Jinko Solar Company, Ltd., Class A	44,668	$66,082
JiuGui Liquor Company, Ltd., Class A	2,200	27,027
Jiumaojiu International Holdings, Ltd. (B)	109,448	175,543
Jizhong Energy Resources Company, Ltd., Class A	26,600	22,236
Joincare Pharmaceutical Group Industry Company, Ltd., Class A	15,700	24,578
Joinn Laboratories China Company, Ltd., Class A	3,976	13,102
Jointown Pharmaceutical Group Company, Ltd., Class A	21,969	31,116
Jonjee Hi-Tech Industrial And Commercial Holding Company, Ltd., Class A (A)	4,800	22,234
Juewei Food Company, Ltd., Class A	4,500	22,021
Juneyao Airlines Company, Ltd., Class A (A)	15,000	32,636
Kanzhun, Ltd., ADR (A)	21,056	311,629
KE Holdings, Inc., ADR (A)	76,554	1,316,729
Keda Industrial Group Company, Ltd., Class A	15,600	21,535
Kingdee International Software Group Company, Ltd. (A)	321,412	496,618
Kingsoft Corp., Ltd.	110,796	441,626
Kuaishou Technology (A)(B)	269,471	2,205,869
Kuang-Chi Technologies Company, Ltd., Class A	16,700	34,160
Kunlun Tech Company, Ltd., Class A (A)	8,700	43,069
Kweichow Moutai Company, Ltd., Class A	8,800	2,233,147
LB Group Company, Ltd., Class A	16,500	41,025
Lenovo Group, Ltd.	844,690	954,776
Lens Technology Company, Ltd., Class A	35,700	60,188
Lepu Medical Technology Beijing Company, Ltd., Class A	13,800	30,650
Li Auto, Inc., Class A (A)	130,798	2,723,195
Li Ning Company, Ltd.	276,102	1,304,943
Liaoning Port Company, Ltd., Class A	128,000	27,736
Lingyi iTech Guangdong Company, Class A	43,100	35,501
Livzon Pharmaceutical Group, Inc., Class A	5,300	25,037
Longfor Group Holdings, Ltd. (B)	222,827	470,299
LONGi Green Energy Technology Company, Ltd., Class A	53,440	194,979
Lufax Holding, Ltd., ADR	78,552	95,048
Luxi Chemical Group Company, Ltd., Class A	17,200	23,973
Luxshare Precision Industry Company, Ltd., Class A	49,900	225,680
Luzhou Laojiao Company, Ltd., Class A	10,200	325,184
Mango Excellent Media Company, Ltd., Class A	13,700	55,547
Maxscend Microelectronics Company, Ltd., Class A	3,600	61,216
Meihua Holdings Group Company, Ltd., Class A	19,500	24,422
Meinian Onehealth Healthcare Holdings Company, Ltd., Class A (A)	23,400	21,827
Meituan, Class B (A)(B)	589,446	9,754,833
Metallurgical Corp. of China, Ltd., Class A	130,600	65,201
Microport Scientific Corp. (A)	93,153	159,516
Ming Yang Smart Energy Group, Ltd., Class A	15,600	31,933
MINISO Group Holding, Ltd., ADR	11,048	286,143
Minth Group, Ltd.	87,559	259,923

The accompanying notes are an integral part of the financial statements.	53

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Montage Technology Company, Ltd., Class A	7,545	$53,034
Muyuan Foods Company, Ltd., Class A	38,600	214,715
Nanjing King-Friend Biochemical Pharmaceutical Company, Ltd., Class A	11,760	19,096
Nanjing Securities Company, Ltd., Class A	25,900	29,322
NARI Technology Company, Ltd., Class A	56,448	184,247
National Silicon Industry Group Company, Ltd., Class A (A)	16,926	47,235
NAURA Technology Group Company, Ltd., Class A	3,700	137,683
NavInfo Company, Ltd., Class A (A)	13,100	18,519
NetEase, Inc.	229,496	4,754,575
New China Life Insurance Company, Ltd., Class A	16,400	91,205
New China Life Insurance Company, Ltd., H Shares	96,717	241,958
New Hope Liuhe Company, Ltd., Class A (A)	29,100	46,561
New Oriental Education & Technology Group, Inc. (A)	177,858	964,926
Ninestar Corp., Class A	9,200	35,306
Ningbo Deye Technology Company, Ltd., Class A	3,080	38,953
Ningbo Joyson Electronic Corp., Class A	8,900	22,391
Ningbo Orient Wires & Cables Company, Ltd., Class A	5,200	26,381
Ningbo Ronbay New Energy Technology Company, Ltd., Class A	2,785	19,468
Ningbo Shanshan Company, Ltd., Class A	15,200	28,376
Ningbo Tuopu Group Company, Ltd., Class A	7,700	82,389
Ningxia Baofeng Energy Group Company, Ltd., Class A	50,400	94,841
NIO, Inc., ADR (A)(C)	159,172	1,634,696
Nongfu Spring Company, Ltd., H Shares (B)	204,606	1,149,151
North Industries Group Red Arrow Company, Ltd., Class A	11,200	23,436
Offcn Education Technology Company, Ltd., Class A (A)	44,300	25,928
Offshore Oil Engineering Company, Ltd., Class A	25,100	20,077
Oppein Home Group, Inc., Class A	3,800	51,056
Orient Securities Company, Ltd., Class A	58,900	80,622
Ovctek China, Inc., Class A	5,600	20,255
Pangang Group Vanadium Titanium & Resources Company, Ltd., Class A (A)	66,300	34,111
Perfect World Company, Ltd., Class A	15,800	29,933
PetroChina Company, Ltd., Class A	147,500	156,950
PetroChina Company, Ltd., H Shares	2,466,130	1,778,983
Pharmaron Beijing Company, Ltd., Class A	11,625	47,439
Pharmaron Beijing Company, Ltd., H Shares (B)	34,809	81,164
PICC Property & Casualty Company, Ltd., H Shares	811,292	932,952
Ping An Bank Company, Ltd., Class A	138,000	210,684
Ping An Healthcare and Technology Company, Ltd. (A)(B)	64,516	161,038
Ping An Insurance Group Company of China, Ltd., Class A	76,700	514,079
Ping An Insurance Group Company of China, Ltd., H Shares	739,162	4,425,473
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Pingdingshan Tianan Coal Mining Company, Ltd., Class A	12,700	$14,865
Poly Developments and Holdings Group Company, Ltd., Class A	83,800	161,089
Pop Mart International Group, Ltd. (B)	54,207	176,313
Porton Pharma Solutions, Ltd., Class A	3,800	12,834
Postal Savings Bank of China Company, Ltd., Class A	210,200	140,182
Postal Savings Bank of China Company, Ltd., H Shares (B)	937,504	462,406
Power Construction Corp. of China, Ltd., Class A	123,200	87,040
Pylon Technologies Company, Ltd., Class A	1,344	25,493
Qi An Xin Technology Group, Inc., Class A (A)	3,703	27,216
Qifu Technology, Inc., ADR	12,939	219,963
Qinghai Salt Lake Industry Company, Ltd., Class A (A)	36,100	88,576
Raytron Technology Company, Ltd., Class A	3,030	21,288
Risen Energy Company, Ltd., Class A	8,200	22,586
Riyue Heavy Industry Company, Ltd., Class A	6,100	13,525
Rockchip Electronics Company, Ltd., Class A	2,100	18,871
Rongsheng Petrochemical Company, Ltd., Class A	69,800	115,396
SAIC Motor Corp., Ltd., Class A	57,700	113,785
Sailun Group Company, Ltd., Class A	22,200	37,639
Sanan Optoelectronics Company, Ltd., Class A	35,000	75,350
Sangfor Technologies, Inc., Class A (A)	2,700	40,444
Sany Heavy Equipment International Holdings Company, Ltd.	127,354	198,441
Sany Heavy Industry Company, Ltd., Class A	61,300	130,381
Satellite Chemical Company, Ltd., Class A	25,143	52,731
SDIC Capital Company, Ltd., Class A	54,000	54,300
SDIC Power Holdings Company, Ltd., Class A	49,800	86,837
Seazen Holdings Company, Ltd., Class A (A)	18,300	36,544
Seres Group Company, Ltd., Class A (A)	9,900	49,028
SF Holding Company, Ltd., Class A	34,200	203,897
SG Micro Corp., Class A	3,170	33,638
Shaanxi Coal Industry Company, Ltd., Class A	68,800	157,026
Shan Xi Hua Yang Group New Energy Company, Ltd., Class A	28,350	29,396
Shandong Buchang Pharmaceuticals Company, Ltd., Class A	7,800	18,737
Shandong Gold Mining Company, Ltd., Class A	23,600	84,335
Shandong Gold Mining Company, Ltd., H Shares (B)	80,787	162,681
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	15,200	68,975
Shandong Linglong Tyre Company, Ltd., Class A	9,000	26,869
Shandong Nanshan Aluminum Company, Ltd., Class A	87,000	37,209
Shandong Sun Paper Industry JSC, Ltd., Class A	17,300	27,196

The accompanying notes are an integral part of the financial statements.	54

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	287,895	$286,653
Shanghai Aiko Solar Energy Company, Ltd., Class A	11,140	33,926
Shanghai Bairun Investment Holding Group Company, Ltd., Class A	7,820	34,395
Shanghai Baosight Software Company, Ltd., Class A	11,760	77,410
Shanghai Baosight Software Company, Ltd., Class B	68,868	156,444
Shanghai Construction Group Company, Ltd., Class A	56,500	21,710
Shanghai Electric Group Company, Ltd., Class A (A)	86,000	52,683
Shanghai Electric Power Company, Ltd., Class A	20,500	25,746
Shanghai Fosun Pharmaceutical Group Company, Ltd., Class A	15,500	59,342
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	58,288	136,844
Shanghai Friendess Electronic Technology Corp., Ltd., Class A	893	32,275
Shanghai Fudan Microelectronics Group Company, Ltd., Class A	3,186	23,081
Shanghai Fudan Microelectronics Group Company, Ltd., H Shares (C)	33,245	79,576
Shanghai International Airport Company, Ltd., Class A (A)	8,700	46,877
Shanghai International Port Group Company, Ltd., Class A	51,000	35,704
Shanghai Jinjiang International Hotels Company, Ltd., Class A	7,100	37,621
Shanghai Junshi Biosciences Company, Ltd., Class A (A)	5,110	26,716
Shanghai Lingang Holdings Corp., Ltd., Class A	10,800	17,601
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., B Shares	118,380	48,604
Shanghai M&G Stationery, Inc., Class A	5,500	28,411
Shanghai Pharmaceuticals Holding Company, Ltd., Class A	19,500	47,797
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	86,496	142,211
Shanghai Pudong Development Bank Company, Ltd., Class A	214,700	205,725
Shanghai Putailai New Energy Technology Company, Ltd., Class A	14,110	63,345
Shanghai RAAS Blood Products Company, Ltd., Class A	44,000	42,953
Shanghai Rural Commercial Bank Company, Ltd., Class A	69,400	55,424
Shanghai Yuyuan Tourist Mart Group Company, Ltd., Class A	30,800	31,082
Shanxi Coal International Energy Group Company, Ltd., Class A	14,600	33,594
Shanxi Coking Coal Energy Group Company, Ltd., Class A	37,700	43,047
Shanxi Lu'an Environmental Energy Development Company, Ltd., Class A	19,500	43,543
Shanxi Meijin Energy Company, Ltd., Class A (A)	25,800	25,344
Shanxi Securities Company, Ltd., Class A	29,400	24,423
Shanxi Taigang Stainless Steel Company, Ltd., Class A	34,800	18,811
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., Class A	8,500	$282,370
Shede Spirits Company, Ltd., Class A	2,400	44,418
Shenergy Company, Ltd., Class A	29,400	26,298
Shenghe Resources Holding Company, Ltd., Class A	11,500	17,435
Shengyi Technology Company, Ltd., Class A	17,100	34,749
Shennan Circuits Company, Ltd., Class A	3,400	30,858
Shenwan Hongyuan Group Company, Ltd., Class A	171,500	102,575
Shenzhen Capchem Technology Company, Ltd., Class A	5,240	34,507
Shenzhen Dynanonic Company, Ltd., Class A	1,740	22,414
Shenzhen Energy Group Company, Ltd., Class A	29,200	25,951
Shenzhen Inovance Technology Company, Ltd., Class A	9,300	87,170
Shenzhen Kaifa Technology Company, Ltd., Class A	9,900	24,207
Shenzhen Kangtai Biological Products Company, Ltd., Class A	7,220	27,569
Shenzhen Kedali Industry Company, Ltd., Class A	1,600	25,507
Shenzhen Kstar Science And Technology Company, Ltd., Class A	3,300	13,717
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., Class A	8,400	311,420
Shenzhen New Industries Biomedical Engineering Company, Ltd., Class A	5,500	45,880
Shenzhen Overseas Chinese Town Company, Ltd., Class A (A)	53,700	32,099
Shenzhen Salubris Pharmaceuticals Company, Ltd., Class A	7,200	27,295
Shenzhen SC New Energy Technology Corp., Class A	2,300	27,951
Shenzhen Sed Industry Company, Ltd., Class A	7,100	26,699
Shenzhen Senior Technology Material Company, Ltd., Class A	10,485	20,206
Shenzhen Sunlord Electronics Company, Ltd., Class A	5,700	20,933
Shenzhen Transsion Holdings Company, Ltd., Class A	5,404	108,890
Shenzhen YUTO Packaging Technology Company, Ltd., Class A	5,700	18,866
Shenzhou International Group Holdings, Ltd.	96,791	991,756
Shijiazhuang Yiling Pharmaceutical Company, Ltd., Class A	11,500	36,710
Shuangliang Eco-Energy Systems Company, Ltd., Class A	13,800	19,285
Sichuan Chuantou Energy Company, Ltd., Class A	30,300	62,174
Sichuan Hebang Biotechnology Company, Ltd., Class A	71,500	23,445
Sichuan Kelun Pharmaceutical Company, Ltd., Class A	10,300	38,293
Sichuan New Energy Power Company, Ltd., Class A (A)	10,400	17,998
Sichuan Road and Bridge Group Company, Ltd., Class A	50,600	61,766
Sichuan Swellfun Company, Ltd., Class A	3,000	27,268

The accompanying notes are an integral part of the financial statements.	55

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Sichuan Yahua Industrial Group Company, Ltd., Class A	9,000	$19,343
Sieyuan Electric Company, Ltd., Class A	5,400	37,892
Silergy Corp.	42,000	375,478
Sinolink Securities Company, Ltd., Class A	32,000	41,277
Sinoma International Engineering Company, Class A	20,800	33,548
Sinoma Science & Technology Company, Ltd., Class A	12,900	38,794
Sinomine Resource Group Company, Ltd., Class A	4,980	25,414
Sinopec Shanghai Petrochemical Company, Ltd., Class A (A)	33,500	13,916
Sinopharm Group Company, Ltd., H Shares	157,353	456,626
Skshu Paint Company, Ltd., Class A (A)	3,300	34,163
Smoore International Holdings, Ltd. (B)(C)	213,334	215,526
Songcheng Performance Development Company, Ltd., Class A	18,100	30,825
SooChow Securities Company, Ltd., Class A	40,100	45,027
Southwest Securities Company, Ltd., Class A	51,300	29,716
Spring Airlines Company, Ltd., Class A (A)	7,000	56,343
StarPower Semiconductor, Ltd., Class A	1,000	27,172
Sungrow Power Supply Company, Ltd., Class A	10,400	142,320
Sunny Optical Technology Group Company, Ltd.	82,664	674,967
Sunresin New Materials Company, Ltd., Class A	3,400	28,350
Sunwoda Electronic Company, Ltd., Class A	14,200	30,845
Suzhou Dongshan Precision Manufacturing Company, Ltd., Class A	11,000	28,340
Suzhou Maxwell Technologies Company, Ltd., Class A	1,884	39,413
TAL Education Group, ADR (A)	52,630	371,042
Tangshan Jidong Cement Company, Ltd., Class A	14,700	15,287
TBEA Company, Ltd., Class A	35,710	72,022
TCL Technology Group Corp., Class A (A)	132,770	74,610
TCL Zhonghuan Renewable Energy Technology Company, Ltd., Class A	28,400	99,758
Tencent Holdings, Ltd.	724,995	30,044,059
Tencent Music Entertainment Group, ADR (A)	83,241	567,704
The People's Insurance Company Group of China, Ltd., Class A	73,100	58,639
The People's Insurance Company Group of China, Ltd., H Shares	1,054,879	359,063
Thunder Software Technology Company, Ltd., Class A	3,200	35,040
Tianjin 712 Communication & Broadcasting Company, Ltd., Class A	5,400	19,720
Tianma Microelectronics Company, Ltd., Class A (A)	12,200	14,388
Tianqi Lithium Corp., Class A	10,400	82,052
Tianshan Aluminum Group Company, Ltd., Class A	30,600	26,462
Tianshui Huatian Technology Company, Ltd., Class A	21,600	26,613
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Tibet Summit Resources Company, Ltd., Class A (A)	5,300	$10,528
Tingyi Cayman Islands Holding Corp.	227,102	333,454
Titan Wind Energy Suzhou Company, Ltd., Class A (A)	12,000	21,379
Toly Bread Company, Ltd., Class A	9,808	11,744
Tongcheng Travel Holdings, Ltd. (A)	143,112	320,722
TongFu Microelectronics Company, Ltd., Class A	10,800	30,180
Tongkun Group Company, Ltd., Class A (A)	18,600	37,825
Tongling Nonferrous Metals Group Company, Ltd., Class A	61,500	26,993
Tongwei Company, Ltd., Class A	30,400	133,744
Topchoice Medical Corp., Class A (A)	2,000	25,573
Topsports International Holdings, Ltd. (B)	213,128	173,566
TravelSky Technology, Ltd., H Shares	109,173	195,467
Trina Solar Company, Ltd., Class A	15,247	71,189
Trip.com Group, Ltd. (A)	63,949	2,518,693
Tsingtao Brewery Company, Ltd., Class A	5,400	67,407
Tsingtao Brewery Company, Ltd., H Shares	72,597	603,691
Unigroup Guoxin Microelectronics Company, Ltd., Class A (A)	6,179	78,509
Uni-President China Holdings, Ltd.	150,163	111,043
Unisplendour Corp., Ltd., Class A (A)	20,600	76,076
Universal Scientific Industrial Shanghai Company, Ltd., Class A	9,500	19,229
Verisilicon Microelectronics Shanghai Company, Ltd., Class A (A)	3,009	27,583
Vipshop Holdings, Ltd., ADR (A)	41,473	654,859
Walvax Biotechnology Company, Ltd., Class A	11,700	37,907
Wanda Film Holding Company, Ltd., Class A (A)	15,300	28,257
Wanhua Chemical Group Company, Ltd., Class A	22,100	284,309
Weibo Corp., ADR	8,266	106,631
Weichai Power Company, Ltd., Class A	51,200	82,736
Weichai Power Company, Ltd., H Shares	227,633	294,881
Weihai Guangwei Composites Company, Ltd., Class A	5,700	21,873
Wens Foodstuffs Group Company, Ltd., Class A	45,600	104,155
Western Mining Company, Ltd., Class A	19,300	33,736
Western Securities Company, Ltd., Class A	34,900	32,316
Western Superconducting Technologies Company, Ltd., Class A	4,351	28,329
Will Semiconductor Company, Ltd., Class A	8,345	105,425
Wingtech Technology Company, Ltd., Class A (A)	8,200	51,881
Wintime Energy Group Company, Ltd., Class A (A)	137,000	27,445
Wuchan Zhongda Group Company, Ltd., Class A	42,900	27,370
Wuhan Guide Infrared Company, Ltd., Class A	23,278	24,597
Wuliangye Yibin Company, Ltd., Class A	27,300	583,859
WUS Printed Circuit Kunshan Company, Ltd., Class A	12,400	35,881
WuXi AppTec Company, Ltd., Class A	18,100	202,835
WuXi AppTec Company, Ltd., H Shares (B)	41,894	459,085

The accompanying notes are an integral part of the financial statements.	56

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Wuxi Autowell Technology Company, Ltd., Class A	827	$19,113
WuXi Biologics Cayman, Inc. (A)(B)	443,620	2,500,954
XCMG Construction Machinery Company, Ltd., Class A	86,400	71,737
Xiamen C & D, Inc., Class A	19,900	29,683
Xiamen Faratronic Company, Ltd., Class A	1,600	24,926
Xiamen Tungsten Company, Ltd., Class A	8,600	20,465
Xiaomi Corp., Class B (A)(B)	1,784,434	2,813,015
Xinjiang Daqo New Energy Company, Ltd., Class A	11,456	65,247
Xinjiang Goldwind Science & Technology Company, Ltd., Class A	25,200	32,821
Xinjiang Zhongtai Chemical Company, Ltd., Class A	14,100	12,998
Xinyi Solar Holdings, Ltd.	567,086	473,175
XPeng, Inc., A Shares (A)	120,276	1,080,977
Xtep International Holdings, Ltd.	165,363	163,582
Yadea Group Holdings, Ltd. (B)	140,485	270,104
Yangzhou Yangjie Electronic Technology Company, Ltd., Class A	4,100	20,068
Yankuang Energy Group Company, Ltd., Class A	28,200	66,520
Yankuang Energy Group Company, Ltd., H Shares	265,065	416,122
Yantai Jereh Oilfield Services Group Company, Ltd., Class A	7,800	30,579
Yealink Network Technology Corp., Ltd., Class A	8,880	45,085
Yifeng Pharmacy Chain Company, Ltd., Class A	6,340	30,942
Yihai International Holding, Ltd. (A)	59,699	111,878
Yihai Kerry Arawana Holdings Company, Ltd., Class A	10,300	50,380
Yintai Gold Company, Ltd., Class A	19,800	38,888
Yonghui Superstores Company, Ltd., Class A (A)	48,100	21,249
YongXing Special Materials Technology Company, Ltd., Class A	4,050	27,648
Yonyou Network Technology Company, Ltd., Class A	22,500	56,037
Youngor Group Company, Ltd., Class A	37,300	35,570
Youngy Company, Ltd., Class A	1,700	11,973
YTO Express Group Company, Ltd., Class A	24,400	50,576
Yuan Longping High-tech Agriculture Company, Ltd., Class A (A)	9,500	19,609
Yum China Holdings, Inc. (New York Stock Exchange)	48,848	2,622,649
Yunda Holding Company, Ltd., Class A	20,100	27,137
Yunnan Aluminium Company, Ltd., Class A	25,200	49,743
Yunnan Baiyao Group Company, Ltd., Class A	13,240	99,270
Yunnan Botanee Bio-Technology Group Company, Ltd., Class A	2,600	36,310
Yunnan Energy New Material Company, Ltd., Class A	6,900	62,881
Yunnan Tin Company, Ltd., Class A	10,000	19,138
Yunnan Yuntianhua Company, Ltd., Class A	12,500	29,570
Zai Lab, Ltd. (A)	107,875	280,918
Zangge Mining Company, Ltd., Class A	10,700	32,973
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., Class A	4,200	$159,338
Zhaojin Mining Industry Company, Ltd., H Shares	147,743	206,810
Zhefu Holding Group Company, Ltd., Class A	25,800	13,974
Zhejiang Century Huatong Group Company, Ltd., Class A (A)	48,100	35,680
Zhejiang China Commodities City Group Company, Ltd., Class A	39,900	44,892
Zhejiang Chint Electrics Company, Ltd., Class A	14,800	50,288
Zhejiang Dahua Technology Company, Ltd., Class A	22,000	65,157
Zhejiang Dingli Machinery Company, Ltd., Class A	3,600	26,248
Zhejiang Expressway Company, Ltd., H Shares	150,255	112,200
Zhejiang Huahai Pharmaceutical Company, Ltd., Class A	11,500	26,464
Zhejiang Huayou Cobalt Company, Ltd., Class A	11,410	62,526
Zhejiang Jingsheng Mechanical & Electrical Company, Ltd., Class A	9,100	70,326
Zhejiang Jiuzhou Pharmaceutical Company, Ltd., Class A	5,700	21,272
Zhejiang Juhua Company, Ltd., Class A	20,200	45,379
Zhejiang Longsheng Group Company, Ltd., Class A	23,800	30,075
Zhejiang NHU Company, Ltd., Class A	23,380	52,222
Zhejiang Sanhua Intelligent Controls Company, Ltd., Class A	11,800	48,057
Zhejiang Supcon Technology Company, Ltd., Class A	4,711	32,564
Zhejiang Supor Company, Ltd., Class A	2,800	18,283
Zhejiang Weiming Environment Protection Company, Ltd., Class A	11,080	27,204
Zhejiang Weixing New Building Materials Company, Ltd., Class A	9,600	26,607
Zhejiang Wolwo Bio-Pharmaceutical Company, Ltd., Class A	2,600	11,400
Zhejiang Zheneng Electric Power Company, Ltd., Class A (A)	75,600	45,675
Zheshang Securities Company, Ltd., Class A	33,400	47,157
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)	80,904	239,966
Zhongji Innolight Company, Ltd., Class A	5,800	91,190
Zhongjin Gold Corp., Ltd., Class A	31,900	48,316
Zhongsheng Group Holdings, Ltd.	83,554	254,575
Zhongtai Securities Company, Ltd., Class A	47,800	47,945
Zhuzhou CRRC Times Electric Company, Ltd., Class A	5,190	31,114
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	60,592	211,171
Zhuzhou Kibing Group Company, Ltd., Class A	19,500	23,333
Zibo Qixiang Tengda Chemical Company, Ltd., Class A	13,800	11,592
Zijin Mining Group Company, Ltd., Class A	145,500	245,077
Zijin Mining Group Company, Ltd., H Shares	634,396	993,690

The accompanying notes are an integral part of the financial statements.	57

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zoomlion Heavy Industry Science and Technology Company, Ltd., Class A	51,300	$45,486
ZTE Corp., Class A	29,100	141,400
ZTE Corp., H Shares	87,575	281,853
ZTO Express Cayman, Inc., ADR	49,313	1,239,729
		210,971,122
Colombia - 0.0%
Bancolombia SA	33,227	236,378
Interconexion Electrica SA ESP	58,084	212,712
		449,090
Czech Republic - 0.0%
CEZ AS	21,142	899,758
Komercni banka AS	9,844	307,392
Moneta Money Bank AS (B)	43,931	163,639
		1,370,789
Denmark - 2.0%
A.P. Moller - Maersk A/S, Series A	404	721,980
A.P. Moller - Maersk A/S, Series B	719	1,305,247
Carlsberg A/S, Class B	13,616	1,968,846
Chr. Hansen Holding A/S	14,539	948,009
Coloplast A/S, B Shares	16,449	1,873,470
Danske Bank A/S	95,216	2,137,251
Demant A/S (A)	12,713	518,998
DSV A/S	25,748	4,889,535
Genmab A/S (A)	9,116	3,492,663
Novo Nordisk A/S, B Shares	229,009	42,241,565
Novozymes A/S, B Shares	28,255	1,223,040
Orsted A/S (B)	26,097	1,674,246
Pandora A/S	12,604	1,305,249
ROCKWOOL A/S, B Shares	1,288	328,723
Tryg A/S	50,569	964,821
Vestas Wind Systems A/S (A)	139,731	3,228,501
		68,822,144
Finland - 0.6%
Elisa OYJ	19,170	941,077
Fortum OYJ	60,963	818,401
Kesko OYJ, B Shares	37,272	727,561
Kone OYJ, B Shares	46,323	2,107,200
Metso OYJ	90,082	1,034,641
Neste OYJ	57,558	2,105,651
Nokia OYJ	730,868	2,922,795
Nordea Bank ABP	158,376	1,735,051
Orion OYJ, Class B	14,536	594,094
Sampo OYJ, A Shares	63,268	2,777,093
Stora Enso OYJ, R Shares	79,365	1,009,331
UPM-Kymmene OYJ	72,819	2,492,054
Wartsila OYJ ABP	64,726	821,432
		20,086,381
France - 9.2%
Accor SA	31,590	1,129,764
Aeroports de Paris	5,006	658,829
Air Liquide SA	89,592	16,187,167
Airbus SE	101,589	14,863,213
Alstom SA	55,314	1,525,365
Amundi SA (B)	10,807	643,283
Arkema SA	9,653	1,008,731
AXA SA	315,784	9,487,708
BioMerieux	7,059	729,052
BNP Paribas SA	190,451	12,316,038
Bollore SE	150,202	888,495
Bouygues SA	35,042	1,209,999
Bureau Veritas SA	50,037	1,340,399
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Capgemini SE	28,187	$5,260,302
Carrefour SA	101,464	1,939,358
Cie de Saint-Gobain SA	83,887	5,457,039
Cie Generale des Etablissements Michelin SCA	116,219	3,636,029
Covivio SA	7,822	381,393
Credit Agricole SA	207,990	2,621,776
Danone SA	109,700	6,394,730
Dassault Aviation SA	4,341	852,400
Dassault Systemes SE	114,166	4,524,462
Edenred	42,625	2,716,209
Eiffage SA	12,425	1,228,003
Engie SA	312,439	5,031,600
EssilorLuxottica SA	49,795	9,359,321
Eurazeo SE	7,384	435,081
Gecina SA	7,760	830,132
Getlink SE	60,575	1,013,869
Hermes International SCA	5,414	11,134,911
Ipsen SA	6,440	834,267
Kering SA	12,732	6,808,191
Klepierre SA	36,386	961,087
La Francaise des Jeux SAEM (B)	17,667	638,833
Legrand SA	45,689	4,501,260
L'Oreal SA	41,200	18,096,396
LVMH Moet Hennessy Louis Vuitton SE	47,241	39,949,775
Orange SA	318,225	3,572,608
Pernod Ricard SA	35,306	6,928,942
Publicis Groupe SA	39,188	3,057,765
Remy Cointreau SA	3,881	600,364
Renault SA	33,009	1,331,890
Safran SA	58,637	9,397,485
Sanofi	194,203	20,683,423
Sartorius Stedim Biotech	4,744	1,345,453
Schneider Electric SE	91,655	15,710,458
Schneider Electric SE (Euronext London Exchange)	1,178	202,244
SEB SA	4,274	469,139
Societe Generale SA	124,810	3,536,017
Sodexo SA	15,133	1,623,476
Teleperformance SE	10,082	1,393,048
Thales SA	18,107	2,640,536
TotalEnergies SE	404,402	25,367,728
Unibail-Rodamco-Westfield (A)	20,190	1,077,637
Valeo SE	35,232	684,851
Veolia Environnement SA	115,883	3,615,199
Vinci SA	90,849	10,119,512
Vivendi SE	122,770	1,118,174
Wendel SE	4,515	412,544
Worldline SA (A)(B)	40,906	1,331,336
		312,814,296
Germany - 6.1%
adidas AG	27,453	5,478,804
Allianz SE	68,683	16,695,431
BASF SE	151,587	7,672,946
Bayer AG	166,700	9,120,592
Bayerische Motoren Werke AG	56,239	5,915,180
Bechtle AG	13,918	676,637
Beiersdorf AG	17,001	2,226,033
Brenntag SE	26,120	2,112,698
Carl Zeiss Meditec AG, Bearer Shares	6,766	671,087
Commerzbank AG	179,804	1,975,595
Continental AG	18,657	1,383,946
Covestro AG (A)(B)	32,725	1,737,841

The accompanying notes are an integral part of the financial statements.	58

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Daimler Truck Holding AG	83,808	$2,948,925
Delivery Hero SE (A)(B)	29,385	1,071,896
Deutsche Bank AG	330,203	3,592,207
Deutsche Boerse AG	32,223	5,720,364
Deutsche Lufthansa AG (A)	100,892	901,002
Deutsche Telekom AG	549,580	11,762,968
DHL Group	170,716	7,961,018
E.ON SE	379,930	4,676,819
Evonik Industries AG	35,421	678,672
Fresenius Medical Care AG & Company KGaA	34,743	1,672,789
Fresenius SE & Company KGaA	71,650	2,297,045
GEA Group AG	25,464	1,004,132
Hannover Rueck SE	10,321	2,195,057
Heidelberg Materials AG	24,519	1,971,493
HelloFresh SE (A)	27,613	889,916
Henkel AG & Company KGaA	16,913	1,168,829
Infineon Technologies AG	221,660	7,921,181
Knorr-Bremse AG	12,142	829,306
LEG Immobilien SE (A)	12,511	900,999
Mercedes-Benz Group AG	145,252	10,628,796
Merck KGaA	21,965	3,943,278
MTU Aero Engines AG	9,161	2,138,369
Muenchener Rueckversicherungs-Gesellschaft AG	23,888	9,272,359
Nemetschek SE	9,726	671,733
Puma SE	17,829	1,194,876
Rational AG	862	656,629
Rheinmetall AG	7,431	2,018,448
RWE AG	107,035	4,407,352
SAP SE	177,162	24,714,921
Scout24 SE (B)	12,636	870,450
Siemens AG	128,972	19,375,601
Siemens Energy AG (A)	88,358	1,257,501
Siemens Healthineers AG (B)	47,731	2,389,524
Symrise AG	22,520	2,347,599
Talanx AG	11,060	743,490
Telefonica Deutschland Holding AG	149,688	284,581
Volkswagen AG	4,891	698,950
Vonovia SE	121,698	2,919,939
Wacker Chemie AG	3,120	459,548
Zalando SE (A)(B)	37,940	1,179,386
		208,004,738
Hong Kong - 1.9%
AIA Group, Ltd.	1,613,274	14,597,323
Alibaba Health Information Technology, Ltd. (A)	543,746	321,024
Beijing Enterprises Holdings, Ltd.	58,970	220,931
Beijing Enterprises Water Group, Ltd.	485,340	111,817
BOC Hong Kong Holdings, Ltd.	513,301	1,426,100
Bosideng International Holdings, Ltd.	445,812	174,943
Budweiser Brewing Company APAC, Ltd. (B)	234,316	507,399
C&D International Investment Group, Ltd.	69,246	175,974
China Everbright Environment Group, Ltd.	443,333	161,490
China Gas Holdings, Ltd.	315,502	322,024
China Jinmao Holdings Group, Ltd.	672,360	95,200
China Medical System Holdings, Ltd.	159,843	230,216
China Merchants Port Holdings Company, Ltd.	166,231	198,860
China Overseas Land & Investment, Ltd.	448,752	946,008
China Overseas Property Holdings, Ltd.	152,224	181,752
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Power International Development, Ltd.	567,969	$202,423
China Resources Beer Holdings Company, Ltd.	188,162	1,104,764
China Resources Cement Holdings, Ltd.	273,330	90,536
China Resources Gas Group, Ltd.	108,373	304,243
China Resources Land, Ltd.	375,211	1,585,904
China Resources Power Holdings Company, Ltd.	224,808	440,138
China Ruyi Holdings, Ltd. (A)	705,326	187,036
China State Construction International Holdings, Ltd.	233,116	259,282
China Taiping Insurance Holdings Company, Ltd.	171,529	180,469
China Traditional Chinese Medicine Holdings Company, Ltd.	347,316	135,767
Chow Tai Fook Jewellery Group, Ltd.	228,031	345,778
CK Asset Holdings, Ltd.	274,073	1,512,271
CK Hutchison Holdings, Ltd.	373,134	2,033,579
CK Infrastructure Holdings, Ltd.	86,299	436,208
CLP Holdings, Ltd.	226,844	1,778,805
COSCO SHIPPING Ports, Ltd.	180,534	111,153
ESR Group, Ltd. (B)	269,901	404,994
Far East Horizon, Ltd.	157,693	107,731
Futu Holdings, Ltd., ADR (A)(C)	7,609	453,496
Galaxy Entertainment Group, Ltd. (A)	302,387	1,998,689
GCL Technology Holdings, Ltd.	2,376,736	411,665
Geely Automobile Holdings, Ltd.	701,860	871,273
Guangdong Investment, Ltd.	344,587	268,993
Hang Lung Properties, Ltd.	244,852	326,109
Hang Seng Bank, Ltd.	104,933	1,337,279
Henderson Land Development Company, Ltd.	200,796	551,415
HKT Trust & HKT, Ltd.	518,846	552,917
Hong Kong & China Gas Company, Ltd.	1,535,498	1,128,534
Hong Kong Exchanges & Clearing, Ltd.	166,685	6,460,414
Hongkong Land Holdings, Ltd.	153,246	543,651
Jardine Matheson Holdings, Ltd.	21,967	1,044,382
Kingboard Holdings, Ltd.	77,354	175,535
Kingboard Laminates Holdings, Ltd.	103,587	86,089
Kunlun Energy Company, Ltd.	449,215	328,863
Link REIT	350,085	1,735,734
MTR Corp., Ltd.	211,712	883,361
New World Development Company, Ltd.	208,084	441,841
Nine Dragons Paper Holdings, Ltd. (A)	190,339	105,621
Orient Overseas International, Ltd.	15,227	204,214
Power Assets Holdings, Ltd.	191,306	941,710
Prudential PLC	304,015	3,702,621
Shenzhen International Holdings, Ltd.	165,252	117,467
Sino Biopharmaceutical, Ltd.	1,206,160	457,844
Sino Land Company, Ltd.	507,297	581,098
SITC International Holdings Company, Ltd.	185,947	346,812
Sun Hung Kai Properties, Ltd.	200,863	2,261,049
Swire Pacific, Ltd., Class A	60,625	499,877
Swire Properties, Ltd.	161,125	336,714
Techtronic Industries Company, Ltd.	190,113	1,875,025
Vinda International Holdings, Ltd.	42,189	97,619
Want Want China Holdings, Ltd.	545,564	360,831
WH Group, Ltd. (B)	1,160,366	597,583
Wharf Real Estate Investment Company, Ltd.	230,027	958,656
Xinyi Glass Holdings, Ltd.	226,149	333,615

The accompanying notes are an integral part of the financial statements.	59

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Yuexiu Property Company, Ltd.	210,075	$260,278
		64,531,016
Hungary - 0.1%
MOL Hungarian Oil & Gas PLC	55,755	421,621
OTP Bank NYRT	29,325	1,195,796
Richter Gedeon NYRT	17,240	431,680
		2,049,097
India - 4.3%
ABB India, Ltd.	7,876	416,873
ACC, Ltd.	9,691	235,737
Adani Enterprises, Ltd.	25,564	748,095
Adani Green Energy, Ltd. (A)	47,038	529,838
Adani Ports & Special Economic Zone, Ltd.	78,665	752,369
Adani Power, Ltd. (A)	115,454	447,612
Ambuja Cements, Ltd.	88,366	456,286
Apollo Hospitals Enterprise, Ltd.	15,028	874,830
Asian Paints, Ltd.	57,027	2,241,297
AU Small Finance Bank, Ltd. (B)	24,235	211,103
Aurobindo Pharma, Ltd.	39,163	392,970
Avenue Supermarts, Ltd. (A)(B)	24,009	1,077,169
Axis Bank, Ltd.	339,422	3,979,540
Bajaj Auto, Ltd.	10,124	563,275
Bajaj Finance, Ltd.	40,530	3,505,986
Bajaj Finserv, Ltd.	57,153	1,027,723
Bajaj Holdings & Investment, Ltd.	3,965	354,734
Balkrishna Industries, Ltd.	11,325	318,406
Bandhan Bank, Ltd. (B)	107,275	297,446
Bank of Baroda	154,945	349,972
Berger Paints India, Ltd.	35,395	308,101
Bharat Electronics, Ltd.	548,854	884,106
Bharat Forge, Ltd.	37,558	486,051
Bharat Petroleum Corp., Ltd.	112,238	461,032
Bharti Airtel, Ltd.	331,607	3,431,104
Britannia Industries, Ltd.	16,067	865,473
CG Power & Industrial Solutions, Ltd.	90,069	455,606
Cholamandalam Investment and Finance Company, Ltd.	61,707	835,192
Cipla, Ltd.	78,511	1,187,636
Coal India, Ltd.	228,542	635,256
Colgate-Palmolive India, Ltd.	17,894	418,281
Container Corp. of India, Ltd.	41,123	333,351
Dabur India, Ltd.	92,838	621,279
Divi's Laboratories, Ltd.	17,690	765,112
DLF, Ltd.	92,744	564,132
Dr. Reddy's Laboratories, Ltd.	16,174	1,096,465
Eicher Motors, Ltd.	20,420	823,651
GAIL India, Ltd.	346,519	482,479
Godrej Consumer Products, Ltd. (A)	60,891	740,079
Godrej Properties, Ltd. (A)	18,475	365,830
Grasim Industries, Ltd.	39,385	850,899
Havells India, Ltd.	36,934	617,852
HCL Technologies, Ltd.	141,151	2,001,669
HDFC Bank, Ltd.	413,649	7,860,513
HDFC Life Insurance Company, Ltd. (B)	145,093	1,131,283
Hero MotoCorp, Ltd.	16,324	575,435
Hindalco Industries, Ltd.	184,408	1,025,243
Hindustan Aeronautics, Ltd.	12,712	600,022
Hindustan Petroleum Corp., Ltd. (A)	85,390	255,755
Hindustan Unilever, Ltd.	122,338	3,709,569
ICICI Bank, Ltd.	771,290	8,913,945
ICICI Lombard General Insurance Company, Ltd. (B)	36,525	577,781
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
ICICI Prudential Life Insurance Company, Ltd. (B)	55,143	$373,863
Indian Oil Corp., Ltd.	424,098	455,632
Indian Railway Catering & Tourism Corp., Ltd.	35,727	290,349
Indraprastha Gas, Ltd.	45,865	258,185
Info Edge India, Ltd.	10,513	549,422
Infosys, Ltd.	494,608	8,577,410
InterGlobe Aviation, Ltd. (A)(B)	20,108	591,713
ITC, Ltd.	445,122	2,361,792
Jindal Steel & Power, Ltd.	53,521	442,142
Jio Financial Services, Ltd. (A)	419,627	1,216,512
JSW Steel, Ltd.	90,214	849,451
Jubilant Foodworks, Ltd.	58,736	363,338
Kotak Mahindra Bank, Ltd.	163,111	3,463,557
Larsen & Toubro, Ltd.	102,768	3,369,538
LTIMindtree, Ltd. (B)	13,200	833,484
Lupin, Ltd.	30,595	403,251
Mahindra & Mahindra, Ltd.	138,919	2,645,215
Marico, Ltd.	76,410	529,841
Maruti Suzuki India, Ltd.	20,244	2,443,769
Max Healthcare Institute, Ltd. (A)	116,133	823,861
Mphasis, Ltd.	11,347	331,681
MRF, Ltd.	281	368,558
Muthoot Finance, Ltd.	17,851	271,544
Nestle India, Ltd.	5,005	1,328,516
NTPC, Ltd.	651,702	1,724,793
Oil & Natural Gas Corp., Ltd.	467,581	981,803
Page Industries, Ltd.	904	438,721
Petronet LNG, Ltd.	111,417	289,567
PI Industries, Ltd.	11,300	494,065
Pidilite Industries, Ltd.	22,611	683,855
Power Grid Corp. of India, Ltd.	520,676	1,540,578
Reliance Industries, Ltd.	491,864	14,295,103
Samvardhana Motherson International, Ltd.	351,335	405,529
SBI Cards & Payment Services, Ltd.	41,612	409,903
SBI Life Insurance Company, Ltd. (B)	67,621	1,059,380
Shree Cement, Ltd.	1,352	388,523
Shriram Finance, Ltd.	41,843	972,254
Siemens, Ltd.	13,260	628,220
Sona BLW Precision Forgings, Ltd. (B)	60,976	437,979
SRF, Ltd.	22,127	630,152
State Bank of India	267,535	1,814,465
Sun Pharmaceutical Industries, Ltd.	143,051	1,920,485
Tata Consultancy Services, Ltd.	136,074	5,518,421
Tata Consumer Products, Ltd.	82,890	837,442
Tata Elxsi, Ltd.	5,115	447,313
Tata Motors, Ltd.	247,705	1,798,757
Tata Steel, Ltd.	1,092,568	1,629,524
Tech Mahindra, Ltd.	79,954	1,161,323
The Indian Hotels Company, Ltd.	126,911	645,583
The Tata Power Company, Ltd.	213,796	635,324
Titan Company, Ltd.	52,802	1,983,367
Torrent Pharmaceuticals, Ltd.	15,035	334,936
Trent, Ltd.	26,665	661,122
Tube Investments of India, Ltd.	15,672	543,782
TVS Motor Company, Ltd.	35,076	603,776
UltraTech Cement, Ltd.	17,247	1,730,901
United Spirits, Ltd. (A)	43,499	530,169
UPL, Ltd.	72,432	517,612
Varun Beverages, Ltd.	67,580	736,064
Vedanta, Ltd.	110,887	310,576
Wipro, Ltd.	205,489	1,016,036
Yes Bank, Ltd. (A)	1,904,166	386,229

The accompanying notes are an integral part of the financial statements.	60

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Zomato, Ltd. (A)	640,677	$761,611
		147,709,310
Indonesia - 0.5%
Adaro Energy Indonesia Tbk PT	1,875,366	328,540
Aneka Tambang Tbk	1,080,662	140,986
Astra International Tbk PT	2,671,051	1,130,134
Bank Central Asia Tbk PT	7,230,014	4,352,509
Bank Mandiri Persero Tbk PT	4,880,689	1,930,010
Bank Negara Indonesia Persero Tbk PT	992,762	597,847
Bank Rakyat Indonesia Persero Tbk PT	8,925,449	3,251,506
Barito Pacific Tbk PT	3,664,556	257,430
Charoen Pokphand Indonesia Tbk PT (A)	968,882	329,130
GoTo Gojek Tokopedia Tbk PT (A)	109,000,398	685,950
Indah Kiat Pulp & Paper Tbk PT	368,850	220,280
Indofood CBP Sukses Makmur Tbk PT	300,836	221,260
Indofood Sukses Makmur Tbk PT	598,130	278,684
Kalbe Farma Tbk PT	2,736,725	325,592
Merdeka Copper Gold Tbk PT (A)	1,552,882	344,200
Sarana Menara Nusantara Tbk PT	2,576,357	174,219
Semen Indonesia Persero Tbk PT	438,275	195,570
Sumber Alfaria Trijaya Tbk PT	2,160,916	411,802
Telkom Indonesia Persero Tbk PT	6,482,464	1,584,566
Unilever Indonesia Tbk PT	992,032	239,048
United Tractors Tbk PT	195,778	334,060
Vale Indonesia Tbk PT	321,258	124,333
		17,457,656
Ireland - 0.9%
AerCap Holdings NV (A)	22,997	1,414,775
AIB Group PLC	183,373	834,631
Bank of Ireland Group PLC	148,184	1,475,584
CRH PLC	102,594	5,902,618
DCC PLC	10,844	593,353
Experian PLC	100,853	3,522,154
Flutter Entertainment PLC (A)	24,401	4,437,707
James Hardie Industries PLC, CHESS Depositary Interest (A)	21,839	656,420
Kerry Group PLC, Class A	22,046	2,056,897
Kingspan Group PLC	21,416	1,809,536
PDD Holdings, Inc., ADR (A)	58,904	5,829,729
Smurfit Kappa Group PLC	30,108	1,263,047
Smurfit Kappa Group PLC	6,453	270,911
		30,067,362
Israel - 0.4%
Azrieli Group, Ltd.	5,739	307,646
Bank Hapoalim BM	175,134	1,449,960
Bank Leumi Le-Israel BM	212,807	1,651,918
Check Point Software Technologies, Ltd. (A)	13,340	1,795,431
CyberArk Software, Ltd. (A)	5,638	936,134
Elbit Systems, Ltd.	3,703	726,798
ICL Group, Ltd.	106,227	634,792
Israel Discount Bank, Ltd., Class A	170,290	851,687
Mizrahi Tefahot Bank, Ltd.	21,190	696,736
Monday.com, Ltd. (A)	2,613	463,651
Nice, Ltd. (A)	8,788	1,712,812
Teva Pharmaceutical Industries, Ltd., ADR (A)	153,662	1,499,741
Tower Semiconductor, Ltd. (A)	15,043	438,855
Wix.com, Ltd. (A)	7,471	737,911
		13,904,072
Italy - 1.7%
Amplifon SpA	21,487	697,756
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Assicurazioni Generali SpA	176,988	$3,665,955
Davide Campari-Milano NV	89,103	1,164,134
DiaSorin SpA	4,362	460,614
Enel SpA	1,400,346	9,403,093
Eni SpA	399,607	6,178,734
Ferrari NV	21,657	6,866,623
FinecoBank Banca Fineco SpA	104,098	1,422,754
Infrastrutture Wireless Italiane SpA (B)	56,988	705,078
Intesa Sanpaolo SpA	2,775,931	7,412,861
Mediobanca Banca di Credito Finanziario SpA	95,404	1,245,460
Moncler SpA	35,447	2,401,703
Nexi SpA (A)(B)	101,758	730,042
Poste Italiane SpA (B)	90,666	1,006,479
Prysmian SpA	43,699	1,785,391
Recordati Industria Chimica e Farmaceutica SpA	17,978	901,201
Snam SpA	342,961	1,769,801
Telecom Italia SpA (A)	1,693,963	525,522
Terna - Rete Elettrica Nazionale	240,456	1,982,939
UniCredit SpA	317,351	7,731,672
		58,057,812
Japan - 14.2%
Advantest Corp.	26,521	3,319,651
Aeon Company, Ltd. (C)	89,785	1,860,721
AGC, Inc.	28,342	994,334
Aisin Corp.	20,489	683,778
Ajinomoto Company, Inc.	62,312	2,639,714
ANA Holdings, Inc. (A)	21,623	488,142
Asahi Group Holdings, Ltd.	66,840	2,600,435
Asahi Intecc Company, Ltd.	30,285	614,347
Asahi Kasei Corp.	172,790	1,115,341
Astellas Pharma, Inc.	250,012	3,782,773
Azbil Corp.	15,771	525,387
Bandai Namco Holdings, Inc.	82,776	1,920,182
BayCurrent Consulting, Inc.	18,140	623,520
Bridgestone Corp.	79,034	3,068,555
Brother Industries, Ltd.	31,857	539,134
Canon, Inc.	138,493	3,408,876
Capcom Company, Ltd.	23,994	1,012,144
Central Japan Railway Company	19,902	2,551,824
Chubu Electric Power Company, Inc.	89,229	1,189,297
Chugai Pharmaceutical Company, Ltd.	92,890	2,831,466
Concordia Financial Group, Ltd.	147,617	654,097
CyberAgent, Inc.	59,569	379,042
Dai Nippon Printing Company, Ltd.	30,043	820,938
Daifuku Company, Ltd.	42,348	781,557
Dai-ichi Life Holdings, Inc.	131,048	2,435,607
Daiichi Sankyo Company, Ltd.	255,888	7,536,839
Daikin Industries, Ltd.	36,534	6,315,219
Daito Trust Construction Company, Ltd.	8,506	938,079
Daiwa House Industry Company, Ltd.	82,955	2,304,139
Daiwa House REIT Investment Corp. (C)	301	571,198
Daiwa Securities Group, Inc.	186,764	1,062,062
Denso Corp.	59,937	4,090,858
Dentsu Group, Inc.	27,967	835,264
Disco Corp.	12,724	2,514,828
East Japan Railway Company	41,530	2,348,071
Eisai Company, Ltd.	34,825	2,201,504
ENEOS Holdings, Inc.	395,748	1,486,087
FANUC Corp.	132,802	3,777,069
Fast Retailing Company, Ltd.	24,191	5,549,689
Fuji Electric Company, Ltd.	17,564	827,626

The accompanying notes are an integral part of the financial statements.	61

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
FUJIFILM Holdings Corp.	51,755	$3,058,537
Fujitsu, Ltd.	24,352	3,043,803
GLP J-REIT	605	570,552
GMO Payment Gateway, Inc.	5,719	362,145
Hakuhodo DY Holdings, Inc.	32,053	304,099
Hamamatsu Photonics KK	19,334	894,555
Hankyu Hanshin Holdings, Inc.	31,300	1,123,400
Hikari Tsushin, Inc.	2,791	464,326
Hirose Electric Company, Ltd.	4,088	494,955
Hitachi Construction Machinery Company, Ltd.	15,054	468,091
Hitachi, Ltd.	129,898	8,633,312
Honda Motor Company, Ltd.	213,408	6,896,577
Hoshizaki Corp.	15,016	576,289
Hoya Corp.	49,333	5,473,544
Hulic Company, Ltd.	52,718	473,083
Ibiden Company, Ltd.	15,612	940,625
Idemitsu Kosan Company, Ltd.	28,432	605,213
Iida Group Holdings Company, Ltd.	22,243	364,271
Inpex Corp.	133,935	1,875,603
Isuzu Motors, Ltd.	80,667	1,032,663
ITOCHU Corp.	164,583	6,176,692
Itochu Techno-Solutions Corp.	12,983	385,484
Japan Airlines Company, Ltd.	19,653	404,728
Japan Exchange Group, Inc.	69,853	1,218,778
Japan Metropolitan Fund Investment Corp.	947	635,902
Japan Post Bank Company, Ltd.	203,897	1,636,083
Japan Post Holdings Company, Ltd.	306,065	2,346,494
Japan Post Insurance Company, Ltd.	29,745	478,807
Japan Real Estate Investment Corp.	175	727,266
Japan Tobacco, Inc.	166,226	3,639,732
JFE Holdings, Inc.	68,025	1,074,667
JSR Corp.	24,611	686,919
Kajima Corp.	58,827	982,573
Kao Corp.	64,304	2,483,913
Kawasaki Kisen Kaisha, Ltd. (A)	19,253	645,191
KDDI Corp.	207,190	6,159,227
Keio Corp.	13,956	482,887
Keisei Electric Railway Company, Ltd.	17,611	674,359
Keyence Corp.	26,904	11,169,783
Kikkoman Corp.	18,677	1,078,895
Kintetsu Group Holdings Company, Ltd.	24,711	782,166
Kirin Holdings Company, Ltd.	107,603	1,510,666
Kobayashi Pharmaceutical Company, Ltd.	6,933	342,315
Kobe Bussan Company, Ltd.	20,687	515,400
Koei Tecmo Holdings Company, Ltd.	15,503	240,789
Koito Manufacturing Company, Ltd.	28,752	487,936
Komatsu, Ltd.	128,184	3,647,886
Konami Group Corp.	13,879	805,387
Kose Corp.	4,626	383,656
Kubota Corp.	140,209	2,256,456
Kurita Water Industries, Ltd.	14,388	560,488
Kyocera Corp.	44,417	2,278,134
Kyowa Kirin Company, Ltd.	37,493	685,439
Lasertec Corp.	10,436	1,622,169
Lixil Corp.	40,019	501,264
M3, Inc.	60,919	1,214,287
Makita Corp.	30,960	848,677
Marubeni Corp.	211,813	3,460,730
MatsukiyoCocokara & Company	15,771	928,604
Mazda Motor Corp.	78,739	820,375
McDonald's Holdings Company Japan, Ltd.	11,691	465,209
MEIJI Holdings Company, Ltd.	30,343	760,853
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
MINEBEA MITSUMI, Inc.	50,668	$859,108
MISUMI Group, Inc.	39,539	688,756
Mitsubishi Chemical Group Corp.	178,210	1,063,862
Mitsubishi Corp.	171,702	8,469,192
Mitsubishi Electric Corp.	267,966	3,491,082
Mitsubishi Estate Company, Ltd.	155,677	1,982,859
Mitsubishi HC Capital, Inc.	121,840	791,577
Mitsubishi Heavy Industries, Ltd.	44,350	2,511,636
Mitsubishi UFJ Financial Group, Inc.	1,579,254	12,598,784
Mitsui & Company, Ltd.	181,595	6,763,564
Mitsui Chemicals, Inc.	23,814	645,569
Mitsui Fudosan Company, Ltd.	124,844	2,733,225
Mitsui OSK Lines, Ltd.	47,821	1,324,208
Mizuho Financial Group, Inc.	333,113	5,489,378
MonotaRO Company, Ltd.	34,304	405,140
MS&AD Insurance Group Holdings, Inc.	59,998	2,154,627
Murata Manufacturing Company, Ltd.	79,452	4,444,806
NEC Corp.	33,906	1,787,216
Nexon Company, Ltd.	54,071	1,096,976
NGK Insulators, Ltd.	32,534	431,603
Nidec Corp.	57,774	3,006,239
Nintendo Company, Ltd.	143,663	6,159,823
Nippon Building Fund, Inc.	209	882,656
Nippon Express Holdings, Inc.	10,101	524,539
Nippon Paint Holdings Company, Ltd.	130,614	1,009,197
Nippon Prologis REIT, Inc.	301	605,365
Nippon Sanso Holdings Corp.	23,833	574,665
Nippon Shinyaku Company, Ltd.	7,350	321,757
Nippon Steel Corp. (C)	111,942	2,647,242
Nippon Telegraph & Telephone Corp.	4,127,390	4,765,633
Nippon Yusen KK (C)	67,192	1,787,603
Nissan Chemical Corp.	17,583	753,083
Nissan Motor Company, Ltd.	321,591	1,367,475
Nisshin Seifun Group, Inc.	26,637	351,305
Nissin Foods Holdings Company, Ltd.	8,539	745,731
Nitori Holdings Company, Ltd.	11,053	1,258,139
Nitto Denko Corp.	20,803	1,419,234
Nomura Holdings, Inc.	408,688	1,582,282
Nomura Real Estate Holdings, Inc.	15,114	380,321
Nomura Real Estate Master Fund, Inc.	578	679,496
Nomura Research Institute, Ltd.	53,135	1,527,055
NTT Data Group Corp.	87,297	1,173,770
Obayashi Corp.	89,164	807,536
Obic Company, Ltd.	9,640	1,676,089
Odakyu Electric Railway Company, Ltd.	40,459	601,609
Oji Holdings Corp.	117,633	481,161
Olympus Corp.	166,267	2,245,671
Omron Corp.	24,225	1,168,916
Ono Pharmaceutical Company, Ltd.	53,636	1,013,288
Open House Group Company, Ltd.	10,814	365,305
Oracle Corp.	5,260	367,396
Oriental Land Company, Ltd.	151,058	5,441,293
ORIX Corp.	163,139	3,041,674
Osaka Gas Company, Ltd.	51,603	823,812
Otsuka Corp.	15,612	695,795
Otsuka Holdings Company, Ltd.	54,032	2,052,770
Pan Pacific International Holdings Corp.	52,560	1,047,268
Panasonic Holdings Corp.	305,530	3,516,668
Persol Holdings Company, Ltd.	24,571	419,952
Rakuten Group, Inc.	205,906	801,189
Recruit Holdings Company, Ltd.	199,412	7,103,554
Renesas Electronics Corp. (A)	176,081	2,933,451
Resona Holdings, Inc.	295,835	1,567,193
Ricoh Company, Ltd.	76,332	621,831

The accompanying notes are an integral part of the financial statements.	62

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Rohm Company, Ltd.	12,167	$1,014,822
SBI Holdings, Inc.	34,335	700,810
SCSK Corp.	21,287	368,997
Secom Company, Ltd.	28,964	2,027,126
Seiko Epson Corp.	39,731	622,124
Sekisui Chemical Company, Ltd.	50,150	769,169
Sekisui House, Ltd.	85,703	1,746,576
Seven & i Holdings Company, Ltd.	104,313	4,280,084
SG Holdings Company, Ltd.	44,357	640,731
Sharp Corp. (A)	30,273	186,356
Shimadzu Corp.	32,710	961,239
Shimano, Inc.	10,756	1,577,801
Shimizu Corp.	75,808	510,032
Shin-Etsu Chemical Company, Ltd.	252,391	8,044,652
Shionogi & Company, Ltd.	36,186	1,589,265
Shiseido Company, Ltd.	55,406	2,248,332
Shizuoka Financial Group, Inc.	61,296	498,101
SMC Corp.	7,965	3,871,954
SoftBank Corp.	396,356	4,545,692
SoftBank Group Corp.	142,518	6,387,155
Sompo Holdings, Inc.	43,628	1,898,582
Sony Group Corp.	174,527	14,519,339
Square Enix Holdings Company, Ltd.	11,768	446,693
Subaru Corp.	85,204	1,637,910
SUMCO Corp.	48,737	650,919
Sumitomo Chemical Company, Ltd.	192,901	534,013
Sumitomo Corp.	156,317	3,214,881
Sumitomo Electric Industries, Ltd.	99,300	1,215,661
Sumitomo Metal Mining Company, Ltd.	34,265	1,063,367
Sumitomo Mitsui Financial Group, Inc.	180,382	8,246,429
Sumitomo Mitsui Trust Holdings, Inc.	45,960	1,721,608
Sumitomo Realty & Development Company, Ltd.	39,485	1,009,368
Suntory Beverage & Food, Ltd.	19,136	615,690
Suzuki Motor Corp.	50,947	2,001,831
Sysmex Corp.	23,256	1,233,976
T&D Holdings, Inc.	70,116	1,111,298
Taisei Corp.	23,395	787,382
Takeda Pharmaceutical Company, Ltd.	219,018	6,768,766
TDK Corp.	53,871	1,960,750
Terumo Corp.	93,247	2,821,418
The Chiba Bank, Ltd.	73,739	526,526
The Kansai Electric Power Company, Inc.	97,471	1,382,902
TIS, Inc.	30,085	709,295
Tobu Railway Company, Ltd.	25,844	708,495
Toho Company, Ltd.	15,314	583,689
Tokio Marine Holdings, Inc.	250,265	5,522,974
Tokyo Electric Power Company Holdings, Inc. (A)	210,794	923,486
Tokyo Electron, Ltd.	62,051	9,216,166
Tokyo Gas Company, Ltd.	54,010	1,249,821
Tokyu Corp.	72,839	920,439
Toppan, Inc.	34,088	823,427
Toray Industries, Inc.	192,082	1,035,644
Toshiba Corp.	56,620	1,789,365
Tosoh Corp.	36,452	471,681
TOTO, Ltd.	18,380	504,050
Toyota Industries Corp.	20,394	1,439,989
Toyota Motor Corp.	1,467,397	25,281,949
Toyota Tsusho Corp.	29,421	1,751,392
Trend Micro, Inc.	18,420	781,776
Unicharm Corp.	55,853	2,228,180
USS Company, Ltd.	28,193	492,312
Welcia Holdings Company, Ltd.	12,607	231,934
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
West Japan Railway Company	30,085	$1,302,501
Yakult Honsha Company, Ltd.	17,683	926,478
Yamaha Corp.	19,394	598,194
Yamaha Motor Company, Ltd.	41,271	1,067,939
Yamato Holdings Company, Ltd.	39,421	740,474
Yaskawa Electric Corp. (C)	33,129	1,298,897
Yokogawa Electric Corp.	31,600	625,710
Z Holdings Corp.	369,754	1,110,322
ZOZO, Inc.	17,124	341,984
		483,750,392
Jordan - 0.0%
Hikma Pharmaceuticals PLC	18,256	504,289
Luxembourg - 0.2%
ArcelorMittal SA	82,836	2,200,508
Eurofins Scientific SE	23,101	1,421,930
Reinet Investments SCA	13,817	297,130
Tenaris SA	80,794	1,290,268
		5,209,836
Macau - 0.0%
Sands China, Ltd. (A)	334,478	1,131,439
Malaysia - 0.4%
AMMB Holdings BHD	221,700	178,353
Axiata Group BHD	354,800	180,552
CelcomDigi BHD	451,100	425,970
CIMB Group Holdings BHD	839,600	1,017,785
Dialog Group BHD	444,300	196,142
Gamuda BHD	249,200	241,928
Genting BHD	287,100	270,557
Genting Malaysia BHD	392,800	217,593
Hong Leong Bank BHD	87,200	375,205
Hong Leong Financial Group BHD	31,100	121,963
IHH Healthcare BHD	292,500	373,731
Inari Amertron BHD	339,600	231,011
IOI Corp. BHD	329,400	286,196
Kuala Lumpur Kepong BHD	63,400	294,441
Malayan Banking BHD	712,700	1,399,016
Malaysia Airports Holdings BHD	94,600	150,217
Maxis BHD	310,400	268,347
MISC BHD	176,400	273,455
Mr. D.I.Y Group M BHD (B)	418,300	139,735
Nestle Malaysia BHD	8,400	236,433
Petronas Chemicals Group BHD	366,400	562,290
Petronas Dagangan BHD	36,300	173,702
Petronas Gas BHD	101,800	375,366
PPB Group BHD	84,100	284,896
Press Metal Aluminium Holdings BHD	483,800	505,724
Public Bank BHD	1,913,500	1,744,212
QL Resources BHD	138,750	161,701
RHB Bank BHD	194,300	234,871
Sime Darby BHD	358,400	177,428
Sime Darby Plantation BHD	273,200	259,256
Telekom Malaysia BHD	150,800	165,866
Tenaga Nasional BHD	341,100	723,455
Top Glove Corp. BHD (A)	653,700	107,842
		12,355,239
Mexico - 1.1%
Alfa SAB de CV, Class A	602,944	399,240
America Movil SAB de CV (A)	6,152,636	5,917,904
Arca Continental SAB de CV	102,517	1,001,090
Banco del Bajio SA (B)	150,154	472,729
Cemex SAB de CV, Series CPO (A)	2,964,084	2,362,506
Coca-Cola Femsa SAB de CV	103,575	878,995

The accompanying notes are an integral part of the financial statements.	63

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Fibra Uno Administracion SA de CV	564,143	$819,224
Fomento Economico Mexicano SAB de CV	379,266	4,246,320
Gruma SAB de CV, Class B	35,830	596,000
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	75,505	1,380,660
Grupo Aeroportuario del Sureste SAB de CV, B Shares	38,003	1,034,521
Grupo Bimbo SAB de CV, Series A	257,957	1,269,172
Grupo Carso SAB de CV, Series A1	109,356	864,432
Grupo Financiero Banorte SAB de CV, Series O	505,881	4,294,077
Grupo Financiero Inbursa SAB de CV, Series O (A)	414,213	928,004
Grupo Mexico SAB de CV, Series B	608,089	2,906,616
Grupo Televisa SAB, Series CPO	494,486	442,559
Industrias Penoles SAB de CV (A)	38,701	547,700
Kimberly-Clark de Mexico SAB de CV, Class A	297,317	669,598
Operadora de Sites Mexicanos SAB de CV, Class A1	251,995	237,060
Orbia Advance Corp. SAB de CV	198,762	442,393
Promotora y Operadora de Infraestructura SAB de CV	36,762	351,072
Wal-Mart de Mexico SAB de CV	1,018,697	4,016,118
		36,077,990
Netherlands - 3.1%
ABN AMRO Bank NV (B)	55,255	812,797
Adyen NV (A)(B)	3,007	2,510,913
Aegon NV	239,552	1,227,704
Akzo Nobel NV	23,614	1,917,070
Argenx SE (A)	7,691	3,865,381
ASM International NV	6,483	3,120,723
ASML Holding NV	55,789	36,682,897
Euronext NV (B)	14,680	1,059,760
EXOR NV	15,081	1,334,626
Heineken Holding NV	15,828	1,266,606
Heineken NV	35,832	3,483,250
IMCD NV	7,863	1,082,990
ING Groep NV	499,979	7,084,216
JDE Peet's NV	17,110	476,248
Just Eat Takeaway.com NV (A)(B)	28,676	402,782
Koninklijke Ahold Delhaize NV	134,744	4,407,482
Koninklijke DSM NV (A)(C)(D)	30,685	2,493,836
Koninklijke KPN NV	444,550	1,555,658
Koninklijke Philips NV (A)	128,753	2,893,289
NEPI Rockcastle NV	46,456	277,339
NN Group NV	35,341	1,360,471
OCI NV	14,275	361,033
Prosus NV (A)	110,898	7,649,134
QIAGEN NV (A)	38,500	1,756,660
Randstad NV	15,270	896,122
Stellantis NV	387,672	7,196,466
Universal Music Group NV	113,304	2,809,170
Wolters Kluwer NV	35,606	4,290,187
		104,274,810
New Zealand - 0.1%
Auckland International Airport, Ltd. (A)	173,058	805,755
Fisher & Paykel Healthcare Corp., Ltd.	80,456	1,086,615
Mercury NZ, Ltd.	94,089	348,201
Meridian Energy, Ltd.	178,377	570,595
Spark New Zealand, Ltd.	260,167	787,085
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
Xero, Ltd. (A)	7,082	$573,242
		4,171,493
Norway - 0.4%
Adevinta ASA (A)	39,480	280,070
Aker BP ASA (C)	42,506	1,156,073
DNB Bank ASA	126,278	2,496,081
Equinor ASA	128,610	3,949,772
Gjensidige Forsikring ASA	28,238	438,469
Kongsberg Gruppen ASA	12,189	505,611
Mowi ASA	59,666	1,081,586
Norsk Hydro ASA	182,387	1,009,128
Orkla ASA	102,504	782,560
Salmar ASA	9,758	476,379
Telenor ASA	94,019	1,006,601
Yara International ASA	22,576	822,881
		14,005,211
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR (C)	29,089	248,420
Credicorp, Ltd.	9,185	1,299,035
		1,547,455
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	222,160	184,503
ACEN Corp.	1,033,660	91,356
Ayala Corp.	39,770	432,347
Ayala Land, Inc.	882,280	422,779
Bank of the Philippine Islands	260,087	505,140
BDO Unibank, Inc.	311,820	766,634
International Container Terminal Services, Inc.	131,870	481,976
JG Summit Holdings, Inc.	339,132	218,722
Jollibee Foods Corp.	58,510	244,779
Manila Electric Company	36,630	222,466
Metropolitan Bank & Trust Company	245,889	239,630
PLDT, Inc.	9,785	198,579
SM Investments Corp.	32,035	470,916
SM Prime Holdings, Inc.	1,323,200	682,296
Universal Robina Corp.	115,740	228,449
		5,390,572
Poland - 0.2%
Allegro.eu SA (A)(B)	62,583	500,573
Bank Polska Kasa Opieki SA	24,349	635,656
CD Projekt SA	8,527	304,361
Cyfrowy Polsat SA	32,385	106,426
Dino Polska SA (A)(B)	6,495	595,602
KGHM Polska Miedz SA	18,748	516,983
LPP SA	147	494,527
mBank SA (A)	1,984	206,052
ORLEN SA	77,107	1,177,183
PGE Polska Grupa Energetyczna SA (A)	119,770	245,849
Powszechna Kasa Oszczednosci Bank Polski SA (A)	116,549	1,052,528
Powszechny Zaklad Ubezpieczen SA	82,985	831,082
Santander Bank Polska SA (A)	4,778	429,869
		7,096,691
Portugal - 0.1%
EDP - Energias de Portugal SA	395,876	1,803,655
Galp Energia SGPS SA	66,064	911,829
Jeronimo Martins SGPS SA	38,071	970,506
		3,685,990

The accompanying notes are an integral part of the financial statements.	64

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Qatar - 0.2%
Barwa Real Estate Company	287,205	$206,439
Commercial Bank PSQC	420,399	655,824
Dukhan Bank	248,243	284,884
Industries Qatar QSC	197,905	671,538
Masraf Al Rayan QSC	722,969	440,586
Mesaieed Petrochemical Holding Company	574,104	289,946
Ooredoo QPSC	104,878	311,191
Qatar Electricity & Water Company QSC	57,987	284,746
Qatar Fuel QSC	77,708	341,569
Qatar Gas Transport Company, Ltd.	325,148	330,927
Qatar International Islamic Bank QSC	126,394	343,192
Qatar Islamic Bank SAQ	216,631	1,149,028
Qatar National Bank QPSC	602,086	2,579,273
		7,889,143
Saudi Arabia - 1.1%
ACWA Power Company	10,417	535,478
Advanced Petrochemical Company	16,642	188,683
Al Rajhi Bank	257,118	4,942,909
Alinma Bank	128,012	1,257,745
Almarai Company JSC	32,619	550,890
Arab National Bank	89,110	612,414
Arabian Internet & Communications Services Company	3,113	292,508
Bank AlBilad	64,289	734,173
Bank Al-Jazira (A)	53,713	253,701
Banque Saudi Fransi	77,469	791,249
Bupa Arabia for Cooperative Insurance Company	9,862	529,732
Dallah Healthcare Company	4,411	164,635
Dar Al Arkan Real Estate Development Company (A)	68,964	341,953
Dr Sulaiman Al Habib Medical Services Group Company	11,434	739,732
Elm Company	3,141	710,718
Emaar Economic City (A)	49,284	110,456
Etihad Etisalat Company	49,878	600,043
Jarir Marketing Company	77,300	304,153
Mobile Telecommunications Company Saudi Arabia	57,874	208,280
Mouwasat Medical Services Company	12,699	371,981
Nahdi Medical Company	5,141	207,862
National Industrialization Company (A)	43,905	148,892
Rabigh Refining & Petrochemical Company (A)	52,609	144,738
Riyad Bank	192,660	1,562,396
SABIC Agri-Nutrients Company	30,502	1,117,743
Sahara International Petrochemical Company	47,107	457,280
Saudi Arabian Mining Company (A)	168,794	1,818,314
Saudi Arabian Oil Company (B)	347,909	3,239,646
Saudi Aramco Base Oil Company	6,655	259,554
Saudi Awwal Bank	131,567	1,255,185
Saudi Basic Industries Corp.	117,870	2,775,974
Saudi Electricity Company	108,849	600,432
Saudi Industrial Investment Group	48,201	331,317
Saudi Kayan Petrochemical Company (A)	94,614	306,838
Saudi Research & Media Group (A)	4,684	221,319
Saudi Tadawul Group Holding Company	6,253	329,644
Saudi Telecom Company	261,892	2,779,038
The Saudi Investment Bank	65,248	288,512
The Saudi National Bank	384,829	3,664,824
The Savola Group	34,296	346,059
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Saudi Arabia (continued)
Yanbu National Petrochemical Company	35,978	$405,428
		36,502,428
Singapore - 0.9%
BOC Aviation, Ltd. (B)	23,721	177,917
CapitaLand Ascendas REIT	464,584	951,520
CapitaLand Integrated Commercial Trust	731,907	1,033,884
CapitaLand Investment, Ltd.	356,230	853,353
City Developments, Ltd.	68,251	337,188
DBS Group Holdings, Ltd.	250,011	6,153,682
Genting Singapore, Ltd.	837,081	541,591
Grab Holdings, Ltd., Class A (A)	257,655	971,359
Jardine Cycle & Carriage, Ltd.	13,575	335,420
JOYY, Inc., ADR	5,319	182,548
Keppel Corp., Ltd.	201,566	1,034,070
Mapletree Logistics Trust	475,582	590,886
Mapletree Pan Asia Commercial Trust	322,022	361,982
Oversea-Chinese Banking Corp., Ltd.	471,761	4,377,148
Sea, Ltd., ADR (A)	50,580	1,903,325
Seatrium, Ltd. (A)	5,693,167	610,285
Singapore Airlines, Ltd.	186,169	945,951
Singapore Exchange, Ltd.	119,190	848,502
Singapore Technologies Engineering, Ltd.	217,946	614,065
Singapore Telecommunications, Ltd.	1,142,056	2,006,637
United Overseas Bank, Ltd.	175,568	3,688,221
UOL Group, Ltd.	66,180	324,908
Venture Corp., Ltd.	38,464	372,815
Wilmar International, Ltd.	268,101	749,420
		29,966,677
South Africa - 0.6%
Absa Group, Ltd.	83,481	804,884
African Rainbow Minerals, Ltd.	11,078	104,616
Anglo American Platinum, Ltd.	6,217	216,814
AngloGold Ashanti, Ltd.	40,136	683,233
Aspen Pharmacare Holdings, Ltd.	37,162	339,056
Bid Corp., Ltd.	32,562	731,133
Capitec Bank Holdings, Ltd.	8,424	706,501
Clicks Group, Ltd.	23,241	336,476
Discovery, Ltd. (A)	54,400	422,212
Exxaro Resources, Ltd.	23,555	208,467
FirstRand, Ltd.	494,547	1,921,521
Gold Fields, Ltd.	86,780	1,110,235
Growthpoint Properties, Ltd.	334,855	208,936
Harmony Gold Mining Company, Ltd.	52,077	215,801
Impala Platinum Holdings, Ltd.	83,893	431,892
Kumba Iron Ore, Ltd.	6,242	136,689
Momentum Metropolitan Holdings	15,313	16,295
Mr. Price Group, Ltd.	24,720	173,010
MTN Group, Ltd.	165,665	1,053,491
MultiChoice Group	28,687	119,191
Naspers, Ltd., N Shares	19,155	3,251,261
Nedbank Group, Ltd.	45,136	516,655
Northam Platinum Holdings, Ltd. (A)	34,536	228,367
Old Mutual, Ltd.	497,524	333,211
OUTsurance Group, Ltd.	83,590	177,277
Pepkor Holdings, Ltd. (B)	197,041	169,932
Remgro, Ltd.	52,044	436,483
Sanlam, Ltd.	176,870	635,843
Sasol, Ltd.	56,088	722,759
Shoprite Holdings, Ltd.	48,687	679,488
Sibanye Stillwater, Ltd.	275,710	416,001
Standard Bank Group, Ltd.	131,987	1,347,573
The Bidvest Group, Ltd.	27,943	421,594
The Foschini Group, Ltd.	32,501	179,382

The accompanying notes are an integral part of the financial statements.	65

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Vodacom Group, Ltd.	60,035	$342,433
Woolworths Holdings, Ltd.	92,415	363,191
		20,161,903
South Korea - 3.0%
Amorepacific Corp.	3,820	386,356
BGF retail Company, Ltd.	963	113,866
Celltrion Healthcare Company, Ltd.	14,011	685,570
Celltrion Pharm, Inc. (A)	2,404	124,913
Celltrion, Inc.	14,361	1,562,853
CJ CheilJedang Corp.	1,107	250,154
CJ Corp.	1,963	104,298
CosmoAM&T Company, Ltd. (A)	3,009	358,187
Coway Company, Ltd.	7,332	239,412
DB Insurance Company, Ltd.	6,280	387,837
Doosan Bobcat, Inc.	6,666	270,877
Doosan Enerbility Company, Ltd. (A)	58,504	805,200
Ecopro BM Company, Ltd.	6,385	1,563,621
E-MART, Inc.	2,602	145,103
F&F Company, Ltd.	2,248	174,932
GS Holdings Corp.	6,299	178,784
Hana Financial Group, Inc.	38,967	1,164,437
Hankook Tire & Technology Company, Ltd.	9,846	288,204
Hanmi Pharm Company, Ltd.	910	202,655
Hanon Systems	23,978	165,093
Hanwha Solutions Corp. (A)	12,991	357,574
HD Hyundai Company, Ltd.	5,640	251,945
HD Hyundai Heavy Industries Company, Ltd. (A)	2,906	287,159
HD Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	5,595	523,184
HLB, Inc. (A)	15,335	334,291
HMM Company, Ltd.	31,988	402,689
Hotel Shilla Company, Ltd.	4,102	273,252
HYBE Company, Ltd. (A)	2,458	469,335
Hyundai Engineering & Construction Company, Ltd.	10,672	286,244
Hyundai Glovis Company, Ltd.	2,490	324,675
Hyundai Mipo Dockyard Company, Ltd. (A)	3,097	212,895
Hyundai Mobis Company, Ltd.	8,103	1,414,663
Hyundai Motor Company	18,052	2,579,347
Hyundai Steel Company	11,870	324,578
Industrial Bank of Korea	38,365	312,107
Kakao Corp.	40,702	1,477,159
Kakao Games Corp. (A)	4,925	105,802
KakaoBank Corp.	21,736	432,366
Kakaopay Corp. (A)	3,612	123,262
Kangwon Land, Inc.	12,504	146,604
KB Financial Group, Inc.	51,159	2,084,024
Kia Corp.	34,615	2,098,156
Korea Aerospace Industries, Ltd.	9,858	376,513
Korea Electric Power Corp. (A)	33,086	445,295
Korea Investment Holdings Company, Ltd.	5,927	232,821
Korea Zinc Company, Ltd.	1,044	415,672
Korean Air Lines Company, Ltd.	24,906	428,905
Krafton, Inc. (A)	3,887	455,087
KT Corp.	8,789	219,226
KT&G Corp.	13,481	885,719
Kumho Petrochemical Company, Ltd.	2,398	226,097
L&F Company, Ltd.	3,298	535,090
LG Chem, Ltd.	6,464	2,846,152
LG Corp.	12,553	778,765
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
LG Display Company, Ltd. (A)	30,174	$305,269
LG Electronics, Inc.	14,006	1,042,348
LG Energy Solution, Ltd. (A)	4,603	1,891,862
LG H&H Company, Ltd.	1,245	436,891
LG Innotek Company, Ltd.	1,874	382,062
LG Uplus Corp.	28,429	224,609
Lotte Chemical Corp.	2,839	292,998
Lotte Energy Materials Corp.	2,955	108,712
Meritz Financial Group, Inc. (A)	13,685	565,536
Mirae Asset Securities Company, Ltd.	39,503	198,829
NAVER Corp.	17,173	2,779,832
NCSoft Corp.	1,877	356,610
Netmarble Corp. (A)(B)	2,773	89,781
NH Investment & Securities Company, Ltd.	22,089	171,988
Orion Corp.	3,071	282,831
Pan Ocean Company, Ltd.	36,071	121,578
Pearl Abyss Corp. (A)	4,116	150,170
POSCO Future M Company, Ltd.	4,058	1,377,303
POSCO Holdings, Inc.	9,405	4,112,275
Posco International Corp.	6,862	410,886
Samsung Biologics Company, Ltd. (A)(B)	2,323	1,294,195
Samsung C&T Corp.	11,162	883,118
Samsung Electro-Mechanics Company, Ltd.	7,363	752,963
Samsung Electronics Company, Ltd.	624,088	31,564,030
Samsung Engineering Company, Ltd. (A)	20,519	527,107
Samsung Fire & Marine Insurance Company, Ltd.	4,115	766,546
Samsung Heavy Industries Company, Ltd. (A)	81,275	541,211
Samsung Life Insurance Company, Ltd.	10,891	556,649
Samsung SDI Company, Ltd.	7,193	3,336,124
Samsung SDS Company, Ltd.	5,109	548,294
Samsung Securities Company, Ltd.	8,893	250,995
Shinhan Financial Group Company, Ltd.	56,226	1,510,322
SK Biopharmaceuticals Company, Ltd. (A)	4,095	265,154
SK Bioscience Company, Ltd. (A)	3,593	199,723
SK Hynix, Inc.	71,324	6,558,256
SK IE Technology Company, Ltd. (A)(B)	3,293	224,538
SK Innovation Company, Ltd. (A)	7,810	1,047,564
SK Square Company, Ltd. (A)	12,901	439,536
SK, Inc.	4,828	527,169
SKC Company, Ltd.	2,543	175,734
S-Oil Corp.	5,883	324,942
Woori Financial Group, Inc.	80,329	722,683
Yuhan Corp.	7,129	392,421
		100,550,649
Spain - 3.3%
Acciona SA	6,785	969,704
ACS Actividades de Construccion y Servicios SA	60,214	2,113,845
Aena SME SA (B)	20,654	3,246,753
Amadeus IT Group SA	124,067	8,512,677
Banco Bilbao Vizcaya Argentaria SA	1,661,165	13,106,423
Banco Santander SA	4,532,848	17,694,498
CaixaBank SA	1,133,097	4,589,320
Cellnex Telecom SA (A)(B)	155,496	5,947,025
Corp ACCIONA Energias Renovables SA	17,893	531,713
EDP Renovaveis SA	34,562	632,109
Enagas SA	67,979	1,160,067
Endesa SA	87,046	1,807,769
Ferrovial SE	140,528	4,457,167

The accompanying notes are an integral part of the financial statements.	66

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Grifols SA (A)	82,142	$1,125,334
Iberdrola SA	1,647,570	19,544,715
Industria de Diseno Textil SA	300,429	11,509,859
Mapfre SA	12,889	27,263
Naturgy Energy Group SA (C)	34,588	1,001,808
Redeia Corp. SA	111,095	1,804,108
Repsol SA	365,252	5,645,383
Telefonica SA	1,432,193	5,934,546
		111,362,086
Sweden - 0.6%
Alfa Laval AB	14,336	503,338
Assa Abloy AB, B Shares	49,641	1,117,217
Atlas Copco AB, A Shares	132,670	1,754,059
Atlas Copco AB, B Shares	76,606	881,937
Beijer Ref AB	19,003	217,816
Boliden AB	13,440	357,376
Embracer Group AB (A)	36,827	89,158
Epiroc AB, A Shares	32,567	624,811
Epiroc AB, B Shares	19,011	311,181
EQT AB	18,086	363,552
Essity AB, B Shares	30,090	702,487
Evolution AB (B)	9,039	977,631
Fastighets AB Balder, B Shares (A)	32,387	154,798
Getinge AB, B Shares	11,377	197,247
Hennes & Mauritz AB, B Shares	32,404	494,744
Hexagon AB, B Shares	102,350	913,797
Holmen AB, B Shares	4,585	173,790
Husqvarna AB, B Shares	20,765	178,778
Industrivarden AB, A Shares	3,815	99,377
Industrivarden AB, C Shares	10,137	263,570
Indutrade AB	13,036	250,182
Investment AB Latour, B Shares	7,175	130,375
Investor AB, A Shares	20,219	385,849
Investor AB, B Shares	86,933	1,673,272
Kinnevik AB, B Shares (A)	11,957	140,402
L.E. Lundbergforetagen AB, B Shares	3,807	154,722
Lifco AB, B Shares	11,439	209,179
Nibe Industrier AB, B Shares	74,703	559,157
Saab AB, B Shares	4,132	217,815
Sagax AB, B Shares	9,295	193,311
Sandvik AB	52,662	995,934
Securitas AB, B Shares	24,260	197,383
Skandinaviska Enskilda Banken AB, A Shares	79,502	921,714
Skanska AB, B Shares	17,021	249,162
SKF AB, B Shares	16,940	274,282
Svenska Cellulosa AB SCA, B Shares	29,828	397,069
Svenska Handelsbanken AB, A Shares	70,495	588,214
Swedbank AB, A Shares	41,307	731,040
Swedish Orphan Biovitrum AB (A)(C)	8,391	161,849
Tele2 AB, B Shares	25,585	180,753
Telefonaktiebolaget LM Ericsson, B Shares	143,945	738,724
Telia Company AB	116,936	236,071
Volvo AB, A Shares	7,613	155,715
Volvo AB, B Shares	77,039	1,552,615
Volvo Car AB, B Shares (A)	29,099	110,478
		21,781,931
Switzerland - 9.8%
ABB, Ltd.	321,081	12,210,145
Adecco Group AG	32,540	1,399,712
Alcon, Inc.	102,214	8,530,739
Bachem Holding AG	6,875	639,871
Baloise Holding AG	9,684	1,512,848
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Banque Cantonale Vaudoise	6,083	$659,060
Barry Callebaut AG	721	1,256,372
BKW AG	4,228	726,469
Chocoladefabriken Lindt & Spruengli AG	22	2,592,029
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	206	2,462,271
Cie Financiere Richemont SA, A Shares	106,769	15,144,287
Clariant AG (A)	43,598	725,297
Coca-Cola HBC AG (A)	24,116	694,708
DSM-Firmenich AG	24,175	2,236,215
Dufry AG (A)	19,930	885,541
EMS-Chemie Holding AG	1,410	1,058,159
Geberit AG	6,948	3,595,884
Givaudan SA	1,885	6,278,997
Glencore PLC	1,170,536	6,233,340
Helvetia Holding AG	7,734	1,176,143
Holcim, Ltd. (A)	113,440	7,501,808
Julius Baer Group, Ltd.	43,863	3,044,507
Kuehne + Nagel International AG	11,073	3,326,828
Logitech International SA	33,516	2,318,722
Lonza Group AG	15,226	8,398,529
Nestle SA	562,256	67,605,332
Novartis AG	419,116	42,180,576
Partners Group Holding AG	4,661	5,024,116
Roche Holding AG	143,678	42,167,829
Roche Holding AG, Bearer Shares	6,494	2,023,910
Schindler Holding AG	4,537	952,016
Schindler Holding AG, Participation Certificates	8,516	1,896,504
SGS SA (A)	30,460	2,766,463
SIG Group AG (A)	62,467	1,643,222
Sika AG	29,856	8,436,781
Sonova Holding AG	10,635	2,810,113
STMicroelectronics NV	116,834	5,513,957
Straumann Holding AG	22,832	3,451,959
Swiss Life Holding AG	6,358	3,981,795
Swiss Prime Site AG	15,559	1,494,035
Swiss Re AG	62,071	6,027,568
Swisscom AG	5,283	3,216,763
Temenos AG	13,082	1,036,826
The Swatch Group AG	10,322	549,939
The Swatch Group AG, Bearer Shares	5,997	1,683,600
UBS Group AG	672,991	17,825,312
VAT Group AG (B)	5,520	2,206,052
Zurich Insurance Group AG	30,916	14,496,302
		333,599,451
Taiwan - 3.8%
Accton Technology Corp.	66,000	984,346
Acer, Inc.	381,000	436,847
Advantech Company, Ltd.	60,844	654,766
Airtac International Group	18,000	518,514
ASE Technology Holding Company, Ltd.	400,000	1,480,508
Asia Cement Corp.	302,000	378,297
Asustek Computer, Inc.	93,000	1,171,707
AUO Corp. (A)	846,800	472,864
Catcher Technology Company, Ltd.	85,000	480,926
Cathay Financial Holding Company, Ltd. (A)	1,257,000	1,797,305
Chailease Holding Company, Ltd.	200,895	1,119,872
Chang Hwa Commercial Bank, Ltd.	727,288	394,696
Cheng Shin Rubber Industry Company, Ltd.	248,000	308,081
China Airlines, Ltd.	383,000	271,458

The accompanying notes are an integral part of the financial statements.	67

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
China Development Financial Holding Corp. (A)	2,124,548	$789,327
China Steel Corp.	1,536,000	1,277,572
Chunghwa Telecom Company, Ltd.	499,000	1,819,280
Compal Electronics, Inc.	545,000	544,153
CTBC Financial Holding Company, Ltd.	2,324,000	1,737,012
Delta Electronics, Inc.	255,000	2,755,760
E Ink Holdings, Inc.	112,000	640,171
E.Sun Financial Holding Company, Ltd.	1,809,733	1,387,904
Eclat Textile Company, Ltd.	25,340	403,711
eMemory Technology, Inc.	8,000	453,198
Eva Airways Corp.	338,000	333,573
Evergreen Marine Corp. Taiwan, Ltd.	133,560	446,027
Far Eastern New Century Corp.	382,000	337,210
Far EasTone Telecommunications Company, Ltd.	207,000	459,132
Feng TAY Enterprise Company, Ltd.	64,110	337,412
First Financial Holding Company, Ltd.	1,421,252	1,172,989
Formosa Chemicals & Fibre Corp.	458,000	891,327
Formosa Petrochemical Corp.	144,000	358,660
Formosa Plastics Corp.	501,000	1,250,703
Fubon Financial Holding Company, Ltd.	981,255	1,956,782
Giant Manufacturing Company, Ltd.	41,000	251,676
Global Unichip Corp.	11,000	500,642
Globalwafers Company, Ltd.	29,000	416,472
Hon Hai Precision Industry Company, Ltd.	1,635,800	5,461,519
Hotai Motor Company, Ltd.	39,820	846,993
Hua Nan Financial Holdings Company, Ltd.	1,142,104	734,902
Innolux Corp.	1,172,822	531,266
Inventec Corp.	351,000	618,339
Largan Precision Company, Ltd.	13,000	834,980
Lite-On Technology Corp.	263,000	1,124,342
MediaTek, Inc.	199,000	4,388,638
Mega Financial Holding Company, Ltd.	1,474,475	1,659,407
Micro-Star International Company, Ltd.	88,000	440,049
momo.com, Inc.	11,220	183,006
Nan Ya Plastics Corp.	623,000	1,292,966
Nan Ya Printed Circuit Board Corp.	30,000	226,578
Nanya Technology Corp.	164,000	341,722
Nien Made Enterprise Company, Ltd.	22,000	206,187
Novatek Microelectronics Corp.	76,000	950,069
Pegatron Corp.	264,000	645,577
PharmaEssentia Corp. (A)	31,000	348,134
Pou Chen Corp.	293,000	262,900
Powerchip Semiconductor Manufacturing Corp.	391,000	341,000
President Chain Store Corp.	73,000	612,146
Quanta Computer, Inc.	354,000	2,806,069
Realtek Semiconductor Corp.	60,000	784,101
Ruentex Development Company, Ltd. (A)	223,464	258,161
Shin Kong Financial Holding Company, Ltd. (A)	1,752,988	520,641
SinoPac Financial Holdings Company, Ltd.	1,379,273	740,320
Synnex Technology International Corp.	166,000	318,167
Taishin Financial Holding Company, Ltd.	1,459,003	814,560
Taiwan Business Bank	800,768	335,077
Taiwan Cement Corp.	795,442	872,058
Taiwan Cooperative Financial Holding Company, Ltd.	1,328,932	1,095,156
Taiwan High Speed Rail Corp.	243,000	226,758
Taiwan Mobile Company, Ltd.	222,000	649,482
Taiwan Semiconductor Manufacturing Company, Ltd.	3,222,816	55,377,511
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
The Shanghai Commercial & Savings Bank, Ltd.	501,000	$670,081
Unimicron Technology Corp.	179,000	1,035,745
Uni-President Enterprises Corp.	629,000	1,394,629
United Microelectronics Corp.	1,476,000	2,107,358
Vanguard International Semiconductor Corp.	116,000	248,022
Voltronic Power Technology Corp.	8,000	363,100
Walsin Lihwa Corp.	367,000	436,474
Wan Hai Lines, Ltd.	92,545	131,364
Win Semiconductors Corp.	44,000	187,471
Winbond Electronics Corp. (A)	388,000	319,539
Wistron Corp.	341,000	1,246,647
Wiwynn Corp.	11,000	536,079
WPG Holdings, Ltd.	207,960	357,867
Yageo Corp.	41,646	632,656
Yang Ming Marine Transport Corp.	230,000	304,645
Yuanta Financial Holding Company, Ltd.	1,330,472	1,018,042
Zhen Ding Technology Holding, Ltd.	87,000	263,380
		129,092,760
Thailand - 0.5%
Advanced Info Service PCL, NVDR	154,691	953,671
Airports of Thailand PCL, NVDR (A)	552,167	1,142,737
Asset World Corp. PCL, NVDR	982,586	122,243
B. Grimm Power PCL, NVDR	117,679	114,277
Bangkok Dusit Medical Services PCL, NVDR	1,458,155	1,165,566
Bangkok Expressway & Metro PCL, NVDR	984,018	243,037
Banpu PCL, NVDR	983,119	241,275
Berli Jucker PCL, NVDR	130,520	125,726
BTS Group Holdings PCL, NVDR	989,688	207,627
Bumrungrad Hospital PCL, NVDR	77,479	572,765
Carabao Group PCL, NVDR	46,148	113,319
Central Pattana PCL, NVDR	264,086	518,084
Central Retail Corp. PCL, NVDR	228,083	268,319
Charoen Pokphand Foods PCL, NVDR	501,572	296,464
CP ALL PCL, NVDR	761,840	1,418,628
CP Axtra PCL, NVDR	269,453	278,699
Delta Electronics Thailand PCL, NVDR	405,869	1,256,100
Electricity Generating PCL, NVDR	31,593	120,319
Energy Absolute PCL, NVDR	216,759	391,391
Global Power Synergy PCL, NVDR	93,304	140,395
Gulf Energy Development PCL, NVDR	381,716	523,029
Home Product Center PCL, NVDR	756,378	295,670
Indorama Ventures PCL, NVDR	224,092	185,463
Intouch Holdings PCL, NVDR	122,286	253,924
Kasikornbank PCL, NVDR	79,765	297,136
Krung Thai Bank PCL, NVDR	470,756	259,328
Krungthai Card PCL, NVDR	132,844	183,888
Land & Houses PCL, NVDR	1,133,125	268,464
Minor International PCL, NVDR	417,629	396,258
Muangthai Capital PCL, NVDR	96,269	111,888
Osotspa PCL, NVDR	179,326	153,577
PTT Exploration & Production PCL, NVDR	181,092	819,845
PTT Global Chemical PCL, NVDR	294,044	312,465
PTT Oil & Retail Business PCL, NVDR	395,716	230,427
PTT PCL, NVDR	1,306,410	1,296,196
Ratch Group PCL, NVDR	140,894	142,834
SCB X PCL, NVDR	110,092	370,775
SCG Packaging PCL, NVDR	171,621	200,810
Srisawad Corp. PCL, NVDR	95,783	139,345

The accompanying notes are an integral part of the financial statements.	68

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Thai Oil PCL, NVDR	156,169	$229,687
The Siam Cement PCL, NVDR	102,398	914,805
True Corp. PCL, NVDR	1,325,613	260,961
		17,537,417
Turkey - 0.2%
Akbank TAS	393,566	423,378
Aselsan Elektronik Sanayi Ve Ticaret AS	174,098	250,259
BIM Birlesik Magazalar AS	57,225	540,169
Eregli Demir ve Celik Fabrikalari TAS (A)	173,784	279,291
Ford Otomotiv Sanayi AS	8,793	283,706
Haci Omer Sabanci Holding AS	127,866	285,896
Hektas Ticaret TAS (A)	144,809	138,835
KOC Holding AS	95,411	506,265
Koza Altin Isletmeleri AS	117,391	124,867
Pegasus Hava Tasimaciligi AS (A)	5,901	193,045
Petkim Petrokimya Holding AS (A)	1	1
Sasa Polyester Sanayi AS (A)	133,021	262,461
Tofas Turk Otomobil Fabrikasi AS	15,592	157,353
Turk Hava Yollari AO (A)	69,876	640,119
Turkcell Iletisim Hizmetleri AS	153,351	319,802
Turkiye Is Bankasi AS, Class C	439,566	346,048
Turkiye Petrol Rafinerileri AS	120,275	634,767
Turkiye Sise ve Cam Fabrikalari AS	172,704	330,850
Yapi ve Kredi Bankasi AS	418,596	248,615
		5,965,727
United Arab Emirates - 0.8%
Abu Dhabi Commercial Bank PJSC	949,798	2,231,635
Abu Dhabi Islamic Bank PJSC	470,658	1,335,294
Abu Dhabi National Oil Company for Distribution PJSC	1,010,124	1,047,559
Aldar Properties PJSC	1,249,754	1,788,877
Americana Restaurants International PLC	829,253	995,766
Dubai Islamic Bank PJSC	946,051	1,452,424
Emaar Properties PJSC	2,158,020	4,147,199
Emirates NBD Bank PJSC	615,004	2,736,624
Emirates Telecommunications Group Company PJSC	1,130,717	6,106,129
First Abu Dhabi Bank PJSC	1,434,572	5,341,704
Multiply Group PJSC (A)	1,285,670	1,332,934
NMC Health PLC (A)	5,577	1
		28,516,146
United Kingdom - 6.9%
3i Group PLC	107,586	2,709,174
abrdn PLC	223,929	467,133
Admiral Group PLC	23,541	741,637
Anglo American PLC	139,463	3,708,559
Ashtead Group PLC	48,188	3,361,516
Associated British Foods PLC	38,417	967,719
AstraZeneca PLC	170,071	22,844,418
Auto Trader Group PLC (B)	100,589	771,364
Aviva PLC	311,757	1,479,215
BAE Systems PLC	336,973	4,288,918
Barclays PLC	1,703,394	3,172,845
Barratt Developments PLC	107,701	617,394
BP PLC	1,938,729	11,979,973
British American Tobacco PLC	233,430	7,732,231
BT Group PLC	761,528	1,114,050
Bunzl PLC	36,915	1,321,893
Burberry Group PLC	41,439	1,144,117
Centrica PLC	622,850	1,195,478
CNH Industrial NV	176,651	2,435,638
Coca-Cola Europacific Partners PLC	28,455	1,824,250
Compass Group PLC	191,468	4,828,203
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Croda International PLC	15,304	$1,068,801
Diageo PLC	247,458	10,134,160
Endeavour Mining PLC	19,917	406,724
Entain PLC	70,104	1,025,392
Ferguson PLC	30	4,867
GSK PLC	449,339	7,870,604
Haleon PLC	556,810	2,279,885
Halma PLC	41,772	1,132,375
Hargreaves Lansdown PLC	39,303	378,221
HSBC Holdings PLC	2,193,548	16,182,293
Imperial Brands PLC	96,521	2,185,391
Informa PLC	152,441	1,408,480
InterContinental Hotels Group PLC	19,114	1,437,668
Intertek Group PLC	17,662	924,953
J Sainsbury PLC	179,520	613,915
JD Sports Fashion PLC	283,648	520,636
Johnson Matthey PLC	20,056	413,479
Kingfisher PLC	213,944	634,022
Land Securities Group PLC	76,335	581,665
Legal & General Group PLC	669,193	1,848,914
Lloyds Banking Group PLC	7,280,855	3,889,897
London Stock Exchange Group PLC	44,104	4,562,748
M&G PLC	240,602	581,137
Mondi PLC	53,174	883,265
National Grid PLC	403,014	5,030,588
NatWest Group PLC	626,982	1,823,317
Next PLC	13,375	1,182,067
Ocado Group PLC (A)	63,609	700,663
Pearson PLC	70,855	750,973
Pepco Group NV (A)	21,767	170,526
Persimmon PLC	35,157	473,962
Phoenix Group Holdings PLC	83,044	547,045
Reckitt Benckiser Group PLC	78,501	5,665,087
RELX PLC	208,734	6,803,642
Rentokil Initial PLC	275,893	2,100,505
Rio Tinto PLC	123,513	7,606,516
Rolls-Royce Holdings PLC (A)	919,812	2,580,373
Schroders PLC	93,928	488,642
Segro PLC	132,471	1,234,931
Severn Trent PLC	27,115	823,428
Shell PLC	751,730	22,984,370
Smith & Nephew PLC	95,687	1,291,300
Smiths Group PLC	38,894	806,657
Spirax-Sarco Engineering PLC	8,080	1,035,423
SSE PLC	119,313	2,451,784
St. James's Place PLC	61,321	685,683
Standard Chartered PLC	263,272	2,368,848
Taylor Wimpey PLC	388,876	562,004
Tesco PLC	800,704	2,693,798
The Berkeley Group Holdings PLC	11,903	611,532
The British Land Company PLC	95,184	389,452
The Sage Group PLC	112,553	1,383,121
Unilever PLC	277,170	14,154,879
United Utilities Group PLC	74,049	886,718
Vodafone Group PLC	2,520,449	2,336,594
Whitbread PLC	22,231	966,905
Wise PLC, Class A (A)	67,395	545,528
WPP PLC	118,040	1,144,210
		234,956,288
United States - 0.1%
BeiGene, Ltd. (A)	79,438	1,274,337
Brookfield Renewable Corp., Class A (C)	13,200	368,490
Legend Biotech Corp., ADR (A)	6,683	463,533

The accompanying notes are an integral part of the financial statements.	69

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Parade Technologies, Ltd.	9,924	$278,621
Southern Copper Corp.	11,510	928,397
		3,313,378
TOTAL COMMON STOCKS (Cost $3,285,827,149)		$3,208,358,314
PREFERRED SECURITIES - 0.9%
Brazil - 0.4%
Banco Bradesco SA	700,987	2,116,246
Centrais Eletricas Brasileiras SA, B Shares	35,800	280,064
Cia Energetica de Minas Gerais	184,594	459,617
Gerdau SA	152,345	795,250
Itau Unibanco Holding SA	635,000	3,517,341
Itausa SA	670,440	1,250,970
Petroleo Brasileiro SA	628,500	4,053,733
		12,473,221
Chile - 0.0%
Sociedad Quimica y Minera de Chile SA, B Shares	18,539	1,148,134
Colombia - 0.0%
Bancolombia SA	60,688	403,548
Germany - 0.4%
Bayerische Motoren Werke AG	9,941	955,148
Dr. Ing. h.c. F. Porsche AG (B)	19,302	2,128,817
Henkel AG & Company KGaA	29,077	2,228,199
Porsche Automobil Holding SE	26,004	1,394,779
Sartorius AG	4,454	1,821,361
Volkswagen AG	35,160	4,302,971
		12,831,275
South Korea - 0.1%
Hyundai Motor Company	3,063	235,725
Hyundai Motor Company, 2nd Preferred	4,698	369,710
LG Chem, Ltd.	1,017	262,479
Samsung Electronics Company, Ltd.	107,617	4,392,921
		5,260,835
TOTAL PREFERRED SECURITIES (Cost $35,945,239)		$32,117,013
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (A)	100,920	490
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (A)	50,460	217
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (A)	72,322	69,182
Constellation Software, Inc. (Expiration Date: 3-31-40) (A)(D)(E)	2,017	0
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (A)	5,503	462
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (A)	2,652	207
TOTAL WARRANTS (Cost $0)		$70,558
RIGHTS - 0.0%
Alstom SA (Expiration Date: 9-7-23; Strike Price: EUR 23.75) (A)(C)	45,028	12,207
Constellation Software, Inc. (Expiration Date: 10-2-23; Strike Price: CAD 133.00) (A)	2,017	1,120
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
RIGHTS (continued)
Itausa SA (Expiration Date: 9-25-23; Strike Price: BRL 6.50) (A)	12,018	$6,722
SK Innovation Company, Ltd. (Expiration Date: 9-7-23; Strike Price: KRW 158,900.00) (A)	535	15,320
Swedish Orphan Biovitrum AB (Expiration Date: 9-15-23; Strike Price: SEK 142.00) (A)(C)	8,391	7,580
TOTAL RIGHTS (Cost $12,452)		$42,949
SHORT-TERM INVESTMENTS - 4.9%
U.S. Government - 1.5%
U.S. Treasury Bill 5.270%, 09/19/2023 *	$50,000,000	49,868,125
U.S. Government Agency - 2.7%
Federal Home Loan Bank Discount Note 5.170%, 09/01/2023 *	41,200,000	41,200,000
Tennessee Valley Authority Discount Note 5.245%, 09/06/2023 *	50,000,000	49,964,512
		91,164,512
Short-term funds - 0.7%
John Hancock Collateral Trust, 5.4789% (F)(G)	2,522,734	25,218,768
TOTAL SHORT-TERM INVESTMENTS (Cost $166,245,896)		$166,251,405
Total Investments (International Strategic Equity Allocation Fund) (Cost $3,488,030,736) - 100.1%		$3,406,840,239
Other assets and liabilities, net - (0.1%)		(4,544,970)
TOTAL NET ASSETS - 100.0%		$3,402,295,269
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
KRW	Korean Won
SEK	Swedish Krona
THB	Thai Bhat
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 8-31-23.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 8-31-23.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	70

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Canadian Dollar Currency Futures	112	Long	Sep 2023	$8,340,109	$8,289,120	$(50,989)
Mini MSCI EAFE Index Futures	1,010	Long	Sep 2023	105,902,771	106,499,450	596,679
Mini MSCI Emerging Markets Index Futures	856	Long	Sep 2023	41,700,577	41,896,920	196,343
S&P/TSX 60 Index Futures	47	Long	Sep 2023	8,304,865	8,460,139	155,274
						$897,307

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 96.9%
Communication services – 4.0%
Entertainment – 0.5%
Madison Square Garden Entertainment Corp. (A)	123,996	$3,979,032
Sphere Entertainment Company (A)	104,296	3,656,618
		7,635,650
Media – 3.5%
DISH Network Corp., Class A (A)	321,841	1,931,046
News Corp., Class A	1,379,234	29,639,739
News Corp., Class B	124,876	2,747,272
Paramount Global, Class B (B)	399,638	6,030,537
Scholastic Corp.	220,695	9,589,198
		49,937,792
		57,573,442
Consumer discretionary – 7.4%
Automobiles – 1.2%
General Motors Company	503,474	16,871,414
Diversified consumer services – 1.1%
Bright Horizons Family Solutions, Inc. (A)	169,247	15,980,302
Hotels, restaurants and leisure – 0.8%
Compass Group PLC	437,288	11,026,965
Specialty retail – 3.1%
Advance Auto Parts, Inc.	161,800	11,135,076
Bath & Body Works, Inc.	363,624	13,406,817
Best Buy Company, Inc.	137,662	10,524,260
Burlington Stores, Inc. (A)	60,696	9,848,533
		44,914,686
Textiles, apparel and luxury goods – 1.2%
Ralph Lauren Corp.	145,252	16,940,741
		105,734,108
Consumer staples – 7.5%
Beverages – 1.9%
Constellation Brands, Inc., Class A	74,072	19,300,200
Monster Beverage Corp. (A)	129,276	7,421,735
		26,721,935
Consumer staples distribution and retail – 1.9%
Dollar General Corp.	97,500	13,503,750
Sysco Corp.	193,560	13,481,454
		26,985,204
Food products – 3.0%
Bunge, Ltd.	95,046	10,865,659
Flowers Foods, Inc.	699,279	16,475,013
Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Tyson Foods, Inc., Class A	309,557	$16,490,101
		43,830,773
Personal care products – 0.7%
Kenvue, Inc.	460,500	10,614,525
		108,152,437
Energy – 6.9%
Energy equipment and services – 5.2%
Baker Hughes Company	314,300	11,374,517
Expro Group Holdings NV (A)	393,423	9,249,375
SEACOR Marine Holdings, Inc. (A)(B)	317,873	3,652,361
TechnipFMC PLC	1,407,076	26,790,727
Tidewater, Inc. (A)(B)	355,627	23,126,424
		74,193,404
Oil, gas and consumable fuels – 1.7%
Cameco Corp.	312,651	11,568,087
Suncor Energy, Inc. (B)	396,885	13,446,464
		25,014,551
		99,207,955
Financials – 15.5%
Banks – 4.6%
Fifth Third Bancorp	858,700	22,798,485
Popular, Inc.	274,053	18,712,339
Webster Financial Corp.	345,770	14,664,106
Western Alliance Bancorp	190,800	9,541,908
		65,716,838
Capital markets – 1.6%
Main Street Capital Corp. (B)	217,141	8,759,468
Morningstar, Inc.	40,600	9,446,402
Open Lending Corp. (A)	666,800	5,501,100
		23,706,970
Consumer finance – 0.8%
OneMain Holdings, Inc.	260,953	10,832,159
Financial services – 5.5%
Apollo Global Management, Inc.	193,293	16,882,211
Corebridge Financial, Inc.	385,306	6,870,006
FleetCor Technologies, Inc. (A)	84,148	22,865,536
Global Payments, Inc.	175,023	22,173,664
Jackson Financial, Inc., Class A (B)	259,630	9,762,088
		78,553,505
Insurance – 3.0%
Assurant, Inc.	63,366	8,828,785
Kemper Corp.	263,992	12,399,704
RenaissanceRe Holdings, Ltd.	71,040	13,347,706

The accompanying notes are an integral part of the financial statements.	71

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Allstate Corp.	85,700	$9,239,317
		43,815,512
		222,624,984
Health care – 10.1%
Health care equipment and supplies – 3.8%
Baxter International, Inc.	418,974	17,010,344
Dentsply Sirona, Inc.	293,612	10,890,069
Koninklijke Philips NV (A)	416,556	9,360,672
Teleflex, Inc.	34,000	7,233,160
Zimmer Biomet Holdings, Inc.	82,249	9,797,501
		54,291,746
Health care providers and services – 3.3%
Cardinal Health, Inc.	97,035	8,474,067
Centene Corp. (A)	136,917	8,440,933
Select Medical Holdings Corp.	1,047,336	30,592,685
		47,507,685
Life sciences tools and services – 1.2%
Charles River Laboratories International, Inc. (A)	82,149	16,990,056
Pharmaceuticals – 1.8%
Catalent, Inc. (A)	235,400	11,762,938
Elanco Animal Health, Inc. (A)	445,280	5,432,416
Viatris, Inc.	835,467	8,981,270
		26,176,624
		144,966,111
Industrials – 16.9%
Aerospace and defense – 5.2%
Huntington Ingalls Industries, Inc.	48,575	10,702,044
L3Harris Technologies, Inc.	64,000	11,397,760
Rolls-Royce Holdings PLC (A)	6,057,353	16,992,811
Spirit AeroSystems Holdings, Inc., Class A (B)	684,244	14,588,082
Textron, Inc.	265,561	20,636,745
		74,317,442
Building products – 1.2%
Armstrong World Industries, Inc.	36,800	2,818,512
Fortune Brands Innovations, Inc.	74,303	5,128,393
Trane Technologies PLC	48,189	9,891,274
		17,838,179
Ground transportation – 2.1%
JB Hunt Transport Services, Inc.	92,140	17,311,263
Norfolk Southern Corp.	66,822	13,699,178
		31,010,441
Machinery – 5.2%
Alstom SA (B)	355,453	9,802,121
Esab Corp.	147,763	10,664,056
PACCAR, Inc.	102,114	8,402,961
Stanley Black & Decker, Inc.	349,633	32,998,363
The Middleby Corp. (A)	86,771	12,632,990
		74,500,491
Passenger airlines – 1.2%
Southwest Airlines Company	547,976	17,316,042
Professional services – 1.3%
SS&C Technologies Holdings, Inc.	213,300	12,247,686
Verra Mobility Corp. (A)	338,342	6,019,104
		18,266,790
Trading companies and distributors – 0.7%
Ashtead Group PLC	142,551	9,944,110
		243,193,495
Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Information technology – 10.3%
Communications equipment – 0.6%
Arista Networks, Inc. (A)	43,587	$8,509,490
Electronic equipment, instruments and components – 2.8%
Corning, Inc.	673,801	22,114,149
TE Connectivity, Ltd.	82,052	10,862,864
Zebra Technologies Corp., Class A (A)	26,100	7,177,761
		40,154,774
Semiconductors and semiconductor equipment – 3.3%
Marvell Technology, Inc.	360,489	20,998,484
MKS Instruments, Inc.	271,568	27,219,261
		48,217,745
Technology hardware, storage and peripherals – 3.6%
Pure Storage, Inc., Class A (A)	290,960	10,646,226
Western Digital Corp. (A)	903,947	40,677,611
		51,323,837
		148,205,846
Materials – 5.6%
Chemicals – 0.8%
FMC Corp.	44,700	3,854,481
The Scotts Miracle-Gro Company (B)	132,107	7,485,183
		11,339,664
Construction materials – 1.5%
Summit Materials, Inc., Class A (A)	283,774	10,615,985
Vulcan Materials Company	47,597	10,388,045
		21,004,030
Containers and packaging – 2.1%
Ball Corp.	244,059	13,289,013
Westrock Company	528,780	17,296,394
		30,585,407
Metals and mining – 1.2%
Franco-Nevada Corp.	78,063	11,246,110
Freeport-McMoRan, Inc.	157,236	6,275,289
		17,521,399
		80,450,500
Real estate – 6.3%
Industrial REITs – 1.1%
Rexford Industrial Realty, Inc.	305,759	16,348,934
Office REITs – 0.7%
Douglas Emmett, Inc.	196,228	2,682,437
Vornado Realty Trust	322,669	7,750,509
		10,432,946
Residential REITs – 1.5%
Apartment Investment and Management Company, Class A	1,033,393	7,864,121
Equity Residential	200,213	12,979,809
		20,843,930
Retail REITs – 1.1%
Regency Centers Corp.	190,299	11,836,598
Simon Property Group, Inc.	31,900	3,620,331
		15,456,929
Specialized REITs – 1.9%
Digital Realty Trust, Inc.	59,413	7,825,880
Rayonier, Inc.	340,495	10,180,801
Weyerhaeuser Company	286,788	9,392,307
		27,398,988
		90,481,727
Utilities – 6.4%
Electric utilities – 4.5%
Constellation Energy Corp.	125,000	13,020,000

The accompanying notes are an integral part of the financial statements.	72

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Evergy, Inc.	223,934	$12,309,652
FirstEnergy Corp.	683,918	24,668,922
PG&E Corp. (A)	874,923	14,261,245
		64,259,819
Multi-utilities – 1.9%
Ameren Corp.	216,301	17,146,180
CenterPoint Energy, Inc.	392,643	10,950,813
		28,096,993
		92,356,812
TOTAL COMMON STOCKS (Cost $1,139,065,977)		$1,392,947,417
SHORT-TERM INVESTMENTS – 4.4%
Short-term funds – 4.4%
John Hancock Collateral Trust, 5.4789% (C)(D)	1,995,190	19,945,112
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2681% (C)	2,013,254	2,013,254
T. Rowe Price Government Reserve Fund, 5.3678% (C)	41,696,332	41,696,332
TOTAL SHORT-TERM INVESTMENTS (Cost $63,645,648)		$63,654,698
Total Investments (Mid Value Fund) (Cost $1,202,711,625) – 101.3%		$1,456,602,115
Other assets and liabilities, net – (1.3%)		(18,769,392)
TOTAL NET ASSETS – 100.0%		$1,437,832,723
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-23.
(C)	The rate shown is the annualized seven-day yield as of 8-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Science & Technology Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 95.4%
Communication services – 14.5%
Interactive media and services – 14.0%
Alphabet, Inc., Class A (A)	123,028	$16,752,723
Baidu, Inc., ADR (A)	23,968	3,423,349
Kanzhun, Ltd., ADR (A)	29,287	433,448
Match Group, Inc. (A)	18,271	856,362
Meta Platforms, Inc., Class A (A)	14,203	4,202,526
Pinterest, Inc., Class A (A)	100,197	2,754,416
		28,422,824
Wireless telecommunication services – 0.5%
T-Mobile US, Inc. (A)	7,753	1,056,346
		29,479,170
Consumer discretionary – 20.3%
Automobiles – 0.2%
Rivian Automotive, Inc., Class A (A)	11,934	271,260
Broadline retail – 11.2%
Alibaba Group Holding, Ltd., ADR (A)	47,227	4,387,388
Amazon.com, Inc. (A)	76,587	10,569,772
Coupang, Inc. (A)	29,559	561,030
D-Market Elektronik Hizmetler ve Ticaret AS, ADR (A)	8,845	12,825
Science & Technology Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Broadline retail (continued)
Etsy, Inc. (A)	54,018	$3,974,104
JD.com, Inc., ADR	25,850	858,479
MercadoLibre, Inc. (A)	976	1,339,423
Prosus NV (A)	17,001	1,172,634
		22,875,655
Hotels, restaurants and leisure – 4.5%
Booking Holdings, Inc. (A)	1,426	4,427,773
Deliveroo PLC (A)(B)	580,762	831,440
Delivery Hero SE (A)(B)	61,533	2,244,576
DoorDash, Inc., Class A (A)	11,615	977,170
Tongcheng Travel Holdings, Ltd. (A)	327,600	734,170
		9,215,129
Specialty retail – 4.4%
Auto1 Group SE (A)(B)	113,961	954,577
Warby Parker, Inc., Class A (A)	29,913	359,255
Zalando SE (A)(B)	247,878	7,705,413
		9,019,245
		41,381,289
Financials – 5.6%
Financial services – 5.6%
Mastercard, Inc., Class A	20,255	8,358,023
Visa, Inc., Class A	12,409	3,048,643
		11,406,666
Health care – 0.2%
Health care technology – 0.2%
Veeva Systems, Inc., Class A (A)	2,240	467,488
Industrials – 0.7%
Ground transportation – 0.7%
Uber Technologies, Inc. (A)	30,154	1,424,173
Information technology – 53.7%
Communications equipment – 0.4%
Arista Networks, Inc. (A)	3,621	706,928
IT services – 3.6%
Accenture PLC, Class A	22,785	7,377,099
Semiconductors and semiconductor equipment – 19.6%
Advanced Micro Devices, Inc. (A)	45,300	4,789,116
ASML Holding NV, NYRS	730	482,187
KLA Corp.	6,330	3,176,837
Lam Research Corp.	4,436	3,115,846
Micron Technology, Inc.	16,818	1,176,251
NVIDIA Corp.	19,967	9,854,713
Qualcomm, Inc.	64,811	7,422,804
Silergy Corp.	124,000	1,108,553
Taiwan Semiconductor Manufacturing Company, Ltd.	176,000	3,024,199
Texas Instruments, Inc.	34,596	5,814,204
		39,964,710
Software – 25.1%
Adobe, Inc. (A)	3,932	2,199,325
DocuSign, Inc. (A)	92,390	4,647,217
Fortinet, Inc. (A)	34,935	2,103,436
Gen Digital, Inc.	90,429	1,831,187
Intuit, Inc.	7,904	4,282,466
Microsoft Corp.	64,288	21,071,035
Salesforce, Inc. (A)	47,252	10,464,428
TeamViewer SE (A)(B)	50,833	942,107
Workday, Inc., Class A (A)	8,471	2,071,160

The accompanying notes are an integral part of the financial statements.	73

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

Science & Technology Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Zoom Video Communications, Inc., Class A (A)	20,934	$1,486,942
		51,099,303
Technology hardware, storage and peripherals – 5.0%
Pure Storage, Inc., Class A (A)	100,991	3,695,261
Samsung Electronics Company, Ltd.	93,483	4,728,019
Western Digital Corp. (A)	40,813	1,836,585
		10,259,865
		109,407,905
Real estate – 0.4%
Real estate management and development – 0.4%
KE Holdings, Inc., ADR (A)	41,653	716,432
TOTAL COMMON STOCKS (Cost $166,093,110)		$194,283,123
SHORT-TERM INVESTMENTS – 5.3%
Short-term funds – 5.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2681% (C)	2,426,713	2,426,713
T. Rowe Price Government Reserve Fund, 5.3678% (C)	8,457,855	8,457,855
TOTAL SHORT-TERM INVESTMENTS (Cost $10,884,568)		$10,884,568
Total Investments (Science & Technology Fund) (Cost $176,977,678) – 100.7%		$205,167,691
Other assets and liabilities, net – (0.7%)		(1,411,051)
TOTAL NET ASSETS – 100.0%		$203,756,640
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 8-31-23.
U.S. Sector Rotation Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 97.6%
Communication services – 9.8%
Diversified telecommunication services – 0.8%
AT&T, Inc.	657,104	$9,718,568
Verizon Communications, Inc.	392,138	13,716,987
		23,435,555
Entertainment – 1.5%
Activision Blizzard, Inc.	69,747	6,416,027
Electronic Arts, Inc.	23,559	2,826,609
Live Nation Entertainment, Inc. (A)	12,662	1,070,319
Netflix, Inc. (A)	41,751	18,106,574
Take-Two Interactive Software, Inc. (A)	15,050	2,140,110
The Walt Disney Company (A)	177,281	14,834,874
Warner Brothers Discovery, Inc. (A)	220,884	2,902,416
		48,296,929
Interactive media and services – 6.4%
Alphabet, Inc., Class A (A)	558,539	76,056,256
Alphabet, Inc., Class C (A)	480,924	66,054,911
Match Group, Inc. (A)	23,758	1,113,537
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
Meta Platforms, Inc., Class A (A)	207,952	$61,530,917
		204,755,621
Media – 0.9%
Charter Communications, Inc., Class A (A)	9,575	4,194,999
Comcast Corp., Class A	397,790	18,600,660
Fox Corp., Class A	21,567	713,005
Fox Corp., Class B	11,632	355,009
News Corp., Class A	33,578	721,591
News Corp., Class B	16,455	362,010
Omnicom Group, Inc.	17,650	1,429,827
Paramount Global, Class B (B)	47,954	723,626
The Interpublic Group of Companies, Inc.	32,630	1,064,064
		28,164,791
Wireless telecommunication services – 0.2%
T-Mobile US, Inc. (A)	55,018	7,496,203
		312,149,099
Consumer discretionary – 11.3%
Automobile components – 0.1%
Aptiv PLC (A)	23,608	2,395,032
BorgWarner, Inc.	25,081	1,022,051
		3,417,083
Automobiles – 2.2%
Ford Motor Company	365,964	4,439,143
General Motors Company	121,745	4,079,675
Tesla, Inc. (A)	232,195	59,924,886
		68,443,704
Broadline retail – 3.6%
Amazon.com, Inc. (A)	808,954	111,643,742
eBay, Inc.	45,545	2,039,505
Etsy, Inc. (A)	9,134	671,988
		114,355,235
Distributors – 0.1%
Genuine Parts Company	13,116	2,016,323
LKQ Corp.	25,696	1,349,811
Pool Corp.	3,694	1,350,526
		4,716,660
Hotels, restaurants and leisure – 2.2%
Booking Holdings, Inc. (A)	3,384	10,507,422
Caesars Entertainment, Inc. (A)	19,080	1,054,361
Carnival Corp. (A)	84,789	1,341,362
Chipotle Mexican Grill, Inc. (A)	2,489	4,795,407
Darden Restaurants, Inc.	10,886	1,692,882
Domino's Pizza, Inc.	3,486	1,350,476
Expedia Group, Inc. (A)	12,302	1,333,414
Hilton Worldwide Holdings, Inc.	24,835	3,691,723
Las Vegas Sands Corp.	31,047	1,703,238
Marriott International, Inc., Class A	23,026	4,686,021
McDonald's Corp.	66,975	18,830,021
MGM Resorts International	31,147	1,369,845
Norwegian Cruise Line Holdings, Ltd. (A)	40,039	663,446
Royal Caribbean Cruises, Ltd. (A)	20,165	1,995,125
Starbucks Corp.	102,671	10,004,262
Wynn Resorts, Ltd.	10,371	1,051,412
Yum! Brands, Inc.	26,251	3,396,354
		69,466,771
Household durables – 0.4%
D.R. Horton, Inc.	28,937	3,444,082
Garmin, Ltd.	12,833	1,360,555
Hamilton Beach Brands Holding Company, Class B	294	3,449
Lennar Corp., A Shares	23,392	2,785,753
Mohawk Industries, Inc. (A)	3,385	343,205

The accompanying notes are an integral part of the financial statements.	74

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Newell Brands, Inc.	32,416	$342,961
NVR, Inc. (A)	270	1,721,879
PulteGroup, Inc.	21,303	1,748,124
Whirlpool Corp.	4,893	684,824
		12,434,832
Leisure products – 0.0%
Hasbro, Inc.	9,598	691,056
Specialty retail – 2.3%
AutoZone, Inc. (A)	1,606	4,065,316
Bath & Body Works, Inc.	18,425	679,330
Best Buy Company, Inc.	17,349	1,326,331
CarMax, Inc. (A)	12,473	1,018,795
Lowe's Companies, Inc.	53,879	12,418,032
O'Reilly Automotive, Inc. (A)	5,365	5,041,491
Ross Stores, Inc.	30,744	3,744,927
The Home Depot, Inc.	91,614	30,260,104
The TJX Companies, Inc.	104,236	9,639,745
Tractor Supply Company	9,124	1,993,594
Ulta Beauty, Inc. (A)	4,885	2,027,422
		72,215,087
Textiles, apparel and luxury goods – 0.4%
NIKE, Inc., Class B	109,930	11,180,980
Ralph Lauren Corp.	2,945	343,475
Tapestry, Inc.	20,315	676,896
VF Corp.	34,864	688,913
		12,890,264
		358,630,692
Consumer staples – 5.3%
Beverages – 1.3%
Brown-Forman Corp., Class B	11,103	734,241
Constellation Brands, Inc., Class A	10,737	2,797,633
Keurig Dr. Pepper, Inc.	60,239	2,027,042
Molson Coors Beverage Company, Class B	12,099	768,166
Monster Beverage Corp. (A)	52,427	3,009,834
PepsiCo, Inc.	94,606	16,832,300
The Coca-Cola Company	270,035	16,156,194
		42,325,410
Consumer staples distribution and retail – 1.4%
Costco Wholesale Corp.	30,166	16,569,580
Dollar General Corp.	14,752	2,043,152
Dollar Tree, Inc. (A)	14,421	1,764,554
Sysco Corp.	36,069	2,512,206
Target Corp.	30,241	3,826,999
The Kroger Company	44,007	2,041,485
Walgreens Boots Alliance, Inc.	50,002	1,265,551
Walmart, Inc.	95,534	15,534,784
		45,558,311
Food products – 0.8%
Archer-Daniels-Midland Company	37,755	2,993,972
Bunge, Ltd.	11,167	1,276,611
Campbell Soup Company	12,061	502,944
Conagra Brands, Inc.	33,640	1,005,163
General Mills, Inc.	40,876	2,765,670
Hormel Foods Corp.	19,221	741,738
Kellogg Company	16,613	1,013,725
Lamb Weston Holdings, Inc.	10,540	1,026,701
McCormick & Company, Inc.	18,521	1,520,204
Mondelez International, Inc., Class A	93,225	6,643,214
The Hershey Company	10,534	2,263,335
The J.M. Smucker Company	6,994	1,013,780
The Kraft Heinz Company	52,803	1,747,251
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Tyson Foods, Inc., Class A	18,634	$992,633
		25,506,941
Household products – 1.1%
Church & Dwight Company, Inc.	16,094	1,557,416
Colgate-Palmolive Company	55,590	4,084,197
Kimberly-Clark Corp.	23,661	3,048,247
The Clorox Company	8,166	1,277,571
The Procter & Gamble Company	162,839	25,132,571
		35,100,002
Personal care products – 0.2%
Kenvue, Inc.	121,466	2,799,791
The Estee Lauder Companies, Inc., Class A	15,970	2,563,664
		5,363,455
Tobacco – 0.5%
Altria Group, Inc.	121,441	5,370,121
Philip Morris International, Inc.	105,851	10,168,047
		15,538,168
		169,392,287
Energy – 5.1%
Energy equipment and services – 0.5%
Baker Hughes Company	101,024	3,656,059
Halliburton Company	84,738	3,272,582
Schlumberger, Ltd.	137,940	8,132,942
		15,061,583
Oil, gas and consumable fuels – 4.6%
APA Corp.	33,571	1,471,753
Chevron Corp.	175,878	28,333,946
ConocoPhillips	117,865	14,029,471
Coterra Energy, Inc.	78,281	2,206,741
Devon Energy Corp.	64,692	3,305,114
Diamondback Energy, Inc.	16,957	2,573,733
EOG Resources, Inc.	57,285	7,367,997
EQT Corp.	34,288	1,481,927
Exxon Mobil Corp.	396,528	44,089,948
Hess Corp.	26,130	4,037,085
Kinder Morgan, Inc.	188,783	3,250,843
Marathon Oil Corp.	55,962	1,474,599
Marathon Petroleum Corp.	41,045	5,859,995
Occidental Petroleum Corp.	70,368	4,418,407
ONEOK, Inc.	44,854	2,924,481
Phillips 66	45,489	5,193,024
Pioneer Natural Resources Company	23,081	5,491,662
Targa Resources Corp.	21,332	1,839,885
The Williams Companies, Inc.	115,334	3,982,483
Valero Energy Corp.	36,230	4,706,277
		148,039,371
		163,100,954
Financials – 12.4%
Banks – 2.9%
Bank of America Corp.	580,643	16,647,035
Citigroup, Inc.	165,850	6,847,947
Citizens Financial Group, Inc.	44,625	1,255,301
Comerica, Inc.	12,943	622,688
Fifth Third Bancorp	59,489	1,579,433
Huntington Bancshares, Inc.	112,871	1,251,739
JPMorgan Chase & Co.	245,005	35,851,582
KeyCorp	83,715	948,491
M&T Bank Corp.	14,680	1,835,734
Regions Financial Corp.	83,049	1,523,119
The PNC Financial Services Group, Inc.	33,738	4,073,189
Truist Financial Corp.	113,628	3,471,335

The accompanying notes are an integral part of the financial statements.	75

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
U.S. Bancorp	120,640	$4,406,979
Wells Fargo & Company	312,214	12,891,316
Zions Bancorp NA	8,838	313,749
		93,519,637
Capital markets – 2.7%
Ameriprise Financial, Inc.	8,323	2,809,678
BlackRock, Inc.	12,324	8,633,455
Cboe Global Markets, Inc.	8,338	1,248,282
CME Group, Inc.	31,034	6,289,971
FactSet Research Systems, Inc.	2,918	1,273,444
Franklin Resources, Inc.	23,755	635,209
Intercontinental Exchange, Inc.	47,787	5,638,388
Invesco, Ltd.	40,105	638,472
MarketAxess Holdings, Inc.	3,833	923,485
Moody's Corp.	12,997	4,377,390
Morgan Stanley	110,239	9,386,851
MSCI, Inc.	7,023	3,817,843
Nasdaq, Inc.	29,388	1,542,282
Northern Trust Corp.	16,518	1,256,524
Raymond James Financial, Inc.	15,027	1,571,674
S&P Global, Inc.	28,012	10,948,770
State Street Corp.	27,413	1,884,370
T. Rowe Price Group, Inc.	19,706	2,211,604
The Bank of New York Mellon Corp.	63,612	2,854,270
The Charles Schwab Corp.	126,465	7,480,405
The Goldman Sachs Group, Inc.	27,439	8,992,035
		84,414,402
Consumer finance – 0.4%
American Express Company	50,857	8,034,897
Capital One Financial Corp.	30,111	3,083,065
Discover Financial Services	20,893	1,881,833
Synchrony Financial	38,542	1,244,136
		14,243,931
Financial services – 4.3%
Berkshire Hathaway, Inc., Class B (A)	150,215	54,107,443
Fidelity National Information Services, Inc.	50,637	2,828,583
Fiserv, Inc. (A)	51,074	6,199,873
FleetCor Technologies, Inc. (A)	5,775	1,569,241
Global Payments, Inc.	22,672	2,872,316
Jack Henry & Associates, Inc.	5,975	936,761
Mastercard, Inc., Class A	70,460	29,074,614
PayPal Holdings, Inc. (A)	95,463	5,967,392
Visa, Inc., Class A	137,314	33,735,304
		137,291,527
Insurance – 2.1%
Aflac, Inc.	46,332	3,454,977
American International Group, Inc.	59,287	3,469,475
Aon PLC, Class A	17,019	5,673,964
Arch Capital Group, Ltd. (A)	29,021	2,230,554
Arthur J. Gallagher & Company	17,764	4,094,247
Assurant, Inc.	4,526	630,608
Brown & Brown, Inc.	21,373	1,583,739
Chubb, Ltd.	34,322	6,894,260
Cincinnati Financial Corp.	12,024	1,272,019
Everest Group, Ltd.	3,497	1,261,298
Globe Life, Inc.	8,451	942,878
Lincoln National Corp.	12,123	311,076
Loews Corp.	15,141	940,105
Marsh & McLennan Companies, Inc.	41,724	8,135,763
MetLife, Inc.	54,821	3,472,362
Principal Financial Group, Inc.	20,227	1,571,840
Prudential Financial, Inc.	29,980	2,838,207
The Allstate Corp.	20,626	2,223,689
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc.	26,095	$1,874,143
The Progressive Corp.	50,134	6,691,385
The Travelers Companies, Inc.	19,507	3,145,114
W.R. Berkley Corp.	15,335	948,623
Willis Towers Watson PLC	9,110	1,883,584
		65,543,910
		395,013,407
Health care – 12.1%
Biotechnology – 1.9%
AbbVie, Inc.	137,793	20,250,059
Amgen, Inc.	41,402	10,612,989
Biogen, Inc. (A)	10,833	2,896,311
Gilead Sciences, Inc.	96,917	7,412,212
Incyte Corp. (A)	13,465	868,896
Moderna, Inc. (A)	25,182	2,847,329
Regeneron Pharmaceuticals, Inc. (A)	8,404	6,945,822
Vertex Pharmaceuticals, Inc. (A)	19,829	6,907,234
		58,740,852
Health care equipment and supplies – 2.4%
Abbott Laboratories	134,132	13,802,183
ABIOMED, Inc. (A)(C)	6,547	101,609
Align Technology, Inc. (A)	5,529	2,046,504
Baxter International, Inc.	40,988	1,664,113
Becton, Dickinson and Company	22,611	6,318,644
Boston Scientific Corp. (A)	111,519	6,015,335
Dentsply Sirona, Inc.	15,412	571,631
DexCom, Inc. (A)	28,632	2,891,259
Edwards Lifesciences Corp. (A)	44,817	3,427,156
GE HealthCare Technologies, Inc.	28,835	2,031,426
Hologic, Inc. (A)	19,002	1,420,209
IDEXX Laboratories, Inc. (A)	6,234	3,188,130
Insulet Corp. (A)	4,563	874,773
Intuitive Surgical, Inc. (A)	27,168	8,494,890
Medtronic PLC	102,615	8,363,123
ResMed, Inc.	10,655	1,700,431
STERIS PLC	7,531	1,729,042
Stryker Corp.	25,546	7,243,568
Teleflex, Inc.	3,994	849,684
The Cooper Companies, Inc.	3,847	1,423,352
Zimmer Biomet Holdings, Inc.	17,042	2,030,043
		76,187,105
Health care providers and services – 2.5%
Cardinal Health, Inc.	19,329	1,688,002
Cencora, Inc.	12,886	2,267,678
Centene Corp. (A)	40,400	2,490,660
CVS Health Corp.	99,143	6,461,149
DaVita, Inc. (A)	5,670	580,721
Elevance Health, Inc.	18,357	8,113,978
HCA Healthcare, Inc.	15,579	4,320,057
Henry Schein, Inc. (A)	11,113	850,589
Humana, Inc.	9,619	4,440,419
Laboratory Corp. of America Holdings	6,834	1,422,155
McKesson Corp.	10,981	4,527,686
Molina Healthcare, Inc. (A)	4,481	1,389,648
Quest Diagnostics, Inc.	8,720	1,146,680
The Cigna Group	22,537	6,226,072
UnitedHealth Group, Inc.	72,383	34,496,290
Universal Health Services, Inc., Class B	4,295	578,537
		81,000,321
Life sciences tools and services – 1.5%
Agilent Technologies, Inc.	23,723	2,872,144
Bio-Rad Laboratories, Inc., Class A (A)	1,468	587,494

The accompanying notes are an integral part of the financial statements.	76

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Bio-Techne Corp.	10,931	$856,990
Charles River Laboratories International, Inc. (A)	4,274	883,949
Danaher Corp.	51,575	13,667,375
Illumina, Inc. (A)	12,537	2,071,363
IQVIA Holdings, Inc. (A)	14,154	3,151,105
Mettler-Toledo International, Inc. (A)	1,687	2,047,141
Revvity, Inc.	9,711	1,136,478
Thermo Fisher Scientific, Inc.	29,681	16,535,285
Waters Corp. (A)	4,036	1,133,309
West Pharmaceutical Services, Inc.	5,637	2,293,695
		47,236,328
Pharmaceuticals – 3.8%
Bristol-Myers Squibb Company	161,818	9,976,080
Catalent, Inc. (A)	11,989	599,090
Eli Lilly & Company	61,742	34,217,416
Johnson & Johnson	189,423	30,625,911
Merck & Company, Inc.	199,114	21,699,444
Organon & Company	26,064	572,365
Pfizer, Inc.	441,656	15,625,789
Viatris, Inc.	105,157	1,130,438
Zoetis, Inc.	34,925	6,653,562
		121,100,095
		384,264,701
Industrials – 8.4%
Aerospace and defense – 1.6%
Axon Enterprise, Inc. (A)	6,126	1,304,287
General Dynamics Corp.	19,445	4,407,015
Howmet Aerospace, Inc.	31,797	1,572,998
Huntington Ingalls Industries, Inc.	2,865	631,217
L3Harris Technologies, Inc.	15,811	2,815,781
Lockheed Martin Corp.	19,520	8,751,792
Northrop Grumman Corp.	12,370	5,357,323
RTX Corp.	124,240	10,689,610
Textron, Inc.	16,279	1,265,041
The Boeing Company (A)	48,095	10,774,723
TransDigm Group, Inc. (A)	4,221	3,815,151
		51,384,938
Air freight and logistics – 0.6%
CH Robinson Worldwide, Inc.	9,983	902,763
Expeditors International of Washington, Inc.	13,382	1,561,813
FedEx Corp.	19,307	5,039,513
United Parcel Service, Inc., Class B	60,156	10,190,426
		17,694,515
Building products – 0.4%
A.O. Smith Corp.	8,765	635,463
Allegion PLC	8,336	948,720
Carrier Global Corp.	71,982	4,135,366
Johnson Controls International PLC	58,240	3,439,654
Masco Corp.	16,185	955,077
Trane Technologies PLC	19,885	4,081,595
		14,195,875
Commercial services and supplies – 0.5%
Cintas Corp.	7,509	3,785,813
Copart, Inc. (A)	70,628	3,166,253
Republic Services, Inc.	17,262	2,487,972
Rollins, Inc.	15,748	623,148
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Waste Management, Inc.	31,853	$4,993,913
		15,057,099
Construction and engineering – 0.1%
Quanta Services, Inc.	12,050	2,528,934
Electrical equipment – 0.6%
AMETEK, Inc.	19,582	3,123,525
Eaton Corp. PLC	32,972	7,595,760
Emerson Electric Company	47,744	4,690,848
Generac Holdings, Inc. (A)	5,248	623,515
Rockwell Automation, Inc.	9,904	3,090,840
		19,124,488
Ground transportation – 0.8%
CSX Corp.	172,542	5,210,768
JB Hunt Transport Services, Inc.	6,592	1,238,505
Norfolk Southern Corp.	19,465	3,990,520
Old Dominion Freight Line, Inc.	7,342	3,137,751
Union Pacific Corp.	51,751	11,414,718
		24,992,262
Industrial conglomerates – 0.8%
3M Company	47,229	5,037,917
General Electric Company	92,979	10,642,376
Honeywell International, Inc.	56,240	10,569,746
		26,250,039
Machinery – 1.8%
Caterpillar, Inc.	42,677	11,997,785
Cummins, Inc.	12,341	2,838,924
Deere & Company	22,525	9,256,424
Dover Corp.	10,697	1,586,365
Fortive Corp.	27,969	2,205,356
IDEX Corp.	6,887	1,559,217
Illinois Tool Works, Inc.	22,925	5,670,499
Ingersoll Rand, Inc.	35,736	2,487,583
Nordson Corp.	5,153	1,258,053
Otis Worldwide Corp.	33,014	2,824,348
PACCAR, Inc.	45,523	3,746,088
Parker-Hannifin Corp.	10,553	4,399,546
Pentair PLC	13,677	960,946
Snap-on, Inc.	4,698	1,261,883
Stanley Black & Decker, Inc.	13,434	1,267,901
Wabtec Corp.	13,967	1,571,567
Xylem, Inc.	21,509	2,227,042
		57,119,527
Passenger airlines – 0.2%
Alaska Air Group, Inc. (A)	7,386	309,990
American Airlines Group, Inc. (A)	62,917	926,767
Delta Air Lines, Inc.	50,185	2,151,933
Southwest Airlines Company	49,200	1,554,720
United Airlines Holdings, Inc. (A)	24,869	1,238,725
		6,182,135
Professional services – 0.8%
Automatic Data Processing, Inc.	34,569	8,801,613
Broadridge Financial Solutions, Inc.	10,106	1,881,838
Ceridian HCM Holding, Inc. (A)	13,048	946,241
Equifax, Inc.	10,667	2,204,869
Jacobs Solutions, Inc.	11,595	1,563,238
Leidos Holdings, Inc.	12,945	1,262,267
Paychex, Inc.	28,308	3,460,087
Paycom Software, Inc.	4,272	1,259,556
Robert Half, Inc.	8,306	614,312

The accompanying notes are an integral part of the financial statements.	77

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Verisk Analytics, Inc.	11,830	$2,865,463
		24,859,484
Trading companies and distributors – 0.2%
Fastenal Company	48,950	2,818,541
United Rentals, Inc.	5,268	2,510,413
W.W. Grainger, Inc.	3,915	2,795,858
		8,124,812
		267,514,108
Information technology – 28.7%
Communications equipment – 0.9%
Arista Networks, Inc. (A)	20,955	4,091,045
Cisco Systems, Inc.	355,541	20,390,276
F5, Inc. (A)	6,062	992,107
Juniper Networks, Inc.	22,818	664,460
Motorola Solutions, Inc.	14,973	4,245,894
		30,383,782
Electronic equipment, instruments and components – 0.6%
Amphenol Corp., Class A	52,031	4,598,500
CDW Corp.	12,540	2,647,821
Corning, Inc.	69,271	2,273,474
Keysight Technologies, Inc. (A)	14,825	1,976,173
TE Connectivity, Ltd.	27,338	3,619,278
Teledyne Technologies, Inc. (A)	3,910	1,635,553
Trimble, Inc. (A)	23,925	1,310,851
Zebra Technologies Corp., Class A (A)	4,746	1,305,197
		19,366,847
IT services – 1.2%
Accenture PLC, Class A	55,474	17,960,817
Akamai Technologies, Inc. (A)	12,539	1,317,724
Cognizant Technology Solutions Corp., Class A	45,779	3,278,234
DXC Technology Company (A)	15,784	327,360
EPAM Systems, Inc. (A)	5,168	1,338,460
Gartner, Inc. (A)	6,519	2,279,564
IBM Corp.	80,156	11,769,305
VeriSign, Inc. (A)	7,862	1,633,645
		39,905,109
Semiconductors and semiconductor equipment – 7.8%
Advanced Micro Devices, Inc. (A)	138,027	14,592,214
Analog Devices, Inc.	44,536	8,095,754
Applied Materials, Inc.	71,717	10,955,489
Broadcom, Inc.	35,627	32,879,802
Enphase Energy, Inc. (A)	12,578	1,591,494
First Solar, Inc. (A)	8,920	1,686,950
Intel Corp.	360,328	12,661,926
KLA Corp.	11,728	5,885,931
Lam Research Corp.	11,360	7,979,264
Microchip Technology, Inc.	47,698	3,903,604
Micron Technology, Inc.	92,686	6,482,459
Monolithic Power Systems, Inc.	3,813	1,987,374
NVIDIA Corp.	208,413	102,862,236
NXP Semiconductors NV	22,199	4,566,778
ON Semiconductor Corp. (A)	36,739	3,617,322
Qorvo, Inc. (A)	9,217	989,814
Qualcomm, Inc.	97,522	11,169,195
Skyworks Solutions, Inc.	15,095	1,641,430
SolarEdge Technologies, Inc. (A)	3,932	639,225
Teradyne, Inc.	12,136	1,309,110
Texas Instruments, Inc.	78,294	13,158,090
		248,655,461
Software – 10.4%
Adobe, Inc. (A)	39,864	22,297,530
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
ANSYS, Inc. (A)	7,271	$2,318,504
Autodesk, Inc. (A)	19,396	4,304,748
Cadence Design Systems, Inc. (A)	23,357	5,615,957
Fair Isaac Corp. (A)	2,214	2,002,762
Fortinet, Inc. (A)	53,693	3,232,856
Gen Digital, Inc.	46,963	951,001
Intuit, Inc.	23,807	12,898,871
Microsoft Corp.	646,044	211,747,381
Oracle Corp.	132,300	15,927,597
Palo Alto Networks, Inc. (A)	26,438	6,432,365
PTC, Inc. (A)	8,902	1,310,107
Roper Technologies, Inc.	9,171	4,576,879
Salesforce, Inc. (A)	86,177	19,084,758
ServiceNow, Inc. (A)	17,433	10,265,073
Synopsys, Inc. (A)	12,959	5,946,756
Tyler Technologies, Inc. (A)	3,342	1,331,553
		330,244,698
Technology hardware, storage and peripherals – 7.8%
Apple, Inc.	1,274,014	239,349,003
Hewlett Packard Enterprise Company	116,103	1,972,590
HP, Inc.	72,020	2,139,714
NetApp, Inc.	17,044	1,307,275
Seagate Technology Holdings PLC	14,684	1,039,480
Western Digital Corp. (A)	31,460	1,415,700
		247,223,762
		915,779,659
Materials – 2.3%
Chemicals – 1.6%
Air Products & Chemicals, Inc.	17,733	5,239,924
Albemarle Corp.	9,259	1,839,856
Celanese Corp.	7,517	949,848
CF Industries Holdings, Inc.	16,049	1,236,896
Corteva, Inc.	59,633	3,012,063
Dow, Inc.	55,395	3,022,351
DuPont de Nemours, Inc.	35,890	2,759,582
Eastman Chemical Company	10,911	927,544
Ecolab, Inc.	20,161	3,705,793
FMC Corp.	10,341	891,704
International Flavors & Fragrances, Inc.	22,393	1,577,587
Linde PLC	40,425	15,646,092
LyondellBasell Industries NV, Class A	21,702	2,143,507
PPG Industries, Inc.	19,587	2,776,653
The Mosaic Company	23,591	916,510
The Sherwin-Williams Company	19,351	5,258,054
		51,903,964
Construction materials – 0.1%
Martin Marietta Materials, Inc.	4,822	2,152,589
Vulcan Materials Company	11,239	2,452,912
		4,605,501
Containers and packaging – 0.2%
Amcor PLC	126,764	1,234,681
Avery Dennison Corp.	6,543	1,232,570
Ball Corp.	22,908	1,247,341
International Paper Company	26,469	924,297
Packaging Corp. of America	8,236	1,227,988
Sealed Air Corp.	8,361	309,859
Westrock Company	18,748	613,247
		6,789,983
Metals and mining – 0.4%
Freeport-McMoRan, Inc.	114,563	4,572,209
Newmont Corp.	62,284	2,455,235
Nucor Corp.	19,819	3,410,850

The accompanying notes are an integral part of the financial statements.	78

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Steel Dynamics, Inc.	11,708	$1,247,956
		11,686,250
		74,985,698
Real estate – 1.6%
Health care REITs – 0.1%
Healthpeak Properties, Inc.	29,439	605,855
Ventas, Inc.	23,131	1,010,362
Welltower, Inc.	26,724	2,214,885
		3,831,102
Hotel and resort REITs – 0.0%
Host Hotels & Resorts, Inc.	37,380	590,230
Industrial REITs – 0.2%
Prologis, Inc.	49,826	6,188,389
Office REITs – 0.1%
Alexandria Real Estate Equities, Inc.	8,567	996,685
Boston Properties, Inc.	8,980	599,595
		1,596,280
Real estate management and development – 0.1%
CBRE Group, Inc., Class A (A)	16,436	1,397,882
CoStar Group, Inc. (A)	21,932	1,798,205
		3,196,087
Residential REITs – 0.2%
AvalonBay Communities, Inc.	7,673	1,410,451
Camden Property Trust	5,575	599,982
Equity Residential	18,558	1,203,115
Essex Property Trust, Inc.	3,387	807,427
Invitation Homes, Inc.	29,586	1,008,587
Mid-America Apartment Communities, Inc.	6,889	1,000,489
UDR, Inc.	15,192	606,161
		6,636,212
Retail REITs – 0.2%
Federal Realty Investment Trust	4,105	402,044
Kimco Realty Corp.	32,079	607,576
Realty Income Corp.	35,646	1,997,602
Regency Centers Corp.	9,702	603,464
Simon Property Group, Inc.	17,788	2,018,760
		5,629,446
Specialized REITs – 0.7%
American Tower Corp.	24,555	4,452,313
Crown Castle, Inc.	23,965	2,408,483
Digital Realty Trust, Inc.	15,479	2,038,894
Equinix, Inc.	5,108	3,991,289
Extra Space Storage, Inc.	10,854	1,396,693
Iron Mountain, Inc.	16,081	1,021,787
Public Storage	8,679	2,398,702
SBA Communications Corp.	6,205	1,393,209
VICI Properties, Inc.	52,178	1,609,170
Weyerhaeuser Company	36,754	1,203,694
		21,914,234
		49,581,980
Utilities – 0.6%
Electric utilities – 0.4%
Alliant Energy Corp.	4,763	238,960
American Electric Power Company, Inc.	11,169	875,650
Constellation Energy Corp.	6,894	718,079
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Duke Energy Corp.	16,960	$1,506,048
Edison International	8,086	556,721
Entergy Corp.	4,108	391,287
Evergy, Inc.	5,664	311,350
Eversource Energy	7,399	472,204
Exelon Corp.	21,971	881,477
FirstEnergy Corp.	11,077	399,547
NextEra Energy, Inc.	44,299	2,959,173
NRG Energy, Inc.	4,302	161,540
PG&E Corp. (A)	33,916	552,831
Pinnacle West Capital Corp.	2,044	157,940
PPL Corp.	15,992	398,521
The Southern Company	23,643	1,601,340
Xcel Energy, Inc.	12,545	716,696
		12,899,364
Gas utilities – 0.0%
Atmos Energy Corp.	3,456	400,723
Independent power and renewable electricity producers – 0.0%
The AES Corp.	13,285	238,200
Multi-utilities – 0.2%
Ameren Corp.	6,001	475,699
CenterPoint Energy, Inc.	14,300	398,827
CMS Energy Corp.	5,674	318,822
Consolidated Edison, Inc.	7,215	641,846
Dominion Energy, Inc.	18,001	873,769
DTE Energy Company	4,600	475,548
NiSource, Inc.	9,078	242,927
Public Service Enterprise Group, Inc.	10,506	641,706
Sempra	13,501	948,040
WEC Energy Group, Inc.	6,629	557,631
		5,574,815
Water utilities – 0.0%
American Water Works Company, Inc.	4,044	561,065
		19,674,167
TOTAL COMMON STOCKS (Cost $2,740,933,468)		$3,110,086,752
SHORT-TERM INVESTMENTS – 2.1%
Short-term funds – 2.1%
John Hancock Collateral Trust, 5.4789% (D)(E)	6,570,132	65,678,983
TOTAL SHORT-TERM INVESTMENTS (Cost $65,666,992)		$65,678,983
Total Investments (U.S. Sector Rotation Fund) (Cost $2,806,600,460) – 99.7%		$3,175,765,735
Other assets and liabilities, net – 0.3%		8,790,343
TOTAL NET ASSETS – 100.0%		$3,184,556,078
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-23.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 8-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $676,678.

The accompanying notes are an integral part of the financial statements.	79

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	328	Long	Sep 2023	$73,498,804	$74,062,400	$563,596
						$563,596

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	80

John Hancock Funds II
Portfolio of Investments — August 31, 2023 (showing percentage of total net assets)

The following funds had the following country composition as a percentage of net assets on 8-31-23:
Capital Appreciation Fund
United States	87.7%
France	3.2%
Denmark	2.3%
Uruguay	1.8%
Canada	1.6%
Netherlands	1.4%
United Kingdom	1.3%
Other countries	0.7%
TOTAL	100.0%
Health Sciences Fund
United States	87.9%
United Kingdom	3.6%
Netherlands	2.5%
Denmark	2.0%
Switzerland	1.0%
Other countries	3.0%
TOTAL	100.0%
High Yield Fund
United States	76.4%
Cayman Islands	7.5%
Canada	4.7%
France	1.6%
United Kingdom	1.6%
Luxembourg	1.2%
Netherlands	1.0%
Other countries	6.0%
TOTAL	100.0%
Mid Value Fund
United States	88.7%
United Kingdom	4.5%
Canada	2.5%
Puerto Rico	1.3%
Other countries	3.0%
TOTAL	100.0%
Science & Technology Fund
United States	79.1%
Germany	5.8%
China	5.8%
Ireland	3.6%
South Korea	2.3%
Taiwan	1.5%
Other countries	1.9%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Funds II
Statements of assets and liabilities — August 31, 2023

Assets	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund	Health Sciences Fund
Unaffiliated investments, at value (including securities loaned)	$1,483,892,248	$1,160,420,058	$1,983,535,430	$265,881,234
Affiliated investments, at value	—	2,018,771	—	—
Total investments, at value	1,483,892,248	1,162,438,829	1,983,535,430	265,881,234
Cash	—	89,859	—	—
Foreign currency, at value	237	107,473	—	629
Cash collateral at broker for sale commitments	—	—	220,000	—
Dividends and interest receivable	1,063,999	4,804,377	10,851,855	239,911
Receivable for fund shares sold	20,527	—	17,200	—
Receivable for investments sold	497,666	4,636,860	40,624,693	21,153
Receivable for delayed delivery securities sold	—	—	46,028,774	—
Receivable for securities lending income	1,178	1,407	34	—
Other assets	64,475	49,152	77,034	237,790
Total assets	1,485,540,330	1,172,127,957	2,081,355,020	266,380,717
Liabilities
Payable for sale commitments outstanding, at value	—	—	5,361,328	—
Written options, at value	—	6,616,180	—	—
Due to custodian	—	—	—	1,633
Payable for investments purchased	1,322,347	1,166,243	69,185,290	930,141
Payable for delayed delivery securities purchased	—	—	207,504,456	—
Payable for fund shares repurchased	2,881,712	1,752,415	1,170,635	135,214
Payable upon return of securities loaned	—	2,018,769	—	—
Payable to affiliates
Accounting and legal services fees	74,756	60,485	90,248	14,348
Trustees' fees	103	80	125	17
Other liabilities and accrued expenses	80,443	82,710	102,879	41,876
Total liabilities	4,359,361	11,696,882	283,414,961	1,123,229
Net assets	$1,481,180,969	$1,160,431,075	$1,797,940,059	$265,257,488
Net assets consist of
Paid-in capital	$595,273,544	$1,027,382,255	$2,089,210,200	$176,030,503
Total distributable earnings (loss)	885,907,425	133,048,820	(291,270,141)	89,226,985
Net assets	$1,481,180,969	$1,160,431,075	$1,797,940,059	$265,257,488
Unaffiliated investments, including repurchase agreements, at cost	$629,119,558	$1,037,251,312	$2,070,820,233	$187,246,100
Affiliated investments, at cost	—	$2,017,985	—	—
Foreign currency, at cost	$237	$108,494	—	$693
Proceeds received on sale commitments outstanding	—	—	$5,407,734	—
Premiums received on written options	—	$7,666,409	—	—
Securities loaned, at value	—	$1,976,076	—	—
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$585,967,240	—	$118,882,662	—
Shares outstanding	44,434,060	—	10,932,123	—
Net asset value, offering price and redemption price per share	$13.19	—	$10.87	—
Class NAV
Net assets	$895,213,729	$1,160,431,075	$1,679,057,397	$265,257,488
Shares outstanding	67,270,091	127,522,915	154,680,018	54,925,586
Net asset value, offering price and redemption price per share	$13.31	$9.10	$10.86	$4.83
The accompanying notes are an integral part of the financial statements.	82

John Hancock Funds II
Statements of assets and liabilities — August 31, 2023

Assets	High Yield Fund	International Strategic Equity Allocation Fund	Mid Value Fund	Science & Technology Fund
Unaffiliated investments, at value (including securities loaned)	$187,555,293	$3,381,621,471	$1,436,657,003	$205,167,691
Affiliated investments, at value	—	25,218,768	19,945,112	—
Total investments, at value	187,555,293	3,406,840,239	1,456,602,115	205,167,691
Receivable for centrally cleared swaps	932,303	—	—	—
Unrealized appreciation on forward foreign currency contracts	8,292	—	—	—
Receivable for futures variation margin	18,440	—	—	—
Cash	5,454	1,456,782	—	—
Foreign currency, at value	418,151	3,828,577	—	1,188
Collateral held at broker for futures contracts	185,141	5,778,000	—	—
Dividends and interest receivable	2,931,240	11,427,998	3,559,358	180,960
Receivable for fund shares sold	—	2,478,055	8,360	—
Receivable for investments sold	—	—	483,873	572,978
Receivable for delayed delivery securities sold	301,677	—	—	—
Receivable for securities lending income	2,281	27,545	108,036	230
Other assets	8,463	195,235	66,717	9,154
Total assets	192,366,735	3,432,032,431	1,460,828,459	205,932,201
Liabilities
Unrealized depreciation on forward foreign currency contracts	10,284	—	—	—
Payable for futures variation margin	—	1,111,416	—	—
Due to custodian	—	—	206,871	48,022
Foreign capital gains tax payable	—	2,558,219	—	—
Payable for investments purchased	257,469	—	554,665	838,978
Payable for fund shares repurchased	263,066	2,051	2,116,379	1,252,686
Payable upon return of securities loaned	—	25,223,992	19,960,422	—
Payable to affiliates
Accounting and legal services fees	9,535	199,912	73,929	9,107
Trustees' fees	13	280	102	14
Other liabilities and accrued expenses	36,620	641,292	83,368	26,754
Total liabilities	576,987	29,737,162	22,995,736	2,175,561
Net assets	$191,789,748	$3,402,295,269	$1,437,832,723	$203,756,640
Net assets consist of
Paid-in capital	$334,816,193	$3,627,027,333	$1,079,151,675	$198,273,023
Total distributable earnings (loss)	(143,026,445)	(224,732,064)	358,681,048	5,483,617
Net assets	$191,789,748	$3,402,295,269	$1,437,832,723	$203,756,640
Unaffiliated investments, including repurchase agreements, at cost	$219,125,568	$3,462,816,667	$1,182,775,563	$176,977,678
Affiliated investments, at cost	—	$25,214,069	$19,936,062	—
Foreign currency, at cost	$427,016	$3,831,107	—	$1,188
Collateral held at broker for centrally cleared swaps	$977,397	—	—	—
Securities loaned, at value	—	$23,855,935	$26,149,522	$724,944
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$191,789,748	—	—	—
Shares outstanding	27,854,858	—	—	—
Net asset value, offering price and redemption price per share	$6.89	—	—	—
Class NAV
Net assets	—	$3,402,295,269	$1,437,832,723	$203,756,640
Shares outstanding	—	366,940,153	87,551,017	121,971,522
Net asset value, offering price and redemption price per share	—	$9.27	$16.42	$1.67
The accompanying notes are an integral part of the financial statements.	83

John Hancock Funds II
Statements of assets and liabilities — August 31, 2023

Assets	U.S. Sector Rotation Fund
Unaffiliated investments, at value (including securities loaned)	$3,110,086,752
Affiliated investments, at value	65,678,983
Total investments, at value	3,175,765,735
Cash	35,042
Collateral held at broker for futures contracts	4,810,000
Dividends and interest receivable	4,998,491
Receivable for securities lending income	3,712
Other assets	134,464
Total assets	3,185,747,444
Liabilities
Payable for futures variation margin	131,584
Payable upon return of securities loaned	672,936
Payable to affiliates
Accounting and legal services fees	193,797
Trustees' fees	272
Other liabilities and accrued expenses	192,777
Total liabilities	1,191,366
Net assets	$3,184,556,078
Net assets consist of
Paid-in capital	$3,158,258,704
Total distributable earnings (loss)	26,297,374
Net assets	$3,184,556,078
Unaffiliated investments, including repurchase agreements, at cost	$2,740,933,468
Affiliated investments, at cost	$65,666,992
Securities loaned, at value	$658,360
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class NAV
Net assets	$3,184,556,078
Shares outstanding	331,873,001
Net asset value, offering price and redemption price per share	$9.60
The accompanying notes are an integral part of the financial statements.	84

John Hancock Funds II
Statements of operations — For the year ended August 31, 2023

Investment income	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund	Health Sciences Fund
Dividends	$9,388,900	$12,672,764	$2,855,160	$2,179,659
Interest	8,373	23,290,975	62,006,734	284
Securities lending	20,668	36,748	604	—
Less foreign taxes withheld	(233,651)	(104,217)	(844)	(12,910)
Total investment income	9,184,290	35,896,270	64,861,654	2,167,033
Expenses
Investment management fees	9,691,100	10,001,275	9,643,545	2,790,980
Distribution and service fees	255,707	—	62,845	—
Accounting and legal services fees	278,540	246,495	341,200	61,962
Trustees' fees	31,929	30,260	40,149	7,684
Custodian fees	135,290	150,839	199,784	48,063
Printing and postage	25,114	19,688	20,214	17,964
Professional fees	101,758	106,573	197,210	86,778
Other	83,954	60,588	97,368	26,298
Total expenses	10,603,392	10,615,718	10,602,315	3,039,729
Less expense reductions	(97,869)	(526,410)	(120,291)	(158,808)
Net expenses	10,505,523	10,089,308	10,482,024	2,880,921
Net investment income (loss)	(1,321,233)	25,806,962	54,379,630	(713,888)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	108,591,580	5,778,774	(107,522,389)	15,917,926
Affiliated investments	(2,328)	(359)	(205)	—
Written options	—	(1,927,294)	—	—
	108,589,252	3,851,121	(107,522,594)	15,917,926
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	209,275,497	102,708,913	35,339,323	(663,056)
Affiliated investments	—	1,116	—	—
Written options	—	(3,043,567)	—	—
	209,275,497	99,666,462	35,339,323	(663,056)
Net realized and unrealized gain (loss)	317,864,749	103,517,583	(72,183,271)	15,254,870
Increase (decrease) in net assets from operations	$316,543,516	$129,324,545	$(17,803,641)	$14,540,982
The accompanying notes are an integral part of the financial statements.	85

John Hancock Funds II
Statements of operations — For the year ended August 31, 2023

Investment income	High Yield Fund	International Strategic Equity Allocation Fund	Mid Value Fund	Science & Technology Fund
Dividends	$216,466	$138,085,134	$28,715,237	$1,007,247
Interest	14,960,365	7,035,861	21,198	5,792
Securities lending	58,121	531,719	365,732	8,990
Less foreign taxes withheld	(25)	(13,903,967)	(255,730)	(14,645)
Total investment income	15,234,927	131,748,747	28,846,437	1,007,384
Expenses
Investment management fees	1,350,952	25,543,548	12,270,038	1,430,214
Distribution and service fees	96,497	—	—	—
Accounting and legal services fees	39,524	850,320	286,990	30,826
Trustees' fees	4,790	104,883	34,089	3,534
Custodian fees	35,895	1,458,527	162,085	39,142
Printing and postage	17,764	24,494	19,893	17,673
Professional fees	102,240	263,929	108,783	72,333
Other	28,605	155,644	51,252	19,046
Total expenses	1,676,267	28,401,345	12,933,130	1,612,768
Less expense reductions	(13,885)	(5,972,437)	(673,183)	(83,089)
Net expenses	1,662,382	22,428,908	12,259,947	1,529,679
Net investment income (loss)	13,572,545	109,319,839	16,586,490	(522,295)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(12,745,034)	(171,467,227)	140,947,585	5,549,217
Affiliated investments	(1,511)	(14,340)	(7,025)	166
Futures contracts	(827,606)	13,177,630	—	—
Forward foreign currency contracts	54,750	—	—	—
Swap contracts	(221,319)	—	—	—
Redemptions in kind	—	100,551,956	—	—
	(13,740,720)	(57,751,981)	140,940,560	5,549,383
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	12,292,037	420,689,332	31,091,832	39,077,531
Affiliated investments	972	4,826	9,312	5
Futures contracts	147,173	7,024,318	—	—
Forward foreign currency contracts	14,040	—	—	—
Swap contracts	(41,468)	—	—	—
	12,412,754	427,718,476	31,101,144	39,077,536
Net realized and unrealized gain (loss)	(1,327,966)	369,966,495	172,041,704	44,626,919
Increase in net assets from operations	$12,244,579	$479,286,334	$188,628,194	$44,104,624
The accompanying notes are an integral part of the financial statements.	86

John Hancock Funds II
Statements of operations — For the year ended August 31, 2023

Investment income	U.S. Sector Rotation Fund
Dividends	$69,636,978
Income distributions received from affiliated investments	5,891,537
Interest	135,942
Securities lending	37,482
Less foreign taxes withheld	(16,730)
Total investment income	75,685,209
Expenses
Investment management fees	26,635,329
Accounting and legal services fees	887,294
Trustees' fees	114,759
Custodian fees	655,173
Printing and postage	25,486
Professional fees	253,812
Other	107,834
Total expenses	28,679,687
Less expense reductions	(5,932,549)
Net expenses	22,747,138
Net investment income	52,938,071
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(267,377,054)
Affiliated investments	(7,970)
Futures contracts	10,103,486
Redemptions in kind	150,440,341
(106,841,197)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	663,383,569
Affiliated investments	14,077
Futures contracts	5,005,189
668,402,835
Net realized and unrealized gain (loss)	561,561,638
Increase in net assets from operations	$614,499,709
The accompanying notes are an integral part of the financial statements.	87

John Hancock Funds II
Statements of changes in net assets

	Capital Appreciation Fund		Capital Appreciation Value Fund		Core Bond Fund
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(1,321,233)	$(5,532,826)	$25,806,962	$13,314,402	$54,379,630	$23,348,292
Net realized gain (loss)	108,589,252	145,464,507	3,851,121	168,016,116	(107,522,594)	(95,229,555)
Change in net unrealized appreciation (depreciation)	209,275,497	(777,331,675)	99,666,462	(279,577,687)	35,339,323	(145,383,408)
Increase (decrease) in net assets resulting from operations	316,543,516	(637,399,994)	129,324,545	(98,247,169)	(17,803,641)	(217,264,671)
Distributions to shareholders
From earnings
Class 1	(51,623,538)	(234,037,715)	—	—	(4,071,085)	(3,151,517)
Class NAV	(87,259,196)	(310,779,087)	(152,535,808)	(259,582,767)	(49,179,048)	(29,676,464)
Total distributions	(138,882,734)	(544,816,802)	(152,535,808)	(259,582,767)	(53,250,133)	(32,827,981)
From fund share transactions
From fund share transactions	(82,482,263)	431,644,019	(69,593,451)	215,270,220	257,099,119	73,687,525
Total increase (decrease)	95,178,519	(750,572,777)	(92,804,714)	(142,559,716)	186,045,345	(176,405,127)
Net assets
Beginning of year	1,386,002,450	2,136,575,227	1,253,235,789	1,395,795,505	1,611,894,714	1,788,299,841
End of year	$1,481,180,969	$1,386,002,450	$1,160,431,075	$1,253,235,789	$1,797,940,059	$1,611,894,714
	Health Sciences Fund		High Yield Fund		International Strategic Equity Allocation Fund
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(713,888)	$(1,160,190)	$13,572,545	$13,246,359	$109,319,839	$83,982,226
Net realized gain (loss)	15,917,926	15,163,654	(13,740,720)	(16,047,579)	(57,751,981)	(22,483,103)
Change in net unrealized appreciation (depreciation)	(663,056)	(98,141,793)	12,412,754	(28,694,226)	427,718,476	(832,140,487)
Increase (decrease) in net assets resulting from operations	14,540,982	(84,138,329)	12,244,579	(31,495,446)	479,286,334	(770,641,364)
Distributions to shareholders
From earnings
Class 1	—	—	(13,372,984)	(13,647,917)	—	—
Class NAV	(8,653,037)	(56,448,788)	—	—	(92,213,840)	(91,427,800)
Total distributions	(8,653,037)	(56,448,788)	(13,372,984)	(13,647,917)	(92,213,840)	(91,427,800)
From fund share transactions
From fund share transactions	(57,564,224)	30,275,300	(14,977,008)	(26,315,847)	(947,029,848)	3,095,643,495
Total increase (decrease)	(51,676,279)	(110,311,817)	(16,105,413)	(71,459,210)	(559,957,354)	2,233,574,331
Net assets
Beginning of year	316,933,767	427,245,584	207,895,161	279,354,371	3,962,252,623	1,728,678,292
End of year	$265,257,488	$316,933,767	$191,789,748	$207,895,161	$3,402,295,269	$3,962,252,623
The accompanying notes are an integral part of the financial statements.	88

John Hancock Funds II
Statements of changes in net assets

	Mid Value Fund		Science & Technology Fund		U.S. Sector Rotation Fund
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$16,586,490	$12,842,933	$(522,295)	$(1,281,095)	$52,938,071	$26,620,084
Net realized gain (loss)	140,940,560	230,707,565	5,549,383	(393,314)	(106,841,197)	(60,403,371)
Change in net unrealized appreciation (depreciation)	31,101,144	(236,462,700)	39,077,536	(68,569,495)	668,402,835	(589,584,401)
Increase (decrease) in net assets resulting from operations	188,628,194	7,087,798	44,104,624	(70,243,904)	614,499,709	(623,367,688)
Distributions to shareholders
From earnings
Class NAV	(228,179,709)	(149,119,105)	(18,119,628)	(121,883,322)	(117,724,841)	(259,017,769)
Total distributions	(228,179,709)	(149,119,105)	(18,119,628)	(121,883,322)	(117,724,841)	(259,017,769)
From fund share transactions
From fund share transactions	100,795,139	(328,074,061)	23,622,210	129,167,856	(1,723,680,714)	4,085,740,784
Total increase (decrease)	61,243,624	(470,105,368)	49,607,206	(62,959,370)	(1,226,905,846)	3,203,355,327
Net assets
Beginning of year	1,376,589,099	1,846,694,467	154,149,434	217,108,804	4,411,461,924	1,208,106,597
End of year	$1,437,832,723	$1,376,589,099	$203,756,640	$154,149,434	$3,184,556,078	$4,411,461,924
The accompanying notes are an integral part of the financial statements.	89

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Fund
Class 1
08-31-2023	11.86	(0.01)	2.56	2.55	—	(1.22)	(1.22)	13.19	25.42	0.81	0.80	(0.13)	586	30
08-31-2022	24.06	(0.06)	(5.69)	(5.75)	—	(6.45)	(6.45)	11.86	(31.48)	0.79	0.79	(0.36)	538	36
08-31-2021	23.01	(0.10)	5.14	5.04	—	(3.99)	(3.99)	24.06	24.71	0.79	0.78	(0.46)	908	45
08-31-2020	15.66	(0.04)	9.09	9.05	—	(1.70)	(1.70)	23.01	62.93	0.80	0.79	(0.23)	810	47
08-31-2019	18.80	—[3]	(0.46)	(0.46)	(0.02)	(2.66)	(2.68)	15.66	0.84	0.80	0.79	(0.03)	584	50
Class NAV
08-31-2023	11.95	(0.01)	2.59	2.58	—	(1.22)	(1.22)	13.31	25.49	0.76	0.75	(0.08)	895	30
08-31-2022	24.18	(0.05)	(5.73)	(5.78)	—	(6.45)	(6.45)	11.95	(31.44)	0.74	0.74	(0.29)	848	36
08-31-2021	23.10	(0.09)	5.16	5.07	—	(3.99)	(3.99)	24.18	24.75	0.74	0.73	(0.41)	1,229	45
08-31-2020	15.71	(0.03)	9.12	9.09	—[3]	(1.70)	(1.70)	23.10	63.00	0.75	0.74	(0.18)	1,373	47
08-31-2019	18.85	—[3]	(0.45)	(0.45)	(0.03)	(2.66)	(2.69)	15.71	0.89	0.75	0.74	0.03	1,153	50
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Capital Appreciation Value Fund
Class NAV
08-31-2023	9.36	0.19	0.72	0.91	(0.14)	(1.03)	(1.17)	9.10	11.38	0.88	0.84	2.14	1,160	88
08-31-2022	12.56	0.11	(0.84)	(0.73)	(0.13)	(2.34)	(2.47)	9.36	(7.56)	0.87	0.82	1.01	1,253	73
08-31-2021	11.92	0.12	2.63	2.75	(0.14)	(1.97)	(2.11)	12.56	25.84	0.86	0.82	0.98	1,396	57
08-31-2020	11.75	0.14	1.33	1.47	(0.20)	(1.10)	(1.30)	11.92	13.38	0.87	0.83	1.20	1,442	79
08-31-2019	12.27	0.19	0.76	0.95	(0.33)	(1.14)	(1.47)	11.75	10.07	0.85	0.81	1.66	1,607	63
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Core Bond Fund
Class 1
08-31-2023	11.35	0.35	(0.48)	(0.13)	(0.35)	—	(0.35)	10.87	(1.11)	0.68	0.67	3.19	119	238
08-31-2022	13.19	0.16	(1.76)	(1.60)	(0.24)	—	(0.24)	11.35	(12.33)	0.67	0.66	1.32	134	262
08-31-2021	13.96	0.11	(0.08)	0.03	(0.22)	(0.58)	(0.80)	13.19	0.17	0.66	0.65	0.84	185	310
08-31-2020	13.50	0.23	0.66	0.89	(0.31)	(0.12)	(0.43)	13.96	6.76	0.66	0.65	1.73	207	347
08-31-2019	12.66	0.33	0.86	1.19	(0.35)	—	(0.35)	13.50	9.59	0.66	0.65	2.60	175	447
Class NAV
08-31-2023	11.33	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	10.86	(0.97)	0.63	0.62	3.26	1,679	238
08-31-2022	13.17	0.17	(1.77)	(1.60)	(0.24)	—	(0.24)	11.33	(12.30)	0.62	0.61	1.41	1,478	262
08-31-2021	13.94	0.12	(0.08)	0.04	(0.23)	(0.58)	(0.81)	13.17	0.22	0.61	0.60	0.89	1,604	310
08-31-2020	13.47	0.24	0.66	0.90	(0.31)	(0.12)	(0.43)	13.94	6.90	0.61	0.60	1.81	2,507	347
08-31-2019	12.64	0.34	0.84	1.18	(0.35)	—	(0.35)	13.47	9.58	0.61	0.60	2.63	2,693	447
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Health Sciences Fund
Class NAV
08-31-2023	4.75	(0.01)	0.23	0.22	—	(0.14)	(0.14)	4.83	4.65	1.00	0.95	(0.24)	265	36
08-31-2022	6.91	(0.02)	(1.22)	(1.24)	—	(0.92)	(0.92)	4.75	(19.99)	1.03	0.97	(0.32)	317	30
08-31-2021	5.60	(0.02)	1.71	1.69	—	(0.38)	(0.38)	6.91	31.27	1.02	0.97	(0.38)	427	35
08-31-2020	4.53	(0.01)	1.27	1.26	—	(0.19)	(0.19)	5.60	28.39	1.11	1.05	(0.28)	428	47
08-31-2019	5.10	(0.01)	(0.28)	(0.29)	—	(0.28)	(0.28)	4.53	(4.87)	1.11	1.05	(0.17)	272	42
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
High Yield Fund
Class 1
08-31-2023	6.91	0.47	(0.02)	0.45	(0.47)	—	(0.47)	6.89	6.91	0.87	0.86	7.03	192	31
08-31-2022	8.31	0.41	(1.39)	(0.98)	(0.42)	—	(0.42)	6.91	(12.21)	0.84	0.83	5.30	208	43
08-31-2021	7.86	0.40	0.46	0.86	(0.41)	—	(0.41)	8.31	11.30	0.84	0.83	4.91	279	82
08-31-2020	8.04	0.43	(0.14)	0.29	(0.47)	—	(0.47)	7.86	4.01	0.85	0.84	5.54	202	81
08-31-2019	8.17	0.46	(0.10)	0.36	(0.49)	—	(0.49)	8.04	4.32	0.82	0.81	5.77	250	51
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	90

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Strategic Equity Allocation Fund
Class NAV
08-31-2023	8.54	0.24	0.69	0.93	(0.20)	—	(0.20)	9.27	11.14	0.70	0.56	2.71	3,402	33[3]
08-31-2022	11.48	0.31	(2.64)	(2.33)	(0.29)	(0.32)	(0.61)	8.54	(21.25)	0.70	0.56	3.19	3,962	78[3]
08-31-2021	9.55	0.19	1.92	2.11	(0.18)	—	(0.18)	11.48	22.25	0.69	0.56	1.81	1,729	63
08-31-2020	9.01	0.19	0.62	0.81	(0.27)	—	(0.27)	9.55	8.98	0.69	0.56	2.07	1,714	76
08-31-2019	11.21	0.26	(0.85)	(0.59)	(0.26)	(1.35)	(1.61)	9.01	(3.97)	0.69	0.56	2.74	1,634	57
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes in-kind transactions.
Mid Value Fund
Class NAV
08-31-2023	17.35	0.19	1.83	2.02	(0.10)	(2.85)	(2.95)	16.42	13.82	0.92	0.87	1.18	1,438	55
08-31-2022	19.15	0.14	(0.35)	(0.21)	(0.15)	(1.44)	(1.59)	17.35	(1.38)	0.95	0.90	0.76	1,377	36
08-31-2021	14.91	0.13	4.70	4.83	(0.21)	(0.38)	(0.59)	19.15	33.10	0.99	0.93	0.76	1,847	41
08-31-2020	14.27	0.17	0.90	1.07	(0.26)	(0.17)	(0.43)	14.91	7.40	0.99	0.94	1.18	1,322	45
08-31-2019	17.08	0.22	(1.81)	(1.59)	(0.15)	(1.07)	(1.22)	14.27	(8.82)	0.99	0.94	1.48	1,231	42
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Science & Technology Fund
Class NAV
08-31-2023	1.38	—[3]	0.44	0.44	—	(0.15)	(0.15)	1.67	37.29	1.07	1.02	(0.35)	204	127
08-31-2022	5.53	(0.01)	(0.89)	(0.90)	—	(3.25)	(3.25)	1.38	(33.02)	1.10	1.05	(0.71)	154	124
08-31-2021	5.22	(0.03)	1.47	1.44	(0.01)	(1.12)	(1.13)	5.53	30.29	1.10	1.04	(0.57)	217	86
08-31-2020	3.87	0.02[4]	1.69	1.71	—	(0.36)	(0.36)	5.22	47.55	1.10	1.06	0.40[4]	363	116
08-31-2019	5.99	(0.01)	(0.32)	(0.33)	—	(1.79)	(1.79)	3.87	3.19	1.10	1.06	(0.36)	284	110
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 1.00%, respectively.
U.S. Sector Rotation Fund
Class NAV
08-31-2023	8.56	0.11	1.16	1.27	(0.09)	(0.14)	(0.23)	9.60	15.27	0.68	0.54	1.26	3,185	68[3]
08-31-2022	12.62	0.10	(1.22)	(1.12)	(0.11)	(2.83)	(2.94)	8.56	(12.17)	0.66	0.52	1.05	4,411	118[3]
08-31-2021	10.76	0.10	2.93	3.03	(0.17)	(1.00)	(1.17)	12.62	30.62	0.67	0.53	0.87	1,208	91
08-31-2020	9.86	0.16	1.79	1.95	(0.19)	(0.86)	(1.05)	10.76	20.74	0.67	0.54	1.63	1,295	113
08-31-2019	13.13	0.17	(0.72)	(0.55)	(0.19)	(2.53)	(2.72)	9.86	(0.34)	0.66	0.53	1.66	1,497	92
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes in-kind transactions.
The accompanying notes are an integral part of the financial statements.	91

John Hancock Funds II
Notes to financial statements

1.  Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, nine of which are presented in this report (the funds).
The funds may offer multiple classes of shares. The shares currently offered by a specific fund are detailed in the Statements of assets and liabilities. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor's Valuation Policies and Procedures.
In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor's assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the funds' investments as of August 31, 2023, by major security category or type:

Significant accounting policies, continued

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Capital Appreciation Fund
Investments in securities:
Assets
Common stocks
Communication services	$152,131,624	$152,131,624	—	—
Consumer discretionary	350,008,934	318,514,117	$31,494,817	—
Consumer staples	44,202,155	28,739,428	15,462,727	—
Financials	128,915,688	128,915,688	—	—
Health care	167,695,753	167,695,753	—	—
Industrials	32,003,426	32,003,426	—	—
Information technology	582,643,960	582,643,960	—	—
Real estate	13,378,696	13,378,696	—	—
Preferred securities	7,537,646	—	7,537,646	—
Short-term investments	5,374,366	5,374,366	—	—
Total investments in securities	$1,483,892,248	$1,429,397,058	$54,495,190	—

Capital Appreciation Value Fund
Investments in securities:
Assets
Common stocks	$754,546,192	$754,546,192	—	—
Preferred securities	4,520,373	4,520,373	—	—
U.S. Government and Agency obligations	129,108,722	—	$129,108,722	—
Corporate bonds	120,329,627	—	120,329,627	—
Term loans	123,763,037	—	123,763,037	—
Short-term investments	30,170,878	30,170,878	—	—
Total investments in securities	$1,162,438,829	$789,237,443	$373,201,386	—
Derivatives:
Liabilities
Written options	$(6,616,180)	—	$(6,616,180)	—

Core Bond Fund
Investments in securities:
Assets
U.S. Government and Agency obligations	$1,070,043,319	—	$1,070,043,319	—
Foreign government obligations	12,740,243	—	12,740,243	—
Corporate bonds	402,178,341	—	402,178,341	—
Municipal bonds	3,675,730	—	3,675,730	—
Collateralized mortgage obligations	211,596,163	—	211,596,163	—
Asset backed securities	183,753,178	—	183,753,178	—
Short-term investments	99,548,456	$99,548,456	—	—
Total investments in securities	$1,983,535,430	$99,548,456	$1,883,986,974	—
Liabilities
Sale commitments outstanding	$(5,361,328)	—	$(5,361,328)	—

Health Sciences Fund
Investments in securities:
Assets
Common stocks
Consumer discretionary	$192,232	$192,232	—	—
Financials	46,398	46,398	—	—
Health care	262,501,994	256,960,127	$5,541,867	—
Materials	213,176	213,176	—	—
Preferred securities	1,358,862	—	1,358,862	—
Warrants	1,148	1,148	—	—

Significant accounting policies, continued

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Health Sciences Fund (continued)
Short-term investments	$1,567,424	$1,567,424	—	—
Total investments in securities	$265,881,234	$258,980,505	$6,900,729	—

High Yield Fund
Investments in securities:
Assets
Foreign government obligations	$760,153	—	$760,153	—
Corporate bonds	156,877,220	—	156,877,220	—
Convertible bonds	1,390,615	—	1,390,615	—
Term loans	12,378,044	—	11,938,878	$439,166
Asset backed securities	12,447,254	—	12,447,254	—
Common stocks	1,191,244	$1,162,189	—	29,055
Preferred securities	846,784	551,426	—	295,358
Escrow certificates	—	—	—	—
Short-term investments	1,663,979	1,663,979	—	—
Total investments in securities	$187,555,293	$3,377,594	$183,414,120	$763,579
Derivatives:
Assets
Futures	$77,427	$77,427	—	—
Forward foreign currency contracts	8,292	—	$8,292	—
Swap contracts	76,572	—	76,572	—
Liabilities
Forward foreign currency contracts	(10,284)	—	(10,284)	—
Swap contracts	(69,169)	—	(69,169)	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

International Strategic Equity Allocation Fund
Investments in securities:
Assets
Common stocks
Australia	$54,838,230	—	$54,838,230	—
Austria	3,875,145	—	3,875,145	—
Belgium	16,690,005	—	16,690,005	—
Brazil	33,657,971	$33,657,971	—	—
Canada	178,430,432	178,430,432	—	—
Chile	4,174,255	3,390,016	784,239	—
China	210,971,122	11,111,614	199,858,974	$534
Colombia	449,090	449,090	—	—
Czech Republic	1,370,789	—	1,370,789	—
Denmark	68,822,144	—	68,822,144	—
Finland	20,086,381	—	20,086,381	—
France	312,814,296	—	312,814,296	—
Germany	208,004,738	—	208,004,738	—
Hong Kong	64,531,016	453,496	64,077,520	—
Hungary	2,049,097	—	2,049,097	—
India	147,709,310	—	147,709,310	—
Indonesia	17,457,656	—	17,457,656	—
Ireland	30,067,362	7,244,504	22,822,858	—
Israel	13,904,072	5,432,868	8,471,204	—
Italy	58,057,812	—	58,057,812	—
Japan	483,750,392	—	483,750,392	—
Jordan	504,289	—	504,289	—
Luxembourg	5,209,836	—	5,209,836	—
Macau	1,131,439	—	1,131,439	—

Significant accounting policies, continued

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Strategic Equity Allocation Fund (continued)
Malaysia	$12,355,239	—	$12,355,239	—
Mexico	36,077,990	$36,077,990	—	—
Netherlands	104,274,810	—	101,780,974	$2,493,836
New Zealand	4,171,493	—	4,171,493	—
Norway	14,005,211	—	14,005,211	—
Peru	1,547,455	1,547,455	—	—
Philippines	5,390,572	—	5,390,572	—
Poland	7,096,691	—	7,096,691	—
Portugal	3,685,990	—	3,685,990	—
Qatar	7,889,143	—	7,889,143	—
Saudi Arabia	36,502,428	—	36,502,428	—
Singapore	29,966,677	3,057,232	26,909,445	—
South Africa	20,161,903	—	20,161,903	—
South Korea	100,550,649	—	100,550,649	—
Spain	111,362,086	—	111,362,086	—
Sweden	21,781,931	—	21,781,931	—
Switzerland	333,599,451	—	333,599,451	—
Taiwan	129,092,760	—	129,092,760	—
Thailand	17,537,417	—	17,537,417	—
Turkey	5,965,727	—	5,965,727	—
United Arab Emirates	28,516,146	—	28,516,146	—
United Kingdom	234,956,288	1,824,250	233,132,038	—
United States	3,313,378	1,760,420	1,552,958	—
Preferred securities
Brazil	12,473,221	12,473,221	—	—
Chile	1,148,134	1,148,134	—	—
Colombia	403,548	403,548	—	—
Germany	12,831,275	—	12,831,275	—
South Korea	5,260,835	—	5,260,835	—
Warrants	70,558	70,558	—	—
Rights	42,949	30,742	12,207	—
Short-term investments	166,251,405	25,218,768	141,032,637	—
Total investments in securities	$3,406,840,239	$323,782,309	$3,080,563,560	$2,494,370
Derivatives:
Assets
Futures	$948,296	$948,296	—	—
Liabilities
Futures	(50,989)	(50,989)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Mid Value Fund
Investments in securities:
Assets
Common stocks
Communication services	$57,573,442	$57,573,442	—	—
Consumer discretionary	105,734,108	94,707,143	$11,026,965	—
Consumer staples	108,152,437	108,152,437	—	—
Energy	99,207,955	99,207,955	—	—
Financials	222,624,984	222,624,984	—	—
Health care	144,966,111	135,605,439	9,360,672	—
Industrials	243,193,495	206,454,453	36,739,042	—
Information technology	148,205,846	148,205,846	—	—
Materials	80,450,500	80,450,500	—	—
Real estate	90,481,727	90,481,727	—	—
Utilities	92,356,812	92,356,812	—	—

Significant accounting policies, continued

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mid Value Fund (continued)
Short-term investments	$63,654,698	$63,654,698	—	—
Total investments in securities	$1,456,602,115	$1,399,475,436	$57,126,679	—

Science & Technology Fund
Investments in securities:
Assets
Common stocks
Communication services	$29,479,170	$29,479,170	—	—
Consumer discretionary	41,381,289	27,738,479	$13,642,810	—
Financials	11,406,666	11,406,666	—	—
Health care	467,488	467,488	—	—
Industrials	1,424,173	1,424,173	—	—
Information technology	109,407,905	99,605,027	9,802,878	—
Real estate	716,432	716,432	—	—
Short-term investments	10,884,568	10,884,568	—	—
Total investments in securities	$205,167,691	$181,722,003	$23,445,688	—

U.S. Sector Rotation Fund
Investments in securities:
Assets
Common stocks
Communication services	$312,149,099	$312,149,099	—	—
Consumer discretionary	358,630,692	358,627,243	$3,449	—
Consumer staples	169,392,287	169,392,287	—	—
Energy	163,100,954	163,100,954	—	—
Financials	395,013,407	395,013,407	—	—
Health care	384,264,701	384,163,092	—	$101,609
Industrials	267,514,108	267,514,108	—	—
Information technology	915,779,659	915,779,659	—	—
Materials	74,985,698	74,985,698	—	—
Real estate	49,581,980	49,581,980	—	—
Utilities	19,674,167	19,674,167	—	—
Short-term investments	65,678,983	65,678,983	—	—
Total investments in securities	$3,175,765,735	$3,175,660,677	$3,449	$101,609
Derivatives:
Assets
Futures	$563,596	$563,596	—	—
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
When-issued/delayed-delivery securities. The funds may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date. As a result, the fund has paid (received) cash collateral to (from) certain counterparties to these transactions, which is recorded as Cash collateral at broker for sale commitments (Payable for collateral on sale commitments), as follows:

Significant accounting policies, continued

Fund	Counterparty	Collateral Paid/ (Received)
Core Bond Fund	Goldman Sachs	$220,000
Term loans (Floating rate loans). The funds may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The funds' ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The funds' failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the funds' income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the funds and, if the funds' exposure to such investments is substantial, it could impair the funds' ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the funds may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Mortgage and asset backed securities. The funds may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the funds having to reinvest the proceeds in lower yielding securities, effectively reducing the funds' income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the funds' cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The funds are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Payment-in-kind bonds. The funds may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the funds may need to sell other investments to make distributions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The funds may lend their securities to earn additional income. The funds receive collateral from the borrower in an amount not less than the market value of the loaned securities. The funds may invest their cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the funds for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the funds will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The funds receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Significant accounting policies, continued

Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the funds and the corresponding cash collateral received at August 31, 2023. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the funds, and accordingly, is not reflected in the funds' net assets.
Fund	Market value of securities on loan	Cash collateral received	Non-cash collateral
Capital Appreciation Value Fund	$1,976,076	$2,018,769	—
International Strategic Equity Allocation Fund	23,855,935	25,223,992	—
Mid Value Fund	26,149,522	19,960,422	$7,136,094
Science & Technology Fund	724,944	—	765,650
U.S. Sector Rotation Fund	658,360	672,936	—
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People's Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund's performance.
Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds' custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
Prior to July 13, 2023, Core Bond Fund and other affiliated funds had entered into an unsecured $50 million line of credit agreement with BNP Paribas.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2023, the funds had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2023 were as follows:
Fund	Commitment fee
Capital Appreciation Fund	$7,475
Capital Appreciation Value Fund	6,886
Core Bond Fund	29,991
Health Sciences Fund	4,004
High Yield Fund	3,663
International Strategic Equity Allocation Fund	16,276
Mid Value Fund	7,490
Science & Technology Fund	3,552
U.S. Sector Rotation Fund	16,922
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and each fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Significant accounting policies, continued

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, certain funds have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of August 31, 2023:
	No Expiration Date
Fund	Short Term	Long Term
Core Bond Fund	$126,207,176	$84,439,793
High Yield Fund	5,413,183	108,511,055
International Strategic Equity Allocation Fund	123,862,759	93,428,929
Science & Technology Fund	—	15,751,129
U.S. Sector Rotation Fund	106,796,746	—
As of August 31, 2023, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2023, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Capital Appreciation Fund	$644,208,305	$851,237,550	$(11,553,607)	$839,683,943
Capital Appreciation Value Fund	1,054,272,180	123,087,101	(21,536,632)	101,550,469
Core Bond Fund	2,074,153,238	2,982,150	(98,961,286)	(95,979,136)
Health Sciences Fund	193,295,046	92,298,745	(19,712,557)	72,586,188
High Yield Fund	220,096,709	2,114,713	(34,573,291)	(32,458,578)
International Strategic Equity Allocation Fund	3,508,035,321	200,482,692	(300,780,467)	(100,297,775)
Mid Value Fund	1,215,013,793	296,985,310	(55,396,988)	241,588,322
Science & Technology Fund	183,731,763	23,968,690	(2,532,762)	21,435,928
U.S. Sector Rotation Fund	3,076,303,130	168,894,642	(68,868,441)	100,026,201
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Core Bond Fund and High Yield Fund generally declare and pay dividends from net investment income quarterly.  All other funds generally declare and pay dividends from net investment income annually. All funds generally declare and pay capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2023 was as follows:
Fund	Ordinary Income	Long Term Capital Gains	Total
Capital Appreciation Fund	—	$138,882,734	$138,882,734
Capital Appreciation Value Fund	$23,727,618	128,808,190	152,535,808
Core Bond Fund	53,250,133	—	53,250,133
Health Sciences Fund	—	8,653,037	8,653,037
High Yield Fund	13,372,984	—	13,372,984
International Strategic Equity Allocation Fund	92,213,840	—	92,213,840
Mid Value Fund	31,565,079	196,614,630	228,179,709
Science & Technology Fund	—	18,119,628	18,119,628
U.S. Sector Rotation Fund	42,857,112	74,867,729	117,724,841
The tax character of distributions for the year ended August 31, 2022 was as follows:
Fund	Ordinary Income	Long Term Capital Gains	Total
Capital Appreciation Fund	$15,095,399	$529,721,403	$544,816,802
Capital Appreciation Value Fund	63,623,495	195,959,272	259,582,767
Core Bond Fund	32,827,981	—	32,827,981
Health Sciences Fund	1,460,208	54,988,580	56,448,788
High Yield Fund	13,647,917	—	13,647,917
International Strategic Equity Allocation Fund	44,313,581	47,114,219	91,427,800
Mid Value Fund	53,295,313	95,823,792	149,119,105
Science & Technology Fund	39,054,850	82,828,472	121,883,322
U.S. Sector Rotation Fund	42,560,602	216,457,167	259,017,769

Significant accounting policies, continued

Distributions paid by the funds with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Qualified late year ordinary losses are treated as occurring on September 1, 2023, the first day of the funds' next taxable year. As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Qualified Late Year Ordinary Losses
Capital Appreciation Fund	—	$47,227,324	$1,002,721
Capital Appreciation Value Fund	$17,261,710	14,237,027	—
Core Bond Fund	15,355,964	—	—
Health Sciences Fund	—	17,157,695	495,557
High Yield Fund	3,365,317	—	—
International Strategic Equity Allocation Fund	95,336,577	—	—
Mid Value Fund	10,674,484	106,437,189	—
Science & Technology Fund	—	—	201,064
U.S. Sector Rotation Fund	33,067,919	—	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds' financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, investments in passive foreign investment companies, wash sale loss deferrals, derivative transactions, amortization and accretion on debt securities, in-kind transactions and corporate actions.
3.  Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The funds attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the funds may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the funds, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the funds and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the funds, if any, for OTC transactions is held in a segregated account at the funds' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The funds' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statements of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the funds for centrally-cleared transactions, if any, are identified in the Portfolio of investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral

Derivative instruments, continued

held at broker for futures contracts. Securities pledged by the funds, if any, are identified in the Portfolio of investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended August 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To manage duration of the fund.	From $12.5 million to $13.0 million
International Strategic Equity Allocation Fund	To manage against changes in foreign currency exchange rates, manage against change in certain securities markets and gain exposure to certain securities markets.	From $165.1 million to $292.4 million
U.S. Sector Rotation Fund	To manage against change in certain securities markets and gain exposure to certain securities markets.	From $74.1 million to $203.4 million
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the funds thereby reducing the funds' total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
The following table details how the funds used forward foreign currency contracts during the year ended August 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	From $1.1 million to $1.3 million
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the funds' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the funds' exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Portfolio of investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, a fund realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statements of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, a fund realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
The following table details how the funds used written options contracts during the year ended August 31, 2023. In addition, the table summarizes the range of market value amounts held by the funds, as measured at each quarter end:
Fund	Reason	Market value range
Capital Appreciation Value Fund	To manage against changes in certain securities markets, to gain exposure to certain securities markets and to generate potential income from options premiums.	From $1.0 million to $13.1 million
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the funds, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the funds is recorded as realized gain or loss, as well as the net periodic payments received or paid by the funds.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The funds may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the

Derivative instruments, continued

credit default agreement. The funds may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the funds may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
The following table details how the funds used credit default swap contracts as the buyer during the year ended August 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To manage against potential credit events.	From $1.3 million to $3.3 million
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
The following table details how the funds used credit default swap contracts as the seller during the year ended August 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To gain credit exposure to an issuer or index.	up to $1.8 million*
* The notional values at the period end are representative of the fund’s exposure throughout the period. No new contracts were entered into or closed during the year ended August 31, 2023.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the funds at August 31, 2023 by risk category:
Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Capital Appreciation Value Fund	Equity	Written options, at value	Written options	—	$(6,616,180)
High Yield Fund	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$77,427	—
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	8,292	$(10,284)
	Credit	Swap contracts, at value[2]	Credit default swaps	76,572	(69,169)
				$162,291	$(79,453)
International Strategic Equity Allocation Fund	Currency	Receivable/payable for futures variation margin[1]	Futures	—	$(50,989)
	Equity	Receivable/payable for futures variation margin[1]	Futures	$948,296	—
				$948,296	$(50,989)
U.S. Sector Rotation Fund	Equity	Receivable/payable for futures variation margin[1]	Futures	$563,596	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolio of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statements of assets and liabilities.
For financial reporting purposes, the funds do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Derivative instruments, continued

 Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Capital Appreciation Value Fund	Equity	—	—	$(1,927,294)	—	$(1,927,294)
High Yield Fund	Interest rate	$(827,606)	—	—	—	$(827,606)
	Currency	—	$54,750	—	—	54,750
	Credit	—	—	—	$(221,319)	(221,319)
	Total	$(827,606)	$54,750	—	$(221,319)	$(994,175)
International Strategic Equity Allocation Fund	Currency	$(1,164,184)	—	—	—	$(1,164,184)
	Equity	14,341,814	—	—	—	14,341,814
	Total	$13,177,630	—	—	—	$13,177,630
U.S. Sector Rotation Fund	Equity	$10,103,486	—	—	—	$10,103,486
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Capital Appreciation Value Fund	Equity	—	—	$(3,043,567)	—	$(3,043,567)
High Yield Fund	Interest rate	$147,173	—	—	—	$147,173
	Currency	—	$14,040	—	—	14,040
	Credit	—	—	—	$(41,468)	(41,468)
	Total	$147,173	$14,040	—	$(41,468)	$119,745
International Strategic Equity Allocation Fund	Currency	$341,306	—	—	—	$341,306
	Equity	6,683,012	—	—	—	6,683,012
	Total	$7,024,318	—	—	—	$7,024,318
U.S. Sector Rotation Fund	Equity	$5,005,189	—	—	—	$5,005,189
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the funds. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The funds have an investment management agreement with the Advisor under which the funds pay a daily management fee to the Advisor equivalent on an annual basis as detailed below. Aggregate net assets generally include the net assets of the funds and the net assets of a similar fund of John Hancock Variable Insurance Trust (JHVIT), unless otherwise noted below. JHVIT portfolios are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC, and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
•  Capital Appreciation Fund — a) 0.800% of the first $500 million of aggregate net assets; b) 0.700% of the next $500 million of aggregate net assets; and c) 0.670% of the excess over $1 billion of aggregate net assets.
•  Capital Appreciation Value Fund — If aggregate net assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets; and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets; and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets; and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equal or exceed $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.
•  Core Bond Fund — a) 0.690% of the first $200 million of aggregate net assets; b) 0.640% of the next $200 million of aggregate net assets; c) 0.570% of the next $600 million of aggregate net assets; d) 0.560% of the next $1 billion of aggregate net assets; and e) 0.550% of the excess over $2 billion of aggregate net assets.
•  Health Sciences Fund — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of the next $250 million of aggregate net assets; c) 0.950% of excess over $750 million of aggregate net assets; d) 0.950% of the next $250 million of aggregate net assets; e) 0.900% of the next $500 million of aggregate net assets; and f) 0.900% of excess over $1.5 billion of aggregate net assets. If aggregate net assets exceed $750 million, the management fee is

Fees and transactions with affiliates, continued

0.950% of the first $750 million of aggregate net assets. If aggregate net assets exceed $1.5 billion, the management fee is 0.900% of all aggregate net assets. Aggregate net assets include the fund and JHVIT Health Sciences Trust and Manulife Healthcare Fund Series I.
•  High Yield Fund — a) 0.700% of the first $500 million of aggregate net assets and b) 0.650% of the excess over $500 million of aggregate net assets.
•  International Strategic Equity Allocation Fund and U.S. Sector Rotation Fund — a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of the next $5 billion of aggregate net assets; c) 0.625% of the next $2.5 billion of aggregate net assets; d) 0.600% of the next $5 billion of aggregate net assets; e) 0.595% of the next $10 billion of aggregate net assets; and f) 0.590% of the excess over $25 billion of aggregate net assets. Aggregate net assets include these two funds and JHVIT Strategic Equity Allocation Trust.
•  Mid Value Fund — a) 0.950% of the first $1 billion of aggregate net assets and b) 0.875% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion, then the management fee rate is 0.875% of all aggregate net assets.
•  Science & Technology Fund — a) 1.050% of the first $50 million of aggregate net assets; b) 1.025% of the next $50 million of aggregate net assets; c)1.000% of the next $100 million of aggregate net assets; d) 0.975% of the next $300 million of aggregate net assets; e) 0.950% of the next $500 million of aggregate net assets; and f) 0.925% of aggregate net assets in excess of $1 billion. When aggregate net assets exceed $100 million on any day, the annual rate of advisory fee for that day is 1.000% on the first $100 million of aggregate net assets. When aggregate net assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.975% on the first $200 million of aggregate net assets. When aggregate net assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.950% on the first $500 million of aggregate net assets. Aggregate net assets include the fund and JHVIT Science & Technology Trust and Manulife Technology Fund.
The organizations described below act as the subadvisors to the Trust and certain of its funds pursuant to Subadvisory Agreements with the Advisor. Fund management is allocated among the following subadvisors:
Fund	Subadvisor(s)
Core Bond Fund	Allspring Global Investments, LLC
Capital Appreciation Fund	Jennison Associates LLC
International Strategic Equity Allocation Fund U.S. Sector Rotation Fund	Manulife Investment Management (US) LLC[1]
Capital Appreciation Value Fund Health Sciences Fund Mid Value Fund Science & Technology Fund[2]	T. Rowe Price Associates, Inc.
High Yield Fund	Western Asset Management Company, LLC, (Sub-Subadvisor is Western Asset Management Company Limited)
1  An affiliate of the Advisor.
2  Effective June 23, 2022, T. Rowe Price Associates, Inc. became the sole subadvisor to the portfolio and Allianz Global Investors U.S. LLC no longer serves as subadvisor. Allianz Global Investments U.S. LLC (or one of its affiliates) bore expenses associated with the transition management of the portion of the portfolio they managed, which amounted to approximately $315,000 and is included in Net realized gain (loss) on unaffiliated investments and foreign currency transactions on the Statements of operations.
The funds are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor has voluntarily agreed to reduce its management fee or if necessary make payment to each fund in an amount by which certain expenses of the respective funds exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, management fees, class specific expenses, acquired fund fees and short dividend expenses. The Advisor may terminate this voluntary waiver at any time upon notice to the funds.
Fund	Expense limitation as a percentage of average net assets
Capital Appreciation Fund	0.20%
Capital Appreciation Value Fund	0.20%
Core Bond Fund	0.15%
Health Sciences Fund	0.20%
High Yield Fund	0.15%
Fund	Expense limitation as a percentage of average net assets
International Strategic Equity Allocation Fund	0.25%
Mid Value Fund	0.20%
Science & Technology Fund	0.20%
U.S. Sector Rotation Fund	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the year ended August 31, 2023, this waiver amounted to 0.01% of the funds' average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to waive its management fee on International Strategic Equity Allocation Fund, Science & Technology Fund and U.S. Sector Rotation Fund so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund’s average net assets. This voluntary waiver may be terminated at any time by the Advisor on notice to the Trust.

Fees and transactions with affiliates, continued

The Advisor has voluntarily agreed to waive a portion of its management fees for the funds subadvised by T. Rowe Price Associates, Inc. which include Capital Appreciation Value Fund, Health Sciences Fund, Mid Value Fund, and Science & Technology Fund. This voluntary waiver equals the amount by which the subadvisory fee paid to T. Rowe Price Associates, Inc. is reduced. This voluntary waiver may terminate at any time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Expense Reimbursement by Class
Fund	Class 1	Class NAV	Total
Capital Appreciation Fund	$36,876	$60,993	$97,869
Capital Appreciation Value Fund	—	526,410	526,410
Core Bond Fund	9,038	111,253	120,291
Health Sciences Fund	—	158,808	158,808
High Yield Fund	13,885	—	13,885
International Strategic Equity Allocation Fund	—	5,972,437	5,972,437
Mid Value Fund	—	673,183	673,183
Science & Technology Fund	—	83,089	83,089
U.S. Sector Rotation Fund	—	5,932,549	5,932,549
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of the funds' average daily net assets as follows:
Fund	Net Annual Effective Rate
Capital Appreciation Fund	0.71%
Capital Appreciation Value Fund	0.79%
Core Bond Fund	0.57%
Health Sciences Fund	0.87%
High Yield Fund	0.69%
Fund	Net Annual Effective Rate
International Strategic Equity Allocation Fund	0.48%
Mid Value Fund	0.83%
Science & Technology Fund	0.89%
U.S. Sector Rotation Fund	0.49%

Accounting and legal services.  Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the funds' average daily net assets.
Distribution and service plans. The funds have a distribution agreement with the Distributor. The funds have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the funds. The funds may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the funds' shares:
Class	Rule 12b-1 Fee
Class 1	0.05%
Distribution and service fees for the year ended August 31, 2023 were as follows:
Fund	Class	Distribution and service fees
Capital Appreciation Fund	Class 1	$255,707
Core Bond Fund	Class 1	$62,845
High Yield Fund	Class 1	$96,497
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The funds' activity in this program during the period for which loans were outstanding was as follows:
Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Capital Appreciation Fund	Borrower	$10,750,000	2	5.32%	$(3,174)
International Strategic Equity Allocation Fund	Borrower	9,300,000	1	3.31%	(854)
Capital Appreciation Fund	Lender	12,585,714	7	3.32%	8,135
Capital Appreciation Value Fund	Lender	26,775,000	12	3.53%	31,528
Health Sciences Fund	Lender	3,100,000	1	3.31%	285
Mid Value Fund	Lender	24,128,571	7	3.51%	16,487
Science & Technology Fund	Lender	7,200,000	5	5.21%	5,207

6.  Fund share transactions
Transactions in funds' shares for the years ended August 31, 2023 and 2022 were as follows:
Capital Appreciation Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,469,272	$29,614,258	1,885,863	$30,321,585
Distributions reinvested	5,428,343	51,623,538	14,158,361	234,037,715
Repurchased	(8,772,337)	(97,585,184)	(8,463,197)	(134,999,393)
Net increase (decrease)	(874,722)	$(16,347,388)	7,581,027	$129,359,907
Class NAV shares
Sold	6,530,293	$75,733,143	11,002,434	$154,959,479
Distributions reinvested	9,098,978	87,259,196	18,665,411	310,779,087
Repurchased	(19,334,466)	(229,127,214)	(9,511,301)	(163,454,454)
Net increase (decrease)	(3,705,195)	$(66,134,875)	20,156,544	$302,284,112
Total net increase (decrease)	(4,579,917)	$(82,482,263)	27,737,571	$431,644,019
Capital Appreciation Value Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,205,496	$10,558,464	13,228,207	$126,631,864
Distributions reinvested	19,043,172	152,535,808	25,226,702	259,582,767
Repurchased	(26,617,705)	(232,687,723)	(15,660,719)	(170,944,411)
Net increase (decrease)	(6,369,037)	$(69,593,451)	22,794,190	$215,270,220
Total net increase (decrease)	(6,369,037)	$(69,593,451)	22,794,190	$215,270,220
Core Bond Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,148,133	$12,703,995	558,554	$6,802,255
Distributions reinvested	369,919	4,071,085	249,654	3,151,517
Repurchased	(2,365,496)	(25,899,569)	(3,026,217)	(37,190,897)
Net decrease	(847,444)	$(9,124,489)	(2,218,009)	$(27,237,125)
Class NAV shares
Sold	44,896,771	$493,988,860	19,803,959	$236,047,635
Distributions reinvested	4,476,741	49,179,048	2,365,347	29,676,464
Repurchased	(25,142,550)	(276,944,300)	(13,461,470)	(164,799,449)
Net increase	24,230,962	$266,223,608	8,707,836	$100,924,650
Total net increase	23,383,518	$257,099,119	6,489,827	$73,687,525
Health Sciences Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,700,843	$8,217,828	4,345,622	$24,191,656
Distributions reinvested	1,817,865	8,653,037	10,044,268	56,448,788
Repurchased	(15,273,463)	(74,435,089)	(9,504,977)	(50,365,144)
Net increase (decrease)	(11,754,755)	$(57,564,224)	4,884,913	$30,275,300
Total net increase (decrease)	(11,754,755)	$(57,564,224)	4,884,913	$30,275,300
High Yield Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,137,077	$14,516,079	2,402,969	$19,413,419
Distributions reinvested	2,022,010	13,372,984	1,776,613	13,647,917
Repurchased	(6,382,314)	(42,866,071)	(7,708,801)	(59,377,183)
Net decrease	(2,223,227)	$(14,977,008)	(3,529,219)	$(26,315,847)
Total net decrease	(2,223,227)	$(14,977,008)	(3,529,219)	$(26,315,847)

Fund share transactions, continued

International Strategic Equity Allocation Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	65,361,245	$583,011,355	323,192,115	$3,176,965,242[1]
Distributions reinvested	10,797,874	92,213,840	8,825,077	91,427,800
Repurchased	(173,275,517)	(1,622,255,043)	(18,584,550)	(172,749,547)
Net increase (decrease)	(97,116,398)	$(947,029,848)	313,432,642	$3,095,643,495
Total net increase (decrease)	(97,116,398)	$(947,029,848)	313,432,642	$3,095,643,495

[1]	Includes in-kind subscriptions of approximately $3.0 billion by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.
Mid Value Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	3,445,218	$53,247,705	1,401,916	$26,684,322
Distributions reinvested	15,671,683	228,179,709	8,266,026	149,119,105
Repurchased	(10,929,609)	(180,632,275)	(26,750,313)	(503,877,488)
Net increase (decrease)	8,187,292	$100,795,139	(17,082,371)	$(328,074,061)
Total net increase (decrease)	8,187,292	$100,795,139	(17,082,371)	$(328,074,061)
Science & Technology Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	50,504,165	$78,522,072	15,490,826	$27,266,486
Distributions reinvested	15,894,410	18,119,628	63,151,980	121,883,322
Repurchased	(56,395,986)	(73,019,490)	(5,966,442)	(19,981,952)
Net increase	10,002,589	$23,622,210	72,676,364	$129,167,856
Total net increase	10,002,589	$23,622,210	72,676,364	$129,167,856
U.S. Sector Rotation Fund	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	35,681,140	$307,359,946	430,266,464	$4,186,145,635[1]
Distributions reinvested	14,533,931	117,724,841	25,953,684	259,017,769
Repurchased	(233,859,337)	(2,148,765,501)	(36,414,422)	(359,422,620)
Net increase (decrease)	(183,644,266)	$(1,723,680,714)	419,805,726	$4,085,740,784
Total net increase (decrease)	(183,644,266)	$(1,723,680,714)	419,805,726	$4,085,740,784

[1]	Includes in-kind subscriptions of approximately $4.1 billion by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.
Affiliates of the Trust owned 100% of shares of Class 1 and Class NAV, respectively, with the exception of Capital Appreciation Fund and Core Bond Fund, where affiliates held 70% and 68% of Class NAV, respectively, on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
On July 14, 2023, there was a redemption in kind from Class NAV shares of $721,512,220 and $1,174,541,563, which represented approximately 16.1% and 26.3% of International Strategic Equity Allocation Fund and U.S. Sector Rotation Fund, respectively, on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statements of operations.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and in kind transactions, amounted to the following for the year ended August 31, 2023:
	Purchases		Sales
Fund	U.S. Government	Other issuers	U.S. Government	Other issuers
Capital Appreciation Fund	—	$415,863,805	—	$625,641,956
Capital Appreciation Value Fund	$305,858,455	707,677,859	$270,195,981	849,290,069
Core Bond Fund	2,819,961,585	1,545,905,351	2,771,260,642	1,327,919,917
Health Sciences Fund	—	106,716,163	—	172,225,364
High Yield Fund	—	59,181,883	—	76,074,773
International Strategic Equity Allocation Fund	—	1,266,714,932	—	1,426,840,688
Mid Value Fund	—	740,181,415	—	801,938,243
Science & Technology Fund	—	190,559,531	—	186,387,365

Purchase and sale of securities, continued

	Purchases		Sales
Fund	U.S. Government	Other issuers	U.S. Government	Other issuers
U.S. Sector Rotation Fund	—	$2,731,734,847	—	$3,197,825,072
8.  Industry or sector risk
Certain funds may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
9.  Investment in affiliated underlying funds
The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Capital Appreciation Fund
John Hancock Collateral Trust*	—	—	$110,385,121	$(110,382,793)	$(2,328)	—	$20,668	—	—
Capital Appreciation Value Fund
John Hancock Collateral Trust*	201,946	$2,077,345	$73,055,644	$(73,114,975)	$(359)	$1,116	$36,748	—	$2,018,771
Core Bond Fund
John Hancock Collateral Trust*	—	—	$10,932,412	$(10,932,207)	$(205)	—	$604	—	—
High Yield Fund
John Hancock Collateral Trust*	—	$2,375,359	$19,191,960	$(21,566,780)	$(1,511)	$972	$58,121	—	—
International Strategic Equity Allocation Fund
John Hancock Collateral Trust*	2,522,734	$26,922,715	$565,992,949	$(567,687,382)	$(14,340)	$4,826	$531,719	—	$25,218,768
Mid Value Fund
John Hancock Collateral Trust*	1,995,190	$22,095,028	$294,128,926	$(296,281,129)	$(7,025)	$9,312	$365,732	—	$19,945,112
Science & Technology Fund
John Hancock Collateral Trust*	—	$1,229,283	$31,074,014	$(32,303,468)	$166	$5	$8,990	—	—
U.S. Sector Rotation Fund
John Hancock Collateral Trust*	6,570,132	$180,838,338	$1,233,703,761	$(1,348,869,223)	$(7,970)	$14,077	$5,929,019	—	$65,678,983
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
10.  Investment by affiliated funds
Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds' net assets. At August 31, 2023, the following fund(s) had an affiliate ownership of 5% or more of the funds' net assets:
Fund	Affiliated Concentration
Capital Appreciation Fund	42.1%
Capital Appreciation Value Fund	98.2%
Core Bond Fund	63.8%
Health Sciences Fund	100%
International Strategic Equity Allocation Fund	100%
Mid Value Fund	100%
Science & Technology Fund	100%
U.S. Sector Rotation Fund	100%

11.  Interfund trading
The funds are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the funds from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2023, the funds engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:
Fund	Purchases
Capital Appreciation Value Fund	$265,496
12.  Restricted securities
The funds may hold restricted securities which are restricted as to resale and the funds have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at August 31, 2023:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
High Yield Fund
KCAD Holdings I, Ltd.	3-21-11	$6,150,520	752,218,031	—	—	752,218,031	0.0%[1]	$752
MWO Holdings LLC	8-30-16	1,116,559	1,134	—	—	1,134	0.0%[1]	7,053
New Cotai, Inc., Class B	4-12-13	0	11	—	—	11	0.0%	0
								$7,805
[1]	Less than 0.05%.
13.  LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
14.  New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.

John Hancock Funds II

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Funds II and Shareholders of Capital Appreciation Fund, Capital Appreciation Value Fund, Core Bond Fund, Health Sciences Fund, High Yield Fund, International Strategic Equity Allocation Fund, Mid Value Fund, Science & Technology Fund and U.S. Sector Rotation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Capital Appreciation Fund, Capital Appreciation Value Fund, Core Bond Fund, Health Sciences Fund, High Yield Fund, International Strategic Equity Allocation Fund, Mid Value Fund, Science & Technology Fund and U.S. Sector Rotation Fund (nine of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodians, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 19, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

John Hancock Funds II
Federal tax information

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended August 31, 2023.
Dividend Received Deduction The funds report the maximum amount allowable of their net taxable income as eligible for the corporate dividends-received deduction.
Qualified Dividend Income The funds report the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Foreign Tax Credit The following table details the income derived from foreign sources and the amounts the funds intend to pass through as foreign tax credits for the year ended August 31, 2023:
Fund	Foreign sourced income	Foreign tax credit
International Strategic Equity Allocation Fund	$141,383,121	$11,591,124
Long Term Capital Gains The funds below paid the following amounts in capital gain dividends.
Fund	Long term capital gains
Capital Appreciation Fund	$138,882,734
Capital Appreciation Value Fund	128,808,190
Health Sciences Fund	8,653,037
Mid Value Fund	196,614,630
Science & Technology Fund	18,119,628
U.S. Sector Rotation Fund	74,867,729
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in a fund.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and each of the Subadvisory Agreements (collectively, the Subadvisory Agreements) with respect to each of the portfolios of the Trust included in this report (the Funds). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements.  Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and the Advisor and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, Subadvisor and collectively, the Subadvisors) with respect to each of the Funds identified below in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of certain of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, if any, to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds.  In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the
Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers. The Board also considered the significant risk assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex (John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisors’ investment performance and compliance programs, such as the Subadvisors’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;
(b) the background, qualifications and skills of the Advisor’s personnel;
(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the Fund;

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f) the Advisor’s initiative intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a) reviewed information prepared by management regarding the Funds’ performance;
(b) considered the comparative performance of each Fund’s respective benchmark index;
(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d) took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective benchmark and peer group median and also concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with certain exceptions noted in Appendix A.  In such cases, the Board concluded that such performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to the unaffiliated Subadvisors.  The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management’s discussion of the Funds’ expenses, as well as any actions taken over the past several years to reduce the Funds’ operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients
(including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and each Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisors that are affiliated with the Advisor) from the Advisor’s relationship with the Trust, the Board:
(a) reviewed financial information of the Advisor;
(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f) considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g) noted that certain of the Funds’ Subadvisors are affiliates of the Advisor
(h) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the Fund;
(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j) noted that the subadvisory fees for the Funds are paid by the Advisor and are negotiated at arms’ length with respect to the unaffiliated Subadvisors;
(k) considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including any Subadvisors that are affiliated with the Advisor), from their relationship with each Fund was reasonable and not excessive.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a) considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the Funds (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds’ fee structures contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow.  The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c) considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and unaffiliated Subadvisors.
Nature, extent, and quality of services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to a Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.
The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that each Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.
The Board also relied on the ability of the Advisor to negotiate each Subadvisory Agreement with Subadvisors that are not affiliated with the Advisor and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by unaffiliated Subadvisors from their relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreements.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to unaffiliated Subadvisors) of any material relationships with respect to the unaffiliated Subadvisors, which include arrangements in which unaffiliated Subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include shares of the Trust, other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans.
In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from a Subadvisor’s relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to each Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third-party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to a Subadvisor with respect to the Funds to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s respective peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor’s focus on each Subadvisor’s performance. The Board also noted each Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	although not without variation, the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that performance is being monitored and reasonably addressed);
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreements; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds, and that the fee structure for the Funds contains breakpoints, breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
JHF II Capital Appreciation Fund (Jennison Associates LLC)	Benchmark Index — The fund underperformed for the three-, five- and ten-year periods.
Lipper Category — The fund outperformed the median for the ten-year period and underperformed for the one-, three- and five-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the ten-year period. The Board took into account management's discussion of the factors that contributed to the fund's performance relative to the benchmark index for the one-, three-, five- and ten-year periods and relative to the peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Capital Appreciation Value Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
JHF II Core Bond Fund (Allspring Global Investments)	Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board also noted that the fund’s longer term performance, in part, reflects that of the previous subadvisor.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Health Sciences Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the three-, five- and ten-year periods and underperformed for the one-year period.
Lipper Category — The fund outperformed the median for the five- and ten-year periods and underperformed for the one- and three-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-, five- and ten-year periods and relative to the peer group median for the five- and ten-year periods.
The Board took into account management’s discussion of the fund’s expenses.
JHF II High Yield Fund (Western Asset Management)	Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
JHF II International Strategic Equity Allocation Fund (Manulife Investment Management (United States))	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund underperformed the median for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
JHF II Mid Value Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Science & Technology Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one-year period and underperformed for the three- and five-year periods.
Lipper Category — The fund outperformed the median for the one-year period and underperformed for the three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-year period.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the three- and five-year periods.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate. The Board also noted that the fund's longer term performance, in part, reflects that of the previous subadvisor.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
JHF II U.S. Sector Rotation Fund (Manulife Investment Management (United States))	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund underperformed the median for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Capital Appreciation Fund, John Hancock Capital Appreciation Value Fund, John Hancock Core Bond Fund, John Hancock Health Sciences Fund, John Hancock High Yield Fund, John Hancock International Strategic Equity Allocation Fund, John Hancock Mid Value Fund, John Hancock Science & Technology Fund, and John Hancock U.S. Sector Rotation Fund subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). Each Fund’s subadvisor, which is one of Allspring Global Investments, LLC, Jennison Associates LLC, Manulife Investment Management (US) LLC, T. Rowe Price Associates, Inc., or Western Asset Management Company, LLC (each a Subadvisor), executes the day-to-day investment management and security-level activities of the Fund it manages in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.

John Hancock Funds II
Trustees and officers information

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the funds and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

John Hancock Funds II
Trustees and officers information

INDEPENDENT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
NON-INDEPENDENT TRUSTEES[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions);  President of various trusts within the John Hancock Fund Complex (since 2023).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

John Hancock Funds II
Trustees and officers information

[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

John Hancock Funds II
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE The Trust’s complete schedule of portfolio holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. N-PORT ﬁlings are available on our website and the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Investment advisor
John Hancock Investment
Management LLC
Principal distributor
John Hancock Investment
Management Distributors LLC
Custodians
Citibank, N.A.
State Street Bank and Trust Company
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Officers
Kristie M. Feinberg#, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC 200 Berkeley Street, Boston, MA 02116, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by it, and by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
JHF2A	8/23 10/23

ITEM 2. CODE OF ETHICS.

As of the end of the fiscal year, August 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

2023: $501,905

2022: $480,868

(b) Audit related fees:

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews, and reviews related to supplemental regulatory filings. Amounts billed to the registrant for the fiscal years ended August 31, 2023 and 2022 were as follows:

2023: $666

2022: $30,984

Amounts billed to control affiliates were $127,376 and $129,201 for the fiscal years ended August 31, 2023 and 2022, respectively.

(c) Tax fees:

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2023: $4,725

2022: $1,250

(d) All other fees:

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended August 31, 2023 and 2022:

2023: $0

2022: $6,209

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended August 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,423,642 for the fiscal year ended August 31, 2023 and $796,305 for the fiscal year ended August 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable

(j)Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

Hassell H. McClellan – Member of the Audit Committee as of September 26, 2023 Patricia Lizarraga – effective September 20, 2022 to September 21, 2023

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not Applicable

(b)Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within

90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Kristie M. Feinberg

_______________________

Kristie M. Feinberg

President

Date: October 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristie M. Feinberg

_______________________

Kristie M. Feinberg

President

Date: October 19, 2023

/s/ Charles A. Rizzo

_______________________

Charles A. Rizzo

Chief Financial Officer

Date: October 19, 2023